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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) March 27, 1997


                                  PEOPLE'S BANK
             (Exact Name of Registrant as Specified in its Charter)



                                   Connecticut
                 (State or Other Jurisdiction of Incorporation)


             33-99508                             06-1213065
     (Commission File Number)         (I.R.S. Employer Identification No.)


   850 Main Street, Bridgeport, Connecticut             06604
   (Address of Principal Executive Offices)           (Zip Code)


                                 (203) 338-7171
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




                                                                  Page 1 of 444
                                            Index to Exhibits appears at page 4.


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Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in
         Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.           Document Description
  ---           --------------------


1               Underwriting Agreement.

4.1             Amended and Restated Pooling and Servicing Agreement

4.2             Series 1997-1 Supplement to the Pooling and Servicing Agreement.

4.3             Interest Rate Caps.

20              Monthly Servicer's Report.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PEOPLE'S BANK



Dated:  April 11, 1997            By:  /s/ George W. Morriss
                                       ---------------------
                                       George W. Morriss
                                       Executive Vice President
                                         and Chief Financial Officer

                                INDEX TO EXHIBITS



Exhibit                                                             Sequential
  No.       Document Description                                      Page No.
  ---       --------------------                                      --------

1           Underwriting Agreement..................................     6

4.1         Amended and Restated Pooling and
            Servicing Agreement.....................................    44

4.2         Series 1997-1 Supplement to the
            Pooling and Servicing Agreement.........................   232

4.3         Interest Rate Caps......................................   379

20          Monthly Servicer's Report...............................   432

                                                                    EXHIBIT 1






                     PEOPLE'S BANK CREDIT CARD MASTER TRUST
                       $425,000,000 Floating Rate Class A
                    Asset Backed Certificates, Series 1997-1

                        $33,750,000 Floating Rate Class B
                    Asset Backed Certificates, Series 1997-1



                             Underwriting Agreement


GOLDMAN, SACHS & CO.,
  as Representatives of
  the Class A Underwriters and
  as Class B Underwriters
85 Broad Street
New York, New York 10004

                                                                  March 21, 1997

Dear Sirs:

        People's Structured Finance Corp., a Connecti- cut corporation ("PSFC") and a wholly owned subsidiary of People's Bank, a Connecticut stock savings bank (the "Bank"), proposes, subject to the terms and conditions stated herein, to sell to the underwriters listed on Schedule A hereto (the "Underwriters"), an aggregate of $425,000,000 principal amount of People's Bank Credit Card Master Trust Floating Rate Class A Asset Backed Certificates, Series 1997-1 (the "Class A Certificates") and $33,750,000 Floating Rate Class B Asset Backed Certificates, Series 1997-1 (the "Class B Certificates" and, together with Class A Certificates, the "Certificates"). We refer to you herein in your capacities as Underwriters and as representatives of the Underwriters as the "Representatives".

        Each Certificate will represent an undivided interest in the People's Bank Credit Card Master Trust (the "Trust") established pursuant to an Amended and

Restated Pooling and Servicing Agreement between the Bank, as Seller and as Servicer of the credit card receivables transferred to the Trust, and Bankers Trust Company, as trustee (the "Trustee"), dated as of March 18, 1997, as amended and restated (the "P&S Agreement"). Additional credit card receivables have been transferred to the Trust subsequent to the date of the P&S Agreement pursuant to Assignment No. 1 between the Bank and the Trustee, dated as of October 4, 1994 ("Assignment No. 1"), Assignment No. 2 between the Bank and the Trustee, dated as of July 14, 1995 ("Assignment No. 2"), Assignment No. 3 between the Bank and the Trustee, dated as of May 1, 1996 ("Assignment No. 3") and Assignment No. 4 between the Bank and the Trustee dated as of October 1, 1996 ("Assignment No. 4"). The Bank assigned to PSFC all of the Bank's right, title and interest in, to and under the Exchangeable Seller Certificate pursuant to the Assignment and Assumption Agreement (the "Assignment"), dated as of December 15, 1995. The Certificates will be issued pursuant to the P&S Agreement and the Series 1997-1 Supplement between People's Bank, as Transferor and Servicer, and Bankers Trust Company as Trustee, dated as of March 18, 1997 (the "Series Supplement" and, together with the P&S Agreement, Assignment No. 1, Assignment No. 2, Assignment No. 3 and Assignment No. 4, the "Pooling and Servicing Agreement"). The property of the Trust will include, among other things, receivables (the "Receivables") generated from time to time in a portfolio of MasterCard and VISA credit card accounts, all monies due or to become due in payment of the Receivables, Recoveries and Interchange allocable to the Trust, the benefits of the funds and securities on deposit in certain bank accounts with respect to the Certificates and an interest rate cap agreement for the exclusive benefit of the Class A Certificateholders and an interest rate cap agreement for the exclusive benefit of the Class B Certificateholders. In addition, the Certificates will have the exclusive benefit of an interest in the Trust to be issued simultaneously with the Certificates in the initial principal amount of $41,250,000 (the "Collateral Interest"), which is subordinate to the Class A Certificates and the Class B Certificates. To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

        1. PSFC and the Bank, each only as to itself, represents and warrants to, and agrees with, the Under- writers that:

                (a) A registration statement in respect of the Certificates has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to the Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to PSFC's or the Bank's knowledge, as applicable, threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, being hereinafter called the "Prospectus");

                (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to either PSFC or the Bank by the Representatives expressly for use therein;

                (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein with respect to the Prospectus, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to either PSFC or the Bank by the Representatives expressly for use therein;

                (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial position, stockholders' equity or results of operations of either PSFC or the Bank and any of the Bank's subsidiaries, on a consolidated basis, and (ii) neither PSFC nor the Bank or any of the Bank's subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to PSFC or the Bank and the Bank's subsidiaries, taken as a whole, that, in the case of either such clause (i) or (ii), would reasonably be expected to materially adversely affect the interests of the holders of the Certificates, otherwise than as set forth or contemplated in the Prospectus;

                (e) The Bank has been duly incorporated and is validly existing as a Connecticut stock savings bank under the laws of the State of Connecticut, with all power, authority and legal right necessary to own its properties and conduct its business as described in the Prospectus, and to enter into and perform its obligations under this Agreement, the Pooling and Servicing Agreement, the Assignment and the Loan Agreement, and had at all relevant times, and now has, the power, authority and legal right to acquire, own and sell the Receivables, and is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals with respect to the Bank in each jurisdiction in which failure to qualify or to obtain such licenses or approvals would render any Receivable unenforceable by the Bank or the Trust or would have a material adverse effect on the Certifi-cateholders, or any Enhancement Provider;

                (f) PSFC has been duly incorporated and is validly existing as a Connecticut corporation in good standing under the laws of the State of Connecticut, with all power, authority and legal right necessary to own its properties and conduct its business as described in the Prospectus, and to enter into and perform its obligations under this Agreement and the Assignment and had at all relevant times, and now has, the power, authority and legal right to acquire, own and exchange the Exchangeable Seller Certificate, and is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such licenses or approvals would have a material adverse effect on the Certificatehold-ers or any Enhancement Provider;

                (g) The Certificates have been duly authorized and, when executed, issued and delivered pursuant to the Pooling and Servicing Agreement, duly authenticated by the Trustee and paid for by the Underwriters in accordance with the terms of this Agreement, will have been duly and validly executed, authenticated, issued and delivered and will be entitled to the benefits provided by the Pooling and Servicing Agreement; the Pooling and Servicing Agreement has been duly autho-rized by the Bank and, when executed and delivered by the Bank and the Trustee, will constitute a valid and binding agreement of the Bank, subject (x) to the effect of any applicable bankruptcy, insolvency, reorganization, moratoriums, and other similar laws affecting creditors' rights generally, (y) to the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law), and (z) to the further qualification that certain remedial provisions in the Pooling and Servicing Agreement may be limited or rendered ineffective by the applicable laws of the State of New York or judicial decisions governing such provisions or holding their enforcement to be unreasonable under the then existing circumstances (but there exists in the Pooling and Servicing Agreement or pursuant to applicable law legally adequate remedies for a realization of the principal benefits purported to be provided thereby); the Certificates and the Pooling and Servicing Agreement conform to the descriptions thereof in the Prospectus in all material respects;

                (h) The Assignment has been duly authorized, executed and delivered by PSFC and the Bank, as applicable, and constitutes a valid and binding agreement of PSFC and the Bank, subject to the effect of (x) any applicable bankruptcy, insolvency, reorganization, moratoriums, and other similar laws affecting creditors' rights generally and (y) general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law);

                (i) The Loan Agreement has been duly authorized by the Bank and when executed and delivered by the Bank, the Trustee, the Collateral Interest Holder and the Agent, will constitute a valid and binding agreement of the Bank, subject (x) to the effect of any applicable bankruptcy, insolvency, reorganization, moratoriums, and other similar laws affecting creditors' rights generally,(y) to the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law), and (z) to the further qualification that certain remedial provisions in the Loan Agreement may be limited or rendered ineffective by the applicable laws of the State of New York or judicial decisions governing such provisions or holding their enforcement to be unreasonable under the then existing circumstances (but there exists in the Loan Agreement or pursuant to applicable law legally adequate remedies for a realization of the principal benefits purported to be provided thereby) ;

                (j) This Agreement has been duly authorized, executed and delivered by the Bank and PSFC;

                (k) The issuance and sale of the Certificates and the compliance by PSFC and the Bank, as applicable, with all of the provisions of the Certificates, this Agreement, the Pooling and Servicing Agreement, the Assignment and the Loan Agreement, as applicable, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation of any lien, mortgage, pledge, charge, security interest or encumbrance (collectively, "Liens"), other than as contemplated in or permitted by the Pooling and Servicing Agreement, the Loan Agreement or the Assignment, upon any property or assets of PSFC or the Bank, as applicable, pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which PSFC, the Bank or any of the Bank's other subsidiaries is a party or by which any of them is bound or to which any of the property or assets of PSFC, the Bank or any of the Bank's other subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of PSFC, or of the Articles of Incorporation or By-laws of the Bank, as applicable, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over PSFC, the Bank or any of the Bank's other subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Certificates or the consummation by PSFC or the Bank, as applicable, of the transactions contemplated by this Agreement, the Assignment, the Loan Agreement or the Pooling and Servicing Agreement, except the filing of Uniform Commercial Code financing statements with respect to the Receivables, the registration under the Act of the Certificates, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Certificates by the Underwriters;

                (l) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which either PSFC or the Bank, as applicable, is a party or of which any property of either PSFC or the Bank is the subject which are reasonably probable of adverse determination and which, if determined adversely to PSFC or the Bank, as applicable, would have a material adverse effect on the financial position, stockholders' equity or results of operations of PSFC or the Bank or which could interfere with or adversely affect the consummation of the transactions contemplated in this Agreement, the Pooling and Servicing Agreement, the Loan Agreement or the Assignment; and, to the best of PSFC's and the Bank's knowledge, as applicable, no such proceedings are threatened or contemplated by governmental authorities or threatened by others except as set forth in or contemplated by the Prospectus;

                (m) Neither PSFC nor the Bank or any of the Bank's other affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

                (n) KPMG Peat Marwick, which have reviewed the statistical data included in the Registration Statement, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                (o) At the Time of Delivery (as specified in Section 4 hereof), the representations and warranties of the Seller and of the Servicer, made in Sections 2.3 and 3.3, respectively, of the Pooling and Servicing Agreement shall be true and correct; and the represen-tations and warranties of the Seller relating to the Receivables made in
        Section 2.4 of the Pooling and Servicing Agreement shall be true and correct; provided, however, that the breach of any such representations and warranties in Section 2.4 of the Pooling and Servicing Agreement shall not be deemed to be a breach hereunder unless such breach materially adversely affects the interests of the holders of either the Class A Certificates or the Class B Certificates;

                (p) At the time of execution and delivery of the Pooling and Servicing Agreement, the Bank had good and marketable title to the Receivables transferred to the Trustee pursuant thereto, free and clear of any Liens (other than as contemplated in the Pooling and Servicing Agreement or the Assignment), and will not have assigned to any Person any of its right, title or interest in the Receivables or in such Pooling and Servicing Agreement (other than as contemplated in the Pooling and Servicing Agreement or the Assignment) and PSFC will not have assigned to any Person any of its right, title or interest in the Certificates being issued pursuant to the Pooling and Servicing
        Agreement (other than as contemplated in the Pooling and Servicing Agreement); the Bank had at such time the power and authority to transfer the Receivables to the Trustee; PSFC has on the date hereof the power and authority to transfer the Certificates to the Underwriters, and, upon execution and delivery to the Trustee of the Series Supplement and execution, authentication and delivery to the Underwriters of the Certificates, the Trustee will have good and marketable title to or a perfected security interest in the Receivables and the Underwriters, upon payment of the purchase price of the Certificates, will have good and marketable title to the Certificates, in each case free and clear of any Liens (other than Liens created by the Underwriters and other than as contemplated in the Pooling and Servicing Agreement or the Assignment);

                (q) Any taxes, fees and other governmental charges imposed upon PSFC or the Bank or on the assets of the Trust in connection with the execution, delivery and issuance by the Bank of this Agreement, the Pooling and Servicing Agreement and the Certificates and which are due at or prior to the Time of Delivery have been or will have been paid by PSFC or the Bank, as applica- ble, at or prior to the Time of Delivery;

                (r) The Receivables pledged by the Bank to the Trustee under the Pooling and Servicing Agreement have an aggregate outstanding balance determined as of December 31, 1996 ("the Series Cut-Off Date"), in accordance with the Pooling and Servicing Agreement of not less than $2,174,315,242;

                (s) The Trust is not an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"); and

                (t) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended.

        2. Subject to the terms and conditions herein set forth, PSFC agrees to sell and deliver to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from PSFC the number and type of Certificates set forth in Schedule A opposite the name of each such Underwriter. The Class A Certificates being purchased by the Underwriters hereunder are to be purchased at a purchase price equal to 99.710% of the principal amount thereof. The Class B Certificates being purchased by the Underwriters hereunder are to be purchased at a purchase price equal to 99.710% of the principal amount thereof.

        3. Upon the authorization by PSFC of the release of the Certificates, the Underwriters propose to offer the Certificates for sale upon the terms and conditions set forth in the Prospectus.

        4. The Certificates to be purchased by the Underwriters hereunder, in definitive or book-entry form, and in such authorized denominations and registered in such names as the Underwriters may request upon at least forty-eight hours' prior notice to PSFC, shall be delivered by or on behalf of PSFC to the Underwriters against payment by the Underwriters or on behalf of the Underwriters of the purchase price therefor, in immediately available funds, drawn to the order of PSFC, at the office of Mayer, Brown & Platt, 1675 Broadway, New York,

New York 10019, at 10:00 a.m. on March 27, 1997, or at such other place and time and date as the Underwriters and PSFC may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Certificates. Such Certificates will be made available for checking at least twenty-four hours prior to the Time of Delivery at the office of Mayer Brown & Platt described above.

        5. PSFC and the Bank each agrees with the Underwriters:

                (a) To advise the Underwriters promptly of any proposal to amend or supplement the Registration Statement as filed, or the Prospectus, and will not effect such amendment or supplement without the consent of the Representatives, which consent shall not be unreasonably delayed or withheld; to prepare and file the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to advise the Underwriters, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Certificates for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                (b)  Promptly  from  time to time to  take  such  action  as the
        Underwriters may reasonably request to qualify the Certificates for offering I and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Certificates, provided that in connection therewith neither PSFC nor the Bank shall be required to qualify as a foreign corporation or dealer in securities, or to file a general consent to service of process, in any jurisdiction;

                (c) To furnish the Underwriters with copies of the Prospectus in such quantities as the Underwriters may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Certificates and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify the Underwriters and to prepare and file with the Commission and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended
        Prospectus  or a supplement  to the  Prospectus  which will correct such statement or omission or effect such compliance; and in case the Underwriters are required to deliver a prospectus in connection with the sales of any of the Certificates at any time nine months or more after the date of issue of the Prospectus, upon the request of the
        Underwriters but at the expense of the Underwriters, to prepare and deliver to the Underwriters as many copies as the Underwriters may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                (d) To make generally available to the Certif- icateholders, as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Trust (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission there- under (including, at the option of the Bank, Rule 158);

                (e) During the period beginning from the date hereof and continuing to and including the earlier of (i) the termination of trading restrictions on the Certificates, as notified to PSFC and the Bank by the Representatives, and (ii) the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any securities of PSFC or the Bank or a trust formed by the Bank which mature more than one year after the Time of Delivery and which are substantially similar to the Certificates, without the prior written consent of the Representatives;

                (f) So long as any Certificates are outstanding, to furnish to the Underwriters copies of all reports or other written communications (financial or other) furnished to holders of the Certificates, and deliver to the Underwriters as soon as they are available, copies of any reports and financial statements furnished to or filed by PSFC or the Bank with the Commission, or any national securities exchange on which the Certificates or any class of securities of the Bank are listed;

                (g) So long as any Certificates are outstanding, to furnish to the Underwriters copies of all such additional information concerning the business and financial condition of the Trust as the Underwriters may from time to time reasonably request; and

                (h) To the extent, if any, that the rating provided with respect to the Certificates by Standard & Poor's Ratings Services and Moody's Investors Service, Inc. or the rating provided with respect to the Collateral Interest by Fitch Investors Service, LLP is conditional upon the furnishing of documents or the taking of any other actions by PSFC or the Bank, PSFC or the Bank, as applicable, shall furnish such documents and take any such other actions.

        6. PSFC and the Bank each covenants and agrees with the Underwriters that together they will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the counsel and accountants of PSFC and the Bank, as applicable, in connection with the registration of the Certificates under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing this Agreement, the Pooling and Servicing Agreement, the Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Certificates; (iii) all expenses in connection with the qualification of the Certificates for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(iv) any fees charged by securities rating services for rating the Certificates;
(v) any cost of preparing the Certificates; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Pooling and Servicing Agreement and the Certificates; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Certificates by it, and any advertising expenses connected with any offers it may make.

        7. The obligations of each of the Underwriters hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of each of PSFC and the Bank herein are, at and as of the Time of Delivery, true and correct, the condition that each of PSFC and the Bank shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

                (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of PSFC, the Bank or the Underwriters, threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives;

                (b) Since the respective dates as of which  information is given in the  Prospectus,  there  shall  not have  been any  material  adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial position, stockholders' equity or results of operations of either PSFC or the Bank and its subsidiaries on a consolidated basis otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Underwriters makes it impracticable to proceed with the public offering or the delivery of the Certificates on the terms and in the manner contemplated in the Registration Statement;

                (c) At the Time of Delivery, each of PSFC and the Bank shall have furnished to the Underwriters certificates of an executive officer of PSFC or the Bank, as applicable, as to the accuracy of the representations and warranties of PSFC or the Bank, as applicable, herein at and as of the Time of Delivery, as to the performance by PSFC or the Bank of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) through (c) of this Section and as to such other matters as the Underwriters may reasonably request;

                (d) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, shall have furnished to the Underwriters such opinion or opinions, dated the Time of Delivery, with respect to the validity of the Pooling and Servicing Agreement, the Certificates, the

        Registration Statement, the Prospectus, and other related matters as the Underwriters may reasonably request, and such counsel shall have received from PSFC or the Bank and their counsel such papers and information as they may reasonably request from PSFC or the Bank and their counsel to enable them to pass upon such matters;

                (e) Mayer, Brown & Platt, counsel for PSFC and the Bank, shall have furnished to the Underwriters their written opinion, addressed to the Underwriters and dated the Time of Delivery, in form and substance satisfactory to the Underwriters and their counsel, substantially to the effect that:

                        (i) This  Agreement has been duly  authorized,  executed
                and delivered by each of PSFC and the Bank;

                        (ii) The Certificates have been duly authorized, executed and delivered by the Bank and, when duly authenticated in accordance with the terms of the Pooling and Servicing Agreement and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be validly issued and entitled to the benefits provided by the Pooling and Servicing Agreement;

                        (iii) The Pooling and Servicing  Agreement has been duly
                authorized, executed and delivered by the Bank and constitutes the legal, valid and binding agreement of the Bank enforceable against the Bank in accordance with its terms, subject (x) to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, (y) to the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law), and (z) to the further qualification that certain remedial provisions in the Pooling and Servicing Agreement may be limited or rendered ineffective by the applicable laws of the State of New

                York or judicial decisions governing such provisions or holding their enforcement to be unreasonable under the then existing circumstances (but, in such counsel's opinion, there exists in the Pooling and Servicing Agreement or pursuant to applicable law legally adequate remedies for a realization of the principal benefits purported to be provided thereby);

                        (iv) The Assignment has been duly  authorized,  executed
                and delivered by each of PSFC and the Bank and constitutes the legal, valid and binding agreement of each of PSFC and the Bank enforceable against PSFC and the Bank in accordance with its terms, subject (x) to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally and (y) to the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law);

                        (v) The Loan Agreement has been duly authorized, executed and delivered by the Bank and constitutes the legal, valid and binding agreement of the Bank enforceable against the Bank in accordance with its terms, subject (x) to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally and (y) to the effect of general principles of equity including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law), and (z) to the further qualification that certain remedial provisions in the Loan Agreement may be limited or rendered ineffective by the applicable laws of the State of New York or judicial decisions governing such provisions or holding their enforcement to be unreasonable under the then existing circumstances (but there exists in the Loan Agreement or pursuant to applicable law legally adequate remedies for a realization of the principal benefits pur- ported to be provided thereby);

                        (vi) The Pooling  and  Servicing  Agreement  need not be
                qualified under the Trust Indenture Act of 1939, as amended; and the Trust is not now, and immediately following the sale of the Certificates pursuant to this Agreement will not be, required to register under the 1940 Act;

                        (vii) Such counsel has  participated  in the preparation
                of the Registration Statement and Prospectus. From time to time, such counsel has had discussions with the officers and employees of PSFC and the Bank, the independent accountants of PSFC and the Bank, and employees and representatives of the Underwriters concerning the information contained in the Registration Statement and Prospectus. Based thereupon such counsel is of the opinion that the Registration Statement and the Prospectus (except for the operating statistics, financial statements, financial schedules and other financial and operating data included therein, as to which it expresses no view) comply as to form with the Act and the rules and regulations thereunder;

                        (viii) The statements in the  Prospectus  under "Certain
                Legal Aspects of the Receivables," insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, have been reviewed by such counsel and are correct in all material respects. Furthermore, insofar as the statements contained in the Registration Statement purport to summarize certain provisions of the Certificates and the Pooling and Servicing Agreement, such statements present summaries of such provisions that are accurate in all material respects;

                        (ix) The  Registration  Statement  has become  effective
                under the Act, and the Prospectus has been filed with the Commission pursuant to Rule 424(b) thereunder in the man-ner and within the time period required by Rule 424(b). To the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened by the Commission. Such counsel does not know of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required;

                        (x) Such counsel has not  independently  verified and is
                not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness (except as set forth in paragraph (viii) above and under the headings "Prospectus
                Summary--Tax      Status,"      "Prospectus       Summary--ERISA
                Considerations," "Certain Federal Income Tax Consequences" and "Certain Employee Benefit Plan Considerations") of the information contained in the Registration Statement and Prospectus. Based upon the participation and discussions described above, no facts have come to such counsel's attention that cause it to believe that the Registration Statement, as of its effective date (except for the financial statements, financial schedules and other financial and operating data included therein as to all of which such counsel expresses no view), contained any untrue statement of a material fact or omited to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date (except for the financial statements, financial schedules, and other financial and operating data included therein as to which such counsel expresses no view) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                        (xi) The Receivables are accounts or general intangibles
                as defined in the Uniform Commercial Code.

        In rendering such opinion, such counsel shall be entitled to rely as to matters of fact upon such certificates or other assurances of public officials and such certificates of one or more officers of PSFC, the Bank and/or the Bank's other subsidiaries or the legal opinion of the general counsel of PSFC and/or the Bank as such counsel shall reasonably deem necessary.

                (f) Mayer, Brown & Platt, counsel for PSFC and the Bank, shall have furnished to the Underwriters their opinion or opinions, dated the Time of Delivery and satisfactory in form and substance to the Underwriters and its counsel, with respect to certain matters relating to the transfer of the Receivables to the Trust, and the Financial Institutions Reform, Recovery and Enforcement Act with respect to the effect of receivership of the Bank and with respect to other related matters in a form previously approved by the Underwriters and its counsel;

                (g) Mayer, Brown & Platt, special tax counsel for the Bank, shall have furnished to the Underwriters their opinion or opinions, dated the Time of Delivery and satisfactory in form and substance to the Underwriters, to the effect that for federal and New York State income tax purposes the Certificates will be characterized as indebtedness that is secured by the Receivables, and that the Trust will be treated as a mere security device for Federal and New York State income tax purposes, and the statements set forth in the Prospectus under the headings "Prospectus Summary - - Tax Status," "Prospectus Summary -- ERISA Considerations," "Certain Federal Income Tax Consequences" and "Certain Employee Benefit Plan Considerations" are a fair and accurate summary of the material tax consequences of the issuance and holding of the Certificates;

                (h) Pullman & Comley, LLC, special Connecticut tax counsel for the Bank, shall have furnished to the Underwriters their opinion, dated the Time of Delivery and satisfactory in form and substance to the Underwriters and its counsel, to the effect that for Con-
        necticut state income tax purposes the Certificates will be characterized as indebtedness that is secured by the Receivables and that the Trust will be treated as a mere security device for Connecticut state tax purposes;

                (i) Pullman & Comley, LLC, special Connecticut counsel for PSFC and the Bank, shall have furnished to the Underwriters their opinion or opinions, dated the Time of Delivery and satisfactory in form and substance to the Underwriter and its counsel, with respect to the perfection of the Trust's interest in the Receivables and with respect to the applicability of certain provisions of Connecticut state banking law with respect to the effect of receivership of the Bank and with respect to other related matters in a form previously approved by the Underwriters and its counsel;

                (j) William T. Kosturko, general counsel of each of PSFC and the Bank, shall have furnished to the Underwriters his written opinion, addressed to the Underwriters and dated the Time of Delivery, in form and substance satisfactory to the Underwriters and their counsel, substantially to the effect that:

                        (i) The Bank has been duly  incorporated  and is validly
                existing as a Connecticut stock savings bank under the laws of the State of Connecticut, with power, authority and legal right necessary to own its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the Pooling and Servicing Agreement, the Loan Agreement and the Assignment and had at all relevant times, and now has, the power, authority and legal right to acquire, own and sell the Receivables, and is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals with respect to the Bank in each jurisdiction in which failure to qualify or to obtain such licenses or approvals would render any Receivable unen- forceable by the Bank or the Trust or would have a material adverse effect on the Certifi- cateholders or any Enhancement Provider;

                        (ii) PSFC has been duly incorporated and is validly existing as a Connecticut corporation in good standing under the laws of the State of Connecticut, with all power, authority and legal right necessary to own its properties and conduct its business as described in the Prospectus, and to enter into and perform its obligations under this Agreement and had at all relevant times, and now has, the power, authority and legal right to acquire, own and exchange the Exchangeable Seller Certificate, and is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such licenses or approvals would have a material adverse effect on the Certificatehold- ers or any Enhancement Provider;

                        (iii) This Agreement, the Pooling and Servicing Agreement, the Certificates, the Assignment and the Loan Agreement have been duly authorized, executed and delivered by the Bank;

                        (iv) This  Agreement and the Assign- ment have been duly
                authorized, executed and delivered by PSFC;

                        (v) No consent, approval,  authorization or order of any
                governmental agency or body is required for (A) the performance by the Bank of its obligations under the Pooling and Servicing Agreement or the Loan Agreement, or (B) the issuance and sale of the Certificates or of the Collateral Interest, except such as have been obtained under the Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Certificates by the Underwriters;

                        (vi)  Neither  the   execution   and  delivery  of  this
                Agreement or the Assignment by PSFC and the Bank, or the Certificates, the Pooling and Servicing Agreement or the Loan

                Agreement by the Bank, nor the performance by PSFC or the Bank of the transactions therein contemplated will result in any material violation of any statute or regulation or any order or decree known to such counsel of any court or governmental authority binding upon PSFC or the Bank, as applicable, or their respective property, or conflict with, or result in a breach or violation of any term or provision of, or result in a default under any of the terms and provisions of, the Certificate of Incorporation of PSFC, the Articles of Incorporation of the Bank, the By-laws of PSFC or the Bank, as applicable, or any material indenture, loan agreement or other material agreement of PSFC or the Bank known to such counsel by which PSFC or the Bank is bound, or result in a violation, or contravene the terms, of any statute or regulation or, to the knowledge of such counsel, order applicable to PSFC or the Bank of any court, regulatory body, administrative agency or governmental body having jurisdiction over PSFC or the Bank, except such counsel need express no opinion as to any statute, order or regulation the violation of which would not have any material adverse effect on PSFC or the Bank or their respective activities or to which PSFC or the Bank may be subject as a result of the legal or regulatory status of the addressees of the opinion or as a result of such Persons' involvement in the transactions contemplated by this Agreement, the Pooling and Servicing Agreement or the Loan Agreement;

                        (vii) There are no proceedings or investigations pending
                or, to the best knowledge of such counsel, threatened against PSFC or the Bank, before any governmental authority (i) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, the Loan Agreement, the Certificates or the Assignment, (ii) seeking to prevent the issuance of the Certificates or of the Collateral Interest or the consummation of any of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement, the Loan Agreement, the Certificates or the Assignment, (iii) seeking any determination or ruling that would materially and adversely affect the performance by PSFC or the Bank of their respective obligations under this Agreement, the Pooling and Servicing Agreement, the Loan Agreement or the Assignment (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement, the
                Pooling and Servicing Agreement, the Loan Agreement, the Certificates or the Assignment, or (v) seeking to assert any tax liability against the Trust under the United States Federal, New York State or Connecticut State income tax systems;

                        (viii) The statements in the Prospectus  concerning PSFC
                and the Bank and conduct of their respective business have been reviewed by such counsel and are correct in all material respects; and

                        (ix) Such counsel has not independently  verified and is
                not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness (except as set forth in paragraph (viii) above) of the information contained in the Registration Statement and Prospectus. Based upon the participation and discussions described in subsection 7(e)(vii) above, no facts have come to such counsel's attention that cause him to believe that the Registration Statement, as of its effective date (except for the financial statements, financial schedules and other financial and operating data included therein as to all of which such counsel expresses no view), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date (except for the financial statements, financial schedules, and other financial data included therein as to which such counsel expresses no view) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                (k) On the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also at the Time of Delivery, KPMG Peat Marwick shall have furnished to the Underwriters letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants' "comfort letters" and "specified procedures letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

                (l) At the Time of Delivery, the Underwriters shall have received an opinion of Seward & Kissel, counsel to the Trustee, dated the Time of Delivery, and satisfactory in form and substance to the Underwriters and their counsel, to the effect that:

                        (i)  the  Trustee  is  a  banking   corpo-  ration  duly
                incorporated and validly existing under the laws of the State of New York;

                        (ii) the Trustee has full power and authority to execute
                and deliver, and to perform its obligations under the Pooling and Servicing Agreement and the Loan Agreement and to carry out the transactions contemplated by the Pooling and Servicing Agreement and the Loan Agreement;

                        (iii) each of the P&S  Agreement,  the  Assignment,  the
                Series   Supplement   and  the  Loan  Agreement  has  been  duly
                authorized, executed and delivered by the Trustee;

                        (iv) assuming the due execution and delivery by the Bank
                of each of the Pooling and Servicing Agreement and the Loan Agreement and that each of the Pooling and Servicing Agreement and the Loan Agreement is the legal, valid and binding obligation of the Bank, each of the Pooling and Servicing Agreement and the Loan Agreement constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, liquidation and other similar laws affecting the enforce- ability of creditors' rights generally, and general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding at law or in equity) as well as concepts of reasonableness, good faith and fair dealing;

                        (v) the Certificates have been duly authenticated by the
                Trustee pursuant to the Pooling and Servicing Agreement;

                        (vi) no  approval,  authorization  or other action by or
                filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of the Pooling and Servicing Agreement or the Loan Agreement or the performance by the Trustee thereunder; and

                        (vii) the  execution  and  delivery  of the  Pooling and
                Servicing Agreement and the Loan Agreement and the performance by the Trustee of their respective terms do not conflict with or result in a violation of (A) any United States of America or State of New York law or regulation governing the banking or trust powers of the Trustee or (B) the Articles of Incorporation or By-laws of the Trustee;

                (m) At the Time of Delivery, the Underwriters shall have received the favorable written opinions of German counsel to Bayerische Vereinsbank AG and of Cadwalader Wickersham & Taft, counsel to Bayerische Vereinsbank AG, New York branch (the "Collateral Interest Holder"), as to the due authorization, execution and delivery of the Loan Agreement by the Collateral

        Interest Holder and the enforceability of the Loan Agreement, in each case in form and substance satisfactory to the Underwriters and their counsel.

                (n) The Underwriters shall have received evidence satisfactory to the Underwriters that the Class A Certificates have received the rating of AAA by Standard & Poor's Ratings Services and the rating of Aaa by Moody's Investors Service, Inc., the Class B Certificates shall have received the rating of A from Standard and Poor's Ratings Services and a rating of A2 from Moody's Investor's Service, Inc. and the Collateral Interest shall have received the rating of BBB from Fitch Investors Service, L.P. and such ratings shall not have been rescinded or lowered, or at the Time of Delivery be under surveillance or review;

                (o) At the Time of Delivery, the Underwriters shall have received one or more opinions of counsel to Lehman Brothers Financial Products Inc. (the "Interest Rate Cap Provider"), addressed to you, in form and substance satisfactory to the Underwriters and their counsel regarding the due authorization, execution, delivery and enforceability by or against the Interest Rate Cap Provider of the interest rate cap agreements, to be dated on or prior to March 27, 1997, between the Trustee and the Interest Rate Cap Provider (the interest rate cap agreements are collectively referred to herein as the "Interest Rate Cap"), and such other matters as the Underwriters or their counsel may reasonably request regarding the Interest Rate Cap.

                (p) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this clause (iii) in the reasonable judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Certificates on the terms and in the manner contemplated in the Prospectus;

                (q) The Underwriters shall have received evidence satisfactory to the Underwriters that, on or before the Time of Delivery, UCC-1 financing statements have been filed in the appropriate filing offices of the State of Connecticut and such other jurisdictions as counsel to PSFC and the Bank deems appropriate to reflect the interest of the Trustee in the Receivables;

                (r) At the Time of Delivery, the Underwriters shall have received any and all opinions of counsel and other memoranda prepared by any such counsel to PSFC and the Bank which have been addressed to or supplied to each Rating Agency rating the Certificates or the Collateral Interest relating to, among other things, the security interest of the Trustee in the Receivables and certain monies due or to become due with respect thereto, certain bankruptcy issues and certain matters with respect to the Certificates. Any such opinions or memoranda shall be addressed to the Underwriters or shall indicate that the Underwriters may rely on such opinions as though they were addressed to the Underwriters, and shall be dated the Time of Delivery;

                (s) No Pay Out Event or other event or condition, which event or condition with notice, the passage of time or both would result in a Pay Out Event, shall have occurred or shall exist with respect to the Certificates at the Time of Delivery; and

                (t) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto and thereto shall be satisfactory in form and substance to the Representatives and their counsel and the Underwriters and their counsel shall have received such information, certificates or documents as the Underwriters or their counsel may reasonably request.

                8. (a) PSFC and the Bank will jointly and severally indemnify and hold harmless the Underwriters against any losses, claims, damages or liabilities, joint or several, to which the Underwriters may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriters for any legal or other expenses reasonably incurred by the Underwriters in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither PSFC nor the Bank shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to either PSFC or the Bank by the Underwriters for use therein; provided further that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus, or in the Prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any of the Underwriters to the extent that such loss, claim, damage or liability of such Underwriters results from the fact that such Underwriter sold Certificates to a person as to whom it shall be established that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Prospectus or of the Prospectus as then amended or supplemented, if such delivery of such Prospectus or such amended or supplemented Prospectus was required under the Act, and if the Underwriters consented to and approved any such amendment or supplement to such Prospectus pursuant to Section 5(a) of this Agreement and if either PSFC or the Bank had previously furnished copies thereof to such Underwriters and the untrue statement or omission or alleged untrue statement or omission contained in such Preliminary Prospectus or the Prospectus was corrected in the Prospectus or the Prospectus as then amended or supplemented.

                (b) The Underwriters will indemnify and hold harmless PSFC and the Bank against any losses, claims, damages or liabilities to which either PSFC or the Bank may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any such amendment or supplement in reliance upon and in conformity with written information furnished to either PSFC or the Bank by the Underwriters expressly for use therein; and will reimburse PSFC and the Bank for any legal or other expenses reasonably incurred by PSFC or the Bank in connection with investigating or defending any such action or claim as such expenses are incurred.

                (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Any indemnifying party against whom indemnity may be sought shall not be liable to indemnify any indemnified party under this Section 8 if any settlement of any such action is effected without such indemnifying party's consent, which consent shall not be unreasonably withheld.

                (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by PSFC and the Bank on the one hand and the Underwriters on the other from the offering of the Certificates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of PSFC and the Bank on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by PSFC and the Bank on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by PSFC bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by PSFC or the Bank on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. PSFC, the Bank and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriters has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                (e) The obligations of PSFC and the Bank under this Section 8 shall be in addition to any liability which PSFC and the Bank may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriters within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of PSFC or the Bank and to each person, if any, who controls PSFC or the Bank within the meaning of the Act.

        9. The respective indemnities, agreements, representations, warranties and other statements of PSFC, the Bank and the Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters or any controlling person of the Underwriters, PSFC, or the Bank, or any officer or director or controlling person of PSFC or the Bank, and shall survive delivery of and payment for the Certificates.

Anything herein to the contrary notwithstanding, the indemnity agreement of PSFC and the Bank in subsection (a) of Section 8 hereof, the representations and warran- ties in subsections (b) and (c) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by PSFC or the Bank pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by PSFC or the Bank of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of the Underwriters or a person who is a director, officer or controlling person of PSFC or the Bank when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for PSFC and the Bank the matter has been settled by controlling precedent, PSFC or the Bank, as applicable, will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        10. (a) If any Underwriter shall default in its obligation to purchase the Class A Certificates which it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange for themselves as they may agree or another party or other parties to purchase such Class A Certificates on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Underwriters do not arrange for the purchase of such Class A Certificates, then PSFC shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Class A Certificates on such terms. In the event that, within the respective periods, the Underwriters notify PSFC that the Underwriters have so arranged for the purchase of such Class A Certificates or PSFC notifies the Underwriters that it has so arranged for the purchase of such Certificates, the Underwriters or PSFC shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and PSFC and the Bank agree to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Underwriters may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Class A Certificates.

        (b) If, after giving effect to any arrangements for the purchase of the Class A Certificates of a defaulting Underwriter by the non-defaulting
Underwriters and PSFC as provided in subsection (a) above, the aggregate principal amount of such Class A Certificates which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Class A Certificates, then PSFC shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Class A Certificates which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase a pro rata portion of the Class A Certificates of the defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve the defaulting Underwriter from liability for its default.

        (c) If, after giving effect to any arrangements for the purchase of the Class A Certificates of a defaulting Underwriter by the non-defaulting
Underwriters and PSFC as provided in subsection (a) above, the aggregate principal amount of Class A Certificates which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Class A Certificates, or if PSFC shall not exercise the right described in subsection (b) above to require each non-defaulting Underwriter to purchase Securities of the defaulting Underwriter, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, PSFC or the Bank, except for the expenses to be borne by PSFC, the Bank and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve the defaulting Underwriter from liability for its default.

        11. If either the Class A Certificates or the Class B Certificates are not delivered by or on behalf of PSFC for any reason as provided herein, PSFC or the Bank will reimburse the Underwriters for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Certificates, but neither PSFC nor the Bank shall then have any further liability to the Underwriters except as provided in Section 6 and
Section 8 hereof.

        12. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to Goldman, Sachs & Co., at 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to PSFC shall be delivered or sent by mail, telex or facsimile transmission to 850 Main Street, Bridgeport, Connecticut 06604, Attention: William T. Kosturko, Esq; and if to the Bank shall be delivered or sent by mail, telex or facsimile transmission to the address of the Bank set forth in the Registration Statement, Attention:
William T. Kosturko, Esq. Any such statements, request notices or agreements shall take effect upon receipt thereof.

        13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, PSFC the Bank and, to the extent provided in
Section 8 and Section 9 hereof, the officers and directors of PSFC and the Bank and each person who controls PSFC, the Bank or the Underwriters, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Certificates from the Underwriters shall be deemed a successor or assign by reason merely of such purchase.

        14. Time shall be of the essence in this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

        15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

        17. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

        18. Each Underwriter represents and agrees that (a) it has not offered or sold and will not offer or sell any Certificates to persons in the United Kingdom prior to the expiration of the period of six months from the issue date of the Certificates except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (b) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Certificates in, from or otherwise involving the United Kingdom; and (c) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Certificates to a person who is of a kind described in article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

        If the foregoing is in accordance with your understanding, please sign and return two counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among the Underwriters, the Bank and PSFC.


                                            Very truly yours,


                                            PEOPLE'S STRUCTURED FINANCE CORP.


                                            By:  /s/ Dennis Colwell
                                                 ---------------------
                                                 Name: Dennis Colwell
                                                 Title: President


                                            PEOPLE'S BANK


                                            By: /s/ Michael J. Ciborowski
                                                -------------------------
                                                Name: Michael J. Ciborowski
                                                Title: Vice President


Accepted as of the date hereof:


/s/ Goldman, Sachs & Co.
------------------------
    GOLDMAN, SACHS & CO.,
    as Representatives on
    behalf of the Class A
    Underwriters and as
    Class B Underwriters

                                                                      SCHEDULE A


                                                       Aggregate
                                                       Principal
                                                       Amount  of  the
                                                       Class  A
Underwriter                                            Certificates
-----------                                            ------------

Goldman, Sachs & Co.                                    $106,250,000

J.P. Morgan Securities Inc.                             $106,250,000

Morgan Stanley & Co.                                    $106,250,000
  Incorporated

Salomon Brothers Inc                                    $106,250,000
                                                        ------------

                                                        $425,000,000



                                                        Aggregate
                                                        Principal
                                                        Amount of the
                                                        Class B
Underwriter                                             Certificates
-----------                                             ------------

Goldman, Sachs & Co.                                     $33,750,000

                                                                     EXHIBIT 4.1


                                                                [EXECUTION COPY]















--------------------------------------------------------------------------------



                                  PEOPLE'S BANK

                               Seller and Servicer


                                       and



                              BANKERS TRUST COMPANY

                                     Trustee

                       on behalf of the Certificateholders
                  of the People's Bank Credit Card Master Trust


              -----------------------------------------------------



                              AMENDED AND RESTATED

                         POOLING AND SERVICING AGREEMENT

                           Dated as of March 18, 1997

                     amending and restating in its entirety
                       the Pooling and Servicing Agreement
                            Dated as of June 1, 1993


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page


                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1    Definitions.........................................  1
SECTION 1.2    Other Definitional Provisions....................... 23


                                   ARTICLE II

                           CONVEYANCE OF RECEIVABLES;
                            ISSUANCE OF CERTIFICATES

SECTION 2.1    Conveyance of Receivables........................... 25
SECTION 2.2    Acceptance by Trustee............................... 27
SECTION 2.3    Representations and Warranties of the Seller........ 28
SECTION 2.4    Representations and Warranties of the Seller
                   Relating to the Agreement and the Receivables... 30
SECTION 2.5    Covenants of the Seller............................. 39
SECTION 2.6    Addition of Accounts................................ 44
SECTION 2.7    Removal of Accounts................................. 48
SECTION 2.8    Periodic Removal of Expired Accounts................ 51


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                 OF RECEIVABLES

SECTION 3.1    Acceptance of Appointment and Other Matters
                   Relating to the Servicer........................ 55
SECTION 3.2    Servicing Compensation.............................. 56
SECTION 3.3    Representations and Warranties of the Servicer...... 57
SECTION 3.4    Reports and Records for the Trustee................. 61
SECTION 3.5    Annual Servicer's Certificate....................... 62
SECTION 3.6    Annual Independent Accountants' Servicing
                   Report.......................................... 62
SECTION 3.7    Tax Treatment....................................... 63
SECTION 3.8    Notices to the Seller............................... 64

                                TABLE OF CONTENTS
                                   (continued)
                                      Page

                                   ARTICLE IV

                   RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
                         AND APPLICATION OF COLLECTIONS

SECTION 4.1    Establishment of Accounts and Allocations with
                   Respect to the Exchangeable Seller
                   Certificate..................................... 65
SECTION 4.2    Collection and Allocations.......................... 67


                                    ARTICLE V

                        [ARTICLE V IS RESERVED AND SHALL
                         BE SPECIFIED IN ANY SUPPLEMENT
                           WITH RESPECT TO ANY SERIES]


                                   ARTICLE VI

                                THE CERTIFICATES

SECTION 6.1    The Certificates.................................... 73
SECTION 6.2    Authentication of Certificates...................... 73
SECTION 6.3    Registration of Transfer and Exchange of
                   Certificates.................................... 74
SECTION 6.4    Mutilated, Destroyed, Lost or Stolen
                   Certificates.................................... 79
SECTION 6.5    Persons Deemed Owners............................... 79
SECTION 6.6    Appointment of Paying Agent......................... 80
SECTION 6.7    Access to List of Certificateholders' Names and
                   Addresses....................................... 81
SECTION 6.8    Authenticating Agent................................ 82
SECTION 6.9    Tender of Exchangeable Seller Certificate........... 83
SECTION 6.10   Global Certificate; Euro-Certificate Exchange
                   Date............................................ 86
SECTION 6.11   Book-Entry Certificates............................. 87
SECTION 6.12   Notices to Clearing Agency.......................... 87
SECTION 6.13   Definitive Certificates............................. 88
SECTION 6.14   Meetings of Certificateholders...................... 88

                                TABLE OF CONTENTS
                                   (continued)
                                      Page

                                   ARTICLE VII

                      OTHER MATTERS RELATING TO THE SELLER

SECTION 7.1    Liability of the Seller............................. 90
SECTION 7.2    Merger or Consolidation of, or Assumption of the
                   Obligation of, the Seller....................... 90
SECTION 7.3    Limitation on Liability of the Seller............... 91


                                  ARTICLE VIII

                             OTHER MATTERS RELATING
                                 TO THE SERVICER

SECTION 8.1    Liability of the Servicer........................... 92
SECTION 8.2    Merger or Consolidation of, or Assumption of the
                   Obligations of, the Servicer.................... 92
SECTION 8.3    Limitation on Liability of the Servicer and
                   Others.......................................... 93
SECTION 8.4    Servicer Indemnification of the Trust and the
                   Trustee......................................... 93
SECTION 8.5    Resignation of the Servicer......................... 94
SECTION 8.6    Access to Certain Documentation and Information
                   Regarding the Receivables....................... 95
SECTION 8.7    Delegation of Duties................................ 95
SECTION 8.8    Examination of Records.............................. 96


                                   ARTICLE IX

                                 PAY OUT EVENTS

SECTION 9.1    Pay Out Events...................................... 97
SECTION 9.2    Additional Rights Upon the Occurrence of Certain
                   Events.......................................... 97


                                    ARTICLE X

                                SERVICER DEFAULTS

SECTION 10.1   Servicer Defaults...................................100
SECTION 10.2   Trustee to Act; Appointment of Successor............102
SECTION 10.3   Notification to Certificateholders..................105
SECTION 10.4   Waiver of Past Defaults.............................105

                                TABLE OF CONTENTS
                                   (continued)
                                      Page

                                   ARTICLE XI

                                   THE TRUSTEE

SECTION 11.1   Duties of Trustee...................................106
SECTION 11.2   Certain Matters Affecting the Trustee...............108
SECTION 11.3   Trustee Not Liable for Recitals in Certificates.....109
SECTION 11.4   Trustee May Own Certificates........................110
SECTION 11.5   The Servicer to Pay Trustee's Fees and Expenses.....110
SECTION 11.6   Eligibility Requirements for Trustee................110
SECTION 11.7   Resignation or Removal of Trustee...................111
SECTION 11.8   Successor Trustee...................................112
SECTION 11.9   Merger or Consolidation of Trustee..................112
SECTION 11.10  Appointment of Co-Trustee or Separate Trustee.......112
SECTION 11.11  Tax Returns.........................................114
SECTION 11.12  Trustee May Enforce Claims Without Possession of
                   Certificates....................................114
SECTION 11.13  Suits for Enforcement...............................114
SECTION 11.14  Rights of Certificateholders to Direct Trustee......115
SECTION 11.15  Representations and Warranties of Trustee...........115
SECTION 11.16  Maintenance of Office or Agency.....................115


                                   ARTICLE XII

                                   TERMINATION

SECTION 12.1   Termination of Trust................................117
SECTION 12.2   Optional Purchase and Final Termination of
                   Investor Certificates of any Series.............118
SECTION 12.3   Final Payment with Respect to any Series............118
SECTION 12.4   Seller's Termination Rights.........................120


                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

SECTION 13.1   Amendment...........................................121
SECTION 13.2   Protection of Right, Title and Interest to
                   Trust...........................................123
SECTION 13.3   Limitation on Rights of Certificateholders..........124
SECTION 13.4   GOVERNING LAW.......................................125
SECTION 13.5   Notices.............................................125
SECTION 13.6   Severability of Provisions..........................126
SECTION 13.7   Certificates Non-Assessable and Fully Paid..........126
SECTION 13.8   Further Assurances..................................126
SECTION 13.9   No Waiver; Cumulative Remedies......................126

                                TABLE OF CONTENTS
                                   (continued)

                                                                   Page

SECTION 13.10  Counterparts........................................126
SECTION 13.11  Third-Party Beneficiaries...........................127
SECTION 13.12  Actions by Certificateholders.......................127
SECTION 13.13  Rule 144A Information...............................127
SECTION 13.14  Merger and Integration..............................127
SECTION 13.15  Headings............................................127


Exhibit A      Form of Exchangeable Seller Certificate
Exhibit B      Form of Assignment of Receivables in Additional
                   Accounts
Exhibit C      Form of Monthly Servicer's Certificate
Exhibit D      Form of Annual Servicer's Certificate
Exhibit E      Form of Seller Certificate Designating Banks and Agent
                   Banks the Accounts of which Constitute Automatic Additional Accounts
Exhibit F      Form of Opinion of Counsel Pursuant to Sections
                   2.6(g)(vi) and 13.2(d)(i)
Exhibit G      Form of Annual Security Interest Opinion Pursuant to
                   Section 13.2(d)(ii)
Exhibit H      Form of Depository Agreement
Exhibit I      Form of Reassignment of Removed Accounts
Exhibit J      Form of Officer's Certificate Pursuant to
                   Section 2.8(d)(ii)

        AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of March 18, 1997, by and between PEOPLE'S BANK, a Connecticut capital stock savings bank, as Seller and Servicer, and BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, as Trustee.

        WHEREAS, People's Bank, as Seller and Servicer, and the Trustee entered into that certain Pooling and Servicing Agreement, dated as of June 1, 1993 (as amended by an amendment dated as of December 15, 1995, the "Original Pooling and Servicing Agreement"); and

        WHEREAS, People's Bank, as Seller and Servicer, and the Trustee desire to amend and restate the Original Pooling and Servicing Agreement in its entirety;

        NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Original Pooling and Servicing Agreement is hereby amended and restated in its entirety as follows and each party agrees as follows for the benefit of the other parties and the Certificateholders:


                                    ARTICLE I

                                   DEFINITIONS

        SECTION 1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

        "Account" shall mean each VISA(R)* and MasterCard(R)* credit card account (or other consumer revolving credit account to the extent provided herein), which account is governed by a Credit Card Agreement between the Seller and any Person identified by account number in each computer file or microfiche list delivered to the Trustee by the Seller pursuant to Section 2.1 or 2.6. The definition of Account shall include each account into which an Account shall be transferred (a "Transferred Account"); provided, that (i) such transfer was made in accordance with the Account Guidelines and (ii) such Transferred Account can be traced or identified by reference to or by way of the computer files or microfiche lists delivered to the Trustee pursuant to Section 2.1, 2.6, 2.7 or 3.4(c), as an account into which an Account has been transferred. The term "Account" shall be deemed to refer to an Additional Account or Automatic Additional Account only from and after the Addition Date or Automatic Addition Date,

----------
*    VISA(R) and  MasterCard(R)  are registered  trademarks of VISA
     USA, Inc. and of MasterCard International Incorporated, respectively.

as the case may be, with respect thereto, and the term "Account" shall be deemed to refer to any Removed Account only prior to the Removal Date with respect thereto.

        "Account Guidelines" shall mean the Seller's policies and procedures relating to the operation of its credit card business, including, without limitation, the policies and procedures for determining the creditworthiness of credit card customers, the extension of credit to credit card customers, and relating to the maintenance of credit card accounts and collection of credit card receivables, as such policies and procedures may be amended from time to time.

        "Account Information" shall have the meaning specified in subsection 2.2(b).

        "Accumulation Period" shall have the meaning specified in any applicable Supplement.

        "Addition Date" shall mean each date as of which Additional Accounts will be included as Accounts pursuant to Section 2.6.

        "Addition Notice Date" shall have the meaning specified in subsection 2.6(g)(i).

        "Additional Accounts" shall mean additional credit card accounts added as Accounts pursuant to subsections 2.6(e) and 2.6(f).

        "Affiliate" of any Person shall mean any other Person controlling, controlled by or under common control with such Person except that, for the purposes of clause (f) of the definition of Eligible Account, "Affiliate" shall not mean a natural person.

        "Affinity Program Account" shall mean an account originated by the Seller through the solicitation of prospective cardholders from identifiable groups with a common interest or a common cause, with the assistance of an organization or the members of such group.

        "Agent Bank Account" shall mean an account originated by the Seller pursuant to an agreement between the Seller and a bank for which the Seller issues VISA(R) and/or MasterCard(R) credit cards and acts as a sponsor with VISA USA, Inc. and/or MasterCard International Incorporated.

        "Aggregate Finance Charge Receivables" shall mean, as of any date of determination, the aggregate amount of the Finance Charge Receivables as of the end of the Monthly Period immediately preceding such date of determination.

        "Aggregate   Investor   Interest"   shall  mean,   as  of  any  date  of
determination, the sum of the Investor Interests of each Series of Certificates issued and outstanding on such date of determination.

        "Aggregate Investor Percentage" with respect to Principal Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts, as the case may be, shall mean, as of any date of determination, the sum of such Investor Percentages of each Series of Certificates issued and outstanding on such date of determination; provided, however, that the Aggregate Investor Percentage shall not exceed 100%.

        "Aggregate Principal Receivables" shall mean, as of any date of determination, the aggregate amount of Principal Receivables as of the end of the Monthly Period immediately preceding such date of determination and the amount on deposit in the Excess Funding Account (exclusive of any investment earnings on such amount).

        "Aggregate Receivables" shall mean, as of any date of determination, the
sum  of  Aggregate   Principal   Receivables   plus  Aggregate   Finance  Charge
Receivables.

        "Agreement" shall mean this Amended and Restated Pooling and Servicing Agreement and all amendments hereof and supplements hereto, including, with respect to any Series or Class, the related Supplement.

        "Amortization Period" shall mean, with respect to any Series, the period following the related Revolving Period, which shall be the Accumulation Period, the Controlled Amortization Period, the early Amortization Period, the Rapid Amortization Period, or other amortization or accumulation period, in each case as defined, if applicable, with respect to such Series in the related Supplement.

        "Annual Membership Fee" shall have the meaning specified in the Credit Card Agreement applicable to an Account.

        "Applicants" shall have the meaning specified in Section 6.7.

        "Appointment Day" shall have the meaning specified in Section 9.2.

        "Assignment" shall have the meaning specified in subsection 2.6(g)(ii).

        "Authorized Newspaper" shall mean a newspaper of general circulation in the Borough of Manhattan, The City of New York printed in the English language (and, with respect to any Series, any additional city specified in the Supplement for such Series) and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

        "Automatic Addition Date" shall mean the date upon which the Receivables in an Automatic Additional Account are first designated for addition, and added to, the Trust.

        "Automatic Additional Accounts" shall mean those consumer revolving credit card accounts coming into existence after the Cut Off Date which meet the following criteria:

                (a) VISA Classic or standard MasterCard account which satisfies the criteria set forth in the definition of "Eligible Account" originated through applicant-initiated applications or through the Seller's branch system:

                        (i) which is originated  during the normal  operation of
                such Seller's credit card business and is not acquired by the Seller from another credit card issuer;

                        (ii) which was in  existence  and owned by the Seller on
                the date on which Receivables generated in such account are to be added to the Trust and is in existence at the close of business on the date of its designation for inclusion in the Trust;

                        (iii) which is payable in U.S. Dollars; and

                        (iv) the  Receivables in which have not been charged off
                prior to the date of their designation for inclusion in the Trust;

                (b) any other  consumer  revolving  credit  card  account  which satisfies the criteria set forth in the definition of "Eligible Account" without regard to the requirement that such account be a VISA(R) or MasterCard(R) credit card account; provided that the Seller shall have received notice from each Rating Agency that the inclusion of such accounts as Automatic Additional Accounts pursuant to this paragraph (b) will not result in the reduction or withdrawal of its then existing rating of any Series of Investor Certificates then issued and outstanding and shall have delivered such notice to the Trustee; or

                (c) each Visa(R) and MasterCard(R) consumer revolving credit card account, now existing or hereafter arising, which (i) is included in a "bank" or "agent bank" of credit card accounts (or other grouping of credit card accounts, however denominated) maintained by Total Systems, Inc. (or its successor) or another records processor on behalf of the

         Seller, which records processor may be the Seller or an Affiliate of the Seller, (ii) is not, as of the date of this Agreement, an existing Account or Additional Account, and (iii) satisfies the following criteria:

                        (A) such account is an Eligible  Account and an Eligible
                Additional Account;

                        (B) any  introductory  pricing  offer or  "teaser  rate"
                applicable to such account will have expired during or prior to the Monthly Period in which such account is added as an Automatic Additional Account;

                        (C) such account is an account that satisfies the criteria specified in subclauses (i) through (iv) of clause (a) hereof;

                        (D) no selection procedures believed by the Seller to be
                materially adverse to the interests of the Investor Certificateholders (without regard to any Enhancement) were utilized in selecting the pool of accounts in which such account arises from the available pools of accounts owned by the Seller;

                        (E) such account is not originated utilizing underwriting criteria that (i) are materially different from the Seller's standard underwriting criteria and (ii) would materially increase the likelihood, as compared to the average expected probability of default for an Account in the Trust portfolio, that such account would become a Defaulted Account;

                        (F) such  account is not  originated  as a "risk  based"
                product; and

                        (G) the bank or agent bank (or other  grouping) in which
                such account is included has been designated by the Seller to the Trustee as a bank or agent bank (or other grouping) the accounts in which constitute Accounts, Additional Accounts, or Automatic Additional Accounts, by delivery to the Trustee of a certificate of designation substantially in the form annexed hereto as Exhibit E hereto or otherwise pursuant hereto.

        "Banking Commissioner" shall mean the Banking Commissioner of the State of Connecticut.

        "Base Rate" shall mean, with respect to any Series of Certificates, the percentage (or formula on the basis of which such rate shall be determined) stated in the related Supplement.

        "Bearer Certificates" shall have the meaning specified in Section 6.1.

        "Bearer Rules" shall mean the provisions of the Internal Revenue Code, in effect from time to time, governing the treatment of bearer obligations, including sections 163(f), 871, 881, 1441, 1442 and 4701, and any regulation thereunder including, to the extent applicable to any Series, Proposed or Temporary Regulations.

        "Billing Cycle" shall mean, with respect to any Account, the monthly billing cycle for such Account determined in accordance with the Account Guidelines.

        "Book-Entry Certificates"   shall  mean   certificates   evidencing  a
beneficial interest in the Investor Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in
Section 6.11; provided that after the occurrence of a condition whereupon book-entry registration and transfer are no longer authorized and Definitive Certificates are to be issued to the Certificate Owners, such certificates shall no longer be "Book-Entry Certificates."

        "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York or Bridgeport, Connecticut (or, with respect to any Series, any additional city specified in the related supplement) are authorized or obligated by law or executive order to be closed.

        "Cash Advance Fees" shall have the meaning specified in the Credit Card Agreement applicable to an Account.

        "Cash Advances" shall have the meaning specified in the Credit Card Agreement applicable to an Account.

        "Certificate" shall mean any one of the Investor Certificates of any Series or the Exchangeable Seller Certificate.

        "Certificate Interest" shall mean interest payable in respect of the Investor Certificates of any Series pursuant to Article IV of the Supplement for such Series.

        "Certificate Owner" shall mean, with respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book- Entry Certificate, as may be reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

        "Certificate Principal" shall mean principal payable in respect of the Investor Certificates of any Series pursuant to Article IV of the Supplement for such Series.

        "Certificate Rate" shall mean, with respect to any Series of Certificates, the percentage (or formula on the basis of which such rate shall be determined) stated in the related Supplement; provided that, unless otherwise provided in a Supplement, such rate shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

        "Certificate  Register" shall mean the register  maintained  pursuant to
Section 6.3, providing for the registration of the Certificates and transfers and exchanges thereof.

        "Certificateholder" or "Holder" shall mean the Person in whose name a Certificate is registered in the Certificate Register and, if applicable, the bearer of any Bearer Certificate or Coupon, as the case may be, and, as to any Series, such other Person deemed to be a "Certificateholder," "Holder," "Investor Certificateholder" or "Investor Holder" in any related Supplement except as otherwise provided in such Supplement.

        "Certificateholders' Interest" shall, with respect to any Series, have the meaning specified in Article IV of the Supplement for such Series.

        "Class" shall mean, with respect to any Series, any one of the classes of Certificates of that Series as specified in the related Supplement.

        "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

        "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

        "Closing Date" shall mean, with respect to any Series, the date of issuance of such Series of Certificates, as specified in the related Supplement.

        "Collection Account" shall have the meaning specified in Section 4.1(a).

        "Collections" shall mean all payments (including insurance proceeds on Accounts that are not Defaulted Accounts and all Recoveries but excluding drawings on any Enhancement) received by the Servicer in respect of the Receivables, in the form of cash, checks, wire transfers, ATM transfers or other form of payment in accordance with the Credit Card Agreement in effect from time to time on any Receivables. A Collection processed on an Account in excess of the aggregate amount of Receivables in such Account as of the Date of Processing of such Collection shall be deemed to be a payment in respect of Principal Receivables to the extent of such excess. Collections with respect to any Monthly Period shall include the amount of Interchange and Recoveries allocable to the Trust pursuant to subsections 2.5(k) and (l) with respect to such Monthly Period (to the extent deposited into the Collection Account or, with respect to any Series, the applicable Series Account, on the Transfer Date following such Monthly Period), to be applied as if such Collections were Collections of Finance Charge Receivables for all purposes.

        "Collection Subaccount" shall have the meaning specified in subsection 4.1(a).

        "Corporate Trust Office" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at Four Albany Street, 10th Floor, New York, New York 10006, Attention:
Corporate Trust and Agency Group, Structured Finance Team.

        "Coupon" shall have the meaning specified in Section 6.1.

        "Credit Adjustment" shall have the meaning specified in subsection 4.2(d)(i).

        "Credit Card Agreement" shall mean, with respect to any VISA(R) or MasterCard(R) credit card account (or other consumer credit accounts, to the extent provided herein), the agreement between People's Bank and the Obligor governing the terms and conditions of such account, as such agreement may be amended, modified or otherwise changed from time to time.

        "Cut-Off Date" shall mean, with respect to each Account the Receivables of which are conveyed to the Trust pursuant to Section 2.1 on the Initial Closing Date, the close of business on May 31, 1993.

        "Date of Processing" shall mean, with respect to any transaction, the date (but if such date is not a Business Day, then the next Business Day) on which such transaction is first recorded on the Servicer's computer master file of VISA(R) and MasterCard(R) accounts or its computer master file of other consumer revolving accounts, if any, in the Trust (without regard to the effective date of such recordation.)

        "Default Amount" shall mean, with respect to any Defaulted Account, the amount of Principal Receivables in such Defaulted Account on the day such Account became a Defaulted Account.

        "Default Percentage" shall mean on any Date of Processing a percentage, the numerator of which shall be the Seller Percentage of the Default Amount on such day and the denominator of which shall be the Aggregate Principal Receivables at the end of the preceding Date of Processing minus the Aggregate Principal Receivables on the current Date of Processing prior to the deposit of any amount in the Excess Funding Account.

        "Defaulted Account" shall mean each Account with respect to which, in accordance with the Account Guidelines or the Servicer's customary and usual servicing procedures for servicing credit card receivables comparable to the Receivables (which as of the date hereof is more than 211 days delinquent from the payment due date) the Servicer has charged off the Receivables in such Account as uncollectible; an Account shall become a Defaulted Account on the day on which such Receivables are recorded as charged off and as uncollectible on the Servicer's computer master file of VISA(R) and MasterCard(R) accounts.

        "Definitive Bearer Certificate" shall mean any Definitive Certificate issued in bearer form with Coupons attached.

        "Definitive Certificates" shall have the meaning specified in Section 6.11.

        "Definitive  Euro-Certificate"  shall  have  the  meaning  specified  in
Section 6.10.

        "Definitive   Registered   Certificate"   shall   mean  any   Definitive
Certificate issued in registered form.

        "Depository Agreement" shall mean, with respect to each Series, the agreement among the Seller, the Trustee and the Clearing Agency, in the form attached hereto as Exhibit H, or as otherwise provided in or attached as an exhibit to the related Supplement.

         "Determination Date" shall mean the 8th Business Day of each calendar month but not later than the tenth calendar day of such month (and if such day is not a Business Day, the preceding Business Day).

         "Distribution Date" shall mean, unless otherwise specified in any Supplement for the related Series, July 15, 1993 and the fifteenth day of each calendar month thereafter, or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

         "Dollars," "$" or "U.S. $" shall mean United States dollars.

         "Eligible Account" shall mean a VISA(R) or MasterCard(R) credit card account owned by the Seller which, as of the Cut-Off Date:

                (a) is payable in United States dollars;

                (b) has not been identified on the computer files of the Seller by the Seller as relating to a cardholder who has died or commenced action relating to bankruptcy or who is the subject of an involuntary bankruptcy, insolvency or similar action;

                (c) has not been classified on the Seller's computer files by the Seller as counterfeit, fraudulent, stolen or lost or as a corporate business card;

                (d) has not been charged off by the Seller in its customary and usual manner for charging off such Accounts as of the Cut-Off Date;

                (e) has not been (and no Receivables in such Account have been) sold or pledged to any other Person;

                (f) is not an Account on which the Seller or an Affiliate of the Seller is the Obligor; and

                (g) as of the date of origination of such Account, the obligor of which had a billing address in the United States, its territories or possessions.

         "Eligible Additional Account" shall mean as of any Addition Date, (a) a VISA(R) or MasterCard(R) credit card account owned by the Seller which satisfies the criteria set forth in clauses (a) through (g) inclusive of the definition of Eligible Account, or (b) any other consumer revolving credit account (i) which satisfy the criteria set forth in clauses (a) through (g) inclusive of the definition of Eligible Account, (ii) the addition of the receivables of which would not cause the Rating Agency to indicate in writing that such addition would result in the reduction or withdrawal of its then-existing rating of the Investor Certificates of any Series of Certificates then issued and outstanding and (iii) to which, to the extent provided in the related Supplement, the Enhancement Provider with respect to any Series of Certificates consents, which consent shall not be unreasonably withheld.

         "Eligible Receivable" shall mean each Receivable:

                (a) which has arisen under an Eligible Account (in the case of Accounts conveyed to the Trust on the Initial Closing Date) or an Eligible Additional Account (in the case of Additional Accounts or Automatic Additional Accounts);

                (b) which was created in compliance, in all material respects, with all Requirements of Law applicable to the Seller and pursuant to a Credit Card Agreement which complies, in all material respects, with all Requirements of Law applicable to the Seller;

                (c) with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Seller in connection with the creation of such Receivable or the execution, delivery and performance by the Seller of the Credit Card Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect as of such date of creation of such Receivable;

                (d) as to which, at the time of and at all times after the creation of such Receivable, the Seller or the Trust had good and marketable title thereto free and clear of all Liens (other than Liens permitted pursuant to subsection 2.5(b));

                (e) which is the legal, valid and binding payment obligation of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                (f) which constitutes an "account" or a "general intangible" under and as defined in Article 9 of the UCC as then in effect in the State of New York;

                (g) as to which, at the time of its transfer to the Trust, the Seller has satisfied all material obligations on its part with respect to such Receivable required to be satisfied;

                (h) which is not, at the time of its transfer to the Trust, subject to any right of rescission, setoff, counterclaim or defense (including the defense of usury), other than a defense arising out of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general; and

                (i) as to which the Seller has done nothing to impair, or omitted to take any action the omission of which would impair, the rights of the Trust or the Certificateholders therein.

         "Eligible Servicer" shall mean the Trustee or an entity which, at the time of its appointment as Servicer, (a) is servicing a portfolio of consumer revolving credit card accounts, (b) is legally qualified and has the capacity to service the Accounts, (c) is qualified to use the software that People's Bank, in its capacity as Servicer hereunder, is then currently using to service the Accounts or obtains the right to use or has its own software which is adequate to perform its duties under this Agreement and (d) has either a net worth on a consolidated basis of at least $50,000,000 as of the end of its most recent fiscal quarter or is an Affiliate of the Seller which has a net worth of at least $20,000,000.

         "Enhancement" shall mean, with respect to any Series, the cash collateral account, collateral interest, surety bond, letter of credit, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap or cap or any other contract or agreement for the benefit of the Certificateholders of such Series, as designated in the related supplement.

         "Enhancement Provider" shall mean, with respect to any Series, the Person, if any, designated as such in the related Supplement.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Euro-Certificate Exchange Date" shall mean, with respect to any Series, the date, if any, specified in the related Supplement.

        "Euro-clear Operator" shall have the meaning, if applicable, specified in the related Supplement.

        "Excess Funding Account" shall have the meaning specified in subsection 4.1(b).

        "Exchange" shall mean either of the procedures described under Section 6.9.

         "Exchangeable Seller Certificate" shall mean the certificate which represents the Seller Interest executed by the Seller and authenticated by the Trustee, substantially in the form of Exhibit A and exchangeable as provided in
Section 6.9; provided that at any time there shall be only one Exchangeable Seller Certificate.

         "Exchange Date" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in Section 6.9.

         "Exchange Notice" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in Section 6.9.

         "Expired Accounts" shall mean, with respect to any Expired Accounts Removal Date, the Accounts listed in a computer file, microfiche list or printed copy delivered by the Seller to the Trustee, pursuant to Section 2.8(b), not later than five Business Days (or as soon as is reasonably practicable) after such Expired Accounts Removal Date as Accounts that (i) have zero Receivables balances as of such Expired Accounts Removal Date, (ii) have expired as of such Expired Accounts Removal Date according to the records maintained by the Seller's records processor (which may be the Seller or an Affiliate of the Seller), and (iii) have been deleted from the records maintained by the Seller's records processor and therefore cannot be reactivated.

         "Expired Accounts Removal Date" shall mean each date occurring not less than five Business Days after the date of this Agreement and designated as a date on which the Receivables from Expired Accounts shall be deleted and removed from the Trust and reassigned to the Seller pursuant to Section 2.8.

         "Extended Trust Termination Date" shall have the meaning specified in subsection 12.1(a).

         "FDIC" shall mean the Federal Deposit Insurance Corporation.

         "Finance Charge Receivables" shall mean Receivables created in respect of the Periodic Finance Charges, Annual Membership Fees, Cash Advance Fees, Late Fees, Returned Check Fees, Overlimit Fees, other fees and charges that are treated as Finance Charge Receivables in the most recent monthly Servicer's certificate forwarded to the Trustee pursuant to Section 3.4(b) hereof, investment earnings on the Excess Funding Account and Recoveries and Interchange allocable to the Trust.

        "Foreign Clearing Agency" shall have the meaning specified in the applicable Supplement.

        "Fractional  Undivided  Interest"  shall mean the  fractional  undivided
interest  in  the   Certificateholders'   Interest   evidenced  by  an  Investor
Certificate.

        "Global Certificate" shall have the meaning specified in subsection 6.10(a).

         "Governmental Authority" shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

        "Ineligible Receivable" shall have the meaning specified in subsection 2.4(d).

         "Initial Closing Date" shall mean July 9, 1993.

         "Initial Investor Interest" shall mean, with respect to any Series of Certificates, the amount stated in the related Supplement.

         "Interchange" shall mean interchange fees or interchange reimbursement fees, paid or payable to the Seller, in its capacity as credit card issuer, through VISA USA, Inc. and MasterCard International Incorporated in connection with cardholder purchases for merchandise and services, minus, fees paid by the Seller to third parties in respect of interchange fees.

         "Interest Accrual Period" shall mean, unless otherwise specified in any Supplement for the related Series, each Monthly Period.

         "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Investment Company Act" shall mean the Investment Company Act of 1940, as amended from time to time.

         "Investor   Certificate"   shall  mean  any  one  of  the  certificates
(including, without limitation, the Bearer Certificates, the Registered Certificates or the Global Certificates) executed by the Seller and authenticated by the Trustee substantially in the form (or forms in the case of Series with multiple Classes) of investor certificate attached to the related Supplement and such other interest in the Trust deemed to be an "Investor Certificate" in any related Supplement except as otherwise provided in such Supplement.

        "Investor Certificateholder" shall mean the holder of record of an Investor Certificate.

         "Investor Default Amount" shall have, with respect to any Series of Certificates, the meaning stated in the related Supplement.

         "Investor   Interest"  shall  have,  with  respect  to  any  Series  of
Certificates, the meaning stated in the related Supplement.

         "Investor   Percentage"   shall  have,   with   respect  to   Principal
Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts, and any Series of Certificates, the meaning stated in the related Supplement.

         "Late Fees" shall have the meaning specified in the Credit Card Agreement applicable to an Account.

         "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, participation or equity interest, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 7.2 shall not be deemed to constitute a Lien.

         "Minimum Aggregate Principal Receivables" shall mean, as of any date of determination, the largest "Minimum Aggregate Principal Receivables" specified in the Supplement with respect to any Series of Certificates issued and outstanding at such date of determination.

         "Minimum Seller Interest" shall mean on any date of determination, 7% or such higher percentage as may be specified in any Supplement of the average Aggregate Principal Receivables for such date of determination.

         "Monthly  Investor  Servicing Fee" shall have the meaning  specified in
Section 3.2.

         "Monthly Period" shall mean the period beginning on and including the first day of a calendar month to and including the last day of a calendar month. The first Monthly Period shall begin on and include June 1, 1993, and shall end on and include June 30, 1993.

         "Monthly  Seller  Servicing  Fee" shall have the meaning  specified  in
Section 3.2.

        "Monthly Servicing Fee" shall have the meaning specified in Section 3.2.

        "Moody's" shall mean Moody's Investors Service, Inc.

        "Obligor" shall mean, with respect to any Account, the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof.

        "Officer's Certificate" shall mean a certificate signed by any Vice President of the Seller or Servicer and delivered to the Trustee.

         "Opinion of Counsel" shall mean a written opinion of counsel, who may be counsel for or an employee of the Person providing the opinion and who shall be reasonably acceptable to the Trustee.

         "Overlimit Fees" shall have the meaning specified in the Credit Card Agreement applicable to an Account.

         "Paying Agent" shall have the meaning specified in Section 6.6 and shall initially be the Trustee.

         "Pay Out  Commencement  Date" shall mean,  with respect to each Series,
(a) the date on which a Trust  Pay Out  Event is  deemed  to occur  pursuant  to
Section 9.1 or (b) a Series Pay Out Event is deemed to occur pursuant to the Supplement for such Series.

         "Pay Out Event" shall mean, with respect to each Series, a Trust Pay Out Event or a Series Pay Out Event.

         "People's Bank" shall mean People's Bank, a Connecticut capital stock savings bank.

         "Periodic Finance Charges" shall have the meaning specified in the Credit Card Agreement applicable to an Account for finance charges (monthly periodic rate) or any similar term.

         "Permitted Investments" shall mean, unless otherwise provided in the Supplement with respect to any Series (a) negotiable instruments or securities represented by instruments in book-entry, bearer or registered form which evidence (i) obligations of or fully guaranteed with respect to timely payment by the United States of America; (ii) demand deposits, time deposits or certificates of deposit of, or bankers' acceptances issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depositary institution authorities; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligations whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from Moody's and Standard & Poor's of P-1 and A-1+, respectively, in the case of the certificates of deposit or short-term deposits, or a rating from Moody's of at least Aa3, and from Standard & Poor's of AAA, in the case of the long-term unsecured debt obligations, and the amount of such time deposits, demand deposits or certificate of deposit are fully insured within the limits of insurance set by the FDIC; (iii) certificates of deposit having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from Moody's and Standard & Poor's of P-1 and A-1+, respectively; (iv) commercial paper having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from Moody's and Standard & Poor's of P-1 and A-1+, respectively; and (v) investments in money market funds and certain open end diversified investment companies rated AAA-m or AAA-mG by Standard & Poor's and Aaa by Moody's, or otherwise approved in writing by the Rating Agency; (b) demand deposits in the name of the Trust or the Trustee in any depositary institution or trust company referred to in clause (a)(ii) above; and (c) securities not represented by an instrument, which are registered in the name of the Trustee, on behalf of the Trust, upon books maintained for that purpose by or on behalf of the issuer thereof and identified on books maintained for that purpose by the Trustee and held for the benefit of the Trust or the Certificateholders, and consisting of shares of an open end diversified investment company which is registered under the Investment Company Act and which (i) invests its assets exclusively in obligations of or guaranteed by the United States of America or any instrumentality or agency thereof having in each instance a final maturity date of less than one year from their date of purchase or other Permitted Investments, (ii) seeks to maintain a constant net asset value per share, (iii) has aggregate net assets of not less than $100,000,000 on the date of purchase of such shares, (iv) which is acceptable to the Rating Agency without causing a reduction in its rating of any Series of Certificates then outstanding (as confirmed in writing by such rating agency) and (v) which, to the extent provided in any Supplement, is acceptable to the related Enhancement Provider.

         "Person" shall mean any legal person, including any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

         "Pool Amount" shall have, with respect to any Series, the meaning specified in the related Supplement.

         "Pool Factor" shall mean, unless any Series is issued in more than one Class as stated in any related Supplement, with respect to any Series and with respect to any Record Date, a number carried out to seven decimals representing the ratio of the applicable Investor Interest as of the end of the last day of the preceding Monthly Period to the Initial Investor Interest.

         "Portfolio Yield" shall mean, unless otherwise provided with respect to any Series as specified in the related Supplement, with respect to any Monthly Period, the annualized percentage equivalent of a fraction the numerator of which is the Finance Charge Receivables billed during such Monthly Period and allocable to the Aggregate Investor Interest or the Investor

Interest with respect to any Series, as the case may be, during such Monthly Period to be calculated on a cash basis after subtracting an amount equal to the sum of the Investor Default Amount with respect to each Series then issued and outstanding or the Investor Default Amount with respect to the applicable Series, as the case may be, for such Monthly Period, and the denominator of which is the Aggregate Investor Interest or the Investor Interest with respect to any Series, as the case may be, as of the last day of the preceding Monthly Period.

         "Principal Receivable" shall mean each Receivable other than (i) Finance Charge Receivables and (ii) Receivables in Defaulted Accounts. A Receivable shall be deemed to have been created at the end of the day on the Date of Processing of such receivable. In calculating the aggregate amount of Principal Receivables on any day, the amount of Principal Receivables shall be reduced by the aggregate amount of credit balances in the Accounts on such day. Any Receivables which the Seller is unable to transfer as provided in subsection 2.5(e) shall not be included in calculating the aggregate amount of Principal Receivables.

         "Principal Shortfalls" shall mean, with respect to a Distribution Date, the aggregate amount for all outstanding Series which the related Supplements specify are "Principal Shortfalls" for such Distribution Date.

         "Principal Terms" shall have the meaning, with respect to any Series issued pursuant to an Exchange, specified in Section 6.9.

        "Qualified Institution" shall have the meaning specified in subsection 4.1(a).

         "Qualified Trust Institution" shall mean a depository institution having corporate trust powers under applicable federal and state laws organized under the laws of the United States of America or any one of the states thereof or the District of Columbia; provided, however, that the long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from Moody's and Standard & Poor's of at least Baa3 and BBB-, respectively, and the deposits in whose accounts are insured to the limits provided by law and as required by the FDIC.

         "Rating Agency" shall mean, with respect to each Series, the rating agency or agencies, if any, specified in the related Supplement.

        "Reassignment" shall have the meaning set forth in subsection 2.7(b).

        "Receivable" shall mean any amount owing in respect of the Accounts including both Principal Receivables and Finance Charge Receivables.

         "Record Date" shall mean, with respect to any Distribution Date, (i) so long as the Trust has not issued Definitive Certificates, the last Business Day preceding such Distribution Date and (ii) after the issuance of Definitive Certificates, the last day of the calendar month preceding such Distribution Date.

         "Recoveries" shall mean all net amounts received by the Servicer with respect to charged-off credit card receivables in the Seller's portfolio of VISA and MasterCard accounts.

        "Registered  Certificates"  shall have the meaning  specified in Section
6.1.

        "Removal Date" shall have the meaning specified in subsection 2.7(a).

        "Removal Notice Date" shall have the meaning specified in subsection 2.7(a).

        "Removed  Accounts"  shall  have the  meaning  specified  in  subsection
2.7(a).

        "Repurchase Terms" shall mean, with respect to any Series, the terms and conditions under which the Seller may repurchase such Series of Certificates pursuant to Section 12.2(a) as provided in the related Supplement.

         "Requirements of Law" for any Person shall mean the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including, without limitation, usury laws, the federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

         "Responsible Officer" shall mean any officer within the Corporate Trust Office (or any successor group of the Trustee), including any Vice President, any Assistant Vice President, any Assistant Secretary, any Assistant Treasurer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

        "Returned Check Fees" shall have the meaning specified in the Credit Card Agreement applicable to an Account.

        "Revolving Period" shall have, with respect to each Series, the meaning specified in the related Supplement.

        "Securities Act" shall mean the Securities Act of 1933, as amended.

        "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Seller" shall mean People's Bank, and any entity which purchases or otherwise acquires the Accounts or any of them in accordance with the provisions of Sections 7.2 and 13.1(a)(ii).

        "Seller Exchange" shall have the meaning specified in subsection 6.9(b).

        "Seller Interest" shall mean, on any date of determination, the Aggregate Principal Receivables at the end of the day immediately prior to such date of determination, minus the Aggregate Investor Interest at the end of such day.

        "Seller Percentage" shall mean, on any date of determination, when used with respect to Principal Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts, a percentage equal to 100% minus the Aggregate Investor Percentage with respect to such categories of Receivables.

        "Series" shall mean any series of Investor Certificates.

        "Series Account" shall mean any account established pursuant to a Supplement for the benefit of such Series.

        "Series Pay Out Event" shall have, with respect to any Series, the meaning specified pursuant to the Supplement for the related Series.

        "Series Servicing Fee Percentage" shall mean, with respect to any Series, the amount specified in the related Supplement.

         "Series Termination Date" shall mean, with respect to any Series of Certificates, the date stated in the related Supplement.

         "Servicer" shall mean initially People's Bank, and its permitted successors and assigns and thereafter any Person appointed as successor as herein provided to service the Receivables.

        "Servicer Default" shall have the meaning specified in Section 10.1.

        "Servicing Officer" shall mean any officer of the Servicer involved in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

        "Shared Finance Charge Collections" shall mean, with respect to any Business Day, the aggregate amount of Finance Charge Collections allocable to each Series in excess of the amounts necessary to make required payments specified in the applicable Supplement with respect to each such Series, if any, and available to cover shortfalls with respect to other Series.

        "Shared Principal Collections" shall mean, with respect to a Distribution Date, the aggregate amount of Collections of Principal Receivables for all outstanding Series which the related Supplements specify are to be treated as "Shared Principal Collections" for such Distribution Date.

        "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

        "Subject Certificate" shall have the meaning specified in subsection 6.3(e).

        "Successor Servicer" shall have the meaning specified in subsection 10.2(a).

        "Supplement" shall mean, with respect to any Series, a supplement to this Agreement complying with the terms of Section 6.9 of this Agreement, executed in conjunction with any issuance of such Series of Certificates.

        "Termination Notice" shall have the meaning specified in subsection 10.1(d).

        "Transfer  Agent and  Registrar"  shall have the  meaning  specified  in
Section 6.3 and shall initially be the Trustee.

        "Transfer Date" shall mean, with respect to any Series, the Business Day immediately prior to each Distribution Date.

        "Transferred Account" shall have the meaning specified in the definition of "Account".

        "Trust" shall mean the People's Bank Credit Card Master Trust created by this Agreement.

        "Trust Assets" shall have the meaning specified in Section 2.1.

        "Trust  Extension"  shall  have  the  meaning  specified  in  subsection
12.1(a).

        "Trust Pay Out Event" shall have, with respect to each Series, the meaning specified in Section 9.1.

         "Trust Termination Date" shall mean the earlier to occur of (i) unless a Trust Extension shall have occurred, the day after the Distribution Date with respect to any Series following the date on which funds shall have been deposited in the Collection Account or the applicable Series Account for the payment of (a) Investor Certificateholders of each Series then issued and outstanding in an amount sufficient to pay the Aggregate Investor Interest plus interest accrued at the applicable Certificate Rate through the end of the related Interest Accrual Period prior to the Distribution Date with respect to each such Series in full and (b) each Enhancement Provider with respect to all amounts owed to such Enhancement Provider as provided herein or in any Supplement, (ii) if a Trust Extension shall have occurred, the Extended Trust Termination Date, and (iii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the father of the late President of the United States, living on the date of this Agreement.

         "Trustee" shall mean the institution executing this Agreement as Trustee, or its successor in interest, or any successor trustee appointed as herein provided.

         "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

         "Undivided Interest" shall mean the undivided interest in the Trust of any Certificateholder.

         SECTION 1.2  Other Definitional Provisions.

         (a) All terms defined in any Supplement or this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.1, and accounting terms partially defined in Section 1.1 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting practices, as applicable. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting practices, the definitions contained herein shall control.

         (c) The agreements, representations and warranties of People's Bank in this Agreement and in any Supplement in each of its capacities as Seller and Servicer shall be deemed to be the agreements, representations and warranties of People's Bank solely in each such capacity for so long as People's Bank acts in each such capacity under this Agreement.

         (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to any Supplement or this Agreement as a whole and not to any particular provision of this Agreement or any Supplement; and Section, subsection, Schedule and Exhibit references contained in this Agreement or any Supplement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement or any Supplement unless otherwise specified. The monthly Servicer certificate shall be in substantially the form of Exhibit C hereto, with such changes as the Servicer may determine to be necessary or desirable; provided, however, that no such change shall serve to exclude information required by the Agreement or any Supplement. The Servicer shall, upon making such determination, deliver to the Trustee and the Rating Agency an Officer's Certificate to which shall be annexed the form of the related Exhibit, as so changed. Upon the delivery of such Officer's Certificate to the Trustee, the related Exhibit, as so changed, shall for all purposes of this Agreement constitute such Exhibit. The Trustee may conclusively rely upon such Officer's Certificate as to such changes conforming to the requirements of this Agreement.


                               [End of Article I]

                                   ARTICLE II

                           CONVEYANCE OF RECEIVABLES;
                            ISSUANCE OF CERTIFICATES

         SECTION 2.1 Conveyance of Receivables. By execution of this Agreement, the Seller does hereby transfer, assign, set- over, and otherwise convey (collectively the "Conveyance") to the Trust for the benefit of the Certificateholders as of the close of business on the Cut-Off Date, without recourse, all of its right, title and interest in and to (i) the Receivables now existing and hereafter created and arising in connection with the Accounts and in connection with any accounts that meet the definition of Automatic Additional Accounts (other than Receivables in Additional Accounts), (ii) all monies and investments due or to become due with respect thereto (including all Finance Charge Receivables), (iii) all proceeds of such Receivables, (iv) Recoveries allocated to the Trust pursuant to subsection 2.5(l), (v) all funds deposited from time to time in any Series Account now existing or hereafter established, including any reserve account, principal funding account, cash collateral account or spread account, and (vi) Interchange allocable to the Trust pursuant to subsection 2.5(k) and all proceeds thereof, which shall initially constitute the assets of the Trust. Such property, together with all monies and investments on deposit, from time to time, in the Collection Account, the Excess Funding Account, the Series Accounts maintained for the benefit of the Certificateholders of any Series of Certificates, any Enhancement and all monies available under any Enhancement, to be provided for any Series for payment to the Certificateholders of such Series, shall constitute the assets of the Trust (collectively, the "Trust Assets").

        In connection with such transfer, assignment, set-over and conveyance, the Seller agrees to record and file, at its own expense, a financing statement (including any continuation statements with respect to such financing statements when applicable) with respect to the Receivables now existing and hereafter created for the transfer of accounts (as defined in Section 9-106 of the UCC as in effect in the State of New York or Connecticut, whichever is applicable) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the assignment of the Receivables to the Trust, and to deliver a file-stamped copy of such financing statement or continuation statement or other evidence of such filing (which may, for purposes of this Section 2.1, consist of telephone confirmation of such filing with the file-stamped copy to be provided to the Trustee as soon as practicable after receipt thereof by the Seller) to the Trustee on or prior to the date of issuance of the Certificates and in the case of any continuation statements filed pursuant to this Section 2.1, as soon as practicable after receipt thereof by the Seller. The foregoing transfer, assignment, set-over and conveyance to the Trust shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such transfer, assignment, set-over and conveyance shall be construed accordingly. The Trustee, except when acting as Servicer, shall be under no obligation whatsoever to file the financing statements or continuation statements referred to herein, or to make any other filing under the UCC in connection with the foregoing transfer, assignment, set-over and conveyance.

         In connection with such transfer, the Seller agrees, at its own expense, on or prior to the Initial Closing Date (i) to clearly mark its computer files to indicate that Receivables created in connection with the Accounts (other than any Additional Accounts) have been transferred to the Trust pursuant to this Agreement for the benefit of the Certificateholders and (ii) to deliver to the Trustee a computer file or microfiche list containing a true and complete list of all such Accounts, identified by account number and setting forth the Principal Receivable and Receivable balance as of the related Cut Off Date. Such file or list shall be marked as Schedule 1 to this Agreement, delivered to the Trustee as confidential and proprietary, and is hereby incorporated into and made a part of this Agreement. The Seller further agrees not to alter the code referenced in clause (i) of this paragraph with respect to any Account during the term of this Agreement unless and until such Account becomes a Removed Account.

         The Seller intends that the transfer and assignment of Receivables hereunder constitutes either a sale of such Receivables from the Seller to the Trust or the grant of a security interest in the Trust Assets to the Trust. The Seller, therefore, transfers and grants to the Trustee, on behalf of the Trust, a first priority security interest in all of the Seller's right, title and interest in, to and under the Trust Assets for the purpose of securing a loan in an amount equal to the unpaid principal amount of the Investor Certificates issued hereunder and pursuant to a Supplement and the interest accrued at the related certificate rate and to secure all of the Seller's and the Servicer's obligations hereunder, including without limitation, the Seller's obligation to sell or transfer Receivables hereafter created to the Trust. This Agreement shall constitute a security agreement (as defined in the UCC as in effect in the State of New York).

         Pursuant to the request of the Seller, the Trustee has caused Certificates in authorized denominations evidencing the entire interest in the Trust to be duly authenticated and delivered to or upon the order of the Seller pursuant to Section 6.2.

         SECTION 2.2 Acceptance by Trustee.

         (a) The Trustee hereby acknowledges its acceptance, on behalf of the Trust, of all right, title and interest previously held by the Seller in and to
(i) the Receivables now existing and hereafter created and arising in connection with the Accounts and in connection with any accounts that meet the definition of Automatic Additional Accounts (other than Receivables in Additional Accounts), (ii) all monies due or to become due with respect thereto (including all Finance Charge Receivables), (iii) all proceeds of such Receivables, (iv) Recoveries allocable to the Trust pursuant to subsection 2.5(l) and (v) Interchange allocable to the Trust pursuant to subsection 2.5(k) and the proceeds thereof, and declares that it shall maintain such right, title and interest, upon the Trust herein set forth, for the benefit of all Certificateholders. The Trustee further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Seller delivered to the Trustee the computer file or microfiche list described in the third paragraph of Section 2.1.

         (b) The Trustee hereby agrees not to disclose to any Person any of the account numbers or other information contained in the computer files, microfiche lists or notices delivered to the Trustee by the Seller pursuant to Sections 2.1, 2.6, 2.7 and 3.4(c) (the "Account Information") except as is required in connection with the performance of its duties hereunder or in enforcing the rights of the Certificateholders or to a Successor Servicer appointed pursuant to Section 10.2 and except as otherwise provided in this subsection 2.2(b). The Trustee agrees to take such measures as shall be reasonably requested by the Seller to protect and maintain the security and confidentiality of such information, and, in connection therewith, shall allow the Seller to inspect the Trustee's security and confidentiality arrangements from time to time during normal business hours. In the event that the Trustee is required by law to disclose any Account Information, the Trustee shall provide the Seller with prompt written notice, unless such notice is prohibited by law, of any such request or requirement so that the Seller may request a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained the Trustee may disclose such information and will exercise its reasonable best efforts to obtain assurance that confidential treatment will be afforded such information. The Trustee shall use its reasonable best efforts to provide the Seller with written notice five days prior to any disclosure permitted by this subsection 2.2(b).

         (c) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

         SECTION 2.3 Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Trust and the Trustee as of the Initial Closing Date:

                  (a) Organization and Good Standing. The Seller is a Connecticut capital stock savings bank duly organized and validly existing in good standing under the laws of the State of Connecticut and has full power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and to execute and deliver to the Trustee the Certificates pursuant hereto.

                  (b) Due Qualification. The Seller is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct business, and has obtained all necessary licenses and approvals with respect to the Seller required under federal and state law; provided, however, that no representation or warranty is made with respect to any qualifications, licenses or approvals which the Trustee would have to obtain to do business in any state in which the Trustee seeks to enforce any Receivable.

                  (c) Due  Authorization.  The  execution  and  delivery of this
         Agreement  and  the  execution  and  delivery  to  the  Trustee  of the
         Certificates by the Seller and the consummation of the transactions provided for in this Agreement have been duly authorized by the Seller by all necessary corporate action on its part, including due authorization and approval thereof by the board of directors of the Seller, and this Agreement will remain, from the time of its execution, an official record of the Seller.

                  (d) No Conflict. The execution and delivery of this Agreement and the Certificates, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or any of its properties are bound.

                  (e) No Violation. The execution and delivery of this Agreement and the Certificates, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with or violate any Requirements of Law applicable to the Seller.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Seller, threatened against the Seller, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or the Certificates,
         (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Certificates or (v) seeking to affect adversely the income tax attributes of the Trust.

                (g) Eligibility of Accounts. As of the Cut-Off Date, each Account was an Eligible Account.

                (h) Seller's Deposit Accounts. As of the Initial Closing Date, deposits in the Seller's deposit accounts were insured to the limits provided by law and as required by the FDIC.

                (i) All Consents Required. All appraisals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery of this Agreement and the Certificates, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof, have been obtained.

                (j) Account Selection. As of the Cut-Off Date, the Accounts represented Eligible Accounts owned by the Seller that are VISA Classic or standard MasterCard Accounts. No such selection that will have an adverse effect on the Certificateholders was used.

                (k) Solvency. The Seller is not insolvent as of the Initial Closing Date and will not be insolvent following the consummation on the Closing Date of the transactions contemplated by this Agreement, including the transfer by the Seller to the Trust of the property specified in Section 2.1.

         For the purposes of the representations and warranties contained in this Section 2.3 and made by the Seller on the Initial Closing Date, "Certificates" shall mean the Certificates issued on the Initial Closing Date. The representations and warranties set forth in this Section 2.3 shall survive the transfer and assignment of the Trust Assets to the Trust, and termination of the rights and  obligations  of the Servicer  pursuant to Section
10.1. The Seller hereby represents and warrants to the Trust and the Trustee, with respect to any Series of Certificates, as of its Closing Date, unless otherwise stated in such Supplement, that the representations and warranties of the Seller set forth in this Section 2.3 other than as set forth in subsections 2.3(g), 2.3(h) and 2.3(j) are true and correct as of such date (for the purposes of such representations and warranties, "Certificates" shall mean the Certificates issued on the related Closing Date). Upon discovery by the Seller, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others, including the related Enhancement Provider. The Trustee's obligations with respect to such breach are limited as provided in subsection 11.2(g).

         SECTION 2.4 Representations and Warranties of the Seller Relating to the Agreement and the Receivables.

        (a) Binding Obligation; Valid Transfer and Assignment. The Seller hereby represents and warrants to the Trust and the Trustee that, as of the Initial Closing Date:

                  (i) This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of Connecticut capital stock savings banks, (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity), (C) subject to the unenforceability of provisions indemnifying a party against liability where such indemnification is contrary to public policy, (D) the effect of judicial decisions which have held that, subject to certain covenants and provisions of agreements, such agreements are unenforceable where (y) the breach of such covenants or provisions imposes restrictions or burdens where it cannot be demonstrated that such breach is a material breach of a material covenant or provisions, or (z) the creditor's enforcement of such covenants or provisions under the circumstances would violate the creditor's implied covenant of good faith and fair dealing, and (E) subject to the unenforceability of provisions herein to the effect that the failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies, or to the effect that provisions therein may only be waived in writing to the extent that an oral agreement modifying such provisions has been entered into.

                  (ii) This Agreement constitutes either (A) a valid transfer, assignment, set-over and conveyance to the Trust of all right, title and interest of the Seller in and to (i) the Receivables now existing and hereafter created and arising in connection with the Accounts (other than Receivables in Additional Accounts), (ii) all monies due or to become due with respect thereto (including all Finance Charge Receivables), (iii) all proceeds of such Receivables, (iv) Recoveries allocable to the Trust pursuant to subsection 2.5(l), (v) all funds deposited from time to time in any Series Account, including any reserve account, cash collateral account or spread account, and (vi) Interchange allocable to the Trust pursuant to subsection 2.5(k) and all proceeds thereof, which will be held by the Trust free and clear of any Lien of any Person except for (w) the interests of the Trustee and the Certificateholders, (x) Liens permitted under subsection 2.5(b) and subject to Section 9-306 of the UCC as in effect in the State of Connecticut or New York, whichever is applicable, (y) the interest of the Seller as Holder of the Exchangeable Seller Certificate and (z) the Seller's right, if any, to interest accruing on, and investment earnings, if any, in respect of the Collection Account, or any Series Account, as provided in this Agreement or the related Supplement, or
         (B) a grant of a security interest (as defined in the UCC as in effect in the State of New York) in such property to the Trust, which is enforceable with respect to the (i) Receivables now existing and hereafter created and arising in connection with the Accounts and in connection with any accounts that meet the definition of Automatic Additional Accounts (other than Receivables in Additional Accounts),
         (ii) all monies due or to become due with respect thereto (including all Finance Charge Receivables), (iii) all proceeds of such Receivables, (iv) Recoveries allocable to the Trust pursuant to subsection 2.5(l), (v) all funds deposited from time to time in any Series Account, including any reserve account, cash collateral account or spread account and (vi) Interchange allocable to the Trust pursuant to subsection 2.5(k) and the proceeds thereof upon execution and delivery of this Agreement, and which will be enforceable with respect to such Receivables hereafter created, the proceeds thereof, Recoveries, funds deposited in a Series Account and Interchange allocable to the Trust pursuant to subsections 2.5(k) and (l), upon such creation. If this Agreement constitutes the grant of a security interest to the Trust in such property, upon the filing of the financing statement described in Section 2.1 and in the case of the Receivables hereafter created and proceeds thereof, Recoveries and Interchange allocable to the Trust pursuant to subsections

         2.5(k) and (l), upon such creation, the Trustee, on behalf of the Trust, shall have a first priority perfected security interest in such property, except for Liens permitted under subsection 2.5(b) and subject to Section 9-306 of the UCC as in effect in the State of Connecticut or New York, whichever is applicable. Neither the Seller nor any Person (other than the Trustee and the Certificateholders) claiming through or under the Seller shall have any claim to or interest in the Collection Account, the Excess Funding Account or any Series Account, and, if this Agreement constitutes the grant of a security interest in such property, the Seller will have an interest in such property as a debtor for purposes of the UCC as in effect in State of New York.

         (b) Eligibility of Receivables. The Seller hereby represents and warrants to the Trust and the Trustee as of the Initial Closing Date and as of each Addition Date and Automatic Addition Date that:

                  (i) Each Receivable is an Eligible Receivable as of the Cut-Off Date, the Automatic Addition Date or the end of the related Monthly Period immediately preceding the Addition Date, as applicable.

                  (ii) Each  Receivable  then  existing has been conveyed to the
         Trust free and clear of any Lien of any Person other than the Trustee and the Certificateholders (other than Liens permitted under subsection 2.5(b)) and in compliance, in all material respects, with all Requirements of Law applicable to the Seller.

                  (iii) With respect to each Receivable then existing, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the conveyance of such Receivable to the Trust have been duly obtained, effected or given and are in full force and effect.

                  (iv) On each day on which any new Receivable is created, the Seller shall be deemed to represent and warrant to the Trust and the Trustee that (A) each Receivable created on such day is an Eligible Receivable, (B) each Receivable created on such day has been conveyed to the Trust in compliance, in all material respects, with all Requirements of Law applicable to the Seller, (C) with respect to each such Receivable, all consents, licenses, approvals or authorizations of or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Seller in connection with the conveyance of such Receivable to the Trust have been duly obtained, effected or given and are in full force and effect and
         (D) the representations and warranties set forth in subsection 2.4(a) are true and correct with respect to each Receivable created on such day as if made on such day.

                  (v) As of the Initial Closing Date, Schedule 1 to this Agreement and, as of the last day of each Monthly Period during which Automatic Additional Accounts were added to the Trust or as of the applicable Addition Date with respect to Additional Accounts, as the case may be, added pursuant to Section 2.6, the related computer file or microfiche list referred to in Section 2.6, is an accurate and complete listing in all material respects of all the Accounts as of the Cut-Off Date, the end of the applicable Monthly Period or the end of the Monthly Period immediately preceding the applicable Addition Date and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Cut-Off Date, the end of the applicable Monthly Period or such applicable Addition Date; as of the Cut-Off Date, the aggregate amount of Receivables in all the Accounts was $604,049,628.21.

         (c) Notice of Breach. The representations and warranties set forth in this Section 2.4 shall survive the transfer and assignment of the respective Receivables to the Trust. Upon discovery by the Seller, the Servicer or the Trustee of a breach of any of the representations and warranties set forth in this Section 2.4, the party discovering such breach shall give prompt written notice to the others. The Seller agrees to cooperate with the Servicer and the Trustee in attempting to cure any such breach. The Seller hereby acknowledges that the Trustee intends to rely on the representations hereunder in connection with representations made by the Trustee to secured parties, assignees or subsequent transferees. The Trustee's obligations with respect to the breach of any of the representations and warranties contained in this Section 2.4 are limited as provided in subsection 11.2(g).

         (d)  Transfer of Ineligible Receivables.

                  (i) Automatic Removal. In the event of a breach with respect to a Receivable of any representations and warranties set forth in subsection 2.4(b)(ii), or in the event that a Receivable is not an Eligible Receivable as a result of the failure to satisfy the conditions set forth in clause (b) or (d) of the definition of Eligible Receivable; then, upon the earlier to occur of the discovery of such breach or event by the Seller or the Servicer or receipt by the Seller of written notice of such breach or event given by the Trustee, each such Receivable shall be automatically removed from the Trust on the terms and conditions set forth in subsection 2.4(d)(iii).

                (ii) Removal After Cure Period. In the event of a breach of any of the representations and warranties set forth in subsection 2.4(b) other than a breach or event as set forth in clause (d)(i) above, and as a result of such breach the related Account becomes a Defaulted Account or the Trust's rights in, to or under the Receivable or its proceeds are impaired or the ability of the Servicer to collect such Ineligible
        Receivable is impaired or the proceeds of such Receivable are not available for any reason to the Trust free and clear of any Lien, then, upon the expiration of 60 days (or such longer period as may be agreed to by the Trustee but in no event longer than 120 days), from the earlier to occur of the discovery of any such event by either of the Seller or the Servicer, or receipt by the Seller of written notice of any such event given by the Trustee or the related Enhancement Provider, or, with respect to breaches relating to prior Liens, immediately upon the earlier to occur of such discovery or notice, each such Receivable shall be removed from the Trust on the terms and conditions set forth in subsection 2.4(d)(iii); provided, however, that no such removal shall be required to be made if, on any day within such applicable period, such representations and warranties with respect to such Receivable shall then be true and correct in all material respects as if such Receivable had been created on such day and provided, further, that if a defect in any list of Accounts referred to subsection 2.4(b)(v) results in the balance of Receivables in the Accounts being less than the amount specified in such subsection, the deficiency shall be deemed to be an Ineligible Receivable for purposes of this subsection 2.4(d).

                (iii) Procedures for Removal. When the provisions of subsection 2.4(d)(i) or subsection 2.4(d)(ii) above require removal of a Receivable, the Seller shall accept reassignment of the portion of such Receivable that is a Principal Receivable (an "Ineligible Receivable") by (i) directing the Servicer to deduct the portion of such Receivable that is a Principal Receivable from the aggregate amount of Principal Receivables in the Trust and to decrease the Seller Interest by such amount and (ii) depositing into the Collection Account an amount equal to the Finance Charge Receivables collected in respect of such Receivable through the date of such removal; provided, however, that if the exclusion of an Ineligible Receivable from the calculation of the Seller Interest would cause the Seller Interest to be less than the Minimum Seller Interest or would otherwise not be permitted by law, such Ineligible Receivable shall not be automatically removed from the Trust, but shall be removed from the  Trust  only  upon the  making of the  deposit  to the  Excess
         Funding Account referred to in the second following sentence. On and after the date of such removal, each Ineligible Receivable shall be deducted from the aggregate amount of Principal Receivables used in the calculation of any Investor Percentage, the Seller Percentage or the Seller Interest; provided, however, that for the purposes of subsection 2.6(a) and the calculation of the Seller Interest, each Ineligible Receivable shall, notwithstanding the proviso to the immediately preceding sentence, be deemed to have been automatically removed from the Trust. In the event that the exclusion of an Ineligible Receivable from the calculation of the Seller Interest would cause the Seller Interest to be reduced below the Minimum Seller Interest, or would otherwise not be permitted by law, the Seller shall immediately, but in no event later than 10 days after such event, make a deposit in the Excess Funding Account (for allocation as a Principal Receivable pursuant to Article IV) in immediately available funds in an amount equal to the amount by which the Seller Interest (as determined above) would be reduced below the Minimum Seller Interest. The portion of such deposit allocated to Investor Certificates of each Series shall be distributed to the Investor Certificateholders of each such Series in the manner specified in Article IV, if applicable, on the related Distribution Date in the Monthly Period following the Monthly Period in which such deposit is made. Upon the reassignment to the Seller of an Ineligible Receivable, the Trust shall automatically and without further action be deemed to transfer, assign, set-over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Ineligible Receivable, all monies due or to become due with respect thereto and all proceeds thereof, Recoveries and Interchange allocated to such Ineligible Receivable pursuant to subsections 2.5(k) and (l). The Trustee shall execute such documents and instruments of transfer or assignment, on behalf of the Trust, and take other actions as shall reasonably be requested by the Seller to evidence the conveyance of such Ineligible Receivable pursuant to this subsection 2.4(d)(iii). In the event that on any day within 60 days of the date on which the removal of an Ineligible Receivable from the Trust pursuant to this
         Section 2.4 is effected, the applicable representations and warranties shall be true and correct in all material respects on such date, the Seller may, but shall not be required to, direct the Servicer to include such Receivable in the Trust by adding the portion of such Receivable which is a Principal Receivable to the Principal Receivables in the Trust. Upon the addition of a Receivable to the Trust pursuant to this subsection 2.4(d)(iii), the Seller shall be deemed to have made the applicable representations and warranties in subsection 2.4(b) as of the date of such addition, as if the Receivable had been created on such date, and shall execute all such necessary documents and instruments of transfer or assignment and take such other actions as shall be necessary to effect and perfect the reconveyance of such Receivable to the Trust. The obligation of the Seller set forth in this subsection 2.4(d)(iii), or the automatic removal of such Receivable from the Trust, as the case may be, shall constitute the sole remedy respecting any breach of the representations and warranties set forth in the above-referenced subsections with respect to such Receivable available to Certificateholders or the Trustee on behalf of Certificateholders.

                  (iv) For the purposes of subsections 2.4(d)(i) and 2.4(d)(ii) above, proceeds of a Receivable shall not be deemed to be impaired hereunder solely because such proceeds are held by the Servicer (if the Servicer is the Seller) for more than the applicable period under
         Section 9-306(3) of the UCC as in effect in the State of Connecticut or New York, whichever is applicable.

         (e) Reassignment of Trust Portfolio. In the event of a breach of any of the representations and warranties set forth in subsection 2.4(a), either the Trustee, or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Investor Interest, by notice then given in writing to the Seller (and to the Trustee and the Servicer, if given by the Investor Certificateholders), may direct the Seller to accept reassignment of an amount of Principal Receivables (as specified below) within 60 days of such notice (or within such longer period as may be specified in such notice but in no event later than 120 days), and the Seller shall be obligated to accept reassignment of such Principal Receivables on a Distribution Date specified by the Seller (such Distribution Date, the "Reassignment Date") occurring within such applicable period on the terms and conditions set forth below; provided, however, that no such reassignment shall be required to be made if, at any time during such applicable period, the representations and warranties contained in subsection 2.4(a) shall then be true and correct in all material respects. The Seller shall deposit on the Transfer Date (in New York Clearing House, next day funds) for the Reassignment Date an amount equal to the reassignment deposit amount for such Receivables in the Collection Account or Series Account, as provided in the related Supplement, for distribution to the Investor Certificateholders pursuant to Article XII. The reassignment deposit amount with respect to each Series for such reassignment, unless otherwise stated in the related Supplement, shall be equal to (i) the Investor Interest of such Series at the end of the day on the last day of the Monthly Period preceding the date on which the reassignment is scheduled to be made, less the amount, if any, previously allocated (and on deposit in the applicable Series Account) for payment of principal to such Certificateholders on the related Distribution Date in the Monthly Period in which the date of reassignment occurs, plus (ii) an amount equal to all interest accrued but unpaid on the Investor Certificates of such Series at the applicable Certificate Rate for the related Interest Accrual Period through the last day of such Interest Accrual Period, less the amount, if any previously allocated for payment of interest to the Certificateholders of such Series on the related Distribution Date in the Monthly Period in which the date of reassignment occurs plus (iii) an amount sufficient to pay all unreimbursed amounts owing to each Enhancement Provider (to the extent set forth in the applicable Supplement). The reassignment deposit amount with respect to each Series shall be deposited in the Collection Account or any Series Account, as provided in the related Supplement, for distribution to the Investor Certificateholders of such Series pursuant to Section 12.3. Payment of the reassignment deposit amount with respect to each Series, and all other amounts in the Collection Account or the applicable Series Account in respect of the preceding Monthly Period shall be considered a prepayment in full of the Receivables represented by the Investor Certificates. On the Distribution Date following the Transfer Date on which such amount has been deposited in full into the Collection Account or the applicable Series Account, the Receivables and all monies due or to become due with respect thereto and all proceeds of the Receivables, Recoveries and Interchange allocated to the Trust pursuant to subsections 2.5(k) and (l) shall be released to the Seller, or its designee or assignee, and the Trustee shall execute and deliver such instruments of transfer or assignment, on behalf of the Trust, in each case without recourse, representation or warranty, as shall be reasonably requested by the Seller to vest in the Seller, or its designee or assignee, all right, title and interest of the Trust in and to the Receivables, all monies due or to become due with respect thereto and all proceeds of the Receivables, Recoveries and Interchange allocated to the Trust pursuant to subsections 2.5(k) and (l). If the Trustee or the Investor Certificateholders give notice directing the Seller to accept reassignment as provided above, the obligation of the Seller to accept reassignment of the Receivables and pay the reassignment deposit amount pursuant to this subsection 2.4(e) shall constitute the sole remedy respecting a breach of the representations and warranties contained in subsection 2.4(a) available to the Investor Certificateholders or the Trustee on behalf of the Investor Certificateholders.

        (f) Reassignment of Receivables in Additional Accounts. In the event of a breach of any of the representations and warranties set forth in subsection 6(a) or 6(e) of any Assignment of Receivables in Additional Accounts, in the form attached hereto as Exhibit B, either the Trustee or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Investor Interest, by notice then given in writing to the Seller (and to the Trustee and the Servicer, if given by the Investor Certificateholders), may direct the Seller to remove from the Trust each Receivable then existing in an Account, the Receivables of which were conveyed to the Trust pursuant to such Assignment of Additional Receivables, on the terms and conditions set forth herein, on or prior to the first Distribution Date next succeeding 60 days after such notice, and the Seller shall be obligated to remove such Receivables on a Distribution Date occurring within such applicable period on the terms and conditions set forth below; provided, however, that no such reassignment shall be required to be made if, at any time during such applicable period the representations and warranties contained in subsection 6(a) or 6(e), as the case may be, of such Assignment of Additional Receivables shall then be true and correct in all material respects. When the provisions of the preceding sentence require removal of a Receivable, the Seller shall accept reassignment of the portion of such Receivable that is a Principal Receivable by (i) directing the Servicer to deduct the portion of such Receivable that is a Principal Receivable of each such Ineligible Receivable from the aggregate amount of Principal Receivables in the Trust and to decrease the Seller Interest by such amount and
(ii) depositing into the Collection Account an amount equal to the Finance Charge Receivables collected through the date of such removal; provided, however, that if the exclusion of any Receivable from the calculation of the Seller Interest would cause the Seller Interest to be less than the Minimum Seller Interest or would otherwise not be permitted by law, such Receivable shall not be automatically removed from the Trust, but shall be removed from the Trust only upon the making of the deposit to the Excess Funding Account referred to in the second following sentence. On and after the date of such removal, each such Receivable shall be deducted from the aggregate amount of Principal Receivables used in the calculation of any Investor Percentage, the Seller percentage or the Seller Interest; provided, however, that for the purposes of subsection 2.6(a) and the calculation of the Seller Interest, each Ineligible Receivable shall, notwithstanding the proviso to the immediately preceding sentence, be deemed to have been automatically removed from the Trust. In the event that the exclusion of such Receivable from the calculation of the Seller Interest would cause the Seller Interest to be reduced below the Minimum Seller Interest, or would otherwise not be permitted by law, the Seller shall immediately, but in no event later than 10 days after such event, make a deposit in the Excess Funding Account (for allocation as a Principal Receivable pursuant to Article IV) in immediately available funds in an amount equal to the amount by which the Seller Interest (as determined above) would be reduced below the Minimum Seller Interest. The portion of such deposit allocated to Investor Certificates of each Series shall be distributed to the Investor Certificateholders of each such Series in the manner specified in
Article IV, if applicable, on the related Distribution Date in the Monthly Period following the Monthly Period in which such deposit is made. Upon the reassignment to the Seller of any such Receivable, the Trust shall automatically and without further action be deemed to transfer, assign, set-over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Ineligible Receivable, all monies due or to become due with respect thereto and all proceeds thereof, Recoveries and Interchange allocated to such Ineligible Receivable pursuant to subsections 2.5(k) and (l). The Trustee shall execute such documents and instruments of transfer or assignment, on behalf of the Trust, and take other actions as shall reasonably be requested by the Seller to evidence the conveyance of such Ineligible Receivable pursuant to this subsection 2.4(f).

         If the Trustee or the Investor Certificateholders give notice directing the Seller to accept reassignment as provided above, the obligation of the Seller to accept reassignment of the Receivables and pay the reassignment deposit amount pursuant to this subsection 2.4(f) shall constitute the sole remedy respecting a breach of the representations and warranties contained in subsection 6(a) or 6(e) of any Assignment of Receivables in Additional Accounts available to the Investor Certificateholders or the Trustee on behalf of the Investor Certificateholders.

         SECTION 2.5 Covenants of the Seller. The Seller hereby covenants that:

                  (a) Receivables to be Accounts. The Seller will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC as in effect in the States of Connecticut and New York) except in connection with the enforcement or collection of an Account in which event such Receivable shall be an Ineligible Receivable subject to repurchase in accordance with Section 2.4(d)(ii). Each Receivable shall be payable pursuant to a contract which does not create a Lien on any goods purchased thereunder. The Seller will take no action to cause any Receivable to be anything other than an "account" or a "general intangible" (as defined in the UCC as in effect in the States of Connecticut and New York).

                (b) Security Interests. Except for the conveyances hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter created, or any interest therein; the Seller will immediately notify the Trustee of the existence of any Lien on any Receivable; and the Seller shall defend the right, title and interest of the Trust in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties (other than the Trustee and the Certificateholders); provided, however, that nothing in this subsection 2.5(b) shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Receivables any Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                  (c) Periodic Finance Charges and Other Fees. The Seller hereby agrees that, except as otherwise required by any Requirement of Law, or as is deemed by the Seller to be necessary in order for the Seller to maintain its credit card business, based upon a good faith assessment by the Seller, in its sole discretion, of the nature of the competition in the credit card business, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, the Seller's reasonable expectation of the Portfolio Yield as of such date would be less than the weighted average of the Base Rates for all Series; provided, however, that the Seller shall not, unless required by any Requirement of Law, reduce such Periodic Finance Charge if its reasonable expectation is that the Portfolio Yield would be less than the highest Certificate Rate with respect to any Series then issued and outstanding.

                  (d) Credit Card Agreements and Account Guidelines. The Seller shall comply with and perform its obligations under the Credit Card Agreements relating to the Accounts and the Account Guidelines and all applicable rules and regulations of VISA USA, Inc. and MasterCard International Incorporated except insofar as any failure so to comply or perform would not materially and adversely affect the rights of the Trustee, on behalf of the Trust, or the Certificateholders hereunder or under the Certificates. The Seller may change the terms and provisions of the Credit Card Agreements or the Account Guidelines in any respect (including, without limitation, the reduction of the required minimum monthly payment, the calculation of the amount, or the timing, of charge offs and the Periodic Finance Charges and other fees to be assessed thereon) with respect to the Accounts only (i) if the Seller has a comparable segment of consumer revolving credit card accounts (or consumer revolving accounts), if such change is made applicable to the comparable segment of the consumer revolving credit card accounts (or consumer revolving accounts) owned and serviced by the Seller which have characteristics the same as, or substantially similar to, the Accounts which are the subject of such change or (ii) if the Seller does not own such a comparable segment of consumer revolving credit card accounts (or consumer revolving accounts), if the Seller shall not make such change with the intent to materially benefit the Seller over the Certificateholders; provided, however, that the Seller will not increase the timing of charge offs beyond the time which the Seller deems to be necessary to maintain its credit card business, based upon a good faith assessment of the Seller, in its sole discretion, of the nature of the competition of the credit card business (provided, further, that accounts purchased by the Seller from other credit card issuers, or other consumer revolving credit accounts, shall not be considered to be a comparable segment of revolving credit card accounts for the purposes of this subsection 2.5(d) until such time as any of the accounts purchased by the Seller from such issuer or consumer revolving credit accounts, as the case may be, become Accounts pursuant to the provisions of Section 2.6), except as otherwise restricted by the terms of the Credit Card Agreements.

                (e) Account Allocations.

                (i) In the event that the Seller is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 9.2 or an order by any federal or state governmental agency having regulatory authority over the Seller or any court of competent jurisdiction that the Seller not transfer any additional Principal Receivables to the Trust) then, in any such event,
        (A) the Seller agrees to allocate and pay to the Trust, after the date of such inability, all Collections with respect to Principal Receivables, and all amounts which would have constituted Collections with respect to Principal Receivables but for the Seller's inability to transfer such Receivables (up to an amount equal to the Aggregate Principal Receivables in the Trust on such date); (B) the Seller agrees to have such amounts applied as Collections in accordance with Article IV; and (C) for only so long as all Collections and all amounts which would have constituted Collections are allocated and applied in accordance with clauses (A) and (B) above, Principal Receivables (and all amounts which would have constituted Principal Receivables but for the Seller's inability to transfer Receivables to the Trust) which are written off as uncollectible in accordance with this Agreement shall continue to be allocated in accordance with Article IV, and all amounts which would have constituted Principal Receivables but for the Seller's inability to transfer Receivables to the Trust shall be deemed to be Principal Receivables for the purpose of calculating (i) the applicable Investor Percentage with respect to any Series and (ii) the Aggregate Investor Percentage thereunder. If the Seller is unable pursuant to any Requirement of Law to allocate Collections as described above, the Seller agrees that, solely for purposes of payments under this Agreement, it shall in any such event allocate, after the occurrence of such event, payments on each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account (it being understood that the foregoing allocation does not affect, with respect to any Obligor, the priority of application of cardholder payments provided for in the related Credit Card Agreement(s)) and to have such payments applied as Collections in accordance with Article IV. The parties hereto agree that Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Trust, or which would have been conveyed to the Trust but for the above described inability to transfer such Receivables, shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV.

                (ii) In the event that, pursuant to subsection 2.4(d), the Seller accepts reassignment of an Ineligible Receivable as a result of a breach of the representations and warranties in subsection 2.4(b) relating to such Receivable, then, in any such event, the Seller agrees to account for payments received with respect to such Ineligible Receivable separately from its accounting for Collections on Principal Receivables retained by the Trust. If payments received from or on behalf of an Obligor are not specifically applicable either to an Ineligible Receivable of such Obligor reassigned to the Seller or to the Receivables of such Obligor retained in the Trust, then the Seller agrees to allocate payments proportionately based on the total amount of Principal Receivables of such Obligor retained in the Trust and the total amount owing by such Obligor on any Ineligible Receivables reassigned to the Seller, and the portion allocable to any Principal Receivables retained in the Trust shall be treated as Collections and deposited in accordance with the provisions of Article IV.

                (f) Delivery of Collections or Recoveries. The Seller agrees to pay to the Servicer all payments received by the Seller in respect of the Receivables as soon as practicable after receipt thereof by the Seller, but in no event later than the second Business Day after the Date of Processing of such payment.

                (g) Conveyance of Accounts. The Seller covenants and agrees that it will not convey, assign, exchange or otherwise transfer the Accounts to any Person prior to the termination of this Agreement pursuant to
        Article XII; provided, however, that the Seller shall not be prohibited hereby from conveying, assigning, exchanging or otherwise transferring the Accounts in connection with a transaction complying with the provisions of Section 7.2.

                (h) Notice of Liens. The Seller shall notify the Trustee promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder and Liens permitted under subsection 2.5(b) hereof.

                (i) Status of Accounts and Receivables. The Seller agrees to comply in all respects with all Requirements of Law applicable to the Seller, the failure to comply with which would have a material adverse effect on the Investor Certificateholders.

                (j) VISA USA and MasterCard International. The Seller shall use its best efforts to remain, either directly or indirectly, a member in good standing of both the VISA USA, Inc. and the MasterCard International Incorporated systems.

                (k) Interchange. On each Business Day, the Seller shall pay to the Servicer and the Servicer shall deposit into the Collection Account, for allocation as collections of Finance Charge Receivables in the manner provided in Article IV (in immediately available funds) the amount of Interchange received with respect to the Accounts to be so included as Collections of Finance Charge Receivables.

                (l) Recoveries. On or prior to each Determination Date, the Seller shall notify the Servicer of the amount of Recoveries to be included as collections of Finance Charge Receivables with respect to the preceding Monthly Period, which shall be equal to the product of (y) the total amount of Recoveries received by the Seller in the preceding Monthly Period, and (z) a fraction, the numerator of which is the Aggregate Principal Receivables and the denominator of which is the aggregate principal amount of the credit card receivables owned by the Seller with respect to such Monthly Period. On each Transfer Date, the Seller shall pay to the Servicer and the Servicer shall deposit into the Collection Account, for allocation as collections of Finance Charge Receivables in the manner provided in
         Article IV (in immediately available funds) the amount of Recoveries to be so included as Collections of Finance Charge Receivables with respect to the preceding Monthly Period.

         SECTION 2.6 Addition of Accounts.

         (a) All Accounts which meet the definition of Automatic Additional Accounts which are Eligible Accounts shall be included as Accounts from and after the date upon which such eligible Automatic Additional Accounts are created and all Receivables in such Automatic Additional Accounts, whether such Receivables are then existing or thereafter created, shall be transferred automatically to the Trust upon origination by the Seller. The Seller, at its option, may, by providing written notice to the Trustee and the Servicer, terminate or suspend the inclusion of Automatic Additional Accounts at any time. For all purposes of this Agreement, all receivables of such Automatic Additional Accounts shall be treated as Receivables upon their creation and shall be subject to the eligibility criteria specified in the definitions of "Eligible Receivable" and "Eligible Account."

         (b) On any day Receivables in Automatic Additional Accounts are created, the Seller will be deemed to have made the representations in Section 2.4.

         (c) Receivables in Automatic Additional Accounts shall be transferred to the Trust, as Accounts if, in addition to satisfying the requirements of clauses (a) through (g) of the definition of Eligible Accounts, the following conditions are met: the number of Accounts the Receivables of which are designated to be added to the Trust pursuant to subsection 2.6(a) since (i) the opening of business on the first day of the eleventh preceding Monthly Period (or, in the case of any date on which eligible Automatic Additional Accounts are to be added to the Trust which occurs on or before May 31, 1994, the Cut-Off
Date) minus the number of Accounts of the type described in clauses (b) and (c) of the definition of "Automatic Additional Accounts" which have been added on the initial day of the addition of such type of Account pursuant to such clauses
(b) and (c) since the opening of business on the first day of such eleventh preceding Monthly Period (or the Cut-Off Date, as the case may be) plus the number of Accounts, if any, the Receivables of which have been designated to be added to the Trust since the opening of business on the first day of such eleventh preceding Monthly Period (or the Cut-Off Date, as the case may be) pursuant to subsection 2.6(e) minus any Removed Accounts removed since the opening of business on the first day of such eleventh preceding

Monthly Period (or the Cut-Off Date, as the case may be) shall not exceed 15% of the number of Accounts at the opening of business on the first day of such eleventh preceding Monthly Period (or the Cut-Off Date, as the case may be), and
(ii) the opening of business on the first day of the second preceding Monthly Period (or, in the case of any date on which eligible Automatic Additional Accounts are to be added to the Trust which occurs on or before August 31, 1993, the Cut-Off Date) minus the number of Accounts of the type described in clauses
(b) and (c) of the definition of "Automatic Additional Accounts" have been added on the initial day of the addition of such type of Account pursuant to such clauses (b) and (c) since the opening of business on the first day of such second preceding Monthly Period (or the Cut-Off Date, as the case may be) plus the number of Accounts, if any, the Receivables of which have been designated to be added to the Trust since the opening of business on the first day of such second preceding Monthly Period (or the Cut-Off Date, as the case may be) pursuant to subsection 2.6(e) minus any Removed Accounts removed since the first day of such second preceding Monthly Period (or the Cut-Off Date, as the case may be) shall not exceed 10% of the number of Accounts at the opening of business on the first day of such second preceding Monthly Period (or the Cut-Off Date, as the case may be).

         (d) The Seller shall provide to the Trustee on each Determination Date, a list of Automatic Additional Accounts, identified by account number, added during the preceding Monthly Period.

         (e) If (i) on any Transfer Date the Seller Interest as of the last day of the related Monthly Period (after giving effect to any deposits, withdrawals or payments to be made on the following Distribution Date), is less than the Minimum Seller Interest, the Seller shall designate additional credit card accounts ("Additional Accounts") to be included as Accounts in a sufficient amount such that the Seller Interest as a percentage of the Aggregate Principal Receivables for such Monthly Period after giving effect to such addition is at least equal to the Minimum Seller Interest, or (ii) on any date of determination the Aggregate Principal Receivables is less than the Minimum Aggregate Principal Receivables, the Seller shall designate Additional Accounts to be included as Accounts in a sufficient amount such that the aggregate amount of Principal
Receivables will be equal to or greater than the Minimum Aggregate Principal Receivables. Receivables from such Additional Accounts shall be transferred to the Trust on or before the tenth Business Day following such Transfer Date.

         (f) In addition to its obligation under subsection 2.6(e), the Seller may upon twenty Business Days' notice to the Trustee, any Enhancement Provider if so provided in the applicable Supplement and each Rating Agency, but shall not be obligated to, designate from time to time Additional Accounts of the Seller to be included as Accounts.

         (g) The Seller agrees that any such transfer of Receivables from Additional Accounts, under subsection 2.6(e) or (f), shall satisfy the following conditions (to the extent provided below):

                (i) on or before (A) the twentieth Business Day prior to the Addition Date for Additional Accounts to be included as Accounts pursuant to subsection 2.6(f) or (B) the fifth Business Day prior to the Addition Date for Additional Accounts to be included as Accounts pursuant to subsection 2.6(e) (the "Addition Notice Date"), the Seller shall give the Trustee, the Rating Agency, any Enhancement Provider if so provided in the applicable Supplement and the Servicer written notice that such Additional Accounts will be included and specifying the approximate aggregate amount of the Receivables to be transferred;

                (ii) on or before the Addition Date the Seller shall have delivered to the Trustee a written assignment (including an acceptance by the Trustee on behalf of the Trust for the benefit of the Investor Certificateholders) in substantially the form of Exhibit B (each such assignment, an "Assignment") and shall record and file a financing statement in accordance with the provisions for such filing set forth in
        Section 2.1 (a copy of which shall be delivered to the Trustee) and the Seller shall have indicated in its computer files that the Receivables created in connection with the Additional Accounts, have been transferred to the Trust and, within five Business Days (or as soon as is reasonably practicable) thereafter, the Seller shall have delivered to the Trustee a computer file or microfiche list containing a true and complete list of all Additional Accounts, identified by account number, which computer file or microfiche list shall be as of the date of such Assignment incorporated into and made a part of such Assignment and this Agreement;

                (iii) the Seller shall represent and warrant that (x) each Additional Account is, as of the end of the day immediately preceding the Addition Date, an Eligible Additional Account, (y) no selection procedures believed by the Seller to be materially adverse to the interests of the Investor Certificateholders (without regard to any Enhancement) were utilized in selecting the Additional Accounts from the available Eligible Additional Accounts, and (z) as of the Addition Date, the Seller is not insolvent;

                (iv) the Seller shall represent and warrant that, as of the Addition Date, the Assignment constitutes either

        (x) a valid transfer and assignment to the Trustee, on behalf of the Trust, of all right, title and interest of the Seller in and to (A) the Receivables then existing and thereafter created in the Additional Accounts, (B) all monies due or to become due with respect thereto (including all Finance Charge Receivables), (C) all proceeds of such Receivables (as defined in the UCC as in effect in the State of New
        York), (D) Recoveries relating to such Receivables, (E) all funds deposited from time to time in any Series Account then existing, including any reserve account, cash collateral account or spread account, and (F) Interchange allocated to the Trust pursuant to subsection 2.5(k) and proceeds thereof, Recoveries and Interchange allocated to the Trust pursuant to subsections 2.5(k) and (l) will be held by the Trust (other than the Trustee and the Certificateholders) free and clear of any Lien of any Person, except for (i) Liens permitted under subsection 2.5(b) and subject to Section 9-306 of the UCC as in effect in the States of Connecticut or New York, whichever is applicable, (ii) the interest of the Seller as Holder of the Exchangeable Seller Certificate and (iii) the Seller's right to receive interest accruing on, and investment earnings in respect of, the Collection Account, or any Series Account as provided in this Agreement and any related Supplement; or (y) the grant of a security interest (as defined in the UCC as in effect in the State of New York) in such property to the Trust, which is enforceable with respect to then existing Receivables of the Additional Accounts, the proceeds (as defined in the UCC as in effect in the State of New York) thereof, Recoveries and Interchange allocated to the Trust pursuant to subsections 2.5(k) and (l) upon the conveyance of such Receivables to the Trust, and which will be enforceable with respect to the Receivables thereafter created in respect of Additional Accounts conveyed on such Addition Date, the proceeds (as defined in the UCC as in effect in the State of New York) thereof, Recoveries and Interchange allocated to the Trust pursuant to subsections 2.5(k) and (l), upon such creation; and
        (z) if the Assignment constitutes the grant of a security interest to the Trust in such property, upon the filing of a financing statement as described in Section 2.1 with respect to such Additional Accounts and, in the case of the Receivables thereafter created in such Additional Accounts and the proceeds (as defined in the UCC as in effect in the State of New York) thereof, Recoveries and Interchange allocated to the Trust pursuant to subsections 2.5(k) and (l), upon such creation, the Trust shall have a first priority perfected security interest in such property, except for Liens permitted under subsection 2.5(b) and subject to Section 9-306 of the UCC as in effect on the States of Connecticut or New York, whichever is applicable;

                  (v) the Seller shall deliver a certificate of a Vice President or more senior officer to the Trustee confirming the items set forth in paragraphs (iii) and (iv) above and clause 6 of the Assignment;

                  (vi) the Seller shall deliver an Opinion of Counsel with respect to the Receivables in the Additional Accounts to the Trustee with a copy to the Rating Agency substantially in the form of Exhibit F; and

                  (vii) Standard & Poor's shall have confirmed in writing that the inclusion of such accounts as Additional Accounts pursuant to subsection 2.6(e) or (f), as the case may be, and Moody's shall have confirmed in writing that the inclusion of such accounts as Additional Accounts pursuant to subsection 2.6(f) will not result in the reduction or withdrawal of its then existing rating of any Series of Investor Certificates then issued and outstanding and the Seller shall have delivered such confirmation to the Trustee and the related Enhancement Provider to the extent so provided in the applicable Supplement.

         SECTION 2.7 Removal of Accounts.

         (a) If on any Determination Date the Seller Interest exceeds 10% of the Aggregate Principal Receivables on such Determination Date, the Seller may, but shall not be obligated to, designate Receivables from Accounts for deletion and removal ("Removed Accounts") from the Trust, including Expired Accounts designated pursuant to Section 2.8; provided, however, that the Seller shall not make more than one such designation in any Monthly Period in addition to any such designation pursuant to Section 2.8. On or before the fifth Business Day (the "Removal Notice Date") prior to the date on which the designated Removed Accounts will be reassigned by the Trustee to the Seller, including any reassignment pursuant to Section 2.8 (the "Removal Date"), the Seller shall give the Trustee and the Servicer written notice that the Receivables from such Removed Accounts are to be reassigned to the Seller and specifying the approximate aggregate amount of the Receivables to be reassigned; provided, however, that the provisions set forth in Section 2.8 shall constitute the notice to the Trustee required by this Section 2.7(a) with respect to Receivables from Expired Accounts to be designated from time to time for deletion and removal from the Trust and for reassignment to the Seller on each Expired Account Removal Date.

         (b) The Seller shall be permitted to designate and require reassignment to it of the Receivables from Removed Accounts, including any reassignment pursuant to Section 2.8, only upon satisfaction of the following conditions:

                  (i)  [reserved];

                  (ii)  [reserved];

                  (iii) the removal of any Receivables of any Removed Accounts on any Removal Date shall not, in the reasonable belief of the Seller,
         (a) cause a Pay Out Event to occur; provided, however, that for the purposes of this subsection 2.7(b)(iii), the Receivables of each Removed Account shall be considered to have been removed as of the Removal Date, (b) cause the Seller Interest as a percentage of Aggregate Principal Receivables to be less than 10% on such Removal Date or (c) result in the failure to make any payment specified in the related Supplement with respect to any Series;

                  (iv) (A) on or prior to the Removal Date, the Seller shall have delivered to the Trustee for execution a written assignment in substantially the form of Exhibit I (the "Reassignment"); provided, however, that the provisions set forth in Section 2.8 shall constitute such a "Reassignment" with respect to Receivables from Expired Accounts to be designated from time to time for deletion and removal from the Trust and for reassignment to the Seller on each Expired Accounts Removal Date; and (B) within five Business Days thereafter (or as soon as is reasonably practicable) or, with respect to any removal and reassignment of Expired Receivables pursuant to Section 2.8, after the applicable Expired Accounts Removal Date, the Seller shall have delivered to the Trustee a computer file or microfiche list or, in the case of a list delivered pursuant to Section 2.8(b), a printed copy containing a true and complete list of all Removed Accounts identified by account number and the aggregate amount of the Principal Receivables in such Removed Accounts as of the Removal Date, which computer file or microfiche list shall as of the Removal Date modify and amend and be made a part of this Agreement;

                  (v) the Seller shall represent and warrant that no selection procedures believed by the Seller to be materially adverse to the interests of the Investor Certificateholders without regard to any Enhancement were utilized in selecting the Removed Accounts to be removed from the Trust;

                  (vi) the Seller shall have delivered to the Trustee an Officer's Certificate confirming the items set forth in clauses (iii),
         (iv), (v) above and (vii) and (viii) below (which certificate may, in the case of a removal and reassignment pursuant to Section 2.8, be substantially in the form of Exhibit J hereto). The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying;

                (vii) on or before the twentieth Business Day prior to the Removal Date the Rating Agency shall have received notice of such proposed removal of Accounts (which notice may, in the case of each removal and reassignment pursuant to Section 2.8, be in the form of a single notice in respect of all removals and reassignments of Expired Accounts under Section 2.8);

                (viii) the Seller and the Trustee shall have received notice from the Rating Agency that such proposed removal of Accounts will not result in the reduction or withdrawal of its then existing rating of any Series of Certificates then issued and outstanding (which notice may, in the case of each removal and reassignment pursuant to Section 2.8, be in the form of a single notice from the Rating Agency addressing all removals and reassignments of Expired Accounts under Section 2.8); and

                (ix) the Seller, the Trustee and the Rating Agencies shall have received an Opinion of Counsel that the proposed removal (or, in the case of removals pursuant to Section 2.8, all removals and reassignments under Section 2.8) shall not adversely effect the federal income tax characterization of the Trust.

         Upon satisfaction of the above conditions with respect to any removal and reassignment of Receivables other than a removal and reassignment pursuant to Section 2.8, the Trustee shall execute and deliver the Reassignment, on behalf of the Trust, to the Seller, and the Receivables from the Removed Accounts shall no longer constitute a part of the Trust as of the Removal Date. Upon satisfaction of the above conditions, as applicable, with respect to any removal and reassignment of Receivables pursuant to Section 2.8, the Receivables from the Removed Accounts shall no longer constitute a part of the Trust as of the related Expired Accounts Removal Date.

        SECTION 2.8 Periodic Removal of Expired Accounts.

        (a) Reassignment of Expired Accounts; Notice; Release of Liens.

                (i) The Trustee hereby transfers, assigns, sets-over and otherwise conveys to the Seller, without recourse, representation or warranty, on each Expired Accounts Removal Date, all right, title and interest of the Trust in and to the Receivables from Expired Accounts now existing and hereafter designated as Expired Accounts, all monies and investments due or to become due with respect thereto

         (including all Finance Charge Receivables and Recoveries), and all proceeds of such Receivables, and the right to receive amounts paid as Interchange with respect to such Expired Accounts, which Receivables shall have zero Receivables balances and which monies, investments, proceeds and rights to receive amounts paid shall be zero in aggregate amount.

                  (ii) In connection with the transfer described in Section 2.8(a)(i), the Trustee agrees to execute and deliver to the Seller such UCC termination statements with respect to the Receivables now existing and hereafter created in the Expired Accounts as the Seller may reasonably request from time to time, evidencing the release by the Trust of its Lien on the Receivables then existing and thereafter created in any such Removed Accounts, in such manner and such jurisdictions as are necessary or advisable to remove any such Lien, provided that such UCC termination statements shall be prepared by the Servicer.

         (b) Designation of Expired Accounts. The Seller shall, in accordance with Section 2.7(b)(iv)(B), deliver or cause to be delivered to the Trustee, not later than five Business days (or as soon as reasonably practicable) after each Expired Accounts Removal Date, a computer file, microfiche list or printed copy containing a true and complete list of all Accounts constituting Expired Accounts with respect to such Expired Accounts Removal Date, identified by Account number, and containing the aggregate amount of the Principal Receivables in such Expired Accounts as of such Removal Date, which aggregate amount shall be zero.

         (c) Representations and Warranties of the Seller Relating to the Expired Accounts. The Seller hereby represents and warrants to the Trustee and the Trust as of the date hereof and as of each Expired Accounts Removal Date as follows:

                  (i) Absence of Pay Out Event or Certain Other Events. The removal of any Receivables from any Expired Account on any Expired Accounts Removal Date will not, in the reasonable belief of the Seller
         (1) cause a Pay Out Event to occur (for which purposes the Receivables of each Expired Account shall be considered to have been removed as of the corresponding Expired Accounts Removal Date), (2) cause the Seller Interest as a percentage of the Aggregate Principal Receivables to be less than 10% on any such Expired Accounts Removal Date, or (3) result in the failure to make any payment in the related Supplement with respect to any Series.

                  (ii) Selection Procedures. No selection procedures believed by the Seller to be materially adverse to the interests of the Investor Certificateholders without regard to any Enhancement were utilized or will be utilized in selecting the Expired Accounts to be removed from the Trust.

                  (iii) Notice to Moody's and Standard and Poor's. The Seller has provided notice to each of Moody's and Standard and Poor's of the proposed deletion and removal from the Trust of Receivables from the Expired Accounts under this Section 2.8, such notice being provided on or before the twentieth Business Day prior to any of the Expired Accounts Removal Dates on which such Receivables will be deleted and removed from the Trust and reassigned to the Seller.

         (d) Conditions to Reassignment. The reassignment by the Trustee set forth in Section 2.8(a) hereof with respect to any Expired Accounts Removal Date (and, with respect to clause (i) below, each portion thereof, as applicable) is subject to the satisfaction, on or prior to such Expired Accounts Removal Date (or, in the case of Sections 2.7(b)(iv)(B) and 2.8(b), within five Business Days after such Removal Date), of the conditions set forth in Section 2.7(b) and of the following conditions:

                  (i) No Notice of Cancellation. The Seller shall not have notified the Trustee on or prior to such Expired Accounts Removal Date that the deletion and removal of Receivables from the related Expired Accounts as of such date (or any portion thereof) has been cancelled or designated to occur on a subsequent date set forth in such notice or to be set forth in a subsequent notice by the Seller to the Trustee.

                  (ii) Officer's Certificate. The Seller shall have delivered to the Trustee within five (5) Business Days after such Expired Accounts Removal Date an Officer's Certificate substantially in the form of Exhibit J hereto, certifying that (1) all requirements set forth in
         Section 2.7(a) for the designation of Expired Accounts and the deletion and removal from the Trust and reassignment to the Seller of
         Receivables from Expired Accounts have been satisfied as of such Expired Accounts Removal Date, (2) each of the representations and warranties made by the Seller in Section 2.8(c) is true and correct as of such Expired Accounts Removal Date, and (3) each of the conditions to the deletion and removal from the Trust and reassignment to the Seller of Receivables from the related Expired Accounts as of such Expired Accounts Removal Date, set forth in Section 2.7(b) and this
         Section 2.8(d), have been satisfied as of such Expired Accounts Removal Date. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

                  (iii) Rating Agency Confirmation On or Prior to Expired Accounts Removal Dates. Each of the Seller and the Trustee shall have received notice (in addition to the notice specified in Section 2.7(b)(viii)) from each Rating Agency on or prior to such Expired Accounts Removal Date that the proposed deletion and removal from the Trust of Receivables from Expired Accounts on such Expired Accounts Removal Date pursuant to this Section 2.8 will not result in the reduction or withdrawal of its then existing rating of any Series of Certificates then issued and outstanding; provided, however, that such additional notice shall be required solely with respect to Expired Accounts Removal Dates on which (1) the sum of (x) the number of Expired Accounts the Receivables of which are proposed to be deleted and removed from the Trust on such Expired Accounts Removal Date pursuant to this Section 2.8 and (y) the number of Expired Accounts the Receivables of which have been deleted and removed from the Trust pursuant to this Section 2.8 since the last day of the quarterly period immediately preceding the quarterly period in which such Expired Accounts Removal Date occurs (any such quarterly period being, for purposes of this Section 2.8, January through March, April through June, July through September or October through December, as applicable, of the corresponding calendar year) exceeds 15% of the number of Accounts as of such last day of such immediately preceding quarterly period or (2) the sum of (x) the number of Expired Accounts the Receivables of which are proposed to be deleted and removed from the Trust on such Expired Accounts Removal Date pursuant to this
         Section 2.8 and (y) the number of Expired Accounts the Receivables of which have been deleted and removed from the Trust pursuant to this
         Section 2.8 since the last day of the calendar year immediately preceding the calendar year in which such Expired Accounts Removal Date occurs exceeds 20% of the number of Accounts as of such last day of the immediately preceding calendar year.

         (e) Reassignment Agreement Superseded. On and after the first Expired Accounts Removal Date, the provisions of this Section 2.8 shall supersede the Omnibus Reassignment of Receivables Agreement, dated as of December 12, 1996, between People's Bank and the Trustee, whereupon such agreement shall be of no further force and effect with respect to all removals and reassignments of Expired Accounts occurring on and after such Expired Accounts Removal Date.




                               [End of Article II]

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                 OF RECEIVABLES

         SECTION 3.1 Acceptance of Appointment and Other Matters Relating to the Servicer.

         (a) The Seller agrees to act as the Servicer under this Agreement. The Investor Certificateholders by their acceptance of the Certificates consent to the Seller acting as Servicer.

         (b) The Servicer shall service and administer the Receivables and shall collect payments due under the Receivables in accordance with its customary and usual servicing procedures for servicing credit card receivables comparable to the Receivables and in accordance with the Account Guidelines and the covenants of the Seller set forth in Section 2.5, including the covenants set forth in Sections 2.5(e)(i) and (ii) (which the Servicer hereby agrees to perform in full), and the Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to
Section 10.1, the Servicer is hereby authorized and empowered, (i) unless such power and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.1, to make withdrawals and payments, or to instruct the Trustee to make withdrawals and payments, from the Collection Account, the Excess Funding Account and any Series Account, in accordance with such instructions as set forth in this Agreement, (ii) unless such power and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.1, to instruct the Trustee in writing, as set forth in this Agreement, (iii) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Receivables and (iv) to make any filings, reports, notices, applications, registrations with, and to seek any consents or authorizations from the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any federal or state securities or reporting requirements laws. The Trustee agrees that it shall promptly follow the instructions of the Servicer to withdraw funds from the Collection Account, the Excess Funding Account or any Series Account and to take any action required under any Enhancement at such time as required under this Agreement. The Trustee shall furnish the Servicer with any documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         (c)  [Reserved]

         (d)  [Reserved]

         (e) The Servicer shall not be obligated to use servicing procedures, offices, employees or accounts for servicing the Receivables which are separate from the procedures, offices, employees and accounts used by the Servicer in connection with servicing other credit card receivables.

         (f) The Servicer shall maintain blanket bond coverage insuring against losses through wrongdoing of its officers and employees who are involved in the servicing of credit card receivables covering such actions and in such amounts as the Servicer believes to be reasonable from time to time.

         SECTION 3.2 Servicing Compensation. As compensation for its servicing activities hereunder and reimbursement for its expenses as set forth in the immediately following paragraph, the Servicer shall be entitled to receive a monthly servicing fee in respect of any Monthly Period prior to the termination of the Trust pursuant to Section 12.1 (with respect to each Monthly Period, the "Monthly Servicing Fee"). The share of the Monthly Servicing Fee allocable to each Series of Investor Certificateholders with respect to any Monthly Period (or portion thereof) shall be payable on the related Transfer Date and, with respect to each Series (unless otherwise provided in the related Supplement), shall be equal to one-twelfth of the product of (A) the applicable Series Servicing Fee Percentage per annum and (B) the Investor Interest of such Series as of the last day of the Monthly Period preceding such Transfer Date (the "Monthly Investor Servicing Fee") and shall be paid to the Servicer pursuant to
Article IV. The servicing fee payable by the Holder of the Exchangeable Seller Certificate shall be equal to the product of one-twelfth of the product of (A) the Seller Interest and (B) the lesser of 2% and the weighted average Series Servicing Fee Percentage with respect to any Series of Investor Certificates then outstanding (the "Monthly Seller Servicing Fee"). The Monthly Servicing Fee shall equal the sum of (x) the aggregate amount of Monthly Investor Servicing Fees with respect to each Series then outstanding and (y) the Monthly Seller Servicing Fee. The Monthly Investor Servicing Fee with respect to any Series is payable in arrears on the related Transfer Date (unless otherwise provided in the related Supplement) and the Monthly Seller Servicing Fee is payable in arrears no later than the last Transfer Date with respect to any Series occurring in a Monthly Period. The Monthly Seller Servicing Fee and, unless otherwise provided in a Supplement, each Monthly Investor Servicing Fee shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         The Servicer's expenses include the amounts due to the Trustee pursuant to Section 11.5 and of the Paying Agent, Transfer Agent and Registrar and the reasonable fees and disbursements of independent public accountants and all other expenses incurred by the Servicer in connection with its activities hereunder; provided, that the Servicer shall not be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation any federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith). The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Monthly Servicing Fee.

         SECTION 3.3 Representations and Warranties of the Servicer. People's Bank, as initial Servicer, hereby makes, and any Successor Servicer by its appointment hereunder shall make, the following representations and warranties on which the Trustee has relied in accepting the Receivables in trust and in authenticating the Certificates issued on the Closing Date:

                  (a) Organization and Good Standing. The Servicer is duly organized, validly existing and in good standing under the laws of the State of its organization and has full power, authority and legal right to own its properties and conduct its credit card business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

                  (b) Due Qualification. The Servicer is not required to qualify nor register as a foreign corporation in any state in order to service the Receivables as required by this Agreement and has obtained all licenses and approvals necessary in order to so service the Receivables as required under federal law and the law of the State of its organization. If the Servicer shall be required by any Requirement of Law to so qualify or register or obtain such license or approval, then it shall do so.

                  (c) Due Authorization. The execution, delivery, and performance of this Agreement have been duly authorized by the Servicer, by all necessary corporate action on the part of the Servicer, and this Agreement will remain, from the time of its execution, an official record of the Servicer.

                  (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights in general.

                  (e) No Violation. The execution and delivery of this Agreement by the Servicer, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to the Servicer, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to the Servicer or any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Servicer threatened against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement, or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

                  (g) Compliance with Requirements of Law. The Servicer shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable and the related Account, will maintain in effect all qualifications required under Requirements of Law in order to properly service each Receivable and the related Account and will comply in all material respects with all other Requirements of Law in connection with servicing each Receivable and the related Account the failure to comply with which would have a material adverse effect on the Certificateholders.

                  (h) Servicer's Deposit Accounts. As of the Initial Closing Date, deposits in the Servicer's deposit accounts were insured to the limits provided by law and as required by the FDIC.

                  (i) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority or official required in connection with the execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof have been obtained.

                  (j) Status of Accounts and Receivables. The Servicer hereby agrees to comply in all material respects with all Requirements of Law applicable to the Servicer the failure to comply with which would have a material adverse effect on the Investor Certificateholders.

                  (k) No Rescission or Cancellation. The Servicer shall not permit any rescission or cancellation of any Receivable except in accordance with the Account Guidelines or as ordered by a court of competent jurisdiction or other Governmental Authority.

                  (l) Protection of Certificateholder's Rights. The Servicer shall take no action which, nor omit to take any action the omission of which, would impair the rights of Certificateholders in any Receivable or the related Account, nor shall it reschedule, revise or defer payments due on any Receivable except in accordance with the Account Guidelines.

                  (m) Receivables Not To Be Evidenced by Promissory Notes. The Servicer will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC as in effect in the State of New
         York) except in connection with its enforcement or collection of an Account, in which event such Receivable shall be reassigned or assigned and transferred to the Servicer as provided in the following paragraph.

         In the event (x) any of the representations and warranties or covenants of the Servicer contained in subsections (g), (j), (k), (l) and (m) with respect to any Receivable or the related Account is breached, and such breach has a material adverse effect on the Certificateholders' interest in such Receivable and is not cured within 60 days (or such longer period, not in excess of 120 days, as may be agreed to by the Trustee) of the earlier to occur of the discovery of such event by the Servicer, or receipt by the Servicer of written notice of such event given by the Trustee or any Enhancement Provider (to the extent so provided in the applicable Supplement), or (y) it is so provided in subsection 3.3(m) with respect to any Receivable, all Receivables in the Account or Accounts as to which such event relates shall be reassigned to the Seller (if the Seller is the Servicer) or assigned and transferred (if the Seller is not the

Servicer) to the Servicer on the terms and conditions set forth below.

         If the Holder of the Exchangeable Seller Certificate is the Servicer, such assignment or reassignment shall be accomplished in the manner set forth in subsection 2.4(d)(iii) as if the reassigned or assigned Receivables were Ineligible Receivables (including the requirement, if applicable, to reduce the Seller Interest, the Seller Percentage or the Investor Percentage and to make deposits into the Excess Funding Account) and any amounts deposited in the Excess Funding Account to be applied in accordance with Section 4.2(e).

         If the Holder of the Exchangeable Seller Certificate is not the Servicer, the Servicer shall effect such assignment and transfer by making a deposit into the Collection Account for allocation pursuant to Article IV in immediately available funds no later than the Transfer Date following the Monthly Period in which such assignment and transfer obligation arises in an amount equal to the amount of such Receivable.

         Upon each such reassignment or assignment and transfer to the Servicer of an Ineligible Receivable, the Trust shall automatically and without further action be deemed to transfer, assign, set over and otherwise convey to the Servicer, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Ineligible Receivable, all monies due or to become due with respect thereto and all proceeds thereof, Recoveries and Interchange allocated to such Ineligible Receivable pursuant to subsections 2.5(k) and (l). The Trustee shall execute such documents and instruments of transfer or assignment, on behalf of the Trust, and take other actions as shall reasonably be requested by the Seller to evidence the conveyance of such Ineligible Receivable pursuant to this Section 3.3. Notwithstanding any other provision of this Section 3.3, a reassignment of an Ineligible Receivable to the Seller in excess of the amount that would cause the Seller Interest to be less than the Minimum Seller Interest shall not occur if the Seller fails to make any deposit required by this Section 3.3 with respect to such Ineligible Receivable. The obligation of the Servicer set forth in this Section 3.3 to accept reassignment or assignment and transfer of such Ineligible Receivable, as the case may be, shall constitute the sole remedy respecting any breach of the representations and warranties set forth in the above-referenced subsections with respect to such Receivable available to Certificateholders or the Trustee on behalf of Certificateholders.

         SECTION 3.4 Reports and Records for the Trustee.

         (a) Daily Reports. On each Business Day, the Servicer, with prior notice, shall prepare and make available at the office of the Servicer for inspection by the Trustee a record setting forth (i) the aggregate amount of Collections processed by the Servicer on the preceding Business Day, (ii) the Aggregate Receivables as of the close of business on the second preceding Business Day, and (iii) in the event Additional Accounts or Automatic Additional Accounts were added during the Monthly Period immediately preceding the day such Collections were processed, the aggregate amount of Principal Receivables in such Additional Accounts or Automatic Additional
Accounts. The Servicer shall at all times maintain its computer files with respect to the Accounts in such a manner so that the Accounts may be specifically identified and, upon prior request of the Trustee, shall make available to the Trustee at the servicing center of the Servicer selected by the Servicer on any Business Day during the Servicer's normal business hours any computer programs necessary to make such identification.

         (b) Monthly Servicer's Certificate. Unless otherwise stated in the related Supplement with respect to any Series, on each Determination Date the Servicer shall forward, as provided in Section 13.5, to the Trustee, the Paying Agent, and the Rating Agency, a certificate of a Servicing Officer in the form of Exhibit C (which includes the Schedule thereto specified as such in each Supplement) setting forth (i) the aggregate amount of Collections processed during the preceding Monthly Period, (ii) the aggregate amount of the applicable Investor Percentage of Collections of Principal Receivables processed by the Servicer pursuant to Article IV during the preceding Monthly Period with respect to each Series then outstanding, (iii) the aggregate amount of the applicable Investor Percentage of Collections allocated to Finance Charge Receivables processed by the Servicer pursuant to Article IV during the preceding Monthly Period with respect to each Series then outstanding, (iv) the aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period,
(v) the balance on deposit in the Collection Account (or Collection Subaccount) or any Series Account applicable to any Series then outstanding with respect to collections processed, as of the end of the last day of the preceding Monthly Period, (vi) the aggregate amount, if any, of withdrawals, drawings or payments under any Enhancement, if any, for each Series then outstanding required to be made with respect to the previous Monthly Period in the manner provided in the related Supplement, (vii) the statement required by Article V in the form indicated in the Supplement for each Series then outstanding, (viii) the sum of all amounts payable to the Certificateholders of each Series on the succeeding Distribution Date with respect to each Series in respect of certificate interest and certificate principal, (ix) the excess, if any, of the Aggregate Principal Receivables over the Aggregate Principal Receivables required to be maintained pursuant to this Agreement and any Supplement as of such Determination Date, (x) whether, with respect to each Series then outstanding, a Series Pay Out

Event or a Trust Pay Out Event has occurred or other similar event is deemed to have occurred and (xi) such other matters as are set forth in Exhibit C.

         (c) Transferred Accounts. The Servicer covenants and agrees hereby to deliver to the Trustee, within a reasonable time period after any Transferred Account is created, but in any event not later than thirty (30) days after the end of the Monthly Period within which the Transferred Account is created, a notice specifying the new account number for any Transferred Account and the replaced account number.

         SECTION 3.5 Annual Servicer's Certificate. On or before March 31 of each calendar year, beginning with March 31, 1994 the Servicer will deliver, as provided in Section 13.5, to the Trustee, the Rating Agency, and any Certificate Owner, upon the written request of such Certificate Owner, an Officer's Certificate substantially in the form of Exhibit D stating that (a) a review of the activities of the Servicer during the twelve-month period ending on December 31 of such year, or for the initial period, from the Closing Date until December 31, 1993, and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to the best of such officer's knowledge, based on such review, the Servicer has fully performed all its obligations under this Agreement throughout such period, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

         SECTION 3.6 Annual Independent Accountants' Servicing Report.

         (a) On or before March 31 of each calendar year, beginning with March 31, 1994, the Servicer shall cause a firm of nationally recognized independent accountants (who may also render other services to the Servicer or the Seller) to furnish, as provided in Section 13.5, a report to the Trustee, the Servicer, the Rating Agency, and any Certificate Owner, upon the written request of such Certificate Owner, to the effect that such firm has made a study and evaluation of the Servicer's internal accounting controls relative to the servicing of Accounts under this Agreement, and that, on the basis of such study and evaluation, such firm is of the opinion (assuming the accuracy of any reports generated by the Servicer's third party agents) that the system of internal accounting controls in effect on the date set forth in such report, relating to servicing procedures performed by the Servicer pursuant to Article IV of this Agreement, taken as a whole, was sufficient for the prevention and detection of errors and irregularities in amounts that would be material to the financial statements of the Servicer and that such servicing was conducted in compliance with Article IV of this Agreement, except for such exceptions, errors or irregularities as such firm shall believe to be immaterial to the financial statements of the Servicer and such other exceptions, errors or irregularities as shall be set forth in such report. Unless otherwise provided with respect to any Series in the related Supplement, a copy of such report may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

         (b) On or before March 31 of each calendar year, beginning with March 31, 1994, the Servicer shall cause a firm of nationally recognized independent accountants (who may also render other services to the Servicer or the Seller) to furnish, as provided in Section 13.5, a report to the Trustee, Servicer, the Rating Agency and any Certificate Owner, upon the written request of such Certificate Owner, to the effect that they have compared the amounts set forth in the monthly statements and certificates forwarded by the Servicer pursuant to subsection 3.4(b) during the period covered by such report (which shall be the period from January 1 of the preceding calendar year to and including December 31 of such calendar year, or for the initial period, from the Closing Date until December 31, 1993) with the Servicer's computer reports and statements of any agents engaged by the Servicer to perform servicing activities which were the source of such amounts and that on the basis of such comparison, such amounts are in agreement, except for such exceptions as it believes to be immaterial to the financial statements of the Servicer and such other exceptions as shall be set forth in such report. A copy of such report may be obtained by any Investor Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

         SECTION 3.7 Tax Treatment. The Seller has structured this Agreement and the Certificates with the intention that the Investor Certificates will qualify under applicable federal, state, local and foreign tax law as indebtedness secured by the Receivables. The Seller, the Servicer, the Trustee, the Holder of the Exchangeable Seller Certificate, each Investor Certificateholder, and each Certificate Owner, agrees to treat and to take no action inconsistent with the treatment of the Investor Certificates (or beneficial interest therein) as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each
Investor Certificateholder and the Holder of the Exchangeable Seller Certificate, by acceptance of its Certificate, and each Certificate Owner, by acquisition of a beneficial interest in a Certificate, agrees to be bound by the provisions of this Section 3.7. Each Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with this Agreement as to treatment as indebtedness under applicable tax law, as described in this Section 3.7.

         SECTION 3.8 Notices to the Seller. In the event that the Seller is no longer acting as Servicer, any Successor Servicer appointed pursuant to Section
10.2 shall deliver or make available to the Seller each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to Sections 3.4, 3.5 and 3.6.



                              [End of Article III]

                                   ARTICLE IV

                   RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
                         AND APPLICATION OF COLLECTIONS

         SECTION 4.1 Establishment of Accounts and Allocations with Respect to the Exchangeable Seller Certificate.

         (a) The Collection Account. The Servicer, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, or cause to be established and maintained, a non-interest bearing segregated trust account (the "Collection Account") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Certificateholders, with an office or branch located in the State of Connecticut or New York, of (i) the corporate trust department of a Qualified Trust Institution or (ii) a depository institution or trust company (which may include the Servicer, the Trustee or an Affiliate of the Servicer) having corporate trust powers under applicable federal and state laws organized under the laws of the United States of America or any one of the states thereof or the District of Columbia; provided, however, that at all times the certificates of deposit, short-term deposits or commercial paper or the long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from Moody's and Standard & Poor's of P-1 and A-1+, respectively, in the case of the certificates of deposit, or a rating from Moody's, of at least Aa3 and from Standard & Poor's of at least AAA in the case of the long-term unsecured debt obligations and the deposits in whose accounts are insured to the limits provided by law and by the FDIC (each entity referred to in clauses (i) and (ii) a "Qualified Institution"); provided further, that upon the insolvency of the Servicer, the Collection Account shall not be permitted to be maintained with the Servicer. The Supplement for a Series may require the Trustee to establish and maintain a subaccount of the Collection Account for such a Series (such subaccount, a "Collection Subaccount") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Certificateholders of such Series with a depository institution or trust company meeting the criteria provided in the related Supplement. The Collection Account or any Collection Subaccount may not be invested except as provided in the related Supplement. The funds on deposit in such Collection Subaccount may be invested in the manner provided in the related Supplement, and any earnings resulting from such investment shall be applied as provided in such Supplement. Pursuant to authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds from the Collection

Account or any Collection Subaccount for the purposes of carrying out its duties hereunder.

         Each Series of Investor  Certificates shall represent  interests in the
Trust, including the benefits of any Enhancement to be provided by an Enhancement Provider issued with respect to such Series as indicated in the Supplement relating to such Series, and the right to receive Collections and other amounts at the times and in the amounts specified in this Article IV to be deposited in the Collection Account and any Series Accounts maintained for the benefit of the Certificateholders of such Series or paid to the Certificateholders of such Series. The Exchangeable Seller Certificate shall represent the interest in the Trust not represented by any Series of Investor Certificates then outstanding, including the right to receive Collections and other amounts at the time and in the amounts specified in this Article IV to be paid to the Seller (the "Seller Interest"); provided, however, that such certificate shall not represent any interest in the Collection Account or any Series Accounts maintained for the benefit of the Certificateholders of any Series or the benefits of any Enhancement to be provided by an Enhancement
Provider issued with respect to any Series, except as specifically provided in this Article IV.

         (b) Establishment of the Excess Funding Account. The Servicer, for the benefit of the Investor Certificateholders and the Holder of the Exchangeable Seller Certificate, shall establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with a Qualified Institution and held in trust by such Qualified Institution designated by the Servicer, a segregated trust account within the corporate trust department of such Qualified Institution (the "Excess Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Investor Certificateholders and the holder of the Exchangeable Seller Certificate. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Excess Funding Account and in all proceeds thereof. Pursuant to the authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds and to instruct the Trustee to withdraw funds from the Excess Funding Account for the purposes of carrying out its duties hereunder.

         (c) (i) If the entity with which any of the accounts established pursuant to this Section 4.1 ceases to be a "Qualified Institution", then (i) such entity shall provide the Trustee, each Enhancement Provider and the Servicer with prompt written notice that it is no longer a "Qualified Institution" and (ii) transfer the funds deposited in each of the accounts in the manner directed by the Servicer within 10 Business Days of the day on which such entity ceased to be a "Qualified Institution".

         (ii) The Collection Account, the Excess Funding Account and each Series Account shall be established at a depository institution which agrees in writing as follows: (i) all money, securities, instruments and other property credited to such account shall be treated as "financial assets" within the meaning of
Section 8-102(a)(9) of the 1994 Official Text of the Uniform Commercial Code and
(ii) such depository institution will comply with "entitlement orders" (within the meaning of Section 8- 102(a)(8) of the 1994 Official Text of the Uniform Commercial Code) issued by the Trustee and relating to such account without further consent by the Seller or any other person.

         (d) Allocations for the Exchangeable Seller Certificate. Throughout the existence of the Trust, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Holder of the Exchangeable Seller Certificate an amount equal to the product of
(A) the Seller Percentage for the current Monthly Period and (B) the aggregate amount of such Collections allocated to Principal Receivables and Finance Charge Receivables, respectively. The Servicer need not deposit this amount, and other amounts so allocated to the Exchangeable Seller Certificate pursuant to any Supplement, into the Collection Account, and shall pay, or be deemed to pay, to the extent the Servicer is the holder of the Exchangeable Seller Certificate, such amounts as collected to the Holder of the Exchangeable Seller Certificate; provided, however, that such payments shall not be made to the Holder of the Exchangeable Seller Certificate if the Seller Interest is less than the Minimum Seller Interest or if and to the extent that such payment would cause the Seller Interest to be less than the Minimum Seller Interest but such amounts shall be treated as Shared Principal Collections.

         SECTION 4.2 Collection and Allocations.

         (a) Collections. The Servicer shall, subject to subsection 4.1(d), deposit all Collections in the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following such Date of Processing. In the event of the insolvency of the Servicer, then, immediately upon the occurrence of such event and thereafter the Servicer shall deposit all Collections into the Collection Account which shall be established and maintained with a Qualified Institution other than the Servicer in accordance with subsection 4.1(a), and in no such event shall the Servicer deposit any Collections thereafter into any account established, held or maintained with the Servicer.

         Interchange shall be allocated, and deposited or paid, on the second Business Day following the Business Day on which the Servicer receives the same in the manner provided in subsection

2.5(k). Recoveries shall be allocated and deposited or paid, on each Transfer Date in the manner provided in subsection 2.5(1). The Servicer shall notify the Trustee as to the amount of Recoveries allocable to the Trust on each Determination Date and transfer such amount into the Collection Account on the Transfer Date.

         The Servicer shall allocate such amounts to each Series of Investor Certificates and to the Holder of the Exchangeable Seller Certificate in accordance with Article IV and shall withdraw the required amounts from the Collection Account or pay such amounts to the Holder of the Exchangeable Seller Certificate in accordance with Article IV. The Servicer shall make such deposits or payments on the date indicated therein by wire transfer or as otherwise provided in the Supplement for any Series of Certificates with respect to such Series.

         Notwithstanding anything in this Agreement to the contrary, for so long as, and only so long as, the Seller shall remain the Servicer hereunder and (a)
(i) the Servicer provides to the Trustee a letter of credit or other arrangement covering risk of collection of the Servicer acceptable to the Rating Agency (as evidenced by letters from the Rating Agency) and (ii) the Seller and the Trustee shall have received a notice from the Rating Agency that such letter of credit or other arrangement would not result in the lowering or withdrawal of such Rating Agency's then-existing rating of any Series of Investor Certificates then outstanding or (b) the Servicer, or for so long as the Seller is the Servicer and an Affiliate of People's Bank, People's Bank (unless Moody's or Standard & Poor's shall have notified the Servicer that making monthly deposits will result in the reduction or withdrawal of its then-existing rating of the Certificates) shall have and maintain a certificate of deposit or short-term deposit rating of P-1 by Moody's and of at least A-1 by Standard & Poor's and deposit insurance as required by law and by the FDIC, the Servicer need not deposit Collections to the Collection Account in the manner provided in this Article IV or make payments to the Holder of the Exchangeable Seller Certificate prior to the close of business on the day any Collections are deposited in the Collection Account as provided in Article IV, but may make such deposits, payments and withdrawals on the Transfer Date in the Monthly Period following the Monthly Period in which such amounts were collected in an amount equal to the net amount of such deposits, payments and withdrawals which would have been made but for the provisions of this paragraph.

         (b) Allocation of Collections Between Finance Charge Receivables and Principal Receivables. On each Business Day, the Servicer shall allocate Collections processed on the Accounts to Finance Charge Receivables to the extent of the sum of (i) the amount of Finance Charge Receivables billed on such Accounts on such day and (ii) the amount of any Finance Charge Receivables for prior days which were not covered by Collections for such prior days or by Collections thereafter allocated to Finance Charge Receivables; provided, however, that all Collections which constitute Recoveries and Interchange shall be allocated to Finance Charge Receivables as shall investment earnings with respect to amounts on deposit in the Excess Funding Account. The balance of the Collections processed on any Account for any Monthly Period shall be allocated to Principal Receivables.

         (c) Allocation of Collections of Recoveries and Defaulted Accounts.

                  (i) On the date on which an Account becomes a Defaulted Account, the Trust shall automatically and without further action or consideration be deemed to transfer, set over, and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Trust in and to the Receivables in such Defaulted Account, all monies due or to become due with respect thereto, all proceeds of such Receivables and Interchange allocable to the Trust with respect to such Receivables, excluding Recoveries relating to such Defaulted Account, which shall remain a part of the Trust Assets.

                  (ii) On each Determination Date, the Servicer shall calculate the Investor Default Amount for the preceding Monthly Period with respect to each Series.

         (d) Adjustments for Miscellaneous Credits and Fraudulent Charges.

                  (i) The Servicer shall be obligated to reduce or adjust, as the case may be, on a net basis the aggregate amount of Principal
         Receivables as provided in this subsection 4.2(d) (a "Credit Adjustment") with respect to any Principal Receivable (A) which was created in respect of merchandise refused or returned by the Obligor thereunder or as to which the Obligor thereunder has asserted a counterclaim or defense, (B) which is reduced by the Servicer by any charge-back or adjustment, (C) which was created as a result of a fraudulent or counterfeit charge, (D) which is reduced by adjustments relating to returned or dishonored checks, or (E) which results from Servicer error.

                  (ii) In the event that the exclusion of the amount of a Credit Adjustment from the calculation of the Seller Interest would cause the Seller Interest to be an amount less than the Minimum Seller Interest, the Holder of the Exchangeable Seller Certificate shall make a deposit, no later than the Business Day following the Date of Processing of such Credit Adjustment, in the Excess Funding Account

         (for allocation as a Principal Receivable pursuant to Article IV) in immediately available funds in an amount equal to the amount by which such Credit Adjustment would have reduced the Seller Interest below the Minimum Seller Interest.

         (e) Unallocated Principal Collections; Excess Funding Account. On each Business Day, Shared Principal Collections shall be allocated to outstanding Series pro rata based on the Principal Shortfall, if any, for each such Series. The Servicer shall pay any remaining Shared Principal Collections on such Business Day to the Holder of the Exchangeable Seller Certificate; provided that to the extent that the Seller Interest as determined on such Business Day does not exceed the Minimum Seller Interest, such Shared Principal Collections shall be deposited in the Excess Funding Account, or, on and after the first day of the Amortization Period with respect to any Series, such Shared Principal Collections shall be deposited in the principal account, principal funding account or distribution account of such Series as and to the extent specified in the related Supplement until the principal funding account of such Series (as applicable) has been funded in full with respect to each Class of such Series or the Holders of the Investor Certificates of such Series have been paid in full; provided, further, that if an Amortization Period has commenced and is continuing with respect to more than one outstanding Series, such Shared Principal Collections shall be allocated to such Series pro rata based on the Investor Percentage for Principal Receivables applicable for such Series.

         (f) Amounts in Excess Funding Account. Amounts on deposit in the Excess Funding Account on any Business Day will be invested by the Seller (or, at the direction of the Seller, by the Servicer or the Trustee on behalf of the Seller) in Permitted Investments maturing on the next Business Day. Earnings from such investments received shall be deposited in the Collection Account and treated as Collections of Finance Charge Receivables. Any investment instructions to the Trustee shall be in writing and shall include a certification that the proposed investment is a Permitted Investment that matures at or prior to the date required by this Agreement. If on any Business Day the Seller Interest is greater than the Minimum Seller Interest, amounts on deposit in the Excess
Funding Account shall be released to the Holder of the Exchangeable Seller Certificate. On each Business Day, amounts on deposit in the Excess Funding Account (other than investment earnings thereon) shall be allocated to each outstanding series in an Amortization Period pro rata based on the aggregate outstanding principal amount of such series on the last day of the applicable Revolving Period.

                  [THE REMAINDER OF ARTICLE IV IS RESERVED AND
                  SHALL BE SPECIFIED IN ANY SUPPLEMENT WITH
                  RESPECT TO ANY SERIES]

                                    ARTICLE V

                        [ARTICLE V IS RESERVED AND SHALL
                         BE SPECIFIED IN ANY SUPPLEMENT
                           WITH RESPECT TO ANY SERIES]

                                   ARTICLE VI

                                THE CERTIFICATES

         SECTION 6.1 The Certificates. Subject to Sections 6.10 and 6.11, the Investor Certificates of each Series and any class thereof may be issued in bearer form (the "Bearer Certificates") with attached interest coupons and a special coupon (collectively, the "Coupons") or in fully registered form (the "Registered Certificates"), and shall be substantially in the form of the exhibits with respect thereto attached to the related Supplement. The Exchangeable Seller Certificate shall be substantially in the form of Exhibit A. The Investor Certificates and the Exchangeable Seller Certificate shall, upon issuance pursuant hereto or to Section 6.9 or Section 6.11, be executed and delivered by the Seller to the Trustee for authentication and redelivery as provided in Section 6.2. The Investor Certificates shall be issuable in a minimum denomination of $1,000 and integral multiples thereof unless otherwise specified in any Supplement. If specified in the related Supplement for any Series, the Investor Certificates shall be issued upon initial issuance as a single certificate in an original principal amount equal to the Initial Investor Interest as described in Section 6.10. The Exchangeable Seller Certificate shall also be issued as a single certificate. Each Certificate shall be executed by manual or facsimile signature on behalf of the Seller by its President or any Vice President. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Seller or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. Unless otherwise provided in the related Supplement, no Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by or on behalf of the Trustee by the manual signature of a Responsible Officer of the Trustee, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication (as applicable) except Bearer Certificates which shall be dated the applicable Issuance Date as provided in the related Supplement.

         SECTION 6.2 Authentication of Certificates. Contemporaneously with the initial assignment and transfer of the Receivables, whether now existing or hereafter created and the other components of the Trust Assets to the Trust, the Trustee shall authenticate and deliver the initial Series of Investor

Certificates, upon the order of the Seller, to the underwriters for the sale of the Book-Entry Certificates evidenced by such Investor Certificates, and against payment to the Seller of the Initial Investor Interest (net of any purchase discount or underwriting discounts). Upon the receipt of such payment and the issuance of the Investor Certificates, such Investor Certificates shall be fully paid and non-assessable. The Trustee shall authenticate and deliver the Exchangeable Seller Certificate to the Seller simultaneously with its delivery to the Seller of the initial Series of Investor Certificates. Upon an Exchange as provided in Section 6.9 and the satisfaction of certain other conditions specified therein, the Trustee shall authenticate and deliver the Investor Certificates of additional Series (with the designation provided in the related Supplement), upon the order of the Seller, to the persons designated in such Supplement. Upon the order of the Seller, the Certificates of any Series shall be duly authenticated by or on behalf of the Trustee, in authorized denominations equal to (in the aggregate) the Initial Investor Interest of such Series of Investor Certificates. If specified in the related Supplement for any Series, the Trustee shall authenticate and deliver outside the United States the Global Certificate that is issued upon original issuance thereof, upon the written order of the Seller, to the Depository as provided in Section 6.10 against payment of the purchase price therefor. If specified in the related Supplement for any Series, the Trustee shall authenticate Book-Entry Certificates that are issued upon original issuance thereof, upon the written order of the Seller, to a Clearing Agency or its nominee as provided in Section
6.11 against payment of the purchase price thereof.

         SECTION 6.3 Registration of Transfer and Exchange of Certificates.

         (a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the "Transfer Agent and Registrar"), in accordance with the provisions of Section 11.16, a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Investor Certificates of each Series (unless otherwise provided in the related Supplement) and of transfers and exchanges of the Investor Certificates as herein provided. Bankers Trust Company is hereby initially appointed Transfer Agent and Registrar for the purposes of registering the Investor Certificates and transfers and exchanges of the Investor Certificates as herein provided. In the event that Bankers Trust Company shall no longer be the Transfer Agent and Registrar, the Trustee shall appoint a successor Transfer Agent and Registrar reasonably acceptable to the Seller and the Servicer.

         The Trustee may revoke such appointment and remove Bankers Trust Company as Transfer Agent and Registrar if the Trustee determines in its sole discretion that Bankers Trust Company failed to perform its obligations under this Agreement in any material respect. Bankers Trust Company shall be permitted to resign as Transfer Agent and Registrar upon 30 days' written notice to the Seller and the Servicer; provided, however, that such resignation shall not be effective and Bankers Trust Company shall continue to perform its duties as Transfer Agent and Registrar until the Trustee has appointed a successor
Transfer Agent and Registrar reasonably acceptable to the Seller and the Servicer.

         Upon surrender for registration of transfer of any Certificate at any office or agency of the Transfer Agent and Registrar, the Seller shall execute subject to the provisions of subsection 6.3(d), and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of like aggregate fractional Undivided Interests; provided, however, that the provisions of this paragraph shall not apply to Bearer Certificates.

         At the option of an Investor Certificateholder, Investor Certificates may be exchanged for other Investor Certificates of the same Series in authorized denominations of like aggregate fractional Undivided Interests, upon surrender of the Investor Certificates to be exchanged at any such office or agency. At the option of any Registered Certificateholder, Registered Certificates may be exchanged for other Registered Certificates of the same Series in authorized denominations of like aggregate Undivided Interests in the Trust, upon surrender of the Registered Certificates to be exchanged at any office or agency of the Transfer Agent and Register maintained for such purpose. At the option of a Bearer Certificateholder, subject to applicable laws and regulations, Bearer Certificates may be exchanged for other Bearer Certificates or Registered Certificates of the same Series in authorized denominations of like aggregate Undivided Interests in the Trust, in the manner specified in the Supplement for such Series upon surrender of the Bearer Certificates to be exchanged at an office or agency of the Transfer Agent and Registrar located outside the United States. Each Bearer Certificate surrendered pursuant to this
Section 6.3 shall have attached thereto (or be accompanied by) all unmatured coupons, provided that any Bearer Certificate so surrendered after the close of business on the Record Date preceding the relevant Distribution Date after the related Series Termination Date need not have attached the Coupons related to such Distribution Date.

         The preceding provisions of this Section 6.3 notwithstanding, the Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the transfer of or exchange any Investor Certificate of any Series for a period of 15 days preceding the due date for any payment with respect to the Investor Certificate of such Series.

         Whenever any Investor Certificates of any Series are so surrendered for exchange, the Seller shall execute, and the Trustee shall authenticate and (unless the Transfer Agent and Registrar is different than the Trustee, in which case the Transfer Agent and Registrar shall) deliver, the Investor Certificates of such Series which the Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney-in-fact duly authorized in writing.

         Unless otherwise provided in the related Supplement, no service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

         All Investor Certificates (together with any Coupons attached to Bearer Certificates) surrendered for registration of transfer or exchange shall be cancelled by the Transfer Agent and Registrar and disposed of in the Trustee's normal and customary manner. The Trustee shall cancel and destroy the Global
Certificate upon its exchange in full for Definitive Certificates and shall deliver a certificate of destruction to the Seller. Such certificates shall also state that a certificate or certificates of each Foreign Clearing Agency was received with respect to each portion of the Global Certificate exchanged for Definitive Certificates.

         The Seller shall execute and deliver to the Trustee or the Transfer Agent and Registrar as applicable, Bearer Certificates and Registered Certificates in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Agreement and the Certificates.

         (b) Except as  provided  in Section  6.9 or 7.2,  in no event shall the
Exchangeable Seller Certificate or any interest therein be transferred hereunder, in whole or in part, unless the Seller shall have consented in writing to such transfer and unless the Trustee shall have received (i) a Supplement specifying the Principal Terms of such Series, if applicable, (ii) if required by the Supplement (if any), the form of Enhancement, (iii) if an Enhancement is required by the Supplement (if any), an appropriate Enhancement Agreement, (iv) the existing Exchangeable

Seller Certificate and, if applicable, the certificates representing the Series to be exchanged, (v) an Officer's Certificate of the Seller that on the date the Exchange or transfer occurs, after giving effect to such Exchange or transfer, the Seller Interest will be at least equal to the Minimum Seller Interest, (vi) confirmation in writing from the Rating Agency that such transfer will not result in a reduction or withdrawal of its then-existing rating of any Series of Investor Certificates then outstanding, (vii) an Opinion of Counsel that such transfer (x) does not adversely affect the Federal or state income tax characterization of any class of Investor Certificates as indebtedness secured by the Receivables, (y) will not result in the Trust being classified as an association taxable as a corporation for Federal income tax purposes, or as a taxable entity for applicable state income tax purposes and (z) will not for Federal income tax purposes be treated as a taxable exchange, or otherwise affect the amount, timing, character or source of income, gain or loss in respect of, any outstanding class of Investor Certificateholders, and (viii) in the case of the transfer of the Exchangeable Seller Certificate as a whole, an agreement supplemental hereto, executed and delivered to the Trustee in form satisfactory to the Trustee, in which the transferee of the Exchangeable Seller Certificate expressly assumes the performance of every covenant and obligation of the Seller, as Holder of the Exchangeable Seller Certificate, as applicable hereunder, and pursuant to which such transferee shall benefit from all the rights granted to the Seller, as Holder of the Exchangeable Seller Certificate, applicable hereunder; provided that a transfer of the Exchangeable Seller Certificate shall not release the Seller from any of its obligations under this Agreement unless effected pursuant to Section 7.2(b).

         The Holder of the Exchangeable Seller Certificate, by its acceptance of the Exchangeable Seller Certificate, acknowledges that its obligation to make the payments required by Section 4.2(d)(ii) is a full recourse obligation.

         (c) The Transfer Agent and Registrar will maintain at its expense in the Borough of Manhattan, the City of New York (and subject to Section 6.3, if specified in the related Supplement for any Series, any other city designated in such Supplement) an office or offices or an agency or agencies where Investor Certificates of such Series may be surrendered for registration of transfer or exchange (except that Bearer Certificates may not be surrendered for exchange at any such office or agency in the United States).

         (d) Unless otherwise provided in the related Supplement, registration of transfer of Registered Certificates containing a legend relating to the restrictions on transfer of such Registered Certificates (which legend shall be set forth in the

Supplement relating to such Investor Certificates) shall be effected only if the conditions set forth in such related Supplement are satisfied.

         Whenever a Registered Certificate containing the legend set forth in the related Supplement is presented to the Transfer Agent and Registrar for registration of transfer, the Transfer Agent and Registrar shall promptly seek instructions from the Servicer regarding such transfer. The Transfer Agent and Registrar and the Trustee shall be entitled to receive written instructions signed by a Servicing Officer prior to registering any such transfer or authenticating new Registered Certificates, as the case may be. The Servicer hereby agrees to indemnify the Transfer Agent and Registrar and the Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in reliance on any such written instructions furnished pursuant to subsection 6.3(d).

         (e) Notwithstanding any other provision of this Agreement, any Certificate for which an Opinion of Counsel has not been issued to the effect that such Certificate constitutes debt for Federal income tax purposes (each, a "Subject Certificate") shall be subject to the limitations of this subsection 6.3(e). No Subject Certificates shall be issued in a transaction (or transactions) that is required to be registered under the Securities Act or, to the extent any such offering or sale of Subject Certificates is not required to be registered under the Securities Act by reason of Regulation S (17 CFR 230.901 through 230.904) or any successor thereto, that would be required to be registered under the Securities Act if the interests so offered or sold were offered and sold within the United States of America. No transfer (or purported transfer) of all or any part of a Subject Certificate (or any economic interest therein), whether to another Certificateholder or to a Person that is not a Certificateholder, shall be effective, and any such transfer (or purported transfer) shall be void ab initio, and no Person shall otherwise become a Holder of a Subject Certificate if (i) at the time of such transfer (or purported transfer) any Subject Certificates or interests therein are traded on an established securities market or (ii) after such transfer (or purported transfer) the Trust would have more than 100 Holders of Subject Certificates. For purposes of clause (i) of the immediately preceding sentence, an established securities market is (A) a national securities exchange that is either registered under Section 6 of the Exchange Act or exempt from registration because of the limited volume of transactions, (B) a foreign securities exchange that, under the law of the jurisdiction where it is organized, satisfies regulatory requirements that are analogous to the regulatory requirements of the Exchange Act, (C) a regional or local exchange, or (D) an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise. For purposes of determining whether the Trust will have more than 100 Holders of Subject Certificates, each Person indirectly owning an interest in a Subject Certificate through a partnership (including any entity treated as a partnership for federal income tax purposes), a grantor trust or an S corporation (each such entity a "flow-through entity") shall be treated as a Holder of a Subject Certificate unless the Servicer determines in its sole discretion, after consulting with qualified tax counsel, or in the documentation relating to any Series, that less than substantially all of the value of the beneficial owner's interest in the flow-through entity is attributable to the flow-through entity's interest (direct or indirect) in the Trust.

         SECTION 6.4 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate (together, in the case of Bearer Certificates, with all unmatured Coupons, if any, pertaining thereto) is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of a bona fide purchaser, the Seller shall execute and the Trustee shall authenticate and (unless the Transfer Agent and Registrar is different from the Trustee, in which case the Transfer Agent and Registrar shall) deliver (in compliance with applicable law), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate Undivided Interest. In connection with the issuance of any new Certificate under this Section 6.4, the Trustee or the Transfer Agent and Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 6.4 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 6.5 Persons Deemed Owners. Prior to due presentation of a Certificate (other than a Bearer Certificate) for registration of transfer, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to
Article V and for all other purposes whatsoever, and none of the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary; provided, however, that in determining whether the holders of Investor Certificates evidencing the requisite Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Investor Certificates owned by the Seller, the Servicer or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Investor Certificates which a Responsible Officer in the Corporate Trust Office of the Trustee knows to be so owned shall be so disregarded.

         In the case of a Bearer Certificate, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the bearer of a Bearer Certificate or Coupon as the owner of such Bearer Certificate or Coupon for the purpose of receiving distributions pursuant to Article IV and
Article XII and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary. Certificates so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding, if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Investor Certificates and that the pledgee is not the Seller, the Servicer or an Affiliate thereof.

         SECTION 6.6 Appointment of Paying Agent.

         (a) The Paying Agent shall make distributions to Investor Certificateholders from the appropriate account or accounts maintained for the benefit of Certificateholders as specified in the related Supplement for any Series pursuant to Articles IV and V hereof. Any Paying Agent shall have the revocable power to withdraw funds from such appropriate account or accounts for the purpose of making distributions referred to above. The Trustee may revoke such power and remove the Paying Agent, if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect or for other than good cause. The Paying Agent, unless the Supplement with respect to any Series states otherwise, shall initially be Bankers Trust Company. Bankers Trust Company shall be permitted to resign as Paying Agent upon 30 days' written notice to the Servicer effective only upon the appointment of another Paying Agent. In the event that Bankers Trust Company shall no longer be the Paying Agent, the Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Trustee to execute and deliver to the Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit of the Investor
Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Collection Account or such other Series Account established pursuant to the Supplement with respect to any Series in the manner provided in the related Supplement and upon removal of a Paying Agent, such Paying Agent shall return all funds in its possession to the Collection Account or such other account established pursuant to the Supplement with respect to any Series in the manner provided in the related Supplement. The provisions of Sections 11.1, 11.2 and
11.3 shall apply to the Trustee also in its role as Paying Agent for so long as the Trustee shall act as Paying Agent. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         If specified in the related Supplement for any Series, so long as the Investor Certificates of such Series are outstanding, the Seller shall maintain a co-paying agent in New York City (for Registered Certificates only) or any other city designated in such Supplement which, if and so long as any Series of Investor Certificates is listed on the Luxembourg Stock Exchange or other stock exchange and such exchange so requires, shall be in Luxembourg or the location required by such other stock exchange.

         (b) The Trustee shall cause the Paying Agent (other than itself) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree, and if the Trustee is the Paying Agent it hereby agrees, that it shall comply with all requirements of the Internal Revenue Code regarding the withholding by the Trustee of payments in respect of federal income taxes due from Certificate Owners.

         SECTION 6.7 Access to List of Certificateholders' Names and Addresses. The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to the Servicer or the Paying Agent, within five Business Days after receipt by the Trustee of a request therefor from the Servicer or the Paying Agent, respectively, in writing, a list of the names and addresses of the Investor Certificateholders (other than Bearer Certificateholders) as of the most recent Record Date for payment of distributions to Investor Certificateholders. Unless otherwise provided in the related Supplement, if holders of Investor Certificates evidencing Undivided Interests aggregating not less than 10% of the Investor Interest of the Investor

Certificates of any Series then outstanding (the "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Investor Certificateholders of any Series with respect to their rights under this Agreement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Certificateholders (other than Bearer Certificateholders) held by the Trustee and shall give the Servicer notice that such request has been made, within a reasonable time but in any event not to exceed ten Business Days after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants' request. Every Certificateholder, by receiving and holding a Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was obtained.

         SECTION 6.8 Authenticating Agent.

         (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Seller.

         (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

         (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Seller. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Seller. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Seller, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee and the Seller.

         (d) The Trustee agrees to pay each authenticating agent from time to time reasonable compensation for its services under this Section 6.8, and the Trustee shall be entitled to be reimbursed and the Servicer shall reimburse the Trustee for such reasonable payments actually made, subject to the provisions of
Section 11.5.

         (e) The provisions of Sections 11.1, 11.2 and 11.3 shall be applicable to any authenticating agent.

         (f) Pursuant to an appointment made under this Section 6.8, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

         This is one of the certificates described in the Pooling and Servicing Agreement.


                                            -----------------------------
                                            as Authenticating Agent
                                            for the Trustee,

                                    By:     _____________________________
                                            Authorized Officer

         SECTION 6.9  Tender of Exchangeable Seller Certificate.

         (a) Upon any Exchange, the Trustee shall issue to the Holder of the Exchangeable Seller Certificate under Section 6.1, for execution and redelivery to the Trustee for authentication under Section 6.2, one or more new Series of Investor Certificates. Any such Series of Investor Certificates shall be substantially in the form specified in the related Supplement and shall bear, upon its face, the designation for such Series to which it belongs so selected by the Seller. Except as specified in any Supplement for a related Series, all Investor Certificates of any Series shall be equally and ratably entitled as provided herein to the benefits hereof (except that the Enhancement provided for any Series shall not be available for any other Series) without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the related Supplement.

         (b) The Holder of the Exchangeable Seller Certificate may tender the Exchangeable Seller Certificate to the Trustee in exchange for (i) one or more newly issued Series of Investor Certificates and (ii) a reissued Exchangeable Seller Certificate (any such tender, a "Seller Exchange"). In addition, to the extent permitted for any Series of Investor Certificates as specified in the related Supplement, the Seller may tender Investor Certificates of such Series and the Holder of the Exchangeable Seller Certificate may tender the
Exchangeable Seller Certificate to the Trustee pursuant to the terms and conditions set forth in such Supplement in exchange for (i) one or more newly issued Series of Investor Certificates and (ii) a reissued Exchangeable Seller Certificate (an "Investor Exchange"). The Seller Exchange and Investor Exchange are referred to collectively herein as an "Exchange." The Holder of the Exchangeable Seller Certificate may perform an Exchange by notifying the Trustee, in writing at least three days in advance (an "Exchange Notice") of the date upon which the Exchange is to occur (an "Exchange Date"). Any Exchange Notice shall state the designation of any Series to be issued on the Exchange Date and, with respect to each such Series: (a) its Initial Investor Interest (or the method for calculating such Initial Investor Interest), which at any time, may not be greater than the current principal amount of the Exchangeable Seller Certificate at such time (or in the case of an Investor Exchange, the sum of the portion of the Investor Interest of the Series of Investor Certificates to be exchanged plus the current principal amount of the Exchangeable Seller Certificate), (b) its Certificate Rate (or the method for allocating interest payments or other cash flow to such Series), if any, and (c) the provider or providers of the Enhancement, if any, with respect to such Series. On the Exchange Date, the Trustee shall only authenticate and deliver any such Series of Investor Certificates upon delivery to it of the following: (a) a Supplement satisfying the criteria set forth in subsection 6.9(c) executed by the Seller and specifying the Principal Terms of such Series, (b) the applicable
Enhancement, if any, (c) the agreement, if any, pursuant to which the Enhancement Provider agrees to provide the Enhancement, if any, (d) an Opinion of Counsel to the effect that, unless otherwise stated in the related Supplement, the newly issued Series of Investor Certificates will be treated as debt secured by the Receivables for Federal, New York and Connecticut income tax purposes, that the issuance of the newly issued Series of Investor Certificates will not adversely affect the Federal, New York and Connecticut income tax characterization of the Holder of any outstanding Series of Investor Certificates or any Certificate Owner or result in the trust being subject to Federal, New York or Connecticut tax at the entity level, (e) written confirmation from the Rating Agency that the Exchange will not result in the Rating Agency's reducing or withdrawing its rating on any then outstanding Series rated by it, (f) an Officer's Certificate signed by a Vice President (or any more senior officer) of the Seller, that on the Exchange Date (i) the Seller, after giving effect to such Exchange, would not be required to add Additional Accounts pursuant to subsection 2.6(e) and (ii) after giving effect to such Exchange, the Seller Interest would be at least equal to the Minimum Seller Interest, and (g) the existing Exchangeable Seller Certificate or applicable Investor Certificates, as the case may be. Upon satisfaction of such conditions, the Trustee shall cancel the existing Exchangeable Seller Certificate or applicable Investor Certificates, as the case may be, and issue, as provided above, such Series of Investor Certificates and a new Exchangeable Seller Certificate, dated the Exchange Date. There is no limit to the number of Exchanges that may be performed under this Agreement.

         (c) In conjunction with an Exchange, the parties hereto shall execute a Supplement, which shall specify the relevant terms with respect to any Series of Investor Certificates, which may include without limitation: (i) its name or designation, (ii) an Initial Investor Interest or the method of calculating the Initial Investor Interest, (iii) the Certificate Rate (or formula for the determination thereof), (iv) the Closing Date, (v) the rating agency or agencies rating such Series, (vi) the interest payment date or dates and the date or dates from which interest shall accrue, including the Interest Accrual Period,
(vii) the name of the Clearing Agency, if any, (viii) the rights, if any, of the Holder of the Exchangeable Seller Certificate that have been transferred to the Holders of such Series pursuant to such Exchange (including any rights to allocations of Collections of Finance Charge Receivables and Principal Receivables), (ix) the method of allocating Collections with respect to Principal Receivables for such Series and, if applicable, with respect to other Series and the method by which the principal amount of Investor Certificates of such Series shall amortize or accrete and the method for allocating Collections with respect to Finance Charge Receivables and Receivables in Defaulted Accounts, (x) the names of any accounts to be used by such Series and the terms governing the operation of any such account, (xi) the Series Servicing Fee Percentage, (xii) the Minimum Seller Interest, (xiii) the Minimum Aggregate Principal Receivables, (xiv) the Series Termination Date, (xv) the terms or any Enhancement with respect to such Series, (xvi) the Enhancement Provider, if applicable, (xvii) the Base Rate applicable to such Series, (xviii) the Repurchase Terms or the terms on which the Certificates of such Series may be remarketed to other investors, (xix) any deposit into any account maintained for the benefit of the Certificateholders of such Series, (xx) the number of Classes of such Series, and if more than one Class, the rights and priorities of each such Class, (xxi) the extent to which the Investor Certificates will be issuable in temporary or permanent global form, and in such case, the depositary for such global certificate or certificates, the terms and conditions, if any, upon which such global certificate may be exchanged in whole or in part for Definitive Certificates, and the manner in which any interest payable on a temporary or global certificate will be paid, (xxii) whether the Certificates may be issued in bearer form and any limitations imposed thereon, (xxiii) whether Interchange or other fees will be included in the funds available to be paid for such Series, (xxiv) the priority of any Series with respect to any other Series, (xxv) the Pool Factor, (xxvi) the Pool Amount and (xxvii) any other relevant terms of such Series (all such terms, the "Principal Terms" of such Series). If on the date of the issuance of such Series there is issued and outstanding one or more Series of Investor Certificates and no Series of Investor Certificates then outstanding is currently rated by a Rating Agency, then as a condition to such Exchange a nationally recognized investment banking firm or commercial bank shall also deliver to the Trustee an officer's certificate stating, in substance, that the Exchange will not have an adverse effect on the timing or distribution of payments to such other Series of Investor Certificates then issued and outstanding.

         SECTION 6.10 Global Certificate; Euro-Certificate Exchange Date. If specified in the related Supplement for any Series, the Investor Certificates may be initially issued in the form of a single temporary Global Certificate (the "Global Certificate") in bearer form, without interest coupons, in the denomination of the Initial Investor Interest and substantially in the form attached to the related Supplement. Unless otherwise specified in the related Supplement, the provisions of this Section 6.10 shall apply to such Global Certificate. The Global Certificate will be authenticated by the Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Certificates. The Global Certificate may be exchanged in the manner described in the related Supplement for Registered and/or Bearer Certificates in definitive form (the "Definitive Euro-Certificates").

         SECTION 6.11 Book-Entry Certificates. Unless otherwise provided in any related Supplement, the Investor Certificates, upon original issuance, shall be issued in the form of typewritten Certificates representing the Book-Entry
Certificates, to be delivered to the depository specified in such Supplement (the "Depository") which shall be the Clearing Agency, by or on behalf of such Series. The Investor Certificates of each Series shall unless otherwise provided in the related Supplement initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency. No Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the related Series of Investor Certificates, except as provided in Section
6.13. Unless and until definitive, fully registered Investor Certificates of any Series ("Definitive Certificates") have been issued to Certificate Owners pursuant to Section 6.13:

                  (i) the provision of this Section 6.11 shall be in full force and effect with respect to each such Series;

                  (ii) the Seller, the Servicer, the Paying Agent, the Transfer Agent and Registrar and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes (including the making of distributions on the Investor Certificates of each such Series) as the authorized representatives of the Certificate Owners;

                  (iii) to the extent that the provisions of this Section 6.11 conflict with any other provisions of this Agreement, the provisions of this Section 6.11 shall control with respect to each such Series; and

                  (iv) the rights of Certificate Owners of each such Series shall be exercised only through the Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement applicable to a Series, unless and until Definitive Certificates of such Series are issued pursuant to Section 6.13, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Certificates to such Clearing Agency Participants.

         SECTION 6.12 Notices to Clearing Agency. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 6.13, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Investor Certificates to the Clearing Agency for distribution to Holders of Investor Certificates.

         SECTION 6.13 Definitive Certificates. If (i) (A) the Seller advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the applicable Depository Agreement, and (B) the Trustee or the Seller is unable to locate a qualified successor, (ii) the Seller, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency with respect to any Series of Certificates or (iii) after the occurrence of a Servicer Default, Certificate Owners of a Series representing beneficial interests aggregating not less than 50% of the Investor Interest of such Series advise the Trustee and the applicable Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system through the applicable

Clearing Agency is no longer in the best interests of the Certificate Owners, the Clearing Agency shall notify all Certificate Owners of such Series, through the applicable Clearing Agency Participants, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners of such Series requesting the same. Upon surrender to the Trustee of the Investor Certificates of such Series by the applicable Clearing Agency, accompanied by written registration instructions from the applicable Clearing Agency for registration, the Trustee shall issue the Definitive Certificates of such Series. Neither the Seller nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates of such Series all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of the Definitive Certificates of such Series as Certificateholders of such Series hereunder.

         SECTION 6.14 Meetings of Certificateholders. To the extent provided by the Supplement for any Series issued in whole or in part in Bearer Certificates, the Servicer or the Trustee may at any time call a meeting of the Certificateholders of such Series, to be held at such time and at such place as the Servicer or the Trustee, as the case may be, shall determine, for the purpose of approving a modification of or amendment to, or obtaining a waiver of, any covenant or condition set forth in this Agreement with respect to such Series or in the Certificates of such Series, subject to Section 13.1 of the Agreement.


                               [End of Article VI]

                                   ARTICLE VII

                      OTHER MATTERS RELATING TO THE SELLER

         SECTION 7.1 Liability of the Seller. The Seller shall be liable in accordance herewith to the extent of the obligations specifically undertaken by the Seller.

         SECTION 7.2 Merger or Consolidation of, or Assumption of the Obligation of, the Seller.

         (a) The Seller shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                  (i) the corporation formed by such consolidation or into which the Seller is merged or the Person which acquires by conveyance or transfers the properties and assets of the Seller substantially as an entirety shall be, if the Seller is not the surviving entity, organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall be a state or national banking association that is not subject to the Bankruptcy Code of 1978, as amended from time to time, or to any successor statute, if the Seller is not the surviving entity, and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee and the Enhancement Provider, to the extent so provided in the applicable Supplement, in form satisfactory to the Trustee, the performance of every covenant and obligation of the Seller, as applicable hereunder and shall benefit from all the rights granted to the Seller, as applicable hereunder (to the extent that any right, covenant or obligation of the Seller, as applicable hereunder, is inapplicable to the successor entity (because such successor entity is not a Connecticut capital stock savings bank), such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity); and

                  (ii) the Seller has delivered to the Trustee and the Rating Agencies an Officer's Certificate signed by a Vice President (or any more senior officer) of the Seller stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 7.2 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is legal, valid and binding.

         (b) The obligations of the Seller hereunder shall not be assignable nor shall any Person succeed to the obligations of the

Seller hereunder except (i) for mergers, consolidations, assumptions or transfers in accordance with the provisions of the foregoing paragraph or (ii) other sales, transfers, or pledges including transfers of the Accounts, or other mergers, assumptions or consolidations other than those permitted by subsection 7.2(a) (A) which the Seller and the Servicer determine will not be adverse to the Interests of the Certificateholders of any Series, (B) which the Rating Agency has advised the Seller and the Trustee in writing will not result in the reduction or withdrawal of its then-existing rating of the Certificates of any Series then outstanding, (C) for which such purchaser, transferee, pledgee or entity shall expressly assume, in an agreement supplemental hereto, executed and delivered to the Trustee in writing in form satisfactory to the Trustee, the performance of every covenant and obligation of the Seller, as applicable hereunder, and shall benefit from all the rights granted to the Seller, as applicable hereunder, and (D) for which the Enhancement Provider, if provided in the related Supplement, has given its consent, which consent shall not be unreasonably withheld.

         SECTION 7.3 Limitation on Liability of the Seller. Subject to Section 7.1, neither the Seller nor any of its directors, officers, employees or agents shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision shall not protect the Seller or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller and any director, officer, employee or agent may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                              [End of Article VII]

                                  ARTICLE VIII

                             OTHER MATTERS RELATING
                                 TO THE SERVICER

         SECTION 8.1 Liability of the Servicer.  The Servicer shall be liable in
accordance  herewith  only  to  the  extent  of  the  obligations   specifically
undertaken by the Servicer in such capacity herein.

         SECTION  8.2  Merger  or   Consolidation   of,  or  Assumption  of  the
Obligations of, the Servicer.

         (a) The Servicer shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                  (i) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfers the properties and assets of the Servicer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall be a state or national banking association that is not subject to the Bankruptcy Code of 1978, as amended from time to time, or to any successor statute or other entity which is not subject to the bankruptcy laws of the United States of America and shall be an Eligible Servicer, and, if the Servicer is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee and the Enhancement Provider, to the extent so provided in the applicable Supplement, in form satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer hereunder (to the extent that any right, covenant or obligation of the Servicer, as applicable hereunder, is inapplicable (because such successor entity is not a Connecticut capital stock savings bank corporation) to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity); and

                  (ii) the Servicer has delivered to the Trustee and the Rating Agencies (A) an Officer's Certificate stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 8.2 and that all conditions precedent herein provided for relating to such transaction have been complied with and (B) an Opinion of Counsel that such supplemental agreement is legal, valid and binding.

         (b) the obligations or duties of the Servicer hereunder shall not be assignable nor shall any Person succeed to the obligations of the Servicer hereunder except for (i) mergers, consolidations, assumptions or transfers in accordance with the foregoing paragraph; (ii) transfers pursuant to Section 8.5 and delegations pursuant to Section 8.7; (iii) the appointment of a Successor Servicer pursuant to Section 10.2; and (iv) other sales, transfers, pledges or other mergers, assumptions or consolidations (A) which the Seller and the
Servicer determine will not be adverse to the interests of the Certificateholders of any Series, (B) which the Rating Agency has advised the Servicer and the Trustee in writing will not result in the reduction or withdrawal of its then-existing rating of the Certificates of any Series then outstanding, (C) for which such purchaser, transferee, pledgee or entity shall expressly assume, in an agreement supplemental hereto, executed and delivered to the Trustee in writing in form satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer, as applicable to it hereunder, and shall benefit from all rights granted to the Servicer, as applicable hereunder and (D) for which the Enhancement Provider, if so provided in the related Supplement has given its consent, which consent shall not be unreasonably withheld.

         SECTION 8.3 Limitation on Liability of the Servicer and Others. Except as provided in Section 8.4 with respect to the Trust and the Trustee, neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in its capacity as Servicer pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables in accordance with this Agreement which in its reasonable opinion may involve it in any expense or liability.

         SECTION 8.4 Servicer Indemnification of the Trust and the Trustee. The Servicer shall indemnify and hold harmless the Trust from and against any reasonable loss, liability, expense, damage or injury suffered or sustained by reason of any acts or omissions or alleged acts or omissions of the Servicer with respect to activities of the Trust pursuant to this Agreement and, with respect to the Trustee, from and against any reasonable loss, liability, expense, damage or injury suffered or sustained by the Trustee in connection with the transactions contemplated herein and/or the Trustee's administration of the Trust, including, but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Servicer shall not indemnify the Trustee for any acts, omissions or alleged acts or omissions which constitute or are caused by fraud, negligence, breach of fiduciary duty or willful misconduct by the Trustee; provided further, that the Servicer shall not indemnify the Trust, the Investor Certificateholders or the Certificate Owners for any liabilities, costs or expenses of the Trust with respect to any action taken by the Trustee at the request of the Investor Certificateholders; provided further, that the Servicer shall not indemnify the Trust, the Investor Certificateholders or the Certificate Owners as to any losses, claims or damages incurred by any of them in their capacities as investors, including without limitation losses incurred as a result of Defaulted Accounts or Receivables which are written off as uncollectible; and provided further, that the Servicer shall not indemnify the Trust, the Investor Certificateholders or the Certificate Owners for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation any Federal, state, local or foreign income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Trust, the Investor Certificateholders or the Certificate Owners in connection herewith to any taxing authority (except to the extent that such liabilities, taxes or expenses arose as a result of the breach by the Servicer of its obligations under Section 11.11). Any such indemnification shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The obligations of the Servicer under this Section 8.4 shall survive the termination of the Trust and the resignation or removal of the Trustee.

         SECTION 8.5 Resignation of the Servicer. The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law or (b) upon the assumption, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, of the obligations and duties of the Servicer hereunder by any of its Affiliates that is a wholly owned subsidiary of People's Bank or any other entity as to which (i) the Rating Agency has given written notice that such substitution will not result in a reduction or withdrawal of the then existing ratings of the Investor Certificates then outstanding and (ii) the Enhancement Provider, where applicable, has given its consent which consent shall not be unreasonably withheld and, in either case, that qualifies as an Eligible Servicer. Any determination permitting the resignation of the Servicer shall be evidenced as to clause (a) above by an Opinion of Counsel to such effect delivered to the Trustee. No resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 10.2 hereof. If within 120 days of the date of the determination that the Servicer may no longer act as Servicer hereunder under clause (a) above the Trustee is unable to appoint a Successor Servicer, the Trustee shall serve as Successor Servicer hereunder. Notwithstanding the foregoing, the Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Trustee shall give prompt notice to the Rating Agency and the Enhancement Provider, if so provided in the related Supplement upon the appointment of a Successor Servicer.

         SECTION 8.6 Access to Certain Documentation and Information Regarding the Receivables. The Servicer shall provide to the Trustee access to the documentation regarding the Accounts and the Receivables in such cases where the Trustee is required in connection with the enforcement of the rights of the Investor Certificateholders, or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (i) upon reasonable request, (ii) during normal business hours, (iii) subject to the Servicer's normal security and confidentiality procedures and (iv) at offices designated by the Servicer. Nothing in this Section 8.6 shall derogate from the obligation of the Seller, the Trustee or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section 8.6 as a result of such obligations shall not constitute a breach of this Section 8.6.

         SECTION 8.7 Delegation of Duties. It is understood and agreed by the parties hereto that the Servicer may delegate certain of its duties hereunder to any Affiliate of People's Bank. In the ordinary course of business, the Servicer may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with the Account Guidelines. Any such delegations shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 8.5 hereof. If any such delegation is to a party other than an

Affiliate of People's Bank, notification thereof shall be given to the Rating Agency.

         SECTION 8.8 Examination of Records. The Servicer shall clearly and unambiguously identify each Account (including any Additional Account or Automatic Additional Account designated pursuant to Section 2.6) in its computer or other records to reflect that the Receivables arising in such Account have been conveyed to the Trust pursuant to this Agreement. The Servicer shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer and other records to determine that such receivable is not a Receivable.

                              [End of Article VIII]

                                   ARTICLE IX

                                 PAY OUT EVENTS

         SECTION 9.1 Pay Out Events. If any one of the following events shall occur:

                  (a) the Seller shall consent to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller; or the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or the Seller shall become unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement; or

                  (b) the Trust shall become subject to regulation by the Securities and Exchange Commission as an "investment company" within the meaning of the Investment Company Act;

then a Pay Out Event with respect to all Series of Certificates (each, a "Trust Pay Out Event") shall occur without any notice or other action on the part of the Trustee or the Investor Certificateholders immediately upon the occurrence of such event and notice of such Trust Pay Out Event shall be sent by the Servicer to the Rating Agencies.

         SECTION 9.2 Additional Rights Upon the Occurrence of Certain Events.

         (a) If the Seller shall consent to the appointment of a conservator, receiver or liquidator for the winding-up or liquidation of its affairs, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator for the winding-up or liquidation of its affairs shall have been entered against the Seller (an "Insolvency Event"), the Seller shall on the day of such Insolvency Event (the "Appointment Day") immediately cease to transfer Principal Receivables to the Trust and shall promptly give notice to the Trustee of such appointment or voluntary liquidation.

Notwithstanding any cessation of the transfer to the Trust of additional Principal Receivables, Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been transferred to the Trust shall continue to be a part of the Trust, and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV. Within 15 days of the Appointment Day, the Trustee shall (i) publish a notice in an Authorized Newspaper that an Insolvency Event has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables in a commercially reasonable manner and (ii) send written notice to the Investor Certificateholders describing the provisions of this Section 9.2 and requesting instructions from such Holders. Unless within 90 days from the day notice pursuant to clause (i) above is first published (the "Publication Date"), the Trustee shall have received written instructions of Holders of Investor Certificates representing Undivided Interests aggregating in excess of 50% of the related Invested Amount of each Series (or in the case of a Series having more than one Class, each Class of such Series) to the effect that the Trustee shall not instruct the Servicer to sell, dispose of, or otherwise liquidate the Receivables, the Trustee shall instruct the Servicer to proceed to sell, dispose of, or otherwise liquidate the portion of Receivables allocable to any Series that did not vote to disapprove of the liquidation of the Receivables in accordance with this Agreement in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids and the Servicer shall proceed to consummate the sale, liquidation or disposition of the Receivables allocable to any outstanding Series, unless the holders of more than 50% of the principal amount of each Class of such Series instruct the Trustee not to sell the portion of the Receivables allocable to such Series, in which case the Trust shall continue with respect to such Series pursuant to the terms of the Agreement and the Supplement. The portion of the Receivables allocable to any Series shall be equal to the sum of (1) the product of (A) the Seller Percentage, (B) the aggregate outstanding Principal Receivables and (C) a fraction the numerator of which is the related Investor Percentage of Collections of Finance Charge Receivables and the denominator of which is the sum of all Investor Percentages with respect to Collections of Finance Charge Receivables for all Series outstanding and (2) the Investor Interest of such Series. The Seller or any of its Affiliates shall be permitted to bid for the Receivables. In addition, the Seller or any of its Affiliates shall have the right to match any bid by a third person and be granted the right to purchase the Receivables at such matched bid price. The Trustee may obtain a prior determination from any such bankruptcy trustee, receiver or liquidator that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of Sections 9.1 and 9.2 shall not be deemed to be mutually exclusive.

         (b) The proceeds from the sale, disposition or liquidation of the Receivables pursuant to subsection (a) above shall be treated as Collections on the Receivables and shall be allocated and deposited in accordance with the provisions of Article IV; provided, however that the proceeds for any such sale, disposition or liquidation of Receivables with respect to a Series but not all of the outstanding Series shall be applied solely to make payments to such Series; provided, further that the Trustee shall determine conclusively the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. On the day following the last Distribution Date in the Monthly Period during which such proceeds are distributed to the Investor Certificateholders of each Series, the Trust shall terminate.

                               [End of Article IX]

                                    ARTICLE X

                                SERVICER DEFAULTS

         SECTION 10.1 Servicer Defaults. If any one of the following events (a "Servicer Default") shall occur and be continuing:

                  (a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Trustee pursuant to
         Article IV or to instruct the Trustee to make any required drawing, withdrawal, or payment under any Enhancement on or before the date occurring five Business Days after the date such payment, transfer, deposit withdrawal or drawing or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement;

                  (b) failure on the part of the Servicer duly to observe or perform in any respect any other covenants or agreements of the Servicer set forth in this Agreement, which has a material adverse effect on the Certificateholders of any Series (which determination shall be made without regard to whether funds are available to the Certificateholders of any Series under any applicable Enhancement) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by (i) the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of any Series adversely affected thereby or (ii) to the extent provided in any Supplement by the related Enhancement Provider, and continues to materially adversely affect such Investor Certificateholders for such period; or the Servicer shall delegate its duties under this Agreement, except as permitted by
         Section 8.7;

                  (c) any representation,  warranty or certification made by the
         Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the Certificateholders of any Series (which determination shall be made without regard to whether funds are available to the Certificateholders of any Series under any applicable Enhancement) and which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by (i) the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50%
         of the Investor  Interest of any Series  adversely  affected thereby or
         (ii) to the extent provided in any Supplement by the related Enhancement Provider, and continues to materially adversely affect such Investor Certificateholders for such period; or

                  (d) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; then, so long as such Servicer Default shall not have been remedied, either the Trustee, or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Investor Interest, by notice then given in writing to the Servicer (and to the Trustee if given by the Investor Certificateholders) (a "Termination Notice"), may terminate all of the rights and obligations of the Servicer as Servicer under this Agreement. After receipt by the Servicer of such Termination Notice, and on the date that a Successor Servicer shall have been appointed by the Trustee pursuant to Section 10.2, all authority and power of the
         Servicer under this Agreement shall pass to and be vested in a Successor Servicer; and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights and obligations. The Servicer agrees to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this

         Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account, the Excess Funding Account, and any Series Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer and in enforcing all rights to Recoveries and Interchange allocable to the Trust. The Servicer shall promptly transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section 10.1 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interests. Subject to the immediately preceding sentence, the Servicer agrees to grant to the Successor Servicer an exclusive, non- transferrable, non-assignable license to utilize the software which is owned by the Servicer and which is used by the Servicer in connection with the servicing of the Accounts and the Receivables; provided, however, that such software shall be used by the Successor Servicer solely for the purposes of servicing the Accounts and the Receivables. The Servicer shall, on the date of any servicing transfer, transfer all of its rights and obligations under the Enhancement with respect to any Series to the Successor Servicer.

         SECTION 10.2 Trustee to Act; Appointment of Successor.

         (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 10.1, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice, or otherwise specified by the Trustee, until a date mutually agreed upon by the Servicer and Trustee. The Trustee shall notify the Rating Agency of such removal of the Servicer. The Trustee shall, as promptly as possible after the giving of a Termination Notice appoint an Eligible Servicer as successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee. The Trustee may obtain bids from any potential successor servicer. If the Trustee is unable to obtain any bids from any potential successor servicer and the Servicer delivers an Officer's Certificate to the effect that they cannot in good faith cure the Servicer Default which gave rise to a transfer of servicing, and if the Trustee is legally unable to act as Successor Servicer then the Trustee shall offer the Servicer, for so long as People's Bank is the Servicer, the right to accept reassignment of all of the Receivables and the Seller may accept reassignment of all the Receivables on a date designated by the Seller (the "Reassignment
Date"); provided, however, that if the short-term deposits or long-term unsecured debt obligations of the Seller are not rated at the time of such purchase at least P-3 or Baa-3, respectively, by Moody's, no such purchase by the Seller shall occur unless the Seller shall deliver an Opinion of Counsel reasonably acceptable to the Trustee that such purchase would not constitute a fraudulent conveyance of the Seller. The reassignment deposit amount with respect to each Series for such reassignment shall be equal to the sum of (A) the higher of (x) the sum of (i) the Investor Interest of such Series as of the end of the Monthly Period preceding the Reassignment Date less the amount, if any, previously accumulated for the payment of principal with respect to such Series as provided in the related Supplement on the related Transfer Date following the date of such reassignment, plus (ii) an amount equal to all interest accrued but unpaid on the Investor Certificates less the amount, if any, accumulated to pay interest with respect to such Series as provided in the related Supplement on the Transfer Date following the date of such reassignment, accrued at the applicable Certificate Rate through the date of reassignment and
(y) the  average  bid price  quoted by two  recognized  dealers  for a  security similar  to the  Investor  Certificates  of each  such  Series  and rated in the highest rating category by the Rating Agency and having a remaining maturity approximately equal to the remaining maturity of such Series and (B) if, as provided in the related Supplement, certain unpaid amounts to the Enhancement Provider with respect to such Series. The reassignment deposit amount with respect to each Series shall be deposited in the Collection Subaccount or any Series Account, as provided in the related Supplement, for distribution to the Investor Certificateholders of such Series pursuant to Section 12.3 of the Agreement. Any payment with respect to the Enhancement Provider of any Series shall be made in the manner provided in the Supplement with respect to such Series. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Trustee without further action shall automatically be appointed the Successor Servicer. The Trustee may delegate any of its servicing obligations to an agent in accordance with the provisions of subsection 3.1(b). Notwithstanding the above, the Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established financial institution having a net worth of not less than $50,000,000 and whose regular business includes the servicer of

VISA or MasterCard credit card receivables as the Successor Servicer hereunder.

         (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer; provided, however, that the references to Servicer contained in Sections 8.4 and 11.5 shall be deemed to refer to the Servicer with respect to responsibilities, duties and liabilities arising during or with respect to such time that the Servicer was Servicer under this Agreement and shall be deemed to refer to the Successor Servicer with respect to responsibilities, duties and liabilities arising during or with respect to such time that the Successor Servicer acts as Servicer under this Agreement. Any Successor Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of each Enhancement.

         (c) In connection with such appointment and assumption, the Trustee shall be entitled to such compensation, or may make such arrangements for the compensation of the Successor Servicer out of Collections, as it and such Successor Servicer shall agree; provided, however, that no such compensation shall be in excess of the Monthly Servicing Fee permitted to the Servicer pursuant to Section 3.2. The Seller agrees that if the Servicer is terminated hereunder, it will agree, at the request of the Trustee or any Successor Servicer, to deposit a portion of the Collections in respect of Finance Charge Receivables that it is entitled to receive pursuant to Article IV to pay its share of the compensation of the Successor Servicer.

         (d) All authority and power granted to the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.1 and shall pass to and be vested in the Seller and, without limitation, the Seller is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with the Seller in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Receivables. The Successor Servicer shall transfer its electronic records relating to the Receivables to the Seller in such electronic form as the Seller may reasonably request and shall transfer all other records, correspondence and documents to the Seller in the manner and at such times as the Seller shall reasonably request. To the extent that compliance with this Section 10.2 shall require the Successor Servicer to disclose to the Seller information of any kind which the Successor Servicer deems to be confidential, the Seller shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests.

         SECTION 10.3 Notification to Certificateholders. Within three Business Days after the Servicer becomes aware of any Servicer Default, the Servicer shall give prompt written notice thereof to the Trustee and the Trustee shall give notice to the Investor Certificateholders (other than Bearer Certificateholders) at their respective addresses appearing in the Certificate Register. Upon any termination or appointment of a Successor Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to Investor Certificateholders (other than Bearer Certificateholders) at their respective addresses appearing in the Certificate Register.

         SECTION 10.4 Waiver of Past Defaults. The Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of each Series adversely affected by any default by the Servicer may, on behalf of all Holders of Certificates of such Series, waive any default by the Servicer or Seller in the performance of its obligations hereunder and its consequences, except a default in the failure to make any required deposits or payments of interest or principal relating to such Series pursuant to Article IV which default does not result from the failure of the Paying Agent to perform its obligations to make any required deposits or payments of interest and principal in accordance with Article IV. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied to every purpose of this Agreement and the Rating Agencies shall be sent notice of any such waiver. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                               [End of Article X]

                                   ARTICLE XI

                                   THE TRUSTEE

         SECTION 11.1 Duties of Trustee.

         (a) The Trustee, prior to the occurrence of any Servicer Default of which a Responsible Officer of the Trustee has actual knowledge and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Servicer Default of which a Responsible Officer of the Trustee has actual knowledge has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they substantially conform to the requirements of this Agreement. The Trustee shall give prompt written notice to any Enhancement Provider affected thereby and the Certificateholders (or, in the case of the Holders of Bearer Certificates, notice by publication in the manner described in the related Supplement) of any material lack of conformity of any such instrument to the applicable requirements of this Agreement discovered by the Trustee which would entitle such Enhancement Provider or a specified percentage of the Certificateholders, as the case may be, to take any action pursuant to this Agreement.

         (c) Subject to subsection 11.1(a), no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i) the Trustee shall not be personally liable for an error of judgment made in good faith, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (ii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Interest of any Series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  (iii) the Trustee shall not be charged with knowledge of any failure by the Servicer referred to in clauses (a) and (b) of Section
         10.1 unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer, any Enhancement Provider or any Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 10% of the Investor Interest of any Series adversely affected thereby; and

                  (iv) in the event that the Trustee is acting as Successor Servicer, its liability as Servicer shall be limited as specified in
         Section 8.3.

         (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

         (e) Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in any Receivable now existing or hereafter created or to impair the value of any Receivable now existing or hereafter created.

         (f) Except as provided in this subsection 11.1(f), the Trustee shall have no power to vary the corpus of the Trust including, without limitation, the power to (i) accept any substitute obligation for a Receivable initially assigned to the Trust under Section 2.1 or 2.6 hereof, (ii) add any other investment, obligation or security to the Trust, except for an addition permitted under Section 2.6 or (iii) withdraw from the Trust any Receivables, except for withdrawal permitted under Section 2.7, 9.2, 10.2, 12.1 or 12.2 or subsection 2.4(d) or 2.4(e) or Article IV.

         (g) In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated promptly upon a Responsible Officer's obtaining actual knowledge thereof to perform such obligation, duty or agreement in the manner so required.

         (h) If the Seller has agreed to transfer any of its credit card receivables (other than the Receivables) to another Person, upon the written request of the Seller, the Trustee will enter into such intercreditor agreements (which shall be in form and substance satisfactory to the Trustee) with the transferee of such receivables as are customary and necessary to separately identify the rights, if any, of the Trustee, the Trust and such other Person in the Seller's credit card receivables; provided that the Trustee, on behalf of the Trust, shall not enter into any intercreditor agreement which could adversely affect the interests of the Certificateholders, any Enhancement Provider or the Trustee and, upon the request of the Trustee, the Seller will deliver an Opinion of Counsel on any matters relating to such intercreditor agreement reasonably requested by the Trustee.

         SECTION 11.2 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 11.1:

                  (a) the Trustee may conclusively rely on and shall be protected in acting on, or in refraining from acting in accord with, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

                  (b) the Trustee may consult with counsel, and any Opinion of Counsel or written advice of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel or written advice of counsel;

                  (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any Enhancement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of any Servicer Default of which a Responsible Officer has actual knowledge (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement or any Enhancement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

                  (d) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (e) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by (i) any Enhancement Provider who, or (ii) Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Interest of any Series which, could be adversely affected if the Trustee does not perform such acts; provided, however, that the Enhancement Provider shall reimburse the Trustee for any reasonable out-of-pocket expenses resulting from any such investigation requested by it;

                  (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, custodians or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, nominee, custodian or attorney appointed with due care by it hereunder; and

                  (g) except as may be required by subsection 11.1(a) hereof, the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Accounts for the purpose of establishing the presence or absence of defects, the compliance by the Seller or the Servicer with its respective representations and warranties or for any other purpose.

         SECTION 11.3 Trustee Not Liable for Recitals in Certificates. The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.15, the Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificates of authentication on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller in respect of the Receivables or deposited in or withdrawn from the Collection Account, the Excess Funding Account, or any Series Account by the Servicer.

         SECTION  11.4  Trustee  May  Own  Certificates.   The  Trustee  in  its
individual or any other capacity may become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Trustee.

         SECTION 11.5 The Servicer to Pay Trustee's Fees and Expenses. The Servicer covenants and agrees to pay the Trustee from time to time, and the Trustee shall be entitled to receive reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the Trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Servicer will pay or reimburse the Trustee (without reimbursement from the Collection Account, the Excess Funding Account, any Series Account or otherwise) upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable fees and expenses of its agents, any co-Trustees and counsel) except any such expense, disbursement or advance as may arise from its own negligence or bad faith and except as provided in the following sentence. If the Trustee is appointed Successor Servicer pursuant to Section 10.2, the provisions of this
Section 11.5 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer.

         The obligations of the Servicer under this Section 11.5 shall survive the termination of the Trust and the resignation or removal of the Trustee.

         SECTION 11.6 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and rated at least Baa-3. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.7.

         SECTION 11.7 Resignation or Removal of Trustee.

         (a) The Trustee may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Servicer with a copy to the Enhancement Provider. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee, subject to the consent of the Enhancement Provider of any Series (if the Supplement relating to such Series so requires) which shall not be unreasonably withheld. In addition, the Servicer shall notify the Rating Agency of the removal or discharge of the Trustee. If no successor trustee shall have been so appointed and have accepted within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.6 hereof and shall fail to resign after written request therefor by the Seller, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Seller may remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

         (c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 11.7 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.8 hereof and any liability of the Trustee arising hereunder shall survive such appointment of a successor trustee. Notice of any action under this Section 11.7 shall be sent to the Rating Agencies.

         SECTION 11.8 Successor Trustee.

         (a) Any successor trustee appointed as provided in Section 11.7 hereof shall execute, acknowledge and deliver to the Seller and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents and statements held by it hereunder, and the Seller and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         (b) No successor  trustee shall accept  appointment as provided in this
Section 11.8 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.6 hereof.

         (c) Upon acceptance of appointment by a successor trustee as provided in this Section 11.8, such successor trustee shall mail notice of such succession hereunder to all Certificateholders at their addresses as shown in the Certificate Register. Notice to Bearer Certificateholders shall be given in the manner provided in the related Supplement.

         SECTION 11.9 Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 11.6 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 11.10 Appointment of Co-Trustee or Separate Trustee.

         (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, or all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.6 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.8 hereof.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

         (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 11.11 Tax Returns. In the event the Trust shall be required to file tax returns, the Servicer, as soon as practicable after it is made aware of such requirement, shall prepare or cause to be prepared any tax returns required to be filed by the Trust and, to the extent possible, shall remit such returns to the Trustee for a signature at least five days before such returns are due to be filed. The Servicer shall prepare or shall cause to be prepared all tax information required by law to be distributed to Certificateholders and shall deliver such information to the Trustee at least five days prior to the date it is required by law to be distributed to Certificateholders. The Trustee, upon request, will furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust and shall, upon request, execute such returns. In no event shall the Trustee or the Servicer be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation federal, state, local or foreign income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

         SECTION 11.12 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or any Series of Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of any Series of Certificateholders in respect of which such judgment has been obtained.

         SECTION 11.13 Suits for Enforcement. If a Servicer Default shall occur and be continuing, the Trustee, in its discretion may, subject to the provisions of Section 10.1, proceed to protect and enforce its rights and the rights of any Series of Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or any Series of Certificateholders.

         SECTION 11.14 Rights of Certificateholders to Direct Trustee. Holders of Investor Certificates evidencing Undivided Interests evidencing more than 50% of the Aggregate Investor Interest (or, with respect to any remedy, trust or power that does not relate to all Series, 50% of the aggregate unpaid principal amount of the Investor Certificates of all Series to which such remedy, trust or power relates) shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to
Section 11.1, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided further that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of such Holders of Investor Certificates.

         SECTION 11.15 Representations and Warranties of Trustee. The Trustee represents and warrants that:

         (a) the Trustee is a banking corporation organized, existing and in good standing under the laws of the State of New York;

         (b) the Trustee has full power and authority to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

         (c) this Agreement has been duly executed and delivered by the Trustee.

         SECTION 11.16 Maintenance of Office or Agency. The Trustee will maintain at its expense in the Borough of Manhattan, the City of New York, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially appoints its Corporate Trust Office as its office for such purposes in New York. The Trustee will give prompt written notice to the Servicer, each Enhancement Provider and to Certificateholders (or in the case of Bearer Certificates, in the manner provided in the related Supplement) of any change in the location of the Certificate Register or any such office or agency.

                               [End of Article XI]

                                   ARTICLE XII

                                   TERMINATION

         SECTION 12.1 Termination of Trust.

         (a) The respective obligations and responsibilities of the Seller, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate, except with respect to the duties described in Section 11.5 and subsection 12.3(b), on the Trust Termination Date; provided, however, that the Trust shall not terminate on the date specified in clause (i) of the definition of "Trust Termination Date" if each of the Servicer and the Holder of the Exchangeable Seller Certificate notify the Trustee in writing, not later than five Business Days preceding such date, that they desire that the Trust not terminate on such date, which notice (such notice, a "Trust Extension") shall specify the date on which the Trust shall terminate (such date, the "Extended Trust Termination Date"); provided, however, that the Extended Trust Termination Date shall be not later than the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the father of the late President of the United States, living on the date of the Agreement. The Servicer and the Holder of the Seller Certificate may, on any date following the Trust Extension, so long as no Series of Certificates is outstanding, deliver a notice in writing to the Trustee changing the Extended Trust Termination Date.

         (b) In the event that (i) the Trust has not terminated by the last Distribution Date occurring in the second month preceding the Trust Termination Date, and (ii) the Investor Interest of any Series (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal on any Series of Certificates to be made on the related Distribution Date during such month pursuant to Article IV) would be greater than zero, the Servicer shall sell within 30 days after such Transfer Date all the Receivables. The Seller shall have the right of first refusal to purchase the Receivables on terms equivalent to the best purchase offer as determined by the Trustee. The proceeds of any such sale shall be treated as Collections on the Receivables and shall be allocated and deposited in accordance with Article IV; provided, however, that the Trustee shall determine conclusively the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. During such period, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such payments in accordance with the provisions of
Article IV.

         SECTION 12.2 Optional Purchase and Final Termination of Investor Certificates of any Series.

         (a) If so provided in any Supplement, the Seller may, but shall not be obligated to, cause a final distribution to be made in respect of the related
Series of Certificates on a Distribution Date specified in such Supplement by depositing into the Collection Account or the applicable Series Account, not later than the Transfer Date preceding such Distribution Date, for application in accordance with Article IV, the amount specified in such Supplement; provided, however, that if the short-term deposits or long-term unsecured debt obligations of the Seller are not rated at the time of such purchase of Receivables at least P-3 or Baa-3, respectively, by Moody's, no such event shall occur unless the Seller shall deliver an Opinion of Counsel reasonably acceptable to the Trustee that such deposit into the Collection Account or any Series Account as provided in the related Supplement would not constitute a fraudulent conveyance of the Seller.

         (b) The amount deposited pursuant to subsection 12.2(a) shall be paid to the Investor Certificateholders of the related Series (and the Enhancement Provider if so provided in the related Supplement) pursuant to Article IV on the related Distribution Date following the date of such deposit. All Certificates of a Series which are purchased by the Seller pursuant to subsection 12.2(a) shall be delivered by the Seller upon such purchase to, and be cancelled by, the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Seller. The Investor Interest of each Series which is purchased by the Seller pursuant to subsection 12.2(a) shall, for the purposes of the definition of "Seller Interest", be deemed to be equal to zero on the Distribution Date following the making of the deposit, and the Seller Interest shall thereupon be deemed to have been increased by the Investor Interest of such Series.

         SECTION 12.3 Final Payment with Respect to any Series.

         (a) Written notice of any termination, specifying the Distribution Date upon which the Investor Certificateholders of any Series may surrender their Certificates for payment of the final distribution with respect to such Series and cancellation, shall be given (subject to at least 2 Business Days' prior notice from the Servicer to the Trustee) by the Trustee to Investor Certificateholders of such Series (and the Enhancement Provider if so provided in the related Supplement) mailed not later than the fifth day of the month of such final distribution (or in the manner provided by the Supplement relating to such Series) specifying (a) the Distribution Date (which shall be the Distribution Date in the month (x) in which the deposit is made pursuant to
Section 3.4(e), 9.2, 10.2, or, if applicable, subsection 12.2(a) of the Agreement or such other section as may be specified in the related Supplement, or (y) in which the related Series Termination Date occurs) upon which final payment of such Investor Certificates will be made upon presentation and surrender of such Investor Certificates at the office or offices therein designated (which, in the case of Bearer Certificates, shall be outside the United States), (b) the amount of any such final payment and (c) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified. The Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officer's Certificate setting forth the information specified in Article V of the Agreement covering the period during the then current calendar year through the date of such notice and setting forth the date of such final distribution. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to such Investor Certificateholders.

         (b) Notwithstanding the termination of the Trust pursuant to subsection 12.1(a) or the occurrence of the Series Termination Date with respect to any Series, all funds then on deposit in the Collection Account or any Series Account shall continue to be held in trust for the benefit of the Certificateholders of the related Series and the Paying Agent or the Trustee shall pay such funds to the Certificateholders of the related Series upon surrender of their Certificates (which surrenders and payments, in the case of Bearer Certificates, shall be made only outside the United States). In the event that all of the Investor Certificateholders of any Series shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned notice, the Trustee shall give a second written notice (in the case of Bearer Certificates, publication notice) to the remaining Investor Certificateholders of such Series upon receipt of the appropriate records from the Transfer Agent and Registrar to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one and one-half years after the second notice with respect to a Series, all the Investor Certificates of such Series shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders of such Series concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Collection Account or any Series Account held for the benefit of such Investor Certificateholders. The Trustee and the Paying Agent shall pay to the Seller upon request any monies held by them for the payment of the principal or interest which remains unclaimed for two years. After payment to the Seller, Investor Certificateholders entitled to the money must look solely to the Seller for payment as general creditors unless an applicable abandoned property law designates another Person.

         (c) All Certificates surrendered for payment of the final distribution with respect to such Certificates and cancellation shall be canceled by the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Seller.

         SECTION 12.4 Seller's Termination Rights. Upon the termination of the Trust pursuant to Section 12.1 of the Agreement and the surrender of the Exchangeable Seller Certificate, the Trustee shall return to the Holder of the Exchangeable Seller Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, all monies due or to become due with respect thereto and all proceeds thereof and Recoveries and the Interchange allocable to the Trust pursuant to subsections 2.5(k) and (l) except for amounts held by the Trustee pursuant to subsection 12.3(b) of the Agreement. The Trustee shall execute and deliver such instruments of transfer and assignment, on behalf of the Trust, in each case without recourse, as shall be reasonably requested by the Holder of the Exchangeable Seller Certificate to vest in the Holder of the Exchangeable Seller Certificate all right, title and interest which the Trust had in the Receivables.



                              [End of Article XII]

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

         SECTION 13.1  Amendment.

                  (a) (i) This Agreement may be amended from time to time by the Servicer, the Seller and the Trustee, without the consent of any holder of any outstanding Certificate, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any Investor Certificateholders. The Trustee may request an Officer's Certificate and/or an Opinion of Counsel on these matters, prior to executing an amendment. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

                  (ii) This Agreement may be amended from time to time by the Seller, the Servicer and the Trustee, with the consent of the Trustee (and the Enhancement Provider, if so provided in the related Supplement) and without the consent of the Certificateholders, to (A) provide for the transfer by the Seller of its interest in and to all or part of the Accounts in accordance with the provisions of Section 7.2 hereof, (B) provide for the purchase of Principal Receivables by the Trust at a price which is less than 100% of the outstanding balance thereof, and to provide thereafter for the treatment of Collections of Principal Receivables, in an amount up to the aggregate amount by which the purchase price of Principal Receivables sold thereafter is less than 100%, as Collections of Finance Charge Receivables; provided, however, that any such action shall not adversely affect in any material respect the interests of the Certificateholders; further provided that the Servicer and the Trustee shall have received notice from the Rating Agency that such amendment pursuant to this Section 13.1(a)(ii) will not result in the reduction or withdrawal of its then-existing rating of the Certificates of any Series.

         (b) This Agreement and any Supplement may also be amended from time to time by the Servicer, the Seller and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Investor Interest of each outstanding Series adversely affected by such amendment (and, to the extent provided in any

Supplement, with the consent of the related Enhancement Provider, which consent shall not be unreasonably withheld) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of holders of any Series then issued and outstanding (provided, however, that the right of any Enhancement Provider to consent pursuant to any Supplement to any such amendment shall be limited to matters involving (i) the provisions of this Agreement which affect such Enhancement Provider, (ii) the provisions of the related Supplement, and (iii) the rights of holders of the related Series); provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate without the consent of each Investor Certificateholder of such Series, (ii) change the definition of or the manner of calculating the Undivided Interest of any Investor Certificateholder of such Series without the consent of each Investor Certificateholder of such Series, (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder of all Series adversely affected (and, to the extent provided in any Supplement, with the consent of the related Enhancement Provider, which consent shall not be unreasonably withheld) or (iv) result in any withdrawal or downgrade of the rating of the Certificates.

         (c) Notwithstanding anything in this Section 13.1 to the contrary the Series Supplement with respect to any Series may be amended on the items and in accordance with the procedures provided in such Series Supplement.

         (d) Promptly after the execution of any amendment the Trustee shall furnish such amendment to any related Enhancement Provider and to the Rating Agency; provided, however, that the Trustee shall furnish a copy of each such amendment pursuant to subsection 13.1(a)(ii) to the Rating Agency prior to the execution of such amendment.

         (e) It shall not be necessary for the consent of Investor Certificateholders under this Section 13.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         SECTION 13.2 Protection of Right, Title and Interest to Trust.

         (a) The Servicer shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Certificateholders and, the Trustee's right, title and interest to the Trust to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Certificateholders or the Trustee, as the case may be, hereunder to all property comprising the Trust. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Seller shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection 13.2(a).

         (b) Within 30 days after the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above materially misleading within the meaning of Section 9-402(7) of the UCC as in effect in the State of New York, the Seller shall give the Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof.

         (c) Each of the Seller and the Servicer will give the Trustee prompt written notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables (including the establishment of any office from which it services the Receivables or keeps records concerning the Receivables) or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof. Each of the Seller and the Servicer will at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

         (d) The Servicer will deliver to the Trustee: (i) upon the execution and delivery of each amendment of Article I, II, III or IV hereto (or, with respect to Article IV, as incorporated in the related Supplement; provided, however, that the adoption of a Supplement pursuant to Section 6.9 of the Agreement which supplements or modifies Article IV for a particular new Series shall not be considered an amendment), other than amendments pursuant to subsection 13.1(a), and upon each date that any Additional Accounts or Automatic Additional Accounts are to be included in the Accounts pursuant to Section 2.6 hereof, an

Opinion of Counsel substantially in the form of Exhibit F; and (ii) on or before March 31 of each year, beginning with March 31, 1994 an Opinion of Counsel, substantially in the form of Exhibit G.

         SECTION 13.3 Limitation on Rights of Certificateholders.

         (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         (b) No Certificateholder shall have any right to vote (except with respect to the Investor Certificateholders as provided in Section 13.1 hereof) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Certificateholder previously shall have given to the Trustee, and unless the Holders of Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Interest of any Series which may be adversely affected but for the institution of such suit, action or proceeding, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have the right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Certificateholders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 13.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 13.4 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 13.5 Notices. All demands, notices, instructions and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or sent by first class mail, facsimile or courier to (a) in the case of the Seller and the Servicer, to People's Bank, 850 Main Street, Bridgeport, Connecticut 06604, Attention: William T. Kosturko, Esq., (b) in the case of the Trustee, Four Albany Street, 10th Floor, New York, New York 10006, Attention: Corporate Trust and Agency Group, Structured Finance Team and (c) in the case of the Enhancement Provider for a particular Series, the address, if any, specified in the Supplement relating to such Series; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Unless otherwise provided with respect to any Series in the related Supplement any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register or, with respect to any notice required or permitted to be made to the Holders of Bearer Certificates, by publication in the manner provided in the related Supplement. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. Any notice required to be delivered hereunder to Certificateholders, any report delivered by Servicer or independent certified public accountants under Article III, any amendment or supplement delivered pursuant to Section 13.1, and any opinion delivered hereunder shall be given by first class mail, postage prepaid, to Moody's at Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department, 4th Floor and to Standard & Poor's at Standard and Poor's Corporation, 26 Broadway, New York, New York 10004, Attention: Asset-Backed
Surveillance Group or with respect to any other Rating Agency, the address supplied by such Rating Agency in writing to the Servicer. The Seller and the Servicer, as the case may be, shall provide 60 days' prior written notice to the Investor Certificateholders of any sale of Accounts pursuant to Section 7.2(b) or any transfer of Servicing pursuant to Section 8.2(b) or 8.5.

         SECTION 13.6 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders thereof.

         SECTION 13.7 Certificates Non-Assessable and Fully Paid. It is the intention of the parties to this Agreement that the Certificateholders shall not be personally liable for obligations of the Trust, that the Undivided Interests represented by the Certificates shall be non-assessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon authentication thereof by the Trustee pursuant to Sections 2.1 and 6.2 are and shall be deemed fully paid.

         SECTION 13.8 Further Assurances. The Seller and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

         SECTION 13.9 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee, any Enhancement Provider or the Investor Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         SECTION 13.10 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         SECTION 13.11 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Certificateholders and, to the extent provided in the related Supplement, the Enhancement Provider named therein, and their respective successors and permitted assigns. Except as otherwise provided in this Article XIII, no other Person will have any right or obligation hereunder.

         SECTION 13.12 Actions by Certificateholders.

         (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholder, unless such provision requires a specific percentage of Investor Certificateholders.

         (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind such Certificateholder and every subsequent holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

         SECTION 13.13 Rule 144A Information. For so long as any of the Investor Certificates of any Series or any Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act of 1933 each of the Seller, the Servicer, the Trustee and the Enhancement Provider for such Series agrees to cooperate with the others to provide to any Investor Certificateholders of such Series or Class and to any prospective purchaser of Certificates designated by such an Investor Certificateholder upon the request of such Investor Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144 A(d)(4) under the Act.

         SECTION 13.14 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         SECTION 13.15 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                              [End of Article XIII]

         IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


PEOPLE'S BANK,
  Seller and Servicer



By: /s/ Michael J. Ciborowski
-----------------------------
      Name:  Michael J. Ciborowski
      Title: Vice President




BANKERS TRUST COMPANY,
  not in its individual capacity
  but solely as Trustee



By: /s/ Louis Bodi
----------------------------
      Name:   Louis Bodi
      Title:  Vice President

                                                                       EXHIBIT A

                     FORM OF EXCHANGEABLE SELLER CERTIFICATE

No. 7                                                                   One Unit

                     PEOPLE'S BANK CREDIT CARD MASTER TRUST
                         EXCHANGEABLE SELLER CERTIFICATE

THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS SET FORTH IN THE AGREEMENT REFERRED TO HEREIN. A COPY OF THE AGREEMENT WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE BY THE TRUSTEE UPON WRITTEN REQUEST.

                 This Certificate represents Seller Interest in
                     People's Bank Credit Card Master Trust

Evidencing an interest in a trust, the Corpus of which consists of a portfolio of VISA* and MasterCard1 credit card receivables generated or to be generated by People's Bank.

                     (Not an interest in or an obligation of
                         People's Bank or any Affiliate
                                    thereof.)

         This certifies that PEOPLE'S STRUCTURED FINANCE CORP. (the "Holder") is the registered owner of an undivided interest in People's Bank Credit Card Master Trust (the "Trust") not represented by any Series of Investor Certificates issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of March 18, 1997 and the Series 1997-1 Supplement dated as of March 18, 1997 or any other Supplement (the "Agreement", such term to include any Supplement thereto), by and among the Holder, as seller and servicer, and Bankers Trust Company, as Trustee (the "Trustee"). The corpus of the Trust (a) as of December 31, 1996 consists of (i) a portfolio of receivables (the "Receivables") (other than Receivables in Additional Accounts) then existing or thereafter created under certain VISA and MasterCard credit card accounts (the "Accounts") of People's Bank (the "Seller"), a Connecticut stock savings bank,
(ii) all monies due or to become due with respect thereto (including all Finance Charge Receivables), (iii) all proceeds of such Receivables, (iv) Recoveries allocable to the trust, (v) Interchange relating to the Receivables and all proceeds thereof, (vi) all monies and investments on deposit in certain accounts of the Trust, and (b) will from time to time consist of (vii) the

--------

* VISA and Mastercard are registered trademarks of VISA USA, Inc. and MasterCard International Incor- porated, respectively.

Series Accounts maintained for the benefit of the Certificate- holders of any Series of Investor Certificates, (viii) any Enhancement and all monies available under any Enhancement, to be provided for any Series of Certificates for payment to the Certificateholders of such Series (collectively, the "Trust Assets").

         Although a summary of certain provisions of the Agreement is set forth below, this Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, and duties evidenced hereby. A copy of the Agreement, may be requested from the Trustee by writing to the Trustee at Four Albany Street, New York, New York 10006; Attention: Corporate Trust Office. To the extent not defined herein, capitalized terms used herein have the meanings assigned thereto in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Holder by virtue of the acceptance hereof assents and by which the Holder is bound.

         THE AGREEMENT AND THE CERTIFICATES CREATED THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         This Certificate has not been registered or qualified under the Securities Act of 1933, as amended, and any state securities law. No sale, transfer or other disposition of this Certificate shall be permitted other than in accordance with the provisions of Sections 6.3 or 6.9 of the Agreement.

         The Receivables consist of Principal Receivables which arise generally from the purchase of goods, services and cash advances and of Finance Charge Receivables and other fees and charges, as more fully specified in the Agreement.

         This Certificate is the Exchangeable Seller Certificate (the "Certificate"), which represents an interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Agreement to be paid to the Holder of the Exchangeable Seller Certificate. The aggregate interest represented by this Certificate at any time in the Receivables in the Trust shall not exceed the Seller Interest at such time. In addition to this Certificate, Investor Certificates will be issued to investors from time to time pursuant to the Agreement, each of which will represent the interests of Investor Certificateholders of a specific Series in the Trust. This Certificate shall not represent any interest in the Collection Account, any Series Account, or any Enhancement.

The Seller Interest on any date of determination will generally be an amount equal to the aggregate amount of Principal Receivables at the end of the day immediately prior to such date of determination plus the amount on deposit in the Excess Funding Account minus the Aggregate Investor Interest at the end of such day.

         This Certificate does not represent an obligation of, or any interest in, the Seller or the Servicer or any Affiliate thereof, and neither the Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Certificate has a limited right of payment to certain Collections respecting the Receivables, all as more specifically set forth hereinabove and in the Agreement.

         Subject to prior termination of the Trust, the Agreement, the obligations created by the Agreement and the Trust shall terminate on the earlier to occur of (i) the day after the Distribution Date with respect to any Series following the date on which funds shall have been deposited in the Collection Account or the applicable Series Account for (among other things) the payment of Investor Certificateholders of each Series then issued and outstanding sufficient to pay in full the Aggregate Investor Interest plus interest accrued at the applicable Certificate Rate through the end of the related Interest Accrual Period prior to the Distribution Date with respect to each such Series (unless a Trust Extension shall have occurred pursuant to Section 12.1 of the Agreement), (ii) if a Trust Extension shall have occurred, the Extended Trust Termination Date, and (iii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the father of the late President of the United States, living on the date of the Agreement. Upon the termination of the Trust pursuant to Section 12.1 of the Agreement and the surrender of the Exchangeable Seller Certificate, the Trustee shall assign and convey to the Holder of the Exchangeable Seller Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and all proceeds thereof and Interchange relating thereto and Recoveries allocable to the Trust and the proceeds thereof. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Holder of the Exchangeable Seller Certificate to vest in such Holder all right, title and interest which the Trust had in the Receivables.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

         IN WITNESS WHEREOF, People's Bank, has caused this Certificate to be duly executed by its duly authorized officer.


                                            PEOPLE'S BANK


                                            By:____________________________

Dated March 27, 1997

                 Form of Trustee's Certificate of Authentication


         This is the Seller Certificate referred to in the within-mentioned Pooling and Servicing Agreement.


                           BANKERS TRUST COMPANY


                           By:__________________________
                               Authorized Officer

                                                                       EXHIBIT B



                      FORM OF ASSIGNMENT OF RECEIVABLES IN
                               ADDITIONAL ACCOUNTS


         ASSIGNMENT No. ____ OF RECEIVABLES IN ADDITIONAL ACCOUNTS, dated as of _____________, __________ by and between PEOPLE'S BANK, a Connecticut stock savings bank (the "Seller"), to Bankers Trust Company, a New York banking corporation, not in its individual capacity but solely as trustee (the "Trustee"), pursuant to the Pooling and Servicing Agreement referred to below.

                              W I T N E S S E T H:

         WHEREAS, the Seller and the Trustee are parties to the Amended and Restated Pooling and Servicing Agreement, dated as of March 18, 1997 (as heretofore amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement");

         WHEREAS, pursuant to the Pooling and Servicing Agreement the Seller wishes to designate Additional Accounts of the Seller to be included as Accounts and to convey the Receivables of such Additional Accounts, whether now existing hereinafter created, to the Trust as part of the corpus of the Trust (as each such term is defined in the "Pooling and Servicing Agreement); and

         WHEREAS, the Trustee is willing to accept such designation and conveyance subject to the terms and conditions hereof;

         NOW, THEREFORE, the Seller and the Trustee hereby agree as follows:

         SECTION 1. Defined Terms. All terms defined in the Pooling and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

         "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, ____________________, _________________.

         "Addition Notice Date" shall mean, with respect the Additional Accounts designated hereby, ________________, (which shall be a date on or prior to the fifth Business Day with respect to Accounts added pursuant to Section 2.6(a) prior to the twentieth Business Day pursuant to Section 2.6(a)(i) prior to the Addition Date.)

         SECTION 2. Designation of Additional Accounts. The Seller shall deliver to the Trustee, on behalf of the Trust, not later than three Business Days after the Addition Date, a computer file or microfiche list containing a true and complete list of each VISA and MasterCard account which, as of the Addition Date shall be deemed to be an Additional Account (such accounts being identified by account number as of the close of business on the Additional Date by including in such computer file or microfiche list code "____" with respect to the first addition of Accounts; "____________________" with respect to the second addition of Accounts, and so on in sequence, in the dependent number field. Such list shall be marked as Schedule I to this Agreement and, as of the Addition Date, shall be incorporated into and made a part of this Assignment.]

         SECTION 3.  Deposits into the Collection Account.

         (a) Not later than the second Business Day following the completion of each Billing Cycle in which the Addition Date occurs, the Servicer shall deposit into the Collection Account any amounts received from the Obligors relating to the Additional Accounts to which such Billing Cycle relates during such Billing Cycle to the extent not so deposited pursuant to subsection 3(b) below and
Article IV of the Agreement.

         (b) On or before the second Business Day following the end of each Billing Cycle which occurs during the 30-days immediately following such Addition Date, the Seller shall deposit into the Collection Account an amount equal to, with respect to Receivables in the Additional Accounts in each Billing Cycle in which the Addition Date occurs, the Collections of Finance Charge Receivables and Principal Receivables processed on each Date of Processing from and including the first Date of Processing in such Billing Cycle through and including the Date of Processing immediately preceding the Addition Date.

         SECTION 4.  Conveyance of Receivables.

         (a) The Seller does hereby transfer, assign, set-over and otherwise convey to the Trustee, on behalf of the Trust, for the benefit of the Certificateholders, without recourse on and after the Addition Date, all right, title and interest of the Transferor in and to (i) the Receivables now existing and hereafter created in the Additional Accounts designated hereby, (ii) all monies due or to become due with respect thereto (including all Finance Charge Receivables), (iii) all proceeds of such Receivables, (iv) Insurance proceeds relating to the Receivables, (v) Recoveries allocable to the Trust and (vi) Interchange related to such Receivables pursuant to Subsection 2.5(k) of the Pooling and Servicing Agreement.

         (b) In connection with such transfer, the Seller agrees to record and file, at its own expense, a financing statement with respect to the Receivables now existing and hereafter created in the Automatic Additional Accounts designated hereby (which may be a single financing statement with respect to all such Receivables) for the transfer of accounts as defined in Section 9-106 of the UCC as in effect in the State of New York meeting the requirements of applicable state law in such manner and such jurisdictions as are necessary to perfect the assignment of such Receivables to the Trust, and to deliver a file-stamped copy of such financing statement or other evidence of such filing (which may, for purposes of this Section 4. consist of telephone confirmation of such filing) to the Trustee on or prior to the date of this Assignment.

         (c) In connection with such transfer, the Seller further agrees, at its own expense, on or prior to the date of this Assignment to indicate in its computer files by including in such computer file or microfiche list the code "____" with respect to the first addition of Accounts, "____" with respect to the second addition of Accounts, and so on in sequence, in the dependent number field that Receivables created in connection with the Additional Accounts designated hereby have been transferred to the Trust pursuant to this Assignment for the benefit of the Certificateholders.

         SECTION 5. Acceptance by Trustee. The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest previously held by the Seller in and to (i) the Receivables now existing and hereafter created in the Additional Accounts designated hereby, (ii) all monies to be due with respect thereto (including all Finance Charge Receivables), (iii) all proceeds of such Receivables, (iv) Insurance Proceeds relating to the Receivables, (v) Recoveries allocated to the Trust and (vi) Interchange relating to such Receivables pursuant to Subsection 2.5(k) of the Pooling and Servicing Agreement, and declares that it shall maintain such right, title and interest, upon the trust set forth in the Pooling and Servicing Agreement, for the benefit of all Certificateholders.

         SECTION 6. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Trustee and the Trust as of the Addition
Date:

                  (a) Legal Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except (i) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of Connecticut stock savings banks, (ii) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity), (iii) subject to the unenforceability of provisions indemnifying a party against liability where such indemnification is contrary to public policy, (iv) subject to the effect of judicial decisions which have held that certain covenants and provisions of agreements are unenforceable where (y) the breach of such covenants or provisions imposes restrictions or burdens where it cannot be demonstrated that such breach is a material breach of a material covenant or provision, or (z) the creditor's enforcement of such covenants or provisions under the circumstances would violate the creditor's implied covenant of good faith and fair dealing, and (v) subject to the unenforceability of provisions herein to the effect that the failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies, or to the effect that provisions therein may only be waived in writing to the extent that an oral agreement modifying such provisions has been entered into.

                  (b) Eligibility of Accounts. Each Additional Account designated hereby is, as of the end of the related Billing Cycle immediately preceding the Addition Date, an Eligible Additional Account.

                  (c) Selection Procedures. No selection procedures believed by the Seller to be materially adverse to the interests of the Investor Certificateholders were utilized in selecting the Additional Accounts designated hereby from the available Eligible Additional Accounts owned by the Seller.

                  (d) Insolvency. As of the Addition Date, the Seller is not insolvent and, after giving effect to the conveyance set forth in
         Section 4 of this Assignment, will not be insolvent.

                  (e) Security Interest. This Assignment constitutes either (i) a valid transfer and assignment to the Trust of all right, title and interest of the Seller in and to Receivables now existing and hereafter created in the Additional Accounts designated hereby, and all proceeds (as defined in the UCC as in effect in the State of New York) of such Receivables and Insurance Proceeds and Recoveries relating thereto, and such Receivables and any proceeds thereof and Recoveries allocable to the Trust and the Interchange relating to such Receivables pursuant to
         Section 2.5(k) of the Agreement will be held by the Trust free and clear of any Lien of any Person claiming through or under Seller or any of its Affiliates except for (x) Liens permitted under subsection 2.3(b) of the Pooling and

         Servicing Agreement and subject to Section 9.306 of the UCC in effect in the State of New York, (y) the interest of the Holder of the Seller Certificate and (z) the Seller's right to interest accruing on, and investment earnings in respect of, the Collection Account, the Retention Account or any Series Account as provided in the Pooling and Servicing Agreement; or (ii) it constitutes a grant of a security interest (as defined in the UCC as in effect in the State of New York) in such property to the Trust, which is enforceable with respect to the existing Receivables of the [Additional Accounts] [Automatic Additional Accounts] designated hereby, the proceeds (as defined in the UCC as in effect in the State of New York) thereof and Insurance Proceeds relating thereto upon the conveyance of such Receivables to the Trust, and which will be enforceable with respect to the Receivables thereafter created in respect of Additional Accounts designated hereby, the proceeds (as defined in the UCC as in effect in the State of New
         York) thereof, Recoveries allocable to the Trust and Interchange with respect to such Receivables pursuant to subsection 2.5(k) of the Pooling and Servicing Agreement upon such creation; and (iii) if this Assignment constitutes the grant of a security interest to the Trust in such property, upon the filing of a financing statement described in
         Section 4 of this Assignment with respect to the Additional Accounts designated hereby and, in the case of Receivables hereafter created in such Additional Accounts and the proceeds (as defined in the UCC as in effect in the State of New York) thereof, Insurance Proceeds relating to such Receivables, Recoveries allocable to the Trust and Interchange with respect to such Receivables pursuant to subsection 2.5(k) of the Pooling and Servicing Agreement, upon such creation, the Trust shall have a first priority perfected security interest in such property, except for Liens permitted under subsection 2.5(b) of the Pooling and Servicing Agreement or as provided in Section 9-306 of the UCC as in effect in the State of Connecticut or New York, whichever is applicable.

         SECTION 7. Conditions Precedent. The acceptance of the Trustee set forth in Section 5 and the amendment of the Pooling and Servicing Agreement set forth in Section 8 are subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

                  (1) Officer's Certificate. The Seller shall have delivered to the Trustee a certificate of a Vice President or more senior officer, certifying that (i) all requirements set forth in Section 2.6 of the Pooling and Servicing Agreement for designating Additional Accounts and conveying the Principal Receivables of such Accounts, whether now existing or hereafter created, have been satisfied and (ii) each of the representations and warranties made by the

         Seller in Section 6 is true and correct as of the Addition Date. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

                  (2) Opinion of Counsel. The Seller shall have delivered to the Trustee an opinion of Counsel with respect to the Additional Accounts designated hereby substantially in the form of Exhibit F to the Pooling and Servicing Agreement.

                  (3) Additional Information. The Seller shall have delivered to the Trustee such information as was reasonably requested by the Trustee to satisfy itself as to the accuracy of the representation and warranty set forth in subsection 6(d) to this Agreement.

                  (4) Notice of Addition of Accounts. The Seller (i) shall have provided the Rating Agency, the Servicer and the Enhancement Provider, if so provided in the Supplement with respect to any Series, with the notice specified provided in subsections 2.6(f) of the Pooling and Servicing Agreement, at the time specified therein.

         SECTION 8.  Amendment  of the  Pooling  and  Servicing  Agreement.  The
Pooling and Servicing Agreement is hereby amended to provided that all references therein to the "Pooling and Servicing Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Pooling a Servicing Agreement as supplemented by this Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Pooling and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Pooling and Servicing Agreement.

         SECTION 9. Counterparts. This Assignment may be executed in two or more counterparts (and by different parties or separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         SECTION 10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the undersigned have caused this Assignment of Receivables in Additional Accounts to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                               PEOPLE'S BANK



                               By: ___________________________
                                   Name:
                                   Title:


                               BANKERS TRUST COMPANY, not in its
                                 individual capacity, but solely
                                 as Trustee


                               By: ___________________________
                                   Name:
                                   Title:

                                                            Schedule 1
                                                            to Assignment of
                                                            Receivables in
                                                            Additional Accounts


                               ADDITIONAL ACCOUNTS

                              [Deemed Incorporated]



                                                                                            EXHIBIT C

                                 PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                               MONTHLY SERVICER'S REPORT
-------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                              1
Monthly Period Ended                                                                              March 31, 1997
Distribution Date                                                                                 April 15, 1997
Determination Date                                                                                April 10, 1997
Number of Days in Period                                                                          19
-------------------------------------------------------------------------------------------------------------------------

1.   Trust Activity Series 1997-1

     Beginning of Month - Aggregate Principal Receivables                                         0.00

     Principal Collections on the Receivables                                                     0.00

     Finance Charge Collections                                                                   0.00

     Receivables in Defaulted Accounts                                                            0.00

     End of Month - Aggregate Principal Receivables                                               0.00

     Investor Interest Series 1994-1                                                              0.00
     Investor Interest Series 1994-2                                                              0.00
     Investor Interest Series 1995-1                                                              0.00
     Investor Interest Series 1996-1                                                              0.00
     Investor Interest Series 1997-1                                                              0.00
     Seller Principal Receivables                                                                 0.00

     Total Investor Percentage with respect to...
                                                                    Finance Charges               0.0000000%
                                                                    Charged-Off Accounts          0.0000000%
                                                                    Principal Receivables         0.0000000%

     Adjusted Investor Interest                                                                   0.00
       Class A Adjusted Investor Interest                                                         0.00
       Class B Investor Interest                                                                  0.00
       Collateral Interest                                                                        0.00
     Class A Percentage with respect to...
                                                                    Finance Charges               0.0000000%
                                                                    Charged-Off Accounts          0.0000000%
                                                                    Principal Receivables         0.0000000%

     Class B Percentage with respect to...
                                                                    Finance Charges               0.0000000%
                                                                    Charged-Off Accounts          0.0000000%
                                                                    Principal Receivables         0.0000000%
-------------------------------------------------------------------------------------------------------------------------


                                               C-1


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT
------------------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                                           1
Monthly Period Ended                                                                                           March 31, 1997
Distribution Date                                                                                              April 15, 1997
Determination Date                                                                                             April 10, 1997
Number of Days in Period                                                                                       19
------------------------------------------------------------------------------------------------------------------------------------
1.   Trust Activity Series 1997-1 (con't)

     Collateral Interest Percentage with respect to...
                                                                                 Finance Charges               0.0000000%
                                                                                 Charged-Off Accounts          0.0000000%
                                                                                 Principal Receivables         0.0000000%

     Seller Percentage with respect to...
                                                                                 Finance Charges               0.0000000%
                                                                                 Charged-Off Accounts          0.0000000%
                                                                                 Principal Receivables         0.0000000%
2.   Allocation of Funds in Collection Account

     Class A Available Funds                                                                                   0.00

     Class A Monthly Cap Interest Payable to Class A Certificateholders
     (See "Calculation of Certificate Interest" #4)                                                            0.00
       Unpaid Class A Monthly Cap Interest                                                                     0.00

     Class A Monthly Servicing Fee
     (See "Calculation of Monthly Servicing Fee" #7)                                                           0.00
       Unpaid Class A Monthly Servicing Fee                                                                    0.00

     Class A Investor Default Amount
       Class A Investor Charge-Offs                                                                            0.00
                                                                                                               0.00

     Excess Spread from Class A Finance Charge Collections                                                     0.00

     Class A Required Amount                                                                                   0.00

     Class B Available Funds                                                                                   0.00

     Class B Monthly Cap Interest Payable to Class B Certificateholders
     (See "Calculation of Certificate Interest" #4)                                                            0.00
       Unpaid Class B Monthly Cap Interest                                                                     0.00

     Class B Monthly Servicing Fee
     (See "Calculation of Monthly Servicing Fee" #7)                                                           0.00
       Unpaid Class B Monthly Servicing Fee                                                                    0.00

     Class B Investor Default Amount                                                                           0.00
       Class B Investor Charge-Offs                                                                            0.00
------------------------------------------------------------------------------------------------------------------------------------


                                               C-2



                                    PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                                  MONTHLY SERVICER'S REPORT
-------------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                                                        1
Monthly Period Ended                                                                                           March 31, 1997
Distribution Date                                                                                              April 15, 1997
Determination Date                                                                                             April 10, 1997
Number of Days in Period                                                                                                   19
-------------------------------------------------------------------------------------------------------------------------------
2.   Allocation of Funds in Collection Account (con't)

     Excess Spread from Class B Finance Charge Collections                                           0.00
     Class B Required Amount                                                                         0.00

     Collateral Available Funds                                                                      0.00

     Collateral Interest Monthly Servicing Fee
     (See "Calculation of Monthly Servicing Fee" #7)                                                 0.00
       Unpaid Collateral Interest Monthly Servicing Fee                                              0.00

     Excess Spread from Collateral Interest Finance Charge Collections                               0.00

     Total Excess Spread                                                                             0.00
     Excess Spread used to satisfy Class A Required Amount                                           0.00
       Excess Spread used to satisfy remaining Class A Monthly Cap Interest                          0.00
       Excess Spread used to satisfy remaining Class A Monthly Servicing Fee                         0.00
       Excess Spread used to satisfy remaining Class A Investor Default Amount                       0.00
       Excess Spread used to satisfy Unreimbursed Class A Investor Charge-Offs                       0.00
       Remaining Class A Required Amount                                                             0.00

     Excess Spread used to satisfy Class B Required Amount                                           0.00
       Excess Spread used to satisfy remaining Class B Monthly Cap Interest                          0.00
       Excess Spread used to satisfy remaining Class B Monthly Servicing Fee                         0.00
       Excess Spread used to satisfy remaining Class B Investor Default Amount                       0.00
       Excess Spread used to satisfy Unreimbursed Class B Investor Charge-Offs                       0.00
       Remaining Class B Required Amount                                                             0.00

     Shared Finance Charges used to satisfy Remaining Class A Required Amount                        0.00

       Shared Finance Charges used to satisfy remaining Class A Monthly Cap Interest                 0.00

       Shared Finance Charges used to satisfy remaining Class A Monthly Servicing Fee                0.00

       Shared Finance Charges used to satisfy remaining Class A Investor Default Amount              0.00

       Shared Finance Charges used to satisfy Unreimbursed Class A Investor Charge-Offs              0.00

       Remaining Class A Required Amount                                                             0.00
-------------------------------------------------------------------------------------------------------------------------------


                                               C-3



                                PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                             MONTHLY SERVICER'S REPORT
----------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                                               1
Monthly Period Ended                                                                                  March 31, 1997
Distribution Date                                                                                     April 15, 1997
Determination Date                                                                                    April 10, 1997
Number of Days in Period                                                                                          19
----------------------------------------------------------------------------------------------------------------------
2.   Allocation of Funds in Collection Account (con't)

     Reallocated Collateral Principal used to satisfy Remaining Class A
     Required Amount                                                                         0.00
       Reallocated Collateral Principal Collections used to satisfy remaining Class A
       Monthly Cap Interest                                                                  0.00
       Reallocated Collateral Principal Collections used to satisfy remaining Class A
       Monthly Servicing Fee                                                                 0.00
       Reallocated Collateral Principal Collections used to satisfy remaining Class A
       Investor Default Amount                                                               0.00
       Reallocated Collateral Principal Collections used to satisfy Unreimbursed
       Class A Charge-Offs                                                                   0.00
       Remaining Class A Required Amount                                                     0.00

     Reallocated Class B Principal Collections used to satisfy remaining
     Class A Required Amount                                                                 0.00
       Reallocated Class B Principal Collections used to satisfy remaining
       Class A Monthly Cap Interest                                                          0.00
       Reallocated Class B Principal Collections sued to satisfy remaining
       Class A Monthly Servicing Fee                                                         0.00
       Reallocated Class B Principal Collections used to satisfy remaining
       Class A Investor Default Amount                                                       0.00
       Reallocated Class B Principal Collections used to satisfy Unreimbursed
       Class A Investor Charge-Offs                                                          0.00

     Remaining Class A Required Amount                                                       0.00

     Collateral Interest used to satisfy Unreimbursed Class A
     Investor Charge-Offs                                                                    0.00

     Class B Investor Interest used to satisfy Unreimbursed Class A
     Investor Charge-Offs                                                                    0.00

     Shared Finance Charges used to satisfy Remaining Class B Required Amount                0.00
       Shared Finance Charges used to satisfy remaining Class B Monthly
       Cap Interest                                                                          0.00
       Shared Finance Charges used to satisfy remaining Class B Monthly
       Servicing Fee                                                                         0.00
       Shared Finance Charges used to satisfy remaining Class B Investor
       Default Amount                                                                        0.00
       Shared Finance Charges used to satisfy Unreimbursed Class B Investor
       Charge-Offs                                                                           0.00
       Remaining Class B Required Amount                                                     0.00
----------------------------------------------------------------------------------------------------------------------


                                               C-4


                                 PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                              MONTHLY SERVICER'S REPORT
------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                                                 1
Monthly Period Ended                                                                                    March 31, 1997
Distribution Date                                                                                       April 15, 1997
Determination Date                                                                                      April 10, 1997
Number of Days in Period                                                                                            19
------------------------------------------------------------------------------------------------------------------------
2.   Allocation of Funds in Collection Account (con't)

     Reallocated Collateral Principal used to satisfy Remaining Class B
     Required Amount                                                                            0.00
       Reallocated Collateral Principal Collections used to satisfy remaining Class B
       Monthly Cap Interest                                                                     0.00
       Reallocated Collateral Principal Collections used to satisfy remaining Class B
       Monthly Servicing Fee                                                                    0.00
       Reallocated Collateral Principal Collections used to satisfy remaining Class B
       Investor Default Amount                                                                  0.00
       Reallocated Collateral Principal Collections used to satisfy Unreimbursed Class B
       Charge-Offs                                                                              0.00
       Remaining Class B Required Amount                                                        0.00

     Collateral Interest used to satisfy Unreimbursed Class B Investor Charge-Offs              0.00

     Excess Spread used to satisfy interest on overdue Class A
     (See "Calculation of Certificate Interest" #4)                                             0.00

     Excess Spread used to satisfy interest on overdue Class B
     (See "Calculation of Certificate Interest" #4)                                             0.00

     Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                                                       0.00

     Excess Spread used to pay Collateral Monthly Interest                                      0.00

     Excess Spread used to satisfy excess of Class A Monthly Interest
     over Class A Monthly Cap Rate (other than Class A Excess Interest)                         0.00

     Excess Spread used to satisfy excess of Class B Monthly Interest
     over Class B Monthly Cap Rate (other than Class B Excess Interest)                         0.00

     Excess Spread used to satisfy Aggregate Collateral Default Amount from previous
     periods                                                                                    0.00

     Excess Spread used to satisfy Unreimbursed Reductions to Collateral Invested
     Amount                                                                                     0.00
------------------------------------------------------------------------------------------------------------------------


                                               C-5



                                 PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                              MONTHLY SERVICER'S REPORT
------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                                                 1
Monthly Period Ended                                                                                    March 31, 1997
Distribution Date                                                                                       April 15, 1997
Determination Date                                                                                      April 10, 1997
Number of Days in Period                                                                                            19
------------------------------------------------------------------------------------------------------------------------
2.   Allocation of Funds in Collection Account (con't)

     Excess Spread used to fund Reserve Account up to Required Reserve Account                   0.00

     Excess Spread used to satisfy payments per Loan Agreement                                   0.00

     Excess Spread used to satisfy Class A Excess Interest                                       0.00

     Excess Spread used to satisfy Class B Excess Interest                                       0.00

     Excess Spread used for Shared Finance Charge Collections for Other Series                   0.00

     Excess Spread used to pay other accrued and unpaid expenses of the Trust                    0.00

     Excess Spread paid to Holder of Exchangeable Seller Certificate (dollars)                   0.00
     Excess Spread paid to Holder of Exchangeable Seller
     Certificate (percentage of Investor Interest)                                               0.0000%

     Unreimbursed Class A Charge-Offs                                                            0.00
     Unreimbursed Class A Charge-Offs per $1,000 Original Investment                             0.00

     Unreimbursed Class B Charge-Offs                                                            0.00
     Unreimbursed Class B Charge-Offs per $1,000 Original Investment                             0.00

     Available Principal Collections                                                             0.00

     Monthly Principal Payable To Class A Certificateholders
     (See "Calculation of Monthly Principal" #5)                                                 0.00

     Monthly Principal Payable To Class B Certificateholders
     (See "Calculation of Monthly Principal" #5)                                                 0.00

     Monthly Principal Payable To Collateral Interest Holders
     (See "Collateral Interest Amount Activity" #8)                                              0.00

     Monthly Principal Reinvested In Receivables
     (See "Calculation of Monthly Principal" #5)                                                 0.00
------------------------------------------------------------------------------------------------------------------------


                                               C-6


                                 PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                              MONTHLY SERVICER'S REPORT
------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                                                 1
Monthly Period Ended                                                                                    March 31, 1997
Distribution Date                                                                                       April 15, 1997
Determination Date                                                                                      April 10, 1997
Number of Days in Period                                                                                            19
------------------------------------------------------------------------------------------------------------------------
2.   Allocation of Funds in Collection Account (con't)

     (Net Deposit)/Draws on Shared Principal Collections                                         0.00

     Required Shared Finance Charge Collections from other Series                                0.00
     Draw on Shared Finance Charge Collections from other Series                                 0.00

     Required Shared Finance Charge Collections for other Series                                 0.00
     Deposit of Shared Finance Charge Collections for other Series                               0.00

     Total Distribution to Class A Investors                                                     0.00
     Total Distribution to Class A Investors per $1,000 Invested                                 0.00

     Total Distributions to Class B Investors                                                    0.00
     Total Distribution to Class B Investors per $1,000 Invested                                 0.00

     Total Distribution to Collateral Interest Holders                                           0.00
     Total Distribution to Collateral Interest Holders per $1,000 Invested                       0.00

3.   Principal Funding Account and Reserve Account

     Beginning Balance of Principal Funding Account                                              0.00
     Deposits into Principal Funding Account                                                     0.00
     Withdrawals from Principal Funding Account                                                  0.00
     Ending Balance of Principal Funding Account                                                 0.00

     Accumulation Shortfall                                                                      0.00

     Principal Funding Investment Proceeds                                                       0.00
     Principal Funding Investment Shortfall                                                      0.00

     Beginning Balance of Reserve Account                                                        0.00
     Available Reserve Account Amount                                                            0.00
     Required Reserve Account Amount                                                             0.00
     Reserve Account Investment Proceeds                                                         0.00
     Deposits from Excess Spread into Reserve Account                                            0.00
     Reserve Account Draws                                                                       0.00
     Ending Balance of Reserve Account                                                           0.00

4.   Calculation of Certificate Interest

     Class A Certificate Rate                                                                    0.00000%

     Previous Month's Class A Deficiency Amount                                                  0.00
------------------------------------------------------------------------------------------------------------------------


                                               C-7


                                 PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                              MONTHLY SERVICER'S REPORT
------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                                                 1
Monthly Period Ended                                                                                    March 31, 1997
Distribution Date                                                                                       April 15, 1997
Determination Date                                                                                      April 10, 1997
Number of Days in Period                                                                                            19
------------------------------------------------------------------------------------------------------------------------
4.   Calculation of Certificate Interest (con't)

     Class A Interest at the Certificate Rate + 0.5% on Deficiency Amount                        0.00

     Covered Amount                                                                              0.00
     Principal Funding Investment Proceeds                                                       0.00
     Principal Funding Investment Shortfall                                                      0.00
     Reserve Account Draws                                                                       0.00

     Class A Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                                        0.00

     This Month Class A Certificate Interest                                                     0.00

     Expected Class A Principal                                                                  0.00
     This Month Class A Cap Shortfall                                                            0.00
     Class A Excess Interest                                                                     0.00

     Total Class A Interest Distributable to Class A Certificateholders                          0.00
     Total Class A Interest Distributable per $1,000 of Class A Original Investment              0.00

     Class B Certificate Rate                                                                    0.00000%

     Previous Month's Class B Deficiency Amount                                                  0.00

     Class B Interest at the Certificate Rate + 0.5% on Deficiency Amount                        0.00

     Class B Investor Certificate Interest Shortfall                                             0.00

     This Month Class B Certificate Interest                                                     0.00

     Expected Class B Principal                                                                  0.00
     This Month Class B Cap Shortfall                                                            0.00
     Class B Excess Interest                                                                     0.00

     Total Class B Interest Distributable to Class B Certificateholders                          0.00
     Total Class B Interest Distributable per $1,000 of Class B Original Investment              0.00

     Total Certificate Interest Distributable to Class A and Class B Certificateholders          0.00

     Total Interest Distributable per $1,000 of Original Investment to Class A
     and Class B Certificateholders                                                              0.00
------------------------------------------------------------------------------------------------------------------------


                                               C-8


                                 PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                              MONTHLY SERVICER'S REPORT
------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                                                 1
Monthly Period Ended                                                                                    March 31, 1997
Distribution Date                                                                                       April 15, 1997
Determination Date                                                                                      April 10, 1997
Number of Days in Period                                                                                            19
------------------------------------------------------------------------------------------------------------------------
5.   Calculation of Monthly Principal

     Beginning Investor Interest                                                                 0.00

     Beginning Class A Investor Interest                                                         0.00
     Class A Available Principal Collections                                                     0.00
     Maximum Monthly Principal to Class A Certificateholders                                     0.00
     Monthly Principal Payable to Class A Certificateholders                                     0.00
     Class A Controlled Deposit Amount                                                           0.00
     Class A Controlled Accumulation Amount                                                      0.00
     Class A Monthly Unreimbursed Charge-Offs                                                    0.00
     Total Class A Monthly Principal                                                             0.00
     Ending Class A Investor Interest                                                            0.00

     Class A Monthly Principal Payable per $1,000 of Original Investment                         0.00

     Class A Monthly Principal Reinvested in Receivables                                         0.00

     Beginning Class B Investor Interest                                                         0.00
     Class B Available Principal Collections                                                     0.00
     Maximum Monthly Principal to Class B Certificateholders                                     0.00
     Class B Monthly Principal                                                                   0.00
     Monthly Principal Payable to Class B Certificateholders                                     0.00
     Class B Monthly Unreimbursed Charge-Offs                                                    0.00
     Total Class B Monthly Principal                                                             0.00
     Ending Class B Investor Interest                                                            0.00

     Class B Monthly Principal Payable per $1,000 of Original Investment                         0.00

     Class B Monthly Principal Reinvested in Receivables                                         0.00

     Class B Reallocated Principal                                                               0.00
     Prior Month's Cumulative Class B Reallocated Principal                                      0.00
     Class B Investor Interest used to satisfy Unreimbursed Class A
     Investor Charge-Offs                                                                        0.00
     Prior Month's Cumulative Class B Investor Interest used to satisfy
     Unreimbursed Class A Investor Charge-Offs                                                   0.00
     Required Shared Principal Collections for other Series                                      0.00
     Deposit of Shared Principal Collections for other Series                                    0.00
     Required Shared Principal Collections from other Series                                     0.00
     Draw on Shared Principal Collections from other Series                                      0.00

     Ending Investor Interest                                                                    0.00
------------------------------------------------------------------------------------------------------------------------


                                               C-9


                                 PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                              MONTHLY SERVICER'S REPORT
------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                                                 1
Monthly Period Ended                                                                                    March 31, 1997
Distribution Date                                                                                       April 15, 1997
Determination Date                                                                                      April 10, 1997
Number of Days in Period                                                                                            19
------------------------------------------------------------------------------------------------------------------------
6.   Calculation of Pool Factor

     (Ending Certificate Balance divided by Initial Principal Amount to 7 decimal places)        0.000000

7.   Calculation of Monthly Servicing Fee

     Class A Servicing Fee Percentage                                                            0.00%
     Class B Servicing Fee Percentage                                                            0.00%
     Collateral Interest Amount Servicing Fee Percentage                                         0.00%

     Beginning Class A Investor Interest                                                         0.00
     Beginning Class B Investor Interest                                                         0.00
     Beginning Collateral Investor Interest                                                      0.00
     Beginning Investor Interest                                                                 0.00

       Class A Monthly Servicing Fee                                                             0.00
       Class B Monthly Servicing Fee                                                             0.00
       Collateral Interest Monthly Servicing Fee                                                 0.00

       Total Monthly Servicing Fee                                                               0.00

     Class A Monthly Servicing Fee Shortfall                                                     0.00
     Class B Monthly Servicing Fee Shortfall
     Collateral Interest Amount Monthly Servicing Fee Shortfall                                  0.00

8.   Collateral Interest Amount Activity

     Beginning of Month Balance                                                                  0.00

     Required Collateral Interest Amount                                                         0.00
     Collateral Interest Amount Monthly Interest                                                 0.00
     Collateral Interest Amount Certificate Interest Shortfall                                   0.00
     Collateral Monthly Principal                                                                0.00
     Collateral Monthly Principal Payable per $1,000 of Original Investment                      0.00
     Collateral Interest Monthly Interest Payable per $1,000 of Original Investment              0.00
     Excess Spread used to satisfy payments per Loan Agreement                                   0.00
     Collateral Interest Amount Deposits                                                         0.00
     End of Month Balance                                                                        0.00
     Reinvestment Income Received on Collateral Interest Amount                                  0.00

     Aggregate Collateral Interest Amount Draws                                                  0.00

     Available Collateral Interest Amount (Dollars)                                              0.00
     Available Collateral Interest Amount (Percentage)                                           0.00%
     Ratio of Collateral Interest to Investor Interest                                           0.00%
------------------------------------------------------------------------------------------------------------------------


                                               C-10


                                 PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                              MONTHLY SERVICER'S REPORT
------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                   1
Monthly Period Ended                                                                   March 31, 1997
Distribution Date                                                                      April 15, 1997
Determination Date                                                                     April 10, 1997
Number of Days in Period                                                               19
------------------------------------------------------------------------------------------------------------------------
9.   Past Due Statistics
     (past due on a contractual basis)

     1-30 days past due                               Dollars                          0
                                                      Percent Dollars                  0.00%
                                                      Number of Accts                  0
                                                      Percent Number of Accts          0.00%

     31-60 days past due                              Dollars                          0
                                                      Percent Dollars                  0.00%
                                                      Number of Accts                  0
                                                      Percent Number of Accts          0.00%

     61-90 days past due                              Dollars                          0
                                                      Percent Dollars                  0.00%
                                                      Number of Accts                  0
                                                      Percent Number of Accts          0.00%

     91-120 days past due                             Dollars                          0
                                                      Percent Dollars                  0.00%
                                                      Number of Accts                  0
                                                      Percent Number of Accts          0.00%

     121-150 days past due                            Dollars                          0
                                                      Percent Dollars                  0.00%
                                                      Number of Accts                  0
                                                      Percent Number of Accts          0.00%

     151-180 days past due                            Dollars                          0
                                                      Percent Dollars                  0.00%
                                                      Number of Accts                  0
                                                      Percent Number of Accts          0.00%

     181 + days past due                              Dollars                          0
                                                      Percent Dollars                  0.00%
                                                      Number of Accts                  0
                                                      Percent Number of Accts          0.00%

10.  Base Rate Calculation

     Base Rate                                                                         0.00%

     Portfolio Yield                                  (net of losses)                  0.00%

     Excess of Portfolio Yield over Base Rate                                          0.00%
------------------------------------------------------------------------------------------------------------------------



                                               C-11


11.  Number of Accounts in the Trust

     Number of Additional Accounts                                                     0
     Number of Removed Accounts                                                        0
     Number of Automatic Additional Accounts                                           0
     Ending Number of Accounts                                                         0
------------------------------------------------------------------------------------------------------------------------




                                               C-12

                                                                       EXHIBIT D

                      FORM OF ANNUAL SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                       ----------------------------------

                  People's Bank Credit Card Master Trust Series

                       ----------------------------------

         The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997 (as heretofore amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as trustee (the "Trustee"), does hereby certify that:

                  1. People's Bank is Servicer under the Pooling and Servicing Agreement.

                  2. The undersigned is duly authorized pursuant to the Pooling and Servicing Agreement to execute and deliver this Certificate to the Trustee.

                  3. This Certificate is delivered pursuant to Section 3.5 of the Pooling and Servicing Agreement.

                  4. A review of the activities of the Servicer during [the period from the Closing Date until] [the calendar year ended] December 31, ____ was conducted under my supervision.

                  5. Based on such review, the Servicer has, to the best of my knowledge, fully performed all its obligations under the Pooling and Servicing Agreement throughout such [period] [calendar year] and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.

                  6. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Pooling and Servicing Agreement including any Supplement known to me to have been made during [such period] [the calendar year ended ____________, _________,] which sets forth in detail (i) the nature of such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default:

                         [If applicable, insert "None."]

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this ____ day of _______________,
-------.


                                   PEOPLE'S BANK



                                   By:____________________________
                                         Name:
                                         Title:

                                                                     EXHIBIT E



                                     FORM OF
                    SELLER CERTIFICATE DESIGNATING BANKS AND
                        AGENT BANKS THE ACCOUNTS OF WHICH
                    CONSTITUTE AUTOMATIC ADDITIONAL ACCOUNTS


         This Certificate is delivered pursuant to that certain Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997 (as heretofore amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and between People's Bank, a Connecticut stock savings bank, as seller and servicer (the "Seller"), and Bankers Trust Company, a banking corporation organized and existing under the laws of the State of New York, as trustee (the "Trustee"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

         Pursuant to the Pooling and Servicing Agreement, the Seller is hereby designating to the Trustee the following ["banks" and "agent banks"] [insert name of other applicable grouping] of credit card accounts maintained by [Total Systems, Inc. (or its successor)] [insert name of other records processor] on behalf of the Seller as [banks and agent banks] [name of other grouping] the accounts in which (other than existing Accounts or Additional Accounts) constitute Automatic Additional Accounts:


                 [insert bank and agent bank (or other grouping)
                             identification codes]

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this __ day of _____.


                                   PEOPLE'S BANK



                                   By:_________________________
                                         Name:
                                         Title:



Acknowledged by:

BANKERS TRUST COMPANY,
  as Trustee under the
  Pooling and Servicing
  Agreement


By:__________________________
      Name:
      Title:

                                                                      EXHIBIT F



                                     FORM OF
                         OPINION OF COUNSEL PURSUANT TO
                       SECTIONS 2.6(G)(VI) AND 13.2(D)(I)
                     OF THE POOLING AND SERVICING AGREEMENT




                    [on letterhead of Pullman & Comley, LLC]



Reply to:  Bridgeport
Telephone: (203) 330-2000


Bankers Trust Company                   Moody's Investors Service,
Four Albany Street                      Inc.
New York, New York  10006               99 Church Street
                                        New York, New York  10004

Standard & Poor's Ratings  Services,    Goldman, Sachs & Co.
  a division of the  McGraw-Hill        85 Broad Street
  Companies, Inc.                       New York, New York 10004
25 Broadway
New York, New York  10004

                   Re: People's Bank Credit Card Master Trust

Ladies and Gentlemen:

         We have been asked, in our capacity as special Connecticut counsel for People's Bank, a Connecticut capital stock savings bank ("Seller"), to provide an opinion to you pursuant to Section 2.6(g)(vi) of the Pooling and Servicing Agreement dated as of June 1, 1993, between the Seller, as seller and servicer, and Bankers Trust Company, as Trustee on behalf of the Certificate holders of the Trust (the "Pooling and Servicing Agreement").

         In connection with this opinion, we have examined the following documents:

         (a) the Pooling and Servicing Agreement;

         (b) Assignment No. 4 of Receivables in Additional Accounts, dated as of October 1, 1996 (the "Assignment"); and

         (c) a UCC-1 financing statement and Annex I thereto, copies of which are attached hereto as Exhibit A (the "Financing

Statement"). (All of the documents listed or described in this paragraph are referred to collectively, sometimes, as the "Operative Documents".) Unless otherwise specified, capitalized terms used herein shall have the same meanings as set forth in the
Pooling and Servicing Agreement.

         We have also examined and are relying upon opinions of Mayer, Brown & Platt, dated the date of this opinion letter and addressed to you, as to certain matters including, but not limited to, the authorization, creation, validity, binding effect, and enforceability of the security interest in Seller's rights in the Receivables from Additional Accounts (the "New Receivables") granted pursuant to the Assignment and the Pooling and Servicing Agreement. Our opinions are subject to the assumptions, limitations and qualifications set forth therein.

         References to the validity of the Operative Documents are made on the assumption, without investigation, that the transactions and documents, where applicable, have been duly authorized and executed by and are binding upon the Trustee, and that the Trustee will act in a commercially reasonable manner and deal fairly in enforcing the Operative Documents.

         This opinion is provided as of the date above first set forth. We disclaim any obligation to advise you as to changes in the status of any of the matters set forth herein. We express no opinion as to prospective events anticipated or contemplated by the Operative Documents. We have relied exclusively upon the representations made in the Operative Documents, and we have no reason to believe that any of such representations are not complete and accurate (although we have not conducted any review of documents or inquiry of any persons with respect thereto). We have not conducted an audit or investigation of the assets, liabilities, operations or affairs of Seller and thus do not assume responsibility for any event, occurrence or circumstance relating to Seller or to any of such assets, liabilities, operations or affairs, or for the inaccuracy of or other deficiency affecting any information provided by or on behalf of Seller.

         We express no opinion, directly or impliedly, as to any provisions of any of the Operative Documents that: (a) purport to govern choice of applicable law; (b) provide for severability of terms or conditions; (c) purport to govern venue or jurisdiction of the person or subject matter; or (d) provide for any restriction of remedies, establishment of remedies or waivers of substantive rights to the extent that the same are held by a court of competent jurisdiction to contravene public policy or to be inequitable in the context of the facts presented to such court.

         In rendering the opinions expressed herein, we have assumed that: (a) each person authorizing such execution, delivery, performance and consummation of such transactions did not violate any fiduciary or other duty owed by such person; (b) no event has taken place after such authorization, execution, delivery or performance, or will take place before, in the course of, or after consummation of, the transactions contemplated by the Operative Documents that would cause any such execution, delivery, performance or consummation of such transactions not to comply with any law, statute, ordinance, rule, regulation, award, order, decree, judgment or duty, or that would permit any party to such transactions at any time thereafter to cancel, rescind or otherwise avoid any such execution, delivery, performance consummation or any document or instrument made the subject thereof; (c) at the time thereof and at all times thereafter, such execution, delivery, performance and consummation by any party thereto did not, does not now, and shall not violate, result in a breach of, or constitute a default under, any indenture, agreement, contract or other instrument to which such other party is or becomes a party, or by which it or any of its assets are or shall be bound; (d) there was no misrepresentation or omission of a material fact by Seller or any other person or entity in connection with such execution, delivery, performance or consummation; and (e) the interpretation, application and enforceability of the Operative Documents would be identical in all material respects if the laws of the State of Connecticut rather than the laws of the State of New York were to govern the Operative Documents.

         All of the opinions expressed herein with regard to enforceability of Seller's security interest are subject to (a) the limitations of federal and state bankruptcy, insolvency, reorgani zation, receivership, conservatorship, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect, affecting the rights or remedies of creditors or obligees in general, or (except as to the opinions expressed in paragraphs 3 and 4 hereof) the rights of creditors or obligees of banks, the deposits of which are insured by the Federal Deposit Insurance Corporation; (b) the availability of equitable remedies or other forms of equitable relief; and (c) the discretion of any court before which any proceeding for such equitable relief may be brought (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         Based upon the foregoing and subject to the qualifications set forth in this letter, we are of the opinion that:

         1. Assuming that the transfer and assignment on the date hereof of the New Receivables under the Assignment and the Pooling and Servicing Agreement constitutes a grant of a security interest in such of the New Receivables as constitute "accounts" or "general intangibles" (as defined in the UCC (defined below)) or a sale of "accounts", filing a UCC-1 financing statement in the Office of the Secretary of State of the State of Connecticut, Uniform Commercial Code Division (the "Filing Office"), in the form of the Financing Statement, executed by Seller, is required and sufficient to perfect the status of the Trust's security interest in such of the New Receivables and the proceeds thereof as constitute "accounts" or "general intangibles", other than any part of the New Receivables (a) that is maintained in any account in the name of the Trustee or any other person, (b) that is determined to constitute an interest or claim in or under a policy of insurance, or (c) that is determined to constitute an interest in a deposit account.

         2. Based solely upon searches conducted of the Filing Office by Data Reporting Corp., index dates June 24, 1996 as to form UCC-1 financing statements and May 10, 1996 as to forms UCC-3, no other currently effective financing statement covering the New Receivables and the proceeds thereof is on file in the Filing Office. Assuming that the transfer and assignment of the New Receivables, and the proceeds thereof, under the Assignment and the Pooling and Servicing Agreement constitutes a grant of a security interest in such of the New Receivables as constitute "accounts" or "general intangibles", and the proceeds thereof, the Trust has a perfected first priority security interest in such of the New Receivables as constitute "accounts" or "general intangibles" as defined in the UCC, and the proceeds thereof, except for: (a) Liens permitted under Section 2.5(b) of the Pooling and Servicing Agreement; (b) the interest of the Seller and its assignees as permitted under the Pooling and Servicing Agreement in the New Receivables as the holder of the Exchangeable Seller Certificate; and (c) the right of the Seller and its assignees as permitted under the Pooling and Servicing Agreement to receive interest accruing on and investment earnings in respect of the Collection Account.

         3. If a receiver (a "Receiver") or conservator (a "Conservator") were to be appointed for the Seller pursuant to the provisions of the Banking Law of Connecticut (the "Banking Law"), the Receiver would have the powers and duties conferred upon it by Chapter 664c of the Banking Law. A Receiver or Conservator is specifically empowered to sell (subject to judicial approval) any and all real and personal property of the bank for which he acts as Receiver or Conservator, and a Receiver is further specifically empowered to "make all proper conveyances" of the bank's assets. The Banking Law does not explicitly grant a Receiver or Conservator the general power to avoid valid perfected security interests, and does not otherwise address the manner in which a Receiver or Conservator is to resolve the claims of persons holding security interests in assets of the bank in receivership or conservatorship. Although we have found no case law on point, we are of the view that under Connecticut law, a Receiver or Conservator would be bound by the provisions of the Connecticut Uniform Commercial Code (the "UCC") and, except as noted in paragraph 4 below, could not avoid a valid perfected security interest in assets of the bank for which he serves as Receiver or Conservator.

         4. Section 36a-235 of the Banking Law declares as void all payments or conveyances made in contemplation of insolvency by a Connecticut bank to or for the use of the bank's creditors, with the fraudulent intent to prevent the application of the bank's assets in the manner prescribed upon the winding up of the bank's affairs by a Receiver. We have assumed based upon representations made to us by the Seller that the grant of an interest in the New Receivables to the Trustee pursuant to the Assignment and the Pooling and Servicing Agreement is not being made in contemplation of Seller's insolvency or with any fraudulent intent. On that basis, we are of the opinion that a Receiver could not avoid the effect of the transactions contemplated by the Assignment and by the Pooling and Servicing Agreement by application of Section 36a- 235 of the Banking Law.

         Our opinions with respect to the perfection of the Trust's security interest in paragraphs 1 and 2 above is subject to the following:


         (a) The limitations contained in Section 9-103a of the UCC with respect to perfection of a security interest in collateral that is removed from a jurisdiction in which a financing statement has been filed;

         (b) The limitations in Sections 9-302(1), 9-302(3) and 9-302(4) of the UCC relating to situations in which filing is not required to perfect a security interest and in which filing is not effective to perfect a security interest;

         (c) The limitations in Section 9-304 of the UCC on perfection of a security interest in money or instruments that do not constitute part of chattel paper;

         (d) The limitations in Section 9-306 of the UCC on the continuation of a perfected security interest in proceeds under certain circumstances;

         (e) The limitations contained in Section 9-402(7) of the UCC regarding the effect of a change in name, identity or corporate structure that results in a filed financing statement's becoming misleading;

         (f) The requirement that a continuation statement be filed within the time limits prescribed by Section 9-403 of the UCC;

         (g) As used herein, the term "security interest" means "security interest" as defined in Section 1-201(37) of the UCC, and we express no opinion as to whether the transfer pursuant to the Assignment or the Pooling and Servicing Agreement should or would be characterized as a sale or a financing transaction;

         (h) The Trust's security interest may be subject to the rights of account debtors, claims and defenses of the account debtors against the original assignor and the terms of each agreement with respect to such New Receivables; and

         (i) The effect of a "purchase  money security  interest," as defined in
Section 9-107 of the UCC.

         Our opinion with respect to the priority of the Trust's security interest in paragraph 2 above is subject to the following:

                  (i) We have assumed that no financing statements have been improperly filed, indexed or recorded, that the search by Data Reporting Corp. has been accurately conducted and reported to us, and that no financing statements have been filed in the Filing Office covering any portion of the New Receivables and naming the Seller as "debtor," after the index date of the search conducted by Data Reporting Corp.;


                  (ii) The rights of a lien creditor who attached or levied before the perfection of the security interest or to the extent set forth in Section 9-301(4) of the UCC;


                  (iii) The effect of Section 9-306 of the UCC with respect to "proceeds," as such term is defined in the UCC;


                  (iv) The rights set forth in Section 9-308 of the UCC of certain purchasers of chattel paper and instruments;


                  (v) The rights set forth in Section 9-309 of the UCC with respect to certain holders in due course and purchasers of instruments, documents and securities;


                  (vi) The rights of another secured creditor with respect to future advances to the extent set forth in Section 9-312 of the UCC;


                  (vii) Liens that could be perfected by methods other than filing a financing statement in the Filing Office; and

                  (viii) Liens or claims that arise by the operation of law that do not require filing of a financing statement in the Filing Office or possession for perfection.


         We have expressed no opinion as to:

                  (1) the description of, title to, or the rights or interest of Seller in the New Receivables, noting that the liens, rights, and security interests granted under the Assignment and the Pooling and Servicing Agreement are valid and attachable only to the extent of Seller's rights in the New Receivables;

                  (2) the validity, binding effect or enforceability of any provision in the Assignment or the Pooling and Servicing Agreement that purports to allow the Trustee or any other person (a) to sell, dispose of, or enforce any other remedy except as such complies with the UCC, applicable federal laws of the United States of America, and other state and local laws; (b) to allow for perfection of a security interest in the proceeds of the New Receivables other than in compliance with and subject to the limitations to provisions in the Connecticut General Statutes; or (c) to in any way limit Seller's ability to transfer its right, title, or interest in or to the New Receivables;

                  (3) the validity, binding effect or enforceability of any purported waiver under the Assignment or the Pooling and Servicing Agreement relating to the rights of the Seller that exist as a matter of law; and

                  (4) the validity, binding effect or enforceability of any provision of the Assignment or the Pooling and Servicing Agreement that in general restricts access to legal or equitable redress, waives access to rights or otherwise elects any right, remedy, or option under the Assignment or the Pooling and Servicing Agreement.

         The opinions expressed herein are qualified to the extent that the undersigned is only licensed to practice law in the State of Connecticut and that no opinion is expressed on the laws of any other jurisdiction, and the opinions expressed herein are accordingly based solely on our knowledge of Connecticut law and, except as to the opinions expressed in paragraphs 3 and 4 above which pertain exclusively to Connecticut law, the federal laws of the United States. The opinions expressed herein are therefore subject to the effect of the laws of any other jurisdiction on the transactions contemplated by the Operative Documents or upon the opinions set forth herein. To the extent that provisions of the Assignment or the Pooling and Servicing Agreement pertain to matters of the law of, or are governed by the laws of, the State of New York, we understand that you have relied on the opinion of Mayer, Brown & Platt of even date herewith, and we express no opinion with respect thereto.

         This opinion is rendered to you in compliance with Section 2.6(g)(vi) of the Pooling and Servicing Agreement, is intended solely for your benefit, and is not intended for the use, benefit or reliance of any other person, and may not be relied upon by you or any other person for any other purpose. Your acceptance of or reliance on this opinion, or any part thereof, will be presumed conclusively to evidence Seller's compliance with the provisions of Section 2.6(g)(vi) of the Pooling and Servicing Agreement and the satisfaction of you and your counsel with the form, scope and substance of this letter.

         This opinion constitutes a single integrated document, and no portion hereof may be relied upon without reference to the entirety of this opinion and each other part.

                                        Very truly yours,


                                        PULLMAN & COMLEY, LLC

cc:      William T. Kosturko, Esq.
         Executive Vice President
         People's Bank
         850 Main Street
         Bridgeport, Connecticut  06604

                                                                      EXHIBIT G



                                     FORM OF
                  ANNUAL SECURITY INTEREST OPINION PURSUANT TO
                           SECTIONS 13.2(D)(II) OF THE
                         POOLING AND SERVICING AGREEMENT




                    [on letterhead of Pullman & Comley, LLC)



Reply to:         Bridgeport
Telephone:        (203) 330-2000



                                                 [date]


Bankers Trust Company
Four Albany Street
New York, NY  10006

         Re:      People's Bank Credit Card Master Trust (the "Trust")

Ladies and Gentlemen:

         We have been asked, in our capacity as special Connecticut counsel for People's Bank, a Connecticut capital stock savings bank (the "Servicer"), to provide an opinion to you pursuant to Section 13.2(d)(ii) of an Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997 (the "Pooling and Servicing Agreement") by and between you, as Trustee, and the Servicer.

         In connection with this opinion, we have had reference to: our opinion dated July 9, 1993 delivered to you in connection with the issuance by the Trust of its 4.80% Asset Backed Certificates, Series 1993-1; our opinion dated February 16, 1994 delivered to you in connection with the issuance by the Trust of its 5.10% Asset Backed Certificates, Series 1994-1; our opinion dated October 4, 1994 delivered to you in connection with the transfer and assignment of New Receivables to the Trust; our opinion dated October 27, 1994 delivered to you in connection with the issuance by the Trust of its Floating Rate Class A Asset Backed Certificates, Series 1994-2 and its Floating Rate Class B Asset Backed Certificates, Series 1994-2; our opinion dated March 28, 1995 delivered to you in connection with the issuance by the Trust of its Floating Rate Class A Asset Backed Certificates, Series 1995-1 and its Floating Rate Class B Asset Backed Certificates, Series 1995-1; our opinion dated July 14, 1995 delivered to you in connection with the transfer and assignment of additional New Receivables to the Trust; our opinion dated July 2, 1996 delivered to you in connection with the issuance by the Trust of its Floating Rate Class A Asset Backed Certificates, Series 1996-1 and Floating Rate Class B Asset Backed Certificates, Series 1996-1; our opinion dated October 1, 1996 delivered to you in connection with the transfer and assignment of additional New Receivables to the Trust; [insert any relevant subsequent opinions] (collectively, the "Prior Opinions"). Copies of the Prior Opinions are attached hereto.

         We have also had reference to copies of (i) a Form UCC-1 filed with the Office of the Secretary of State of the State of Connecticut, UCC Division (the "Connecticut Secretary of State") on July 9, 1993 in connection with the initial transfer and assignment of Receivables to the Trust, (ii) a Form UCC-1 filed with the Connecticut Secretary of State on October 4, 1994 in connection with the transfer and assignment of certain New Receivables to the Trust, (iii) a Form UCC-3 filed with the Connecticut Secretary of State on October 28, 1994, amending the Form UCC-1 filed with the Connecticut Secretary of State on October 4, 1994, (iv) a Form UCC- 1 filed with the Connecticut Secretary of State on
July 13, 1995, in connection with the transfer and assignment of certain additional New Receivables to the Trust, and (v) a Form UCC-1 filed with the Connecticut Secretary of State on September 23, 1996, in connection with the transfer and assignment of certain additional New Receivables [insert any relevant subsequent filings] (collectively, the "UCC Financing Statements"). Copies of the UCC Financing Statements described in the immediately preceding sentence are also attached hereto.

         Unless otherwise specified, capitalized terms used herein shall have the same meanings as set forth in the Prior Opinions, and capitalized terms defined differently in one or more of the Prior Opinions shall have the meanings set forth in the Prior Opinion bearing the most recent date. This opinion is rendered subject to all of the qualifications, assumptions, limitations and exceptions taken or made in the Prior Opinions, whether expressly stated or incorporated by reference therein.

         This opinion is provided as of the date above first set forth. We disclaim any obligation to advise you as to subsequent changes of facts, circumstances, or applicable law or regulation that might affect the validity of the opinion set forth herein.

         Based upon the foregoing, we are of the opinion that no filing or other action is necessary from the date hereof through March 1, 1998 to continue the perfected status of the interest of the Trust in such of the Receivables and the proceeds thereof as constitute "accounts" or "general intangibles". This opinion is subject to the limitations noted in the Prior Opinions as to Receivables and the proceeds thereof generally, and as to Receivables that are generated in connection with Automatic Additional Accounts.

         This opinion is rendered to you in compliance with Section 13.2(d)(ii) of the Pooling and Servicing Agreement, is intended solely for your benefit, and is not intended for the use, benefit or reliance of any other person, and may not be relied upon by you or any other person for any other purpose. Your acceptance of this letter or reliance on this opinion, or any part thereof, will be presumed conclusively to evidence the Servicer's compliance with the provisions of Section 13.2(d)(ii) of the Pooling and Servicing Agreement and the satisfaction of you and your counsel with the form, scope and substance of this letter.

         This letter, together with each of the Prior Opinions, constitutes a single integrated document, and no portion hereof may be relied upon without reference to the entirety of this letter and each of the Prior Opinions, and each other part hereof and thereof.

                                   Very truly yours,



                                   PULLMAN & COMLEY, LLC

P&C/nadh:dc

cc:      William T. Kosturko, Esquire
         Laura DeFelice, Esquire

                                                                       EXHIBIT H


                          FORM OF DEPOSITORY AGREEMENT

           BOOK-ENTRY-ONLY COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)
                        (WITHOUT OWNER OPTION TO REDEEM)/
          OTHER ASSET-BACKED SECURITIES/ AND PASS-THROUGH CERTIFICATES


                            Letter of Representations
                     [To be Completed by Issuer and Trustee]

                     People's Bank Credit Card Master Trust
                                [Name of Issuer]

                              Banker Trust Company
                                [Name of Trustee]


                                              March 27, 1997
                                                  [Date]

Attention: General Counsel's Office
The Depository Trust Company
55 Water Street, 49th Floor
New York, NY 10041-0099


     Re: $425,000,000 Floating Rate Class A Asset Backed Certificates, Series 1997-1 $33,750,000 Floating Rate Class B Asset Backed Certificates, Series 1997-1
                               [Issue Description]



Ladies and Gentlemen:

         This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Securities"). Trustee will act as trustee with respect to the Securities pursuant to an Amended and Restated Pooling and Servicing Agreement dated March 18, 1997, (the "Document"). Goldman, Sachs & Co. is distributing the Securities through The Depository Trust Company ("DTC").

         To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Trustee make the following representations to DTC:

         1. Prior to closing on the Securities on March 27, 1997, there shall be deposited with DTC one Security certificate registered in the name of DTC's nominee, Cede & Co., for each stated maturity of the Securities in the face amounts set forth on Schedule A hereto, the total of which represents 100% of the principal amount of such Securities. If, however, the aggregate principal amount of any maturity exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount. Each Security certificate shall bear the following legend:

           Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC). ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         2. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Trustee shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall send notice of such record date to DTC not less than 15 calender days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at
(212) 709-6896 or (212) 709-6897, and receipt of such notices shall be confirmed by telephoning (212) 709-6870. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to DTC's Reorganization Department as indicated in Paragraph 4.

         3. In the event of a full or partial redemption, Issuer or Trustee shall send a notice to DTC specifying: (a) the amount of the redemption or refunding; (b) in the case of a refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be mailed to Security holders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designated to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Trustee shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be not less than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to the Paragraph by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4039 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to:

                Manager:  Call Notification Department
                          The Depository Trust Company
                          711 Stewart Avenue
                          Garden City, NY 11530-4719

         4. In the event of an invitation to tender the Securities (including mandatory tenders, exchanges, and capital changes), notice by Issuer or Trustee to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in the preceding Paragraph. Notice to DTC pursuant to this Paragraph and notices of other corporate actions by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or 212 709-1094 and receipt of such notices shall be confirmed by telephoning 212 709-6554. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                           Manager:  Reorganization Department
                           Reorganization Window
                           The Depository Trust Company
                           7 Hanover Square, 23rd Floor
                           New York, NY 10004-2695

         5. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities.

         6. Trustee shall send DTC written notice with respect to the dollar amount per $1,000 original face value (or other minimum authorized denomination if less than $1,000 face value; payable on each payment date allocated as to the interest and principal portions thereof preferably 5 but not less than 2 business days prior to such payment date. Such notices, which shall also contain the current pool factor, any special adjustments to principal/interest rates (e.g. adjustments due to deferred interest or shortfall), and Trustee contact's name and telephone number, shall be sent by telecopy to DTC's Dividend Department at (212) 709-1723, or if by mail or by any other means to:

                           Manager:  Announcements
                           Dividend Department
                           The Depository Trust Company
                           7 Hanover Square, 22nd Floor
                           New York, NY 10004-2695

         7. [Note: Issuer must represent one of the following, and cross out the other:] [The interest accrual period is payment date to payment date.]

         8. Trustee must provide DTC, no later than noon (Eastern Time) on the payment date, CUSIP numbers for each issue for which payment is being sent, as well as the dollar amount of the payment for each issue. Notification of payment details should be sent using automated communications.

         9. Interest payments and principal payments that are part of periodic principal-and- interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns in same-day funds, no later than 2:30 p.m. (Eastern Time) on each payment date (in accordance with existing arrangements between Issuer or Trustee and DTC). Absent any other arrangements between Issuer or Trustee and DTC, such funds shall be wired as follows:

                 The Chase Manhattan Bank
                 ABA 021000021
                 For credit to A/C The Depository Trust Company
                 Dividend Deposit Account 066-026776

Issuer or Trustee shall provide interest payment information to a standard announcement service subscribed to by DTC. In the unlikely event that no such service exists, Issuer or Trustee shall provide interest payment information directly to DTC in advance of the interest payment date as soon as the information is available. This information should be conveyed directly to DTC electronically. If electronic transmission is not available, absent any other arrangements between Trustee and DTC, such information should be sent by telecopy to DTC's Dividend Department at (212) 709-1723 or 212 709-1666 and receipt of such notices shall be confirmed by telephoning 212 709-1270. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                           Manager:  Announcements
                           Dividend Department
                           The Depository Trust Company
                           7 Hanover Square, 22nd Floor
                           New York, NY 10004-2695

         10. DTC shall receive maturity and redemption payments allocated with respect to each CUSIP number on the payable date in same-day funds by 2:30 p.m. (Eastern Time). Absent any other arrangements between Trustee and DTC, such payments shall be wired as follows:

                 The Chase Manhattan Bank
                 ABA 021000021
                 For credit to A/C The Depository Trust Company
                 Redemption Account 066-027306

in accordance with existing SDFS payment procedures in the manner set forth in DTC's SDFS Paying Agent Operating Procedures, a copy of which has previously been furnished to Trustee.

         The Security certificate(s) shall remain in Agent's custody as a "Balance Certificate" subject to the provisions of the Balance Certificate Agreement between Agent and DTC currently in effect.

         11. DTC shall receive all reorganization payment and CUSIP-level detail resulting from corporate actions (such as tender officer, remarketings, or mergers) on the first payable date in same-day funds by 2:30 p.m. (Eastern
Time). Absent any other arrangements between Trustee and DTC, such payments shall be wired as follows:

                 The Chase Manhattan Bank
                 ABA 021000021
                 For credit to A/C The Depository Trust Company
                 Reorganization Account 066-027608

         12. DTC may direct Issuer or Trustee to use any other number or address as the number or address to which notices or payments of interest or principal may be sent.

         13. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Trustee's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Issuer or Trustee to issue and authenticate a new Security certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in principal except in the case of final maturity, in which case the certificate will be presented to Issuer or Trustee prior to payment, if required.

         14. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Trustee shall notify DTC of the availability of certificates. In such event, Issuer or Trustee shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

         15. DTC may discontinue providing its services as securities depositary with respect to the Securities at any time by giving reasonable notice to Issuer or Trustee (at which time DTC will confirm with Issuer or Trustee the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Issuer and Trustee shall cooperate fully with DTC by taking appropriate action to make valuable one or more separate certificates evidencing Securities to any DTC Participant having Securities credited to its DTC accounts.

         16. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificates by virtue of submission of such certificate(s) to DTC.

         17. Nothing herein shall be deemed to require Trustee to advance funds on behalf of Issuer.

               REPRESENTATIONS FOR ERISA-RESTRICTED SECURITIES --
                 to be included in DTC Letter of Representations

         Issuer and Agent recognize that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain whether a transfer of Securities could give rise to a transaction prohibited or not otherwise permissible under the Employee Retirement Income Security Act of 1974 or under Section 4975 of the Internal Revenue Code of 1986. Issuer and Agent acknowledge that: a) so long as Cede & Co. is the sole record owner of the Securities, it shall be entitled to all voting rights in respect thereof and to receive the full amount of all principal, premium, if any, and interest payable with respect thereto; and b) DTC shall treat any DTC Participant having Securities credited to its DTC accounts as entitled to the full benefits of ownership of such Securities even if the crediting of such Securities to the DTC accounts of such Participant results from transfers or failures to transfer in violation of such laws. (The treatment by DTC of the effects of the crediting by it of Securities to the accounts of DTC Participants shall not affect the rights of Issuer or purchasers, sellers, or holders of Securities against any DTC Participant.)

Notes:

A. If there is a Trustee (as defined in this Letter of Representations). Trustee as well as Issuer must sign this Letter. If there is no Trustee in signing this Letter Issuer itself undertakes to perform all of the obligations set forth herein.

B. Schedule B contains statements that DTC believes accurately describe DTC, the method of effecting book-entry transfers of securities distributed through DTC, and certain related matters.

                                 Very truly yours,


                                 People's Bank Credit Card Master Trust
                                 --------------------------------------
                                             (Issuer)

                                 By:
                                    (Authorized Officer's Signature)


                                 Bankers Trust Company
                                 --------------------------------------
                                             (Trustee)

                                 By:___________________________________
                                     (Authorized Officer's Signature)


Received and Accepted:

THE DEPOSITORY TRUST COMPANY


By:_________________________


cc:  Underwriter
     Underwriter's Counsel







                                                                      SCHEDULE A


   $425,000,000 Floating Rate Class A Asset Backed Certificates, Series 1997-1
   ---------------------------------------------------------------------------

   $33,750,000 Floating Rate Class B Asset Backed Certificates, Series 1997-1
   --------------------------------------------------------------------------



CUSIP Number                  Principal Amount            Maturity Date              Interest Rate
------------                  ----------------            -------------              -------------


710318AJ5                     $150,000,000                February 2002              5.745% from March 27,
Class A Certificates                                      Distribution Date          1997 through April 14, 1997
                                                                                     and LIBOR + 0.12%
                                                                                     thereafter
710318AJ5                     $150,000,000                February 2002              5.745% from March 27,
Class A Certificates                                      Distribution Date          1997 through April 14, 1997
                                                                                     and LIBOR + 0.12%
                                                                                     thereafter
710318AJ5                     $125,000,000                February 2002              5.745% from March 27,
Class A Certificates                                      Distribution Date          1997 through April 14, 1997
                                                                                     and LIBOR + 0.12%
                                                                                     thereafter
710318AK2                     $33,750,000                 March 2002                 5.945% from March 27,
Class B Certificates                                      Distribution Date          1997 through April 14, 1997
                                                                                     and LIBOR + 0.32% thereafter

                                                                      SCHEDULE B

                       SAMPLE OFFICIAL STATEMENT LANGUAGE
                       DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
 (Prepared by DTC--bracketed material may be applicable only to certain issues)

         1. The Depository Trust Company "DTC", New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC's partnership nominee). One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate principal amount of such issue, and will be deposited with DTC. [If, however, the aggregate principal amount of [any] issue exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

         2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities
Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

         3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

         4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

         5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         [6. Redemption notices shall be sent to Cede & Co. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.]

         7. Neither DTC nor Cede & Co. will consent or vote with respect to Securities. Under its usual procedures, DTC mails an Omnibus Proxy to Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date identified in a listing attached to the Omnibus Proxy.

         8. Principal and interest payments on the Securities will be made to DTC. DTC's practice is to credit Direct Participants accounts on payable date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on payable date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC. Trustee, or Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to DTC is the responsibility of Issuer or Trustee, disbursement of such payments to Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

         [9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to Trustee [or Tender/Remarketing Agent], and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to Trustee [or Tender/Remarketing Agent]. The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records and followed by a book-entry credit of tendered Securities to Trustee [or Tender/Remarketing Agent's] DTC account.]

         10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

         11. Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

         12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.

                                                                    EXHIBIT I


                    FORM OF REASSIGNMENT OF REMOVED ACCOUNTS


         REASSIGNMENT No. ___ of RECEIVABLES, dated as of ______________, ___ (this "Reassignment"), by and between PEOPLE'S BANK, a Connecticut capital stock savings bank (the "Transferor"), and BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York (the "Trustee"), pursuant to the Pooling and Servicing Agreement referred to below.

         WHEREAS, the Transferor and the Trustee are parties to the Amended and Restated Pooling and Servicing Agreement, dated as of March 18, 1997 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement");

         WHEREAS, pursuant to the Pooling and Servicing Agreement, the Transferor wishes to remove all Receivables (such term and other capitalized terms used herein without definition being defined in Section 1 hereof) from the Accounts designated pursuant to Section 3 hereof (the "Removed Accounts") and to cause the Trustee to reconvey the Receivables of such Removed Accounts, whether now existing or hereafter created, from the Trust to the Transferor; and

         WHEREAS, the Trustee is willing to accept such designation and to reconvey the Receivables in the Removed Accounts subject to the terms and conditions hereof;

         NOW THEREFORE, the Transferor and the Trustee hereby agree as follows:

         1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.

         "Removal Date" shall mean, with respect to the Removed Accounts designated hereby, _____________, 19___.

         "Removal Notice Date" shall mean, with respect to the Removed Accounts designated hereby, _____________, 19___, which shall be a date on or prior to the fifth Business Day prior to the Removal Date).

         2. Conveyance of Receivables. (a) The Trustee does hereby transfer, assign, set-over and otherwise convey to the Transferor without recourse, on and after the Removal Date, all right, title and interest of the Trust in and to the Receivables now existing and hereafter created in the Removed Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Connecticut or New York) of such Receivables and the right to receive amounts paid as Interchange with respect to such Removed Accounts pursuant to the Pooling and Servicing Agreement.

         (b) In connection with such transfer, the Trustee agrees to execute and deliver to the Transferor of the Removed Accounts, on or prior to the date of this Reassignment, a termination statement with respect to the Receivables now existing and hereafter created in the Removed Accounts designated hereby (which may be a single termination statement with respect to all such Receivables) evidencing the release by the Trust of its lien on the Receivables in the Removed Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such lien, provided that such termination statement shall be prepared by the Transferor.

         3. Designation of Removed Accounts. The Transferor of the Removed Accounts shall deliver to the Trustee, not later than five Business Days (or as soon as reasonably practicable) after the Removal Date, a computer file or microfiche list containing a true and complete list of each Account which as of the Removal Date shall be deemed to be a Removed Account, such Accounts being identified by account number and by the aggregate amount of Principal Receivables in such Accounts as of the close of business on the Removal Date. Such list shall be marked as Schedule 1 to this Reassignment and shall be incorporated into and made a part of this Reassignment as of the Removal Date.

         4. Acceptance by Trustee. The Trustee hereby acknowledges and agrees that, prior to or simultaneously with the execution and delivery of this Reassignment, the Transferor delivered to the Trustee the computer file or microfiche list described in Section 2 of this Reassignment.

         5. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Trust as of the Removal Date as follows:

         (a) Legal Valid and Binding Obligation. This Reassignment constitutes a legal, valid and binding obligation of such Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of state-chartered banking associations and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                  (b) Absence of Pay Out Event or Certain Other Events. The removal of any Receivables of any Removed Accounts on any Removal Date will not, in the reasonable belief of the Transferor, (i) cause a Pay Out Event to occur (for which determination the Receivables of each Removed Account shall be considered to have been removed as of the Removal Date), (ii) cause the Seller Interest as a percentage of Aggregate Principal Receivables to be less than 10% on such Removal Date or (iii) result in the failure to make any payment specified in the related Supplement with respect to any Series.

         (c) Selection Procedures. No selection procedures believed by the Transferor to be materially adverse to the interests of the Investor Certificateholders without regard to any Enhancement were utilized in selecting the Removed Accounts designated hereby.

         6. Conditions to Reassignment. The removal from the Trust and reassignment to the Transferor of the Receivables in the Removed Accounts as of the Removal Date is subject to the satisfaction, on or prior to the date hereof, of the following conditions:

         (a) Notice Designating Removed Accounts. Within five Business Days (or as soon as is reasonably practicable) after the Removal Date, the Transferor shall have delivered or caused to be delivered to the Trustee, pursuant to
Section 3 hereof, a computer file or microfiche list containing a true and complete list of all Removed Accounts identified by account number and the aggregate amount of the Principal Receivables in such Removed Accounts as of the Removal Date.

         (b) Officer's Certificate. The Transferor shall have delivered to the Trustee an Officer's Certificate certifying that (i) as of the Removal Date, all requirements set forth in Section 2.7 of the Pooling and Servicing Agreement for designating Removed Accounts and reconveying the Receivables of such Removed Accounts, whether now existing or hereafter created, have been satisfied, other than the delivery by the Transferor to the Trustee within five Business Days after the Removal Date of a computer file or microfiche list of the Removed Accounts, and (ii) each of the representations and warranties made by the Transferor of the Removed Accounts in Section 5 hereof is true and correct as of the Removal Date. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

         (c) Notice to Rating Agency. On or before the twentieth Business Day prior to the Removal Date, the Rating Agency shall have received notice of such proposed removal of Accounts.

         (d) Rating Agency Confirmation. The Transferor and the Trustee shall have received notice from the Rating Agency that such proposed removal of Accounts will not result in the reduction or withdrawal of its then exiting rating of any Series of Certificates then issued and outstanding.

         (e) Opinion of Counsel The Transferor, the Trustee and the Rating Agencies shall have received an Opinion of Counsel that the proposed removal shall not adversely effect the federal income tax characterization of the Trust.

         7. Counterparts. This Reassignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused this Reassignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                                 PEOPLE'S BANK,
                                 as Transferor


                                 By: ___________________________
                                     Name:
                                     Title:



                                 BANKERS TRUST COMPANY, not in its
                                 individual capacity, but solely as
                                 Trustee


                                 By: ___________________________
                                     Name:
                                     Title:

                                                                     EXHIBIT J

                                     FORM OF
                        OFFICER'S CERTIFICATE PURSUANT TO
                            SECTION 2.8(d)(ii) OF THE
                         POOLING AND SERVICING AGREEMENT


         The undersigned, _________________, a duly authorized officer of People's Bank, a Connecticut stock savings bank, hereby certifies, not in [his][her] individual capacity, but solely as a duly authorized officer of People's Bank, as follows:

                  (i) This Certificate is delivered pursuant to Section 2.8(d)(ii) of the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997 (as heretofore amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and between People's Bank, a Connecticut stock savings bank, as seller and servicer (the "Seller"), and Bankers Trust Company, a New York banking corporation, not in its individual capacity but solely as trustee (the "Trustee") of the People's Bank Credit Card Master Trust pursuant to the Pooling and Servicing Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

                  (ii)  The  undersigned  is  duly  authorized  pursuant  to the
         Pooling  and   Servicing   Agreement   to  execute  and  deliver   this
         Certificate.

                  (iii) All requirements set forth in Sections 2.7(a) of the Pooling and Servicing Agreement for the designation of Expired Accounts and the deletion and removal from the Trust and reassignment to the Seller of Receivables from Expired Accounts have been satisfied as of the date hereof.

                  (iv) Each of the representations and warranties made by the Seller in Section 2.8(c) of the Pooling and Servicing Agreement is true and correct as of the Expired Account Removal Date occurring on ____________, ____; and

                  (v) Each of the conditions to the deletion and removal from the Trust and reassignment to the Seller of Receivables from Removed Accounts set forth in Sections 2.7(b) and 2.8(d) of the Pooling and Servicing Agreement have been satisfied as of the Expired Account Removal Date.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this ___ day of ________, ____.



                                PEOPLE'S BANK



                                By:
                                      Name:
                                      Title:

                                                                     EXHIBIT 4.2




                                                                [EXECUTION COPY]
--------------------------------------------------------------------------------


                                  PEOPLE'S BANK

                             Transferor and Servicer

                                       and

                              BANKERS TRUST COMPANY

                                     Trustee

           on behalf of the Series 1997-1 Investor Certificateholders


--------------------------------------------------------------------------------



                            SERIES 1997-1 SUPPLEMENT

                           Dated as of March 18, 1997

                                       to

              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                           Dated as of March 18, 1997

--------------------------------------------------------------------------------



                                  $500,000,000

                     PEOPLE'S BANK CREDIT CARD MASTER TRUST

                       $425,000,000 Floating Rate Class A
                    Asset Backed Certificates, Series 1997-1

                        $33,750,000 Floating Rate Class B
                    Asset Backed Certificates, Series 1997-1

                 $41,250,000 Collateral Interest, Series 1997-1


--------------------------------------------------------------------------------

                                                                Page


                                                 TABLE OF CONTENTS

                                                                Page

RECITALS .........................................................1

SECTION 1.     Designation........................................1

SECTION 2.     Definitions........................................2

SECTION 2.1    Other Definitional Provisions.....................27

SECTION 3.     Conveyance of Interest in Series Accounts.........27

SECTION 4.     Minimum Seller Interest, Minimum Aggregate
                   Principal Receivables and Removal of
                   Accounts......................................27

SECTION 5.     Reassignment and Transfer Terms...................28

SECTION 6.     Delivery and Payment for the Series 1997-1
                   Certificates..................................28

SECTION 7.     Depositary; Form of Delivery of Series 1997-1
                   Certificates..................................28

SECTION 8.     Enhancement.......................................29

SECTION 9.     Article IV of Agreement...........................29

SECTION 9.A    Series 1997-1 Pay Out Events......................73

SECTION 10.    Series 1997-1 Termination.........................76

SECTION 11.    Ratification and Reaffirmation of Pooling
                   and Servicing Agreement.......................76

SECTION 12.    Ratification and Reaffirmation of
                   Representations and Warranties................77

SECTION 13.    [RESERVED]........................................77

SECTION 14.    No Subordination..................................77

                                                                Page



SECTION 15.    Repurchase of the Series 1997-1
                   Certificates..................................77

SECTION 16.    Counterparts......................................78

SECTION 17.    Additional Covenants of Transferor................78

SECTION 18.    Series 1997-1 Investor Exchange...................79

SECTION 19.    Governing Law.....................................79

SECTION 20.    Notification to Luxembourg Stock Exchange.........79




EXHIBIT 1-A    Form of Class A Investor Certificate
EXHIBIT 1-B    Form of Class B Investor Certificate
EXHIBIT 2      Form of Monthly Certificateholders' Statement
EXHIBIT 3      DTC Letter of Representations
EXHIBIT 4      Form of Monthly Payment Instructions to Trustee
EXHIBIT 5      Form of Notice to Trustee Regarding Completion of
                 Required Deposits and Withdrawals
EXHIBIT 6      Form of Notification to Trustee Regarding Failure
                 to Make Payment

         SERIES 1997-1 SUPPLEMENT, dated as of March 18, 1997 (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Pooling and Servicing Agreement referenced below, this "Series Supplement") by and between PEOPLE'S BANK, a Connecticut capital stock savings bank, as Transferor and Servicer, and BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity but solely as Trustee under the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997 between People's Bank and the Trustee (as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Pooling and Servicing Agreement").

                                    RECITALS:

         1. Section 6.9(b) of the Pooling and Servicing Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a Supplement to the Pooling and Servicing Agreement for the purpose of authorizing the delivery by the Trustee to the Transferor for the execution and redelivery to the Trustee for authentication of one or more Series of Investor Certificates.

         2. Pursuant to this Series Supplement, the Transferor and the Trustee on behalf of the Trust shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

         SECTION 1. Designation. (a) The Series 1997-1 Investor Certificates shall be issued in two Classes, which shall be designated generally as the Floating Rate Class A Asset Backed Certificates, Series 1997-1 and the Floating Rate Class B Asset Backed Certificates, Series 1997-1. In addition, there is hereby authorized a third Class which constitutes an uncertificated interest in the Trust, which shall be deemed to be an "Investor Certificate" for all purposes under the Pooling and Servicing Agreement and this Series Supplement, except as expressly provided herein, and shall be known as the Collateral Interest, Series 1997-1 and have the rights assigned to the Collateral Interest in this Series Supplement.

         (b)  The  Collateral   Interest  Holder,  as  holder  of  an  "Investor
Certificate" under the Pooling and Servicing Agreement, shall be entitled to the benefits of the Pooling and Servicing

Agreement and this Series Supplement upon payment by the Collateral Interest Holder of amounts owing on the Closing Date pursuant to the Loan Agreement. Notwithstanding the foregoing, except as expressly provided herein, (i) the provisions of Article VI and Article XII of the Pooling and Servicing Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates shall not be applicable to the Collateral Interest and (ii) the Opinion of Counsel specified in clause (d) of the sixth sentence of subsection 6.9(h) of the Agreement shall not be required with respect to the Collateral Interest.

         SECTION 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Pooling and Servicing Agreement, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein are defined in the Pooling and Servicing Agreement. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Pooling and Servicing Agreement except as otherwise provided herein. Each capitalized term used or defined herein shall relate only to the Series 1997-1 Investor Certificates and to no other Series of Certificates issued by the Trust.

         "Accumulation Shortfall" shall mean (a) with respect to the Transfer Date occurring immediately prior to the Initial Class A Accumulation Date, zero, and (b) with respect to each Transfer Date thereafter during the Controlled Accumulation Period occurring prior to the Class A Scheduled Payment Date, the excess, if any, of the applicable Controlled Deposit Amount for the immediately preceding Transfer Date over the amount deposited into the Principal Funding Account pursuant to subsection 4.8(a)(ii)(A) on such preceding Transfer Date.

         "Adjusted Investor Interest" shall mean, on any date of determination, an amount equal to the sum of (a) the Class A Adjusted Investor Interest, (b) the Class B Investor Interest and (c) the Collateral Interest, in each case as of such date of determination.

         "Agent" shall have the meaning specified in the Loan Agreement.

         "Agreement" shall mean the Pooling and Servicing Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, including by this Series Supplement thereto.

         "Available Investor Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to (a) Principal Collections processed on any Date of Processing during such Monthly Period, which were allocated to the Investor Interest and were deposited in the Principal Account pursuant to subsection 4.4(c)(ii), 4.4(d)(ii) or 4.4(e)(ii) (or which will be deposited in the Collection Account on the Transfer Date following such Monthly Period pursuant to the fourth paragraph of subsection 4.2(a) of the Agreement and will be allocated to the Investor Interest pursuant to subsection 4.4(c)(ii), 4.4(d)(ii) or 4.4(e)(ii) as if they had been deposited in the Collection Account during such Monthly Period), plus (b) the sum of the amounts allocated on such related Transfer Date to Investor Default Amounts and Investor Charge-Offs pursuant to subsections 4.6(a)(iii), 4.6(a)(iv), 4.6(b)(iii), 4.6(b)(iv), 4.6(d)(i), 4.6(d)(ii), 4.6(d)(ix), 4.6(d)(x) and 4.12, as applicable, minus (c)
the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.12 are required to fund the Class A Required Amount and the Class B Required Amount (other than any portions thereof that are applied pursuant to (x) subsection 4.6(a)(iii), 4.6(a)(iv), 4.6(b)(iii) or 4.6(b)(iv) and (y) subsection 4.6(d)(i) or 4.6(d)(ii) (to the extent such portions pursuant to subsection 4.6(d)(i) or 4.6(d)(ii) are available to pay Investor Default Amounts or Investor Charge-Offs), which shall, without duplication, be included as Available Investor Principal Collections pursuant to clause (b) above), plus (d) Available Shared Principal Collections with respect to such Monthly Period.

         "Available Reserve Account Amount" shall mean, as to any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.9(b) on such date, but before giving effect to any deposit made or to be made pursuant to subsection 4.6(d)(xi) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

         "Available Shared Principal Collections" shall mean, with respect to any Monthly Period, Shared Principal Collections available to be allocated to the Series 1997-1 Investor
Certificates from each other Series.

         "Base Rate" shall mean, with respect to any Monthly Period, the Certificate Rate plus 2.00% per annum.

         "Calculation Period" shall have the meaning specified in the applicable Interest Rate Cap.

         "Certificate Rate" shall mean, with respect to the Series 1997-1 Investor Certificates and any Monthly Period, the weighted average of (i) the lesser of the Class A Certificate Rate and the Class A Cap Rate, (ii) the lesser of the Class B Certificate Rate and the Class B Cap Rate and (iii) the Collateral Rate (weighted based on the Class A Investor Interest, the Class B Investor Interest and the Collateral Interest, respectively, as of the last day of the preceding Monthly Period).

         "Class A Adjusted Investor Interest" shall mean, on any date of determination, an amount equal to the Class A Investor Interest minus the Principal Funding Account Balance on such date of determination.

         "Class A Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Class A Floating Allocation of Finance Charge Collections (other than the proceeds of the sale of any Interest Rate Cap pursuant to Section 4.11(g)) processed on any Date of Processing during such Monthly Period, which are allocated to the Investor Interest and deposited in the Finance Charge Account pursuant to Article IV (or which will be deposited in the Collection Account on the Transfer Date following such Monthly Period pursuant to the fourth paragraph of subsection 4.2(a) of the Agreement and will be allocated to the Investor Interest pursuant to subsection 4.4(c)(i), 4.4(d)(i) or 4.4(e)(i) as if they had been deposited in the Collection Account during such Monthly Period), (b) the Principal Funding Investment Proceeds, if any, arising pursuant to subsection 4.3(c) with respect to the related Transfer Date which are to be applied as Class A Available Funds pursuant to such subsection (or which will be required to be deposited in the Finance Charge Account pursuant to such subsections on the related Transfer Date), (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date pursuant to subsections 4.9(b) and 4.9(d) and (d) the proceeds from the sale of all or any portion of the Class A Interest Rate Cap deposited into the Collection Account during such Monthly Period pursuant to subsection 4.11(g).

         "Class A Cap Rate" shall mean 10.12% per annum.

         "Class A Certificate Rate" shall mean, with respect to the period from and including the Closing Date through and including April 14, 1997, 5.745% per annum, and with respect to each Interest Accrual Period thereafter, a per annum rate equal to 0.12% in excess of LIBOR as determined on the related LIBOR Determination Date.

         "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

         "Class A Certificates" shall mean any of the Floating Rate Class A Asset Backed Certificates, Series 1997-1, executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of
Exhibit 1-A hereto.

         "Class A Covered Amount" shall mean an amount determined as of each Transfer Date with respect to any Interest Accrual Period as the product of (a) a fraction, the numerator of which is the actual number of days in such Interest Accrual Period and the denominator of which is 360, (b) the Class A Certificate Rate in effect with respect to such Interest Accrual Period, and (c) the Principal Funding Account Balance as of the Distribution Date preceding such Transfer Date after giving effect to all payments, deposits and withdrawals on such Distribution Date.

         "Class A Excess Interest" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the amount by which the Class A Certificate Rate exceeds the Class A Cap Rate with respect to the immediately preceding Interest Accrual Period, (b) the Class A Excess Principal, if any, as of the preceding Distribution Date (after giving effect to all payments, deposits and withdrawals on such Distribution Date), and (c) the actual number of days in such Interest Accrual Period divided by 360.

         "Class A Excess Principal" shall mean on any date of determination, the amount by which the Class A Investor Interest exceeds the Expected Class A Principal after giving effect to all payments, deposits and withdrawals on such date.

         "Class A Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided that, with respect to the first Monthly Period, the Class A Floating Allocation means the percentage equivalent of a fraction, the numerator of which is the Class A Initial Investor Interest and the denominator of which is the Initial Investor Interest.

         "Class  A  Initial  Investor  Interest"  shall  mean,  on any  date  of determination, the aggregate initial principal amount of the Class A Certificates on the Closing Date, which is $425,000,000, less the portion of such amount represented by Class A Certificates tendered and canceled pursuant to any Series 1997-1 Investor Exchange occurring prior to such date of determination.

         "Class A Interest Rate Cap" shall mean the master agreement dated as of March 27, 1997 between the Trustee and the Interest Rate Cap Provider, as supplemented by the schedule attached thereto and the confirmation dated March 27, 1997 between the Trustee and the Interest Rate Cap Provider, relating to the Class A Certificates and for the exclusive benefit of the Class A Certificateholders, or (unless context requires otherwise) any Replacement Interest Rate Cap or Qualified Substitute Arrangement with respect thereto, as the same may in each case be amended, supplemented or otherwise modified from time to time in accordance with its terms upon ratings confirmation by the Rating Agency.

         "Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.5(a).

         "Class A Investor Default Amount" shall mean, (i) with respect to the period from and including the Closing Date through and including March 31, 1997, an amount equal to the Class A Investor Default Amount (calculated pursuant to clause (ii) of this definition) for the full March 1997 Monthly Period, multiplied by 5/31, and (ii) with respect to each Monthly Period thereafter, an amount equal to the product of (a) the Investor Default Amount for such Monthly Period and (b) the Class A Floating Allocation for such Monthly Period.

         "Class A Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of payments of principal paid to the Class A Certificateholders pursuant to Section 4.8 prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-Offs reimbursed pursuant to subsections 4.6(a)(iv), 4.6(d)(i) and 4.6(e) prior to such date of determination; provided, however, that upon the tender and cancellation of any Class A Certificates pursuant to a Series 1997-1 Investor Exchange, the amounts stated in clauses (b) and (c) shall be computed with respect to the Class A Certificates not tendered or canceled pursuant to such Series 1997-1 Investor Exchange; provided further, however, that such Class A Investor Interest may not be reduced below zero.

         "Class A Monthly Cap Rate Interest" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the lesser of the Class A Certificate Rate and the Class A Cap Rate with respect to the immediately preceding Interest Accrual Period, (b) the Class A Adjusted Investor Interest as determined as of the preceding Distribution Date or, for the initial Interest Accrual Period, the Closing Date (after giving effect to all payments, deposits and withdrawals on such Distribution Date or Closing Date, as applicable) and
(c) the actual number of days in such Interest Accrual Period divided by 360.

         "Class A Monthly Interest" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the product of (i) the Class A Certificate Rate with respect to the immediately preceding Interest Accrual Period and (ii) the lesser of the Class A Adjusted Investor Interest as of the preceding Distribution Date (after giving effect to all payments, deposits and withdrawals on such Distribution Date) and the Expected Class A Principal as of the preceding Distribution Date, or, for the first Distribution Date, the Class A Initial Investor Interest, and (iii) the actual number of days in such Interest Accrual Period divided by 360, (b) the Class A Covered Amount for such Interest Accrual Period, and (c) the product of (i) the Class A Excess Principal as of such preceding Distribution Date, (ii) the lesser of the Class A
Certificate Rate and Class A Cap Rate with respect to such Interest Accrual Period and (iii) the actual number of days in such Interest Accrual Period divided by 360.

         "Class A Monthly Principal" shall mean, with respect to each Transfer Date relating to the Controlled Accumulation Period or the Rapid Amortization Period, prior to the payment in full of the Class A Investor Interest, an amount equal the least of (i) Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Controlled Accumulation Period, prior to the Class A Scheduled Payment Date, the applicable Controlled Deposit Amount for such Transfer Date, and (iii) the Class A Adjusted Investor Interest prior to any deposits on such Transfer Date.

         "Class A Monthly Servicing Fee" shall mean (a) with respect to the first Transfer Date, an amount equal to the Class A Monthly Servicing Fee (calculated pursuant to clause (b) of this definition) for the full March 1997 Monthly Period, multiplied by 5/31, and (b) with respect to any subsequent Transfer Date, one-twelfth of the product of 2.00% and the Class A Adjusted Investor Interest on the last day of the preceding Monthly Period.

         "Class A Notional Amount" shall mean, on any date of determination, the notional amount of the Class A Interest Rate Cap on such date, which shall be an amount equal to the Expected Class A Principal with respect to such date of determination, calculated based upon a Controlled Accumulation Period commencing October 1, 2001 (with a Controlled Accumulation Period Length of four months), less the aggregate notional amount of any portions of the Class A Interest Rate Cap sold on or prior to such date pursuant to Section 4.11(g).

         "Class  A  Required  Amount"  shall  have  the  meaning   specified  in
subsection 4.6(e).

         "Class  A  Scheduled   Payment  Date"  shall  mean  the  February  2002
Distribution Date.

         "Class B Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Class B Floating Allocation of Finance Charge Collections (other than the proceeds of the sale of any Interest Rate Cap pursuant to Section 4.11(g)) processed on any Date of Processing during such Monthly Period, which are allocated to the Investor Interest and deposited in the Finance Charge Account pursuant to Article IV (or which will be deposited in the Collection Account on the Transfer Date following such Monthly Period pursuant to the fourth paragraph of subsection 4.2(a) of the Agreement and will be allocated to the Investor Interest pursuant to subsection 4.4(c)(i), 4.4(d)(i) or 4.4(e)(i) as if they had been deposited in the Collection Account during such Monthly Period) and (b) the proceeds from the sale of all or any portion of the Class B Interest Rate Cap deposited into the Collection Account during such Monthly Period pursuant to subsection 4.11(g).

         "Class B Cap Rate" shall mean 10.32% per annum.

         "Class B Certificate Rate" shall mean, with respect to the period from and including the Closing Date through and including April 14, 1997, 5.945% per annum, and with respect to each Interest Accrual Period thereafter, a per annum rate equal to 0.32% in excess of LIBOR, as determined on the related LIBOR Determination Date.

         "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

         "Class B Certificates" shall mean any of the Floating Rate Class B Asset Backed Certificates, Series 1997-1, executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of
Exhibit 1-B hereto.

         "Class B Excess Interest" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the amount by which the Class B Certificate Rate exceeds the Class B Cap Rate with respect to the immediately preceding Interest Accrual Period, (b) the Class B Excess Principal, if any, as of the preceding Distribution Date (after giving effect to all payments, deposits and withdrawals on such Distribution Date), and (c) the actual number of days in such Interest Accrual Period divided by 360.

         "Class B Excess Principal" shall mean on any date of determination the amount by which the Class B Investor Interest exceeds the Expected Class B Principal after giving effect to all payments, deposits and withdrawals on such date.

         "Class B Fixed Allocation" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on such day.

         "Class B Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided that, with respect to the first Monthly Period, the Class B Floating Allocation means the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest.

         "Class  B  Initial  Investor  Interest"  shall  mean,  on any  date  of determination, the aggregate initial principal amount of the Class B Certificates on the Closing Date, which is $33,750,000, less the portion of such amount represented by Class B Certificates tendered and canceled pursuant to any Series 1997-1 Investor Exchange occurring prior to such date of determination.

         "Class B Interest Rate Cap" shall mean the master agreement dated as of March 27, 1997 between the Trustee and the Interest Rate Cap Provider, as supplemented by the schedule attached thereto and the confirmation dated March 27, 1997 between the Trustee and the Interest Rate Cap Provider, relating to the Class B Certificates and for the exclusive benefit of the Class B

Certificateholders, or (unless context requires otherwise) any Replacement Interest Rate Cap or Qualified Substitute Arrangement with respect thereto, as the same may in each case be amended, supplemented or otherwise modified from time to time in accordance with its terms upon ratings confirmation by the Rating
Agency.

         "Class B Investor Allocation" shall mean, with respect to any Monthly Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class B Floating Allocation, and (b) with respect to the Principal Receivables during the Controlled Accumulation Period or Rapid Amortization Period, the Class B Fixed Allocation.

         "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.5(b).

         "Class B Investor Default Amount" shall mean, (i) with respect to the period from and including the Closing Date through and including March 31, 1997, an amount equal to the Class B Investor Default Amount (calculated pursuant to clause (ii) of this definition) for the full March 1997 Monthly Period, multiplied by 5/31, and (ii) with respect to each Monthly Period thereafter, an amount equal to the product of (a) the Investor Default Amount for such Monthly Period and (b) the Class B Floating Allocation for such Monthly Period.

         "Class B Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of payments of principal paid to the Class B Certificateholders pursuant to Section 4.8 prior to such date of determination, minus (c) the aggregate amount of Reallocated Class B Principal Collections allocated on all prior Transfer Dates pursuant to Section 4.12 with respect to which the Collateral Interest was not reduced pursuant to such Section 4.12, minus (d) the aggregate amount of Class B Investor Charge-Offs with respect to all prior Transfer Dates, minus (e) the amount by which the Class B Investor Interest has been reduced on all prior Transfer Dates pursuant to the third sentence of subsection 4.5(a) plus (f) the aggregate amount allocated and available on all prior Transfer Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that upon the tender and cancellation of any Class B Certificates pursuant to a Series 1997-1 Investor Exchange, the amounts stated in clauses (b), (c), (d), (e) and (f) shall be computed with respect to the Class B Certificates not tendered or canceled pursuant to such Series 1997-1 Investor Exchange; provided further, however, that such Class B Investor Interest may not be reduced below zero.

         "Class B Monthly Cap Rate Interest" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the lesser of the Class B Certificate Rate and the Class B Cap Rate with respect to the immediately preceding Interest Accrual Period, (b) the Class B Investor Interest as determined as of the preceding Distribution Date or, for the initial Interest Accrual Period, the Closing Date (after giving effect to all payments, deposits and withdrawals on such Distribution Date or Closing Date) and (c) the actual number of days in such preceding Interest Accrual Period divided by 360.

         "Class B Monthly Interest" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the product of (i) the Class B Certificate Rate with respect to the immediately preceding Interest Accrual Period, (ii) the lesser of the Class B Investor Interest as of the preceding Distribution Date (after giving effect to all payments, deposits and withdrawals on such Distribution Date) and the Expected Class B Principal as of the preceding Distribution Date, or, for the first Distribution Date, the Class B Initial Investor Interest, and (iii) the actual number of days in such Interest Accrual Period divided by 360 and (b) the product of (i) the Class B Excess Principal as of such preceding Distribution Date,(ii) the lesser of the Class B Certificate Rate and the Class B Cap Rate with respect to such Interest Accrual Period and (iii) the actual number of days in such Interest Accrual Period divided by 360.

         "Class B Monthly Principal" shall mean, with respect to each Transfer Date relating to the Controlled Accumulation Period immediately following the Class A Scheduled Payment Date, or with respect to any Transfer Date relating to the Rapid Amortization Period, beginning with the Transfer Date on which the Class A Investor Interest has been paid in full (after taking into account payments to be made on the related Distribution Date), an amount equal to the lesser of (i) Available Investor Principal Collections on deposit in the Principal Account (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Transfer
Date) and (ii) the Class B Investor Interest for such Transfer Date.

         "Class B Monthly Servicing Fee" shall mean (a) with respect to the first Transfer Date, an amount equal to the Class B Monthly Servicing Fee (calculated pursuant to clause (b) of this definition) for the full March 1997 Monthly Period, multiplied by 5/31, and (b) with respect to any subsequent Transfer Date, one-twelfth of the product of 2.00% and the Class B Investor Interest on the last day of the preceding Monthly Period.

         "Class B Notional Amount" shall mean, on any date of determination, the notional amount of the Class B Interest Rate Cap on such date, which shall be an amount equal to the Expected Class B Principal with respect to such date of determination, less the aggregate notional amount of any portions of the Class B Interest Rate Cap sold on or prior to such date pursuant to Section 4.11(g).

         "Class B Payment Commencement Date" shall mean either the Distribution Date on which the Class A Investor Interest is reduced to zero or, if the Class A Investor Interest is paid in full on the Class A Scheduled Payment Date and the Rapid Amortization Period has not commenced, the Distribution Date following the Class A Scheduled Payment Distribution Date.

         "Class  B  Required  Amount"  shall  have  the  meaning   specified  in
subsection 4.6(f).

         "Class B Scheduled Payment Date" shall mean the March 2002 Distribution Date.

         "Closing Date" shall mean March 27, 1997.

         "Collateral Allocation" shall mean, with respect to any Monthly Period,
(a) with respect to Default Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Collateral Floating Allocation, and (b) with respect to Principal Receivables during the Controlled

Accumulation   Period  or  Rapid  Amortization   Period,  the  Collateral  Fixed
Allocation.

         "Collateral Available Funds" shall mean, with respect to any Monthly Period, the Collateral Floating Allocation of Finance Charge Collections processed on any Date of Processing during such Monthly Period, which are allocated to the Investor Interest and deposited in the Finance Charge Account pursuant to Article IV (or which will be deposited in the Collection Account on the Transfer Date following such Monthly Period pursuant to the fourth paragraph of subsection 4.2(a) of the Agreement and will be allocated to the Investor Interest pursuant to subsection 4.4(c)(i), 4.4(d)(i) or 4.4(e)(i) as if they had been deposited in the Collection Account during such Monthly Period).

         "Collateral Default Amount" shall mean, (i) with respect to the period from and including the Closing Date through and including March 31, 1997, an amount equal to the Collateral Default Amount (calculated pursuant to clause
(ii) of this definition) for the full March 1997 Monthly Period, multiplied by 5/31, and (ii) for each Monthly Period thereafter, an amount equal to the product of (a) the Investor Default Amount for such Monthly Period and (b) the Collateral Floating Allocation for such Monthly Period.

         "Collateral Fixed Allocation" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on such day.

         "Collateral Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided that, with respect to the first Monthly Period, the Collateral Floating Allocation means the percentage equivalent of a fraction, the numerator of which is the Initial Collateral Interest and the denominator of which is the Initial Investor Interest.

         "Collateral Interest" shall mean, on any date of determination, a fractional undivided interest in the Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Collateral Interest Holder under this Series Supplement, the portion of Collections allocable thereto under the Agreement and this Series Supplement, and funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Series Supplement. On any date of determination, for purposes of all calculations in the Agreement and this Series Supplement, the amount of the Collateral Interest shall be an amount equal to (a) the Initial Collateral Interest, minus (b) the aggregate amount of payments of principal paid to the Collateral Interest Holder pursuant to Section 4.8 prior to such date of determination, minus (c) the aggregate amount of Reallocated Principal Collections allocated on all prior Transfer Dates pursuant to Section 4.12, minus (d) the aggregate amount of Collateral Interest Charge-Offs with respect to all prior Transfer Dates, minus (e) the amount by which the Collateral Interest has been reduced on all prior Transfer Dates pursuant to the second sentence of subsection 4.5(a) plus (f) the aggregate amount allocated and available on all prior Transfer Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that such Collateral Interest may not be reduced below zero.

         "Collateral Interest Charge-Offs" shall have the meaning specified in subsection 4.5(c).

         "Collateral Interest Holder" shall mean the entity so designated in the Loan Agreement.

         "Collateral Interest Monthly Servicing Fee" shall mean (a) with respect to the first Transfer Date, an amount equal to the Collateral Interest Monthly Servicing Fee (calculated pursuant to clause (b) of this definition) for the full March 1997 Monthly Period, multiplied by 5/31, and (b) with respect to any subsequent Transfer Date, one-twelfth of the product of 2.00% and the Collateral Interest on the last day of the preceding Monthly Period.

         "Collateral Interest Surplus" shall mean, with respect to any date of determination, the amount, if any, by which the Collateral Interest as of such date (after giving effect to reductions in the Collateral Interest for any Collateral Interest Charge-Offs and Reallocated Principal Collections and any further adjustments to the Collateral Interest for the benefit of the Class A Certificateholders and the Class B Certificateholders as of such date) exceeds the Required Collateral Interest as of such date.

         "Collateral Monthly Interest" shall mean, with respect to any Transfer Date, an amount equal to the product of (i) the Collateral Rate with respect to the related Interest Accrual Period, (ii) the Collateral Interest as of the preceding Distribution Date (after giving effect to all payments, deposits and withdrawals on such Distribution Date) or, for the first Distribution Date, the Initial Collateral Interest, and (iii) the actual number of days in the related Interest Accrual Period divided by 360.

         "Collateral Monthly Principal" shall mean (a) with respect to any Transfer Date relating to the Revolving Period, following any reduction of the Required Collateral Interest effected as described in clause (z) of the proviso of the definition of "Required Collateral Interest", an amount equal to the lesser of (x) the Collateral Interest Surplus as of such Transfer Date and (y) the Available Investor Principal Collections on such Transfer Date, (b) with respect to any Transfer Date relating to the Controlled Accumulation Period or the Rapid Amortization Period, as the case may be, an amount equal to the lesser of (x) the Collateral Interest Surplus as of such Transfer Date and (y) the excess, if any of (i) the Available Investor Principal Collections over (ii) the sum of the Class A Monthly Principal and the Class B Monthly Principal on such Transfer Date.

         "Collateral Rate" shall mean for any Interest Accrual Period, the rate specified in the Loan Agreement.

         "Controlled Accumulation Amount" shall mean (a) for any Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, $30,357,142.86; provided that if the Controlled Accumulation Period Length is modified pursuant to subsection 4.8(d),
(i) the

Controlled Accumulation Amount for each Transfer Date with respect to the Controlled Accumulation Period shall mean the amount determined in accordance with subsection 4.8(d) on the date on which the Controlled Accumulation Period has most recently been modified and (ii) the sum of the Controlled Accumulation Amounts for all Transfer Dates with respect to the modified Controlled Accumulation Period shall not be less than the Class A Investor Interest, and
(b) for any Transfer Date with respect to the Controlled Accumulation Period after the payment in full of the Class A Investor Interest, an amount equal to the Class B Investor Interest on such Transfer Date.

         "Controlled Accumulation Date" shall mean December 1, 2000.

         "Controlled Accumulation Period" shall mean, unless a Pay Out Event has occurred prior to such date, a period commencing on the Controlled Accumulation Date or such later day as is determined in accordance with subsection 4.8(d) and continuing to, but not including, a Pay Out Commencement Date or to, and including, (i) the date of termination of the Trust pursuant to Section 12.1 of the Agreement or (ii) the Series 1997-1 Termination Date.

         "Controlled   Accumulation   Period  Length"  shall  have  the  meaning
specified in subsection 4.8(d).

         "Controlled Deposit Amount" shall mean, with respect to any Transfer Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) the Accumulation Shortfall, if any, as of such date.

         "Definitive  Certificates"  shall have the meaning specified in Section
6.11 of the Agreement.

         "Discount Option" shall have the meaning specified in Section 4.14.

         "Discounted  Percentage"  shall have the meaning  specified  in Section
4.14.

         "Distribution Account" shall have the meaning specified in subsection 4.3(b).

         "Distribution Date" shall mean April 15, 1997 and the fifteenth day of each calendar month thereafter, or, if such fifteenth day is not a Business Day, the next succeeding Business Day; provided, however, that no Distribution Date shall occur after the earliest to occur of (x) the Distribution Date on which the Investor Interest has been paid in full, (y) the date of termination of the Trust pursuant to Section 12.1 of the Agreement, and (z) the Series 1997-1 Termination Date.

         "Enhancement" shall mean, with respect to the Series 1997-1 Investor Certificates, the subordination of the Collateral Interest to the extent provided herein, the Interest Rate Caps and, with respect to the Class A Certificates, the funds and securities on deposit in the Reserve Account, up to the Available Reserve Account Amount, and the subordination of the Class B Certificates to the extent provided herein.

         "Enhancement Provider" shall mean, with respect to the Series 1997-1 Certificates, the Collateral Interest Holder, and with respect to any other Series, the applicable provider of credit enhancement, if any.

         "Excess Principal Funding Investment Proceeds" shall mean, with respect to each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date exceed the Covered Amount determined on such Transfer Date.

         "Excess Spread" shall mean the sum of the amounts specified pursuant to subsections 4.6(a)(v), 4.6(b)(v) and 4.6(c)(ii).

         "Expected Class A Principal" shall mean, with respect to any date of determination, (a) on each date to but excluding the Initial Class A Accumulation Date, the Class A Initial Investor Interest, (b) on each date thereafter to but not including the Class A Scheduled Payment Date, the Class A Initial Investor Interest less the product of (i) the Controlled Accumulation Amount and (ii) the number of Distribution Dates that have occurred from and including the Initial Class A Accumulation Date, and (c) on each date thereafter, zero.

         "Expected Class B Principal" shall mean, with respect to any date of determination, (a) on each date to but excluding the

Class B Scheduled Payment Date, the Class B Initial Investor Interest, and (b) on each date thereafter, zero.

         "Finance Charge Account" shall have the meaning specified in Section 4.3(a).

         "Finance Charge Collections" shall mean Collections in respect of Finance Charge Receivables.

         "Fitch" shall mean Fitch Investors Service, L.P.

         "Fixed Investor Percentage" shall mean, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period (or, if there has been an Investor Exchange with respect to the Certificates after the end of the Revolving Period, the Investor Interest as of the end of the Revolving Period will be reduced ratably to reflect the amount of Certificates tendered and canceled pursuant to any Investor Exchange) and the denominator of which is the greater of (a) the Aggregate Principal Receivables as of such date of determination and (b) the sum of the numerators used to calculate the Investor Percentages for all outstanding Series with respect to Principal Receivables on such date of determination.

         "Floating Investor Percentage" shall mean, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is the Adjusted Investor Interest determined as of the close of business on the last day of the Monthly Period immediately preceding such date of determination (or with respect to the first Monthly Period, the Initial Investor Interest) and the denominator of which is the greater of (a) the Aggregate Principal Receivables as of such date of determination (or with respect to the first Monthly Period, the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the Closing Date), and (b) the sum of the numerators used to calculate the Investor Percentages for all outstanding Series on such date of determination with respect to Finance Charge Receivables, Default Amounts or Principal Receivables, as applicable, on such date of determination.

         "Initial Class A Accumulation Date" shall mean the first Distribution Date occurring after the Monthly Period in which the Controlled Accumulation Period commences.

         "Initial   Collateral   Interest"  shall  mean  the  aggregate  initial
principal amount of the Collateral Interest on the Closing Date, which is $41,250,000.

         "Initial Investor Interest" shall mean the sum of the Class A Initial Investor Interest, the Class B Initial Investor Interest and the Initial Collateral Interest.

         "Interest Accrual Period" shall mean, with respect to any Distribution Date, the period beginning on and including the Distribution Date occurring in the preceding calendar month (or, in the case of the first Distribution Date, from and including the Closing Date) through and including the day preceding the current Distribution Date.

         "Interest Rate Cap Payment" shall mean, with respect to any Distribution Date, any payment required to be made by the Interest Rate Cap Provider to the Trust pursuant to an Interest Rate Cap with respect to such Distribution Date.

         "Interest Rate Cap Provider" shall mean Lehman Brothers Financial Products Inc. in its capacity as obligor under the Interest Rate Caps, or if any Replacement Interest Rate Cap or Qualified Substitute Arrangement is obtained pursuant to Section 4.11, any obligor with respect to such Replacement Interest Rate Cap or Qualified Substitute Arrangement.

         "Interest Rate Caps" shall mean, collectively, the Class A Interest Rate Cap and the Class B Interest Rate Cap.

         "Investor Accounts" shall mean the Series 1997-1 Collection Subaccount established under Section 4.2B, the Principal Account, the Principal Funding Account and the Finance Charge Account established under subsection 4.3(a), the Distribution Account established under subsection 4.3(b) and the Reserve Account established under subsection 4.9(a).

         "Investor Charge-Offs" shall mean, with respect to any Transfer Date, the sum of the Class A Investor Charge-Offs, the

Class B Investor Charge-Offs and the Collateral Interest Charge- Offs, in each case with respect to such Transfer Date.

         "Investor Default Amount" shall mean, with respect to any Monthly Period, an amount equal to the product of (a) the sum of the Default Amounts for all Defaulted Accounts during such Monthly Period and (b) the Floating Investor Percentage for such Monthly Period.

         "Investor Interest" shall mean for any date of determination, the sum of the Class A Investor Interest, the Class B Investor Interest and the Collateral Interest, each as of such date.

         "Investor Percentage" shall mean, for any date of determination, (a) with respect to Finance Charge Receivables and Default Amounts at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period or the Rapid Amortization Period, the Fixed Investor Percentage.

         "LIBOR" shall mean, for any Interest Accrual Period, the London interbank offered quotations rate for one-month Dollar deposits determined for each Interest Accrual Period in accordance with the provisions of Section 4.13.

         "LIBOR Determination Date" shall mean (a) for the initial Interest Period, March 21, 1997 (for the period from and including the Closing Date through and including April 14, 1997) and (b) for each subsequent Interest Accrual Period, the second London Banking Day preceding the first day of such Interest Accrual Period.

         "Loan Agreement" shall mean the agreement among the Transferor, the Servicer, the Trustee, the Agent and the other financial institutions party thereto, dated as of March 27, 1997, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

         "London Banking Day" shall mean any day on which commercial banks are open for business (including dealings in foreign exchange and deposits in U.S. dollars) in London.

         "Minimum Aggregate Principal Receivables" shall have the meaning specified in Section 4 hereof.

         "Minimum Seller Interest" shall have the meaning specified in Section 4 hereof.

         "Monthly Investor Servicing Fee" shall mean (a) with respect to the first Monthly Period, an amount equal to the Monthly Investor Servicing Fee (calculated pursuant to clause (b) of this definition) for the full March 1997 Monthly Period, multiplied by 5/31, and (b) with respect to each subsequent
Monthly Period, an amount equal to one twelfth of the product of 2.00% and the Adjusted Investor Interest as of the last day of the preceding Monthly Period.

         "Monthly Total Principal Allocation" shall mean (a) with respect to any day in a Monthly Period, the Principal Allocation for such day plus the sum of all Principal Allocations on each prior day of such Monthly Period or (b) with respect to any Monthly Period, the Principal Allocation, if any, for the last day of such Monthly Period plus the sum of all Principal Allocations on each prior day of such Monthly Period.

         "Pay Out Commencement Date" shall mean, with respect to the Series 1997-1 Investor Certificates, the date on which a Trust Pay Out Event is deemed to occur or occurs pursuant to Section 9.1 of the Agreement or a Series 1997-1 Pay Out Event is deemed to occur or occurs pursuant to Section 9A hereof.

         "Permitted Investments" shall mean with respect to the Investor Accounts, (a) negotiable instruments or securities either represented by instruments in bearer or registered form or book-entry form at a federal reserve bank or held by a clearing corporation which are registered in the name of the Trustee upon books maintained for that purpose by or on behalf of the issuer thereof and identified on books maintained for that purpose by the Trustee and held for the benefit of the Trust or the Certificateholders and which evidence
(i) direct obligations of the United States of America or any agency or instrumentality thereof the full and timely payment of which is guaranteed by the full faith and credit of the United States of America; (ii) demand deposits, time deposits or certificates of deposit of, or bankers' acceptances issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depositary institution authorities; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, of such depositary institution or trust company shall have a credit rating from Standard & Poor's of A-1+ and from Fitch (if rated by Fitch) of F-1, and either such certificates of deposit or short-term deposits shall have a credit rating from Moody's of P-1 or the long-term unsecured debt obligations of such depositary institution or trust company (other than such obligations whose rating is based on collateral or on the credit of a Person other than such institution or trust company) shall have a rating from Moody's of at least Aa3, and the amount of such time deposits, demand deposits or certificates of deposit are fully insured within the limits of insurance set by the FDIC and the combined capital, surplus and undivided profits of such depositary institution or trust company is not less than $3 million; (iii) certificates of deposit having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from Moody's, Standard & Poor's and Fitch (if rated by Fitch) of P-1 and A-1+ and F-1, respectively; (iv) commercial paper having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from Moody's, Standard & Poor's and Fitch (if rated by Fitch) of P-1, A-1+ and F-1, respectively; and (v) investments in money market funds registered under the Investment Company Act rated in each case in the highest investment category by Standard & Poor's, Moody's and Fitch (if rated by Fitch), or otherwise approved in writing by the Rating Agency and acceptable to the Enhancement Provider; and
(b) demand deposits in the name of the Trust or the Trustee, on behalf of the Trust, in any depositary institution or trust company referred to in clause
(a)(ii) above; provided, however, that with respect to any of the Permitted Investments referred to herein, if requested by the Enhancement Provider, the Servicer shall furnish to the Enhancement Provider an Opinion of Counsel, in form and substance satisfactory to the Enhancement Provider and from counsel reasonably acceptable to it, to the effect that, upon conveyance of possession or registered ownership to the Trustee or its agent, nominee or custodian, on behalf of the Trust, of such Permitted Investment, the Trustee, on behalf of the Trust, will have a perfected first priority security interest in and to such Permitted Investment for the benefit of the Series 1997-1 Investor Certificateholders. Such opinion will be required only with respect to Permitted Investments of a type that have not previously been the subject of such an opinion or that have been the subject of a change in law. Notwithstanding the foregoing, if the Rating Agency rating the Series 1997-1 Investor Certificates is not Standard & Poor's, Moody's or Fitch, any investments specified in this definition of "Permitted Investments" as requiring a specific credit rating from Standard & Poor's, Moody's or Fitch (if rated by Fitch) must also have a comparable credit rating from, or otherwise be acceptable to, the Rating Agency rating the Series 1997-1 Investor Certificates, as confirmed to the Trustee in writing by such Rating Agency, and any investments specified in this definition of "Permitted Investments" as requiring written approval from Standard & Poor's, Moody's or Fitch must also receive written approval from such other Rating Agency.

         "Pool Amount" shall mean, with respect to any Monthly Period, the aggregate amount of Principal Receivables as of the close of business on the last day of such Monthly Period.

         "Pool Factor" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the Investor
Interest as of the end of the last day of the preceding Monthly Period (determined after taking into account any increases or decreases in the Investor Interest which will occur on the following Distribution Date) to the Initial Investor Interest.

         "Pooling and Servicing Agreement" shall have the meaning specified in the preamble to this document.

         "Portfolio Yield" shall mean, with respect to the Series 1997-1 Investor Certificates and any Monthly Period, the annualized percentage equivalent of a fraction the numerator of which is equal to the sum of (i) the lesser of (x) the Finance Charge Receivables allocable to the Investor Interest for such Monthly Period, calculated on a billed basis, after subtracting therefrom an amount equal to the Investor Default Amount with respect to such Monthly Period, and (y) the aggregate amount of Collections with respect to such Monthly Period, (ii) the Principal Funding Investment Proceeds deposited into the Finance

Charge Account on the Transfer Date related to such Monthly Period, (iii) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount), if any, with respect to such Monthly Period, and (iv) any amounts of interest and earnings described in Section 4.9, each deposited or required to be deposited into the Finance Charge Account on the Transfer Date relating to such Monthly Period (without duplication of amounts referenced in clauses (i), (ii) and (iii) above), and the denominator of which is the Investor Interest as of the last day of the preceding Monthly Period.

         "Principal Account" shall have the meaning specified in subsection 4.3(a).

         "Principal Allocation" shall have the meaning specified in subsection 4.4(d)(ii).

         "Principal Collections" shall mean Collections in respect of Principal Receivables.

         "Principal Funding Account" shall have the meaning specified in subsection 4.3(a).

         "Principal Funding Account Balance" shall mean, with respect to any date of determination, the amount of funds, if any, on deposit in the Principal Funding Account on such date of determination (other than Principal Funding Investment Proceeds).

         "Principal Funding Investment Proceeds" shall mean, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

         "Principal Funding Investment Shortfall" shall mean, with respect to each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date are less than the Class A Covered Amount determined as of such Transfer Date.

         "Principal Shortfall" shall mean (i) on any Date of Processing for the Series 1997-1 Investor Certificates, the excess of (x) an amount equal to the sum of (A) during the

Controlled Accumulation Period, the Controlled Deposit Amount, and during the Rapid Amortization Period, the Investor Interest, in each case with respect to the related Monthly Period, and (B) at any time, the Collateral Interest Surplus with respect to the related Monthly Period over (y) the Monthly Total Principal Allocation for such Date of Processing, or (ii) for any other Series the amounts specified as such in the Supplement for such other Series.

         "Qualified Substitute Arrangement" shall have the meaning specified in subsection 4.11(b).

         "Qualified Trust Institution" shall mean a depository institution or trust company having corporate trust powers under applicable federal and state laws organized under the laws of the United States of America or any one of the states thereof or the District of Columbia; provided, however, that the long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from Moody's, Standard & Poor's and Fitch (if rated by Fitch) of at least Baa3, BBB- and BBB-, respectively, and the deposits in whose accounts are insured to the limits provided by law and as required by the FDIC.

         "Rapid Amortization Period" shall mean an Amortization Period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (i) the date of termination of the Trust pursuant to Section 12.1 or (ii) the Series 1997-1 Termination Date.

         "Rating   Agency"  shall  mean,  with  respect  to  the  Series  1997-1
Certificates, each of Moody's, Standard & Poor's and Fitch, and with respect to the Collateral Interest means Fitch.

         "Reallocated Class B Principal Collections" shall mean, with respect to any Transfer Date, Principal Collections (including amounts specified pursuant to subsections 4.6(b)(iii) and (iv), 4.6(d)(ii) and 4.6(f) to be treated as Available Investor Principal Collections) applied in accordance with subsection 4.12(a) in an amount not to exceed the product of (a) the Class B Investor Allocation for the Monthly Period relating to such

Transfer Date, (b) the Investor Percentage for the Monthly Period relating to such Transfer Date and (c) the amount of Principal Collections for the Monthly Period relating to such Transfer Date; provided, that such amount shall not exceed the Class B Investor Interest after giving effect to any Class B Investor Charge-Offs for such Transfer Date.

         "Reallocated Collateral Principal Collections" shall mean, with respect to any Transfer Date, Principal Collections (including amounts specified pursuant to subsections 4.6(d)(ix) and (x) to be treated as Available Investor Principal Collections) applied in accordance with subsections 4.12(a) and (b) in an amount not to exceed the product of (a) the Collateral Allocation for the Monthly Period relating to such Transfer Date, (b) the Investor Percentage for the Monthly Period relating to such Transfer Date and (c) the amount of Principal Collections for the Monthly Period relating to such Transfer Date; provided, that such amount shall not exceed the Collateral Interest after giving effect to any Collateral Interest Charge-Offs for such Transfer Date.

         "Reallocated Principal Collections" shall mean, with respect to any Transfer Date, the sum of (a) the Reallocated Class B Principal Collections and
(b) the Reallocated Collateral Principal Collections with respect to such Transfer Date.

         "Reference Banks" shall mean four major banks in the London interbank market selected by the Trustee.

         "Replacement Interest Rate Cap" shall mean, with respect to the Class A Interest Rate Cap or the Class B Interest Rate Cap, any substitute interest rate cap having substantially the same terms and conditions as such Interest Rate Cap and with respect to which the Interest Rate Cap Provider party thereto (a) is reasonably acceptable to the Trustee, (b) has either (i) a counterparty rating of at least Aa3 by Moody's and AAA by Standard & Poor's, or (ii) if not a counterparty rating, a long term unsecured debt or long term certificate of deposit rating of at least Aa3 by Moody's and a short term unsecured debt or short term certificate of deposit rating of A-1+ by Standard & Poor's, and (c) is acceptable to Moody's and Standard & Poor's.

         "Required Collateral Interest" shall mean, (a) with respect to the Closing Date, the Initial Collateral Interest and (b) with respect to any Transfer Date thereafter, an amount equal to the product of (1) the Required Collateral Percentage and (2) the Adjusted Investor Interest on such Transfer Date after taking into account all deposits in the Principal Funding Account on such date and payments to be made on the related Distribution Date, but not less than $15,000,000; provided that (x) if either (i) there is a reduction in the Collateral Interest pursuant to clause (c), (d) or (e) of the definition of such term or (ii) a Pay Out Event with respect to the Series 1997-1 Investor Certificates has occurred, the Required Collateral Interest for any Transfer Date shall (subject to clause (y) below) equal the Required Collateral Interest for the Transfer Date immediately preceding such reduction or Pay Out Event and
(y) in no event shall the Required Collateral Interest exceed the sum of the outstanding principal amounts of (i) the Class A Certificates and (ii) the Class B Certificates, each as of the last day of the Monthly Period preceding such Transfer Date, less cash held in the Principal Funding Account as of such Transfer Date, in each case after taking into account deposits, withdrawals and payments to be made on the related Distribution Date.

         "Required Collateral Percentage" shall mean, with respect to any Transfer Date, 8.25% or, at the Transferor's option, a lesser percentage if on or prior to such Transfer Date the Transferor, the Servicer, the Agent and the Trustee shall each have received a copy of a written notice from the Rating Agency to the effect that such action will not result in such Rating Agency reducing or withdrawing its then existing rating of the Class A Certificates or the Class B Certificates.

         "Required Reserve Account Amount" shall mean, with respect to any Transfer Date on or after the Reserve Account Funding Date, an amount equal to
(a) 0.50% of the Class A Investor Interest or (b) any other amount designated by the Transferor; provided that if such designation is less than the amount determined pursuant to clause (a), Transferor shall (i) provide the Servicer, the Collateral Interest Holder and the Trustee with notification in writing by the Rating Agency addressed to the Transferor, the Servicer and the Trustee that such action will not result in such Rating Agency reducing or withdrawing its then existing rating of the Class A Certificates or the Class B

Certificates and (ii) deliver to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to the Series 1997-1 Investor Certificates.

         "Reserve  Account"  shall  have the  meaning  specified  in  subsection
4.9(a).

         "Reserve Account Funding Date" shall mean the Transfer Date which occurs not later than the earliest of (a) the Transfer Date with respect to the Monthly Period which commences no later than three months prior to the commencement of the Controlled Accumulation Period, or such earlier date as the Servicer may determine, (b) the first Transfer Date for which the Portfolio Yield is less than 2.00%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences twelve months prior to the commencement of the Controlled Accumulation Period, (c) the first Transfer Date for which the Portfolio Yield is less than 3.00%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences six months prior to the commencement of the Controlled Accumulation Period and (d) the first Transfer Date for which the Portfolio Yield is less than 4.00%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences four months prior to the commencement of the Controlled Accumulation Period.

         "Reserve Account Surplus" shall mean, as of any Transfer Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

         "Reserve Draw Amount" shall have the meaning specified in subsection 4.9(c).

         "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the earlier of (a) the
day  the  Controlled   Accumulation   Period  commences  and  (b)  the  Pay  Out
Commencement Date.

         "Scheduled Series 1997-1 Termination Date" shall mean the October 2004 Distribution Date.

         "Series 1997-1" shall mean the Series represented by the Series 1997-1 Investor Certificates.

         "Series 1997-1 Certificates" shall mean the Class A Certificates and the Class B Certificates.

         "Series 1997-1 Collection Subaccount" shall have the meaning specified in Section 4.2B.

         "Series 1997-1 Investor Certificateholders" shall mean the Class A Certificateholders, the Class B Certificateholders and the Collateral Interest Holder.

         "Series  1997-1   Investor   Certificates"   shall  mean  the  Class  A
Certificates, the Class B Certificates and the Collateral Interest.

         "Series 1997-1 Investor Exchange" shall mean an Investor Exchange pursuant to Section 6.9(b) of the Agreement and Section 18 hereof.

         "Series  1997-1 Pay Out  Event"  shall have the  meaning  specified  in
Section 9A hereof.

         "Series 1997-1 Termination Date" shall mean the earlier to occur of (i) the day after the Distribution Date on which the Series 1997-1 Investor Certificates are paid in full or (ii) the Scheduled Series 1997-1 Termination Date.

         "Series Servicing Fee Percentage" shall mean 2.0%.

         "Series Supplement" shall have the meaning specified in the preamble to this document.

         "Shared Finance Charge Collections" shall mean, with respect to any Transfer Date, as the context requires, either (a) the amount described in subsection 4.6(d)(xv) allocated to the Series

1997-1 Investor Certificates but available to cover shortfalls, if any, in amounts paid from Finance Charge Collections for other Series, or (b) the aggregate amount allocated to Investor Certificates of all other Series which the related Supplements specify are to be treated as "Shared Finance Charge Collections" and which are available for application pursuant to subsections 4.6(e), 4.6(f) and 4.6(g) on such Transfer Date.

         "Shared Principal Collections" shall mean, as the context requires, either (a) the amounts allocated to the Series 1997-1 Investor Certificates which, in accordance with subsections 4.4(c)(ii), 4.4(d)(ii) and 4.4(e)(ii), may be applied to Principal Shortfalls with respect to other outstanding Series or
(b) the amounts allocated to the investor certificates (which are not retained by the Transferor) of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1997-1 Investor Certificates.

         "Telerate Page 3750" shall mean the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

         "Transferor" shall mean People's Bank, a Connecticut capital stock savings bank, the Seller under the Agreement.

         SECTION 2.1 Other Definitional Provisions. Whenever a determination is to be made under the Agreement as to whether a given action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Trust or the Series 1997-1 Investor Certificateholders (or any similar or analogous determination), such determination shall be made without giving effect to the Enhancement.

         SECTION 3. Conveyance of Interest in Series Accounts. (a) The Transferor and the Trustee intend that the Series Accounts and all property credited thereto be the property of the Trust for the benefit of the Certificateholders. If and to the extent the Series Accounts and the property credited thereto are characterized as property of the Transferor, the Transferor hereby assigns, sets-over, conveys, pledges and grants a security interest and lien (free and clear of all other Liens) to the Trustee for the benefit of the Certificateholders, in all of the Transferor's right, title and interest (if any) in and to the Series Accounts and the amounts on deposit in the Series Accounts and all property now or hereafter credited thereto, including but not limited to Permitted Investments, together with all proceeds thereof, as collateral security for the amounts payable from time to time to the Trustee, for the benefit of the Certificateholders.

         (b) The Series Accounts shall be established at a depository institution which agrees in writing as follows: (i) all money, securities, instruments and other property credited to any such account shall be treated as "financial assets" within the meaning of Section 8-102(a)(9) of the 1994 Official Text of the Uniform Commercial Code and (ii) such depository institution will comply with "entitlement orders" (within the meaning of Section 8-102(a)(8) of the 1994 Official Text of the Uniform Commercial Code) issued by the Trustee and relating to such account without further consent by the Transferor or any other person.

         SECTION 4. Minimum Seller Interest, Minimum Aggregate Principal Receivables and Removal of Accounts. (a) The Minimum Seller Interest applicable to the Series 1997-1 Investor Certificates on any date of determination shall be 7% of the average Aggregate Principal Receivables for such date of determination. The Minimum Aggregate Principal Receivables shall be the sum of the numerators used to calculate the Investor Percentage with respect to Principal Receivables for all Series then outstanding. Upon final payment of the Series 1997-1 Investor Certificates, the Minimum Aggregate Principal Receivables shall be computed in a manner consistent with the Agreement or any future Supplement, as appropriate.

         (b) In addition to the requirements contained in subsections 2.7(a) and
(b) of the Agreement with respect to the removal of Accounts, pursuant to subsection 2.7(b)(iii)(c) of the Agreement, the removal of any Receivables of any Removed Accounts on any Removal Date shall not, in the reasonable belief of the Transferor, result in the failure to make a deposit of a Controlled Deposit Amount or a payment of Collateral Monthly Principal.

         SECTION 5. Reassignment and Transfer Terms. The Series 1997-1 Investor Certificates shall be subject to transfer to the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Investor Interest is reduced to an amount less than or equal to 5% of the Initial Investor Interest. The Series 1997-1 Investor Certificates shall be subject to mandatory transfer to the Transferor, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on the Distribution Date immediately preceding the Scheduled Series 1997-1 Termination Date if the Investor Interest is reduced to an amount less than or equal to 5% of the Initial Investor Interest and the conditions specified in the proviso to Section 12.2(a) of the Agreement shall have been satisfied. The deposit required in connection with any such purchase shall be equal to (a) the Investor Interest, plus (b) accrued and unpaid interest (other than Class A Excess Interest or Class B Excess Interest, as the case may be) on the Series 1997-1 Investor Certificates through and including the day preceding the day on which such purchase occurs, plus (c) all additional amounts then due and payable to the Collateral Interest Holder under the Loan Agreement, less (d) the amount on deposit in the Finance Charge Account which will be transferred to the Distribution Account pursuant to Section 4.6 on the related Transfer Date, less (e) the amount on deposit in the Principal Account which will be transferred to the Distribution Account pursuant to the second paragraph of Subsection 4.8(a) on the related Transfer Date. The mandatory purchase requirement is in addition to any other provisions and remedies provided by the Agreement and shall not serve to relieve any party of obligations it may otherwise have or waive any remedy that is otherwise provided in the Agreement.

         SECTION 6. Delivery and Payment for the Series 1997-1 Certificates. The Transferor shall execute and deliver the Series 1997-1 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1997-1 Certificates when authenticated in accordance with Section 6.2 of the Agreement.

         SECTION 7. Depositary;  Form of Delivery of Series 1997-1 Certificates.
(a) The Series 1997-1 Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.1, 6.2, 6.9 and 6.11 of the Agreement.

         (b) The  depositary  for the Series  1997-1  Certificates  shall be The
Depository Trust Company, and the Class A Certificates and the Class B Certificates shall be initially registered in the name of CEDE & Co., its nominee.

         (c) For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Series 1997-1 Investor Certificates, Class A Certificates or Class B Certificates having Undivided Interests aggregating a specified percentage, such direction or consent, with respect to the Class A Certificates and the Class B Certificates, may be given by Certificate Owners having interests in the requisite percentage of Series 1997-1 Certificates, Class A Certificates or Class B Certificates, as the case may be, acting through the Clearing Agency and the Clearing Agency Participants; provided, however, that so long as the Class A Certificates and Class B Certificates are in book-entry form, the Trustee shall only be obligated to follow such directions or consents from the depositary or Clearing Agency.

         SECTION 8. Enhancement. Enhancement for the Series 1997-1 Certificates shall be the subordination of the Collateral Interest to the extent provided herein, the Interest Rate Caps and, with respect to the Class A Certificates, the subordination of the Class B Certificates to the extent provided herein.

         SECTION 9. Article IV of Agreement. Any provision of Article IV of the Agreement which distributes Collections to the Holder of the Exchangeable Seller Certificate on the basis of the Seller Percentage shall continue to apply irrespective of the issuance of the Series 1997-1 Investor Certificates.
Sections 4.1 and 4.2 of the Agreement shall be read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1 and 4.2 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1997-1 Investor Certificates:

                                   ARTICLE IV

               RIGHTS OF SERIES 1997-1 INVESTOR CERTIFICATEHOLDERS
                  AND ALLOCATION AND APPLICATION OF COLLECTIONS

                  SECTION 4.2A Rights of Series 1997-1 Investor Certificateholders. The Series 1997-1 Investor Certificates shall represent fractional Undivided Interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1997-1 Investor Certificates at the times and in the amount specified in this Agreement, (a) the related Investor Percentage of Collections received with respect to the Receivables, (b) funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 1997-1 Investor Certificates, (c) funds and securities on deposit in the Finance Charge Account, the Principal Account, the Distribution Account and the Series 1997-1 Collection Subaccount, (d) with respect to the Class A Certificates only, funds and securities on deposit in the Reserve Account, up to the Available Reserve Account Amount, and the Principal Funding Account and (e) with respect to the Class A Certificates and the Class B Certificates only, the right to receive payments pursuant to the Interest Rate Caps in accordance with Section 4.11. The Collateral Interest shall be subordinate to the Class A Certificates and the Class B Certificates to the extent described herein. The Class B Certificates shall be subordinate to the Class A Certificates to the extent described herein. The Exchangeable Seller Certificate shall represent the ownership interest in the Trust Assets not allocated to the Series 1997-1 Investor Certificates or any other Series outstanding; provided, however, the ownership interest represented by the Exchangeable Seller Certificate and any other Series outstanding shall not represent any interest in the Series 1997-1 Collection Subaccount, the Principal Funding Account, the Reserve Account or the Interest Rate Caps, except as specifically provided in this Article IV.

                  SECTION 4.2B The Series 1997-1 Collection Subaccount. Pursuant to Section 4.1 of the Agreement, the Servicer, on behalf of the Trustee, shall establish and maintain a subaccount of the Collection Account to be maintained with a Qualified Trust Institution, which shall initially be Bankers Trust Company, for the benefit of the Series 1997-1 Investor Certificateholders, bearing a designation clearly indicating that the funds therein are held in trust for the benefit of the Series 1997-1 Investor Certificateholders (the "Series 1997-1 Collection Subaccount"). Funds allocable to the Series 1997-1 Investor Certificates which are deposited into the Collection Account will be transferred to the Series 1997-1 Collection Subaccount prior to further application. References in this Series Supplement to deposits of such funds into the Collection Account should be read to include such transfers. The Servicer, on behalf of the Trustee, at all times shall maintain accurate records reflecting each transaction in the Series 1997-1 Collection Subaccount and that funds held therein shall at all times be held in trust for the benefit of the Series 1997-1 Investor Certificateholders. Pursuant to the authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds, and to instruct the Trustee to withdraw funds, from the Series 1997-1 Collection Subaccount for the purpose of carrying out its duties hereunder. All such instructions from the Servicer to the Trustee shall be in writing; provided, however, that the Servicer is entitled to give instructions to the Trustee by facsimile. Funds on deposit in the Series 1997-1 Collection Subaccount (not required to be deposited in the Finance Charge Account or the Principal Account pursuant to Section 4.4 hereof) shall at all times be invested by the Trustee, at the direction of the Servicer, in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal, on the Transfer Date following the Monthly Period in which such funds were processed for collection; provided, however, that any Permitted Investment in short term U.S. treasury securities may mature one day after such Transfer Date and may be sold on such Transfer Date. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Series 1997-1 Collection Subaccount shall be deposited by the Trustee in a separate deposit account with a Qualified Trust Institution in the name of the Transferor, which shall not constitute a part of the Trust, or shall otherwise be turned over to the Transferor not less frequently than monthly; provided, however, that following the failure of the Servicer to make a payment or deposit, which failure results in the occurrence of a Servicer Default with respect to the Series 1997-1 Investor Certificates, such interest and earnings shall not be paid to the Transferor or deposited in such separate deposit account during the period such Servicer Default is continuing, but shall be retained in, or deposited into, the Finance Charge Account and shall be treated as Finance Charge Collections allocable to the Series 1997-1 Investor Certificateholders. The Qualified Trust Institution shall maintain, either on its own or through its nominee or custodian for the benefit of the Series 1997-1 Investor Certificateholders, possession of any certificated negotiable instrument or security (other than certificated securities held by a clearing corporation) evidencing the Permitted Investments described in clause (a) of the definition thereof relating to the Collection Account from the time of purchase thereof until the time of maturity. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, shall instruct the Trustee in writing with respect to the investment of funds on deposit in the Series 1997-1 Collection Subaccount. For purposes of determining the availability of funds or the balances in the Series 1997-1 Collection Subaccount for any reason under this Agreement, all investment earnings on such funds (net of losses and expenses) shall be deemed not to be available or on deposit so long as a Servicer Default shall not be continuing pursuant to this Section 4.2B. Permitted Investments shall not be disposed of prior to their maturity other than as provided above with respect to short term U.S. treasury securities.

                  SECTION 4.3 Establishment of Series 1997-1 Investor  Accounts.
         (a) The Finance Charge Account, the Principal Account and the Principal Funding Account. The Servicer, for the benefit of the Series 1997-1 Investor Certificateholders, shall establish and maintain with a Qualified Trust Institution, initially Bankers Trust Company, in the name of the Trustee, on behalf of the Trust, three segregated trust accounts maintained in the corporate trust department of such Qualified Trust Institution, and held in trust by such Qualified Trust Institution (the "Finance Charge Account" and the "Principal Account", and the "Principal Funding Account", respectively), bearing a designation clearly indicating that the funds therein are held in trust for the benefit of the Series 1997-1 Investor Certificateholders. The Servicer, on behalf of the Trustee (or the Trustee so long as the Finance Charge Account, the Principal Account or the Principal Funding Account, are established with the Trustee) at all times shall maintain accurate records reflecting each transaction in the Principal Account, the Finance Charge Account and the Principal Funding Account, and that funds held therein shall at all times be held in trust for the benefit of the Series 1997-1 Investor Certificateholders. Pursuant to the authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds, and to instruct the Trustee to withdraw funds, from the Finance Charge Account, Principal Account and the Principal Funding Account for the purpose of carrying out its duties hereunder. All such instructions from the Servicer to the Trustee shall be in writing; provided, however, that the Servicer is entitled to give instructions to the Trustee by facsimile.

                  (b) The Distribution Account. The Servicer, for the benefit of the Series 1997-1 Investor Certificateholders, shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with an office or branch of a Qualified Trust Institution (other than the Transferor), initially Bankers Trust Company, a non-interest bearing segregated demand deposit account maintained in the corporate trust department of such Qualified Trust Institution, and held in trust by such Qualified Trust Institution (the "Distribution Account") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Series 1997-1 Investor Certificateholders. The Paying Agent shall have the revocable authority to make withdrawals from the Distribution Account. Funds on deposit in the Distribution Account shall not be invested.

                  (c) Administration of the Finance Charge Account, Principal Account and Principal Funding Account.

                           (i) Funds on deposit in the Finance  Charge  Account,
                  the Principal Account and the Principal Funding Account shall at all times be invested by the Trustee at the direction of the Servicer in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the Transfer Date following the Monthly Period in which such funds were processed for collection. The Qualified Trust Institution which holds the Finance Charge Account, the Principal Account and the Principal Funding Account shall maintain either on its own or through its nominee or custodian for the benefit of the Series 1997-1 Investor Certificateholders, possession of any certificated negotiable instrument or security (other than certificated securities held by a clearing corporation) evidencing the Permitted Investments relating to the Principal Account, the Finance Charge Account or the Principal Funding Account, as the case may be, described in clause (a) of the definition of Permitted Investments from the time of purchase thereof until the time of maturity; provided, however, that any Permitted Investment in short term U.S. treasury securities may mature one day after such Transfer Date and may be sold on such Transfer Date. Subject to the restrictions set forth above, the  Servicer,  or a  Person  designated  in  writing  by  the
                  Servicer,
                  shall instruct the Qualified Trust Institution which holds the Finance Charge Account, the Principal Account and the Principal Funding Account in writing with respect to the investment of funds on deposit in the Finance Charge Account and the Principal Account. Permitted Investments shall not be disposed of prior to their maturity other than as provided above with respect to short term U.S. treasury securities.

                           (ii) At the  end of  each  month,  all  interest  and
                  earnings (net of losses and investment expenses) on funds on deposit in the Finance Charge Account and the Principal
                  Account shall be deposited by the Trustee in a separate deposit account with a Qualified Trust Institution in the name of the Transferor, or a Person designated in writing by the Transferor, which shall not constitute a part of the Trust, or shall otherwise be turned over by the Trustee to the Transferor not less frequently than monthly. For purposes of determining the availability of funds or the balances in the Finance Charge Account or the Principal Account for any reason under this Agreement, all investment earnings on such funds (net of losses and expenses) shall be deemed not to be available or on deposit.

                           (iii) On the  Transfer  Date  occurring  in the month
                  following the commencement of the Controlled Accumulation Period and on each Transfer Date thereafter with respect to the Controlled Accumulation Period, prior to the Class A Scheduled Payment Date, the Trustee, acting at the Servicer's direction given on or before such Transfer Date, shall transfer from the Principal Funding Account to the Finance Charge Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Class A Covered Amount, for application as Class A Available Funds applied pursuant to subsection 4.6(a). Any Excess Principal Funding Investment Proceeds shall be paid to the Holder of the Exchangeable Seller Certificate on each Transfer Date. An amount equal to any Principal Funding Investment Shortfall will be deposited in the Finance Charge Account on each Transfer Date from the Reserve Account to the extent funds are available pursuant to subsection 4.9. Except as otherwise provided in this subsection 4.3(c)(iii), Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Agreement.

                           (d) Termination of Qualified Trust Institution. If the entity with which any of the accounts established pursuant to this Section 4.3 ceases to be a "Qualified Trust Institution," then such entity shall (i) provide the Trustee and the Servicer with prompt written notice that it is no longer a "Qualified Trust Institution" and (ii) transfer the funds deposited in each of the accounts in the manner directed by the Servicer within 10 Business Days of the day on which such entity ceased to be a "Qualified Trust Institution."

                  SECTION 4.4  Allocations.

                           (a)[Reserved]

                           (b)      [Reserved]

                           (c)Allocations  During the Revolving  Period.  During
                  the Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, direct the Trustee to transfer from the Collection Account (or, if applicable, the Principal Account or the Principal Funding Account) the following amounts as set forth below:

                                    (i) Deposit in the Finance Charge Account an
                           amount equal to the sum of (x) the
                           product of (A) the Floating Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Finance Charge Collections processed on such Date of Processing and (y) the proceeds of the sale of any Interest Rate Cap pursuant to subsection 4.11(g) on such Date of Processing; provided, however, that with respect to the initial Interest Accrual Period an additional amount of $1,394,530.73 shall be deposited in the Finance Charge Account from proceeds of the sale of the Series 1997-1 Investor Certificates, and such deposit shall be deemed to have been made pursuant to subsection 4.4(c)(i)(x) for all purposes under this Agreement.

                              (ii) Deposit in the Principal Account an amount equal to the product of (A) the Floating Investor Percentage on the Date of Processing of such
                           Collections and (B) the aggregate amount of such Principal Collections processed on such Date of Processing; provided, however, that if the amount deposited into the Principal Account pursuant to this subsection 4.4(c)(ii) exceeds the Collateral Interest Surplus, if any, as of such Date of Processing, then such excess shall not be treated as a Principal Allocation and shall be treated as Shared Principal Collections allocable to other Series and applied in accordance with Section 4.2(e) of the Agreement; provided further that, if on any Date of Processing the aggregate amount of Collections deposited in the Principal Account on such Date of Processing pursuant to this subsection 4.4(c)(ii) is less than an amount equal to the Collateral Interest Surplus, then Shared Principal Collections from other Series, if any, allocable to the Series 1997-1 Investor Certificates will be deposited to the Principal Account in accordance with subsection 4.2(e) to the extent of such shortfall.

                           (d) Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, direct the Trustee to transfer from the Collection Account (or, if applicable, the Principal Account or the Principal Funding Account) the following amounts as set forth below:

                              (i) Deposit in the Finance Charge Account an amount equal to the sum of (x) the product of (A) the Floating Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing and (y) the proceeds of the sale of any Interest Rate Cap pursuant to subsection 4.11(g) on such Date of Processing.

                              (ii) Deposit in the  Principal  Account an amount,
                           if any, equal to the product of (A) the Fixed Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Principal Collections processed on such Date of Processing (for any such Date of Processing, a "Principal Allocation"); provided, however, that if the Monthly Total Principal Allocation on such Date of Processing exceeds an amount equal to the sum of
                           (x) the Controlled Deposit Amount, if such Date of Processing is during the Controlled Accumulation Period prior to the beginning of the Monthly Period in which the Class A Scheduled Payment Date occurs, or the Class B Investor Interest if such Date of Processing is in the Controlled Accumulation Period thereafter, and (y) the Collateral Interest

                           Surplus as of such Date of Processing, then such excess shall not be treated as a Principal Allocation and shall be treated as Shared Principal Collections and applied in accordance with Section 4.2(e) of the Agreement; provided, further, that if on any Date of Processing the aggregate Principal Allocation for such Date of Processing and for each prior Date of Processing in such Monthly Period is less than an amount equal to the sum of the Controlled Deposit Amount and the Collateral Interest Surplus, then Shared Principal Collections from other Series, if any, allocable to the Series 1997- 1 Investor Certificates will be deposited to the Principal Account in accordance with Section 4.2(e) of the Agreement to the extent of such shortfall.

                           (e)Allocations  During the Rapid Amortization Period.
                  During the Rapid Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, direct the Trustee to transfer from the Collection Account the following amounts as set forth below:

                              (i) Deposit in the Finance Charge Account an amount equal to the sum of (x) the product of (A) the Floating Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Collections processed in respect of Finance Charge Receivables on such Date of Processing and (y) the proceeds of the sale of any Interest Rate Cap pursuant to subsection 4.11(g).

                              (ii) Deposit in the Principal Account an amount equal to the Principal Allocation; provided, however, that if the Principal Allocation on any date exceeds the Investor Interest, the amount of such excess shall be treated as Shared Principal Collections allocable to other Series and applied in accordance with Section 4.2(e) of the Agreement; provided, further, that if on any Date of Processing the Monthly Total Principal Allocation for such Date of Processing in such Monthly Period is less than the aggregate outstanding principal amount of the Series 1997-1 Investor Certificates, then Shared Principal Collections from other Series, if any, allocable to the Series 1997-1 Investor Certificates pursuant to Section 4.2(e) of the Agreement will be deposited in the Principal Account to the extent of such shortfall.

                  SECTION 4.5 Defaulted Accounts and Charge-Offs.

                           (a) On each  Determination  Date,  the Servicer shall
                  calculate the Class A Investor Default Amount for the preceding Monthly Period. If on the related Transfer Date, the Class A Investor Default Amount for such Determination Date exceeds the sum of the amounts allocated with respect thereto pursuant to subsections 4.6(a)(iii), 4.6(d)(i), 4.6(e) and 4.12(a) with respect to such preceding Monthly Period, then the Collateral Interest (after giving effect to reductions for any Collateral Interest Charge-Offs and any Reallocated Principal Collections on such Transfer Date) will be reduced by the amount of such excess, but not by more than the Class A Investor Default Amount for such Transfer Date. If such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Transfer
                  Date) will be reduced by the amount by which the Collateral Interest would have been reduced below zero. If such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero, and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero (a "Class A Investor Charge-Off"). If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Distribution Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amounts allocated and available for such purpose pursuant to subsections 4.6(a)(iv), 4.6(d)(i), 4.6(e) and 4.12(a).

                           (b) On each  Determination  Date,  the Servicer shall
                  calculate the Class B Investor Default Amount for the preceding Monthly Period. If on any Determination Date, the Class B Investor Default Amount for such Determination Date exceeds the amount allocated and available to fund such amount pursuant to subsections 4.6(b)(iii), 4.6(d)(ii), 4.6(f) and 4.12(b), the Collateral Interest (after giving effect to reductions for any Collateral Interest Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.5(a)) will be reduced by the amount of such excess but not by more than the Class B Investor Default Amount for such Transfer Date. If such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Collateral Interest would have been reduced below zero (a "Class B Investor Charge-Off"). The Class B Investor Interest will also be reduced by the amount of Reallocated Principal Collections in excess of the Collateral Interest pursuant to subsection 4.12(a) and the amount of any portion of the Class B Investor Interest allocated to the Class A Certificates to avoid a reduction in the Class A Investor Interest pursuant to subsection 4.5(a). The Class B Investor Interest will thereafter be reimbursed (but not in the excess of the unpaid principal balance of the Class B Certificates) on any Transfer Date by amounts allocated and available for that purpose as described under subsections 4.6(b)(iv), 4.6(d)(ii) and (v), 4.6(f) and 4.12(b).

                           (c) On each  Determination  Date,  the Servicer shall
                  calculate the Collateral Default Amount for the preceding Monthly Period. If on any Determination Date, the Collateral Default Amount for such Determination Date exceeds the amount allocated and available to fund such amount pursuant to subsections 4.6(d)(ix), (x) and (xii) and 4.6(g), the Collateral Interest will be reduced by the amount of such excess but not by more than the lesser of the Collateral Default Amount and the Collateral Interest for such Transfer Date (a "Collateral Interest Charge- Off"). The Collateral Interest will also be reduced by the amount of Reallocated Principal Collections pursuant to subsections 4.12(a) and (b) and the amount of any portion of the Collateral Interest allocated to the Class A Certificates or the Class B
                  Certificates  to avoid a  reduction  in the  Class A  Investor
                  Interest, pursuant to subsection 4.5(a), or the Class B Investor Interest, pursuant to subsection 4.5(b), respectively. The Collateral Interest will thereafter be reimbursed (but not in the excess of the unpaid principal balance of the Collateral Interest) on any Transfer Date by amounts allocated and available for that purpose as described under subsections 4.6(d)(ix) and (x) and 4.6(g).

                  SECTION 4.6 Monthly Payments. On each Determination Date, the Servicer shall notify the Trustee that the Servicer will withdraw, or shall instruct the Trustee to withdraw, and the Trustee acting in accordance with such instructions shall withdraw, on the succeeding Transfer Date, the amounts required to be withdrawn from the Finance Charge Account (or from the finance charge accounts for other Series, as applicable) pursuant to subsections 4.6(a), (b), (c), (d), (e), (f) and (g). On each Determination Date, the Servicer shall also notify the Trustee of the amounts to be withdrawn by the Trustee, acting on instructions from the Servicer, from the Principal Funding Account and the Reserve Account, pursuant to subsection 4.6(e). Any such withdrawal from the Reserve Account shall be made on the date provided in this Section 4.6 with respect to such withdrawal.

                           (a) On each  Transfer  Date,  an amount  equal to the
                  Class A Available Funds will be distributed in the following priority:

                              (i)  Class A  Monthly  Cap Rate  Interest  and the
                           Class A Covered Amount. On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account and deposit to the
                           Distribution Account, to the extent funds are available from Class A Available Funds (i) first, an amount equal to the sum of the Class A Monthly Cap Rate Interest and the Class A Covered Amount for the related Distribution Date; and (ii) then, an amount equal to the amount of any overdue Class A Monthly Cap Rate Interest and overdue Class A Covered Amount, for which a payment has not been made under this subsection 4.6(a)(i) or otherwise pursuant to this Agreement; provided, however, that with respect to the first Distribution Date relating to the Series 1997-1 Investor Certificates, the amount of Class A Monthly Cap Rate Interest referred to in (i) above shall be $1,288,635.42 (reflecting an initial period of nineteen days).

                              (ii) Class A Monthly Servicing Fee. On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Class A Available Funds after giving effect to the withdrawals pursuant to subsection 4.6(a)(i), an amount equal to the Class A Monthly Servicing Fee accrued in respect of the preceding Monthly Period, plus all accrued and unpaid Class A Monthly Servicing Fees in respect of previous Monthly Periods, and the Servicer or the Trustee, as the case may be, shall pay such amount to the Servicer.

                              (iii) Class A Investor Default Amount. On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Class A Available Funds after giving effect to the withdrawal pursuant to subsections 4.6(a)(i) and (ii), an amount equal to the Class A Investor Default Amount, if any, for the preceding Monthly Period, and the Servicer or the Trustee, as the case may be, shall apply such amount, subject to Section 4.12, in accordance with Section
                           4.8 as Available Investor Principal Collections.

                              (iv) Reimbursement of Class A Investor Charge-Offs. On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions of the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Class A Available Funds after giving effect to the withdrawals and transfers pursuant to subsections 4.6(a)(i) through (iii), an amount equal to the aggregate amount of Class A Investor Charge-Offs, if any, which have not theretofore been reimbursed pursuant to this subsection 4.6(a)(iv) or otherwise pursuant to the Agreement and shall apply such amount, subject to
                           Section 4.12, in accordance with Section 4.8 as Available Investor Principal Collections. On the date of any such reimbursement, the Class A Investor Interest shall be increased by the amount of such reimbursement of Class A Investor Charge-Offs.

                                    (v) Excess  Spread.  The  remaining  Class A
                           Available Funds, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in subsection 4.6(d).

                           (b) On each Transfer Date, an amount equal to Class B
                  Available Funds will be distributed in the following priority:

                              (i) Class B  Monthly  Cap Rate  Interest.  On each
                           Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account and deposit to the Distribution Account, to the extent funds are available from Class B Available Funds, (i) first, an amount equal to the Class B Monthly Cap Rate Interest for the related Distribution Date; and (ii) then, an amount equal to the amount of any overdue Class B Monthly Cap Rate Interest, for which a payment has not been made under this subsection 4.6(b)(i) or otherwise pursuant to the Agreement; provided, however, that with respect to the first Distribution Date relating to the Series 1997-1 Investor Certificates, the amount referred to in (i) above shall be $105,895.31 (reflecting an initial period of nineteen days).

                              (ii) Class B Monthly Servicing Fee. On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Class B Available Funds after giving effect to the withdrawals pursuant to subsection 4.6(b)(i), an amount equal to the Class B Monthly Servicing Fee accrued in respect of the preceding Monthly Period, plus all accrued and unpaid Class B Monthly Servicing Fees in respect of previous Monthly Periods, and the Servicer or the Trustee, as the case may be, shall pay such amount to the Servicer.

                              (iii) Class B Investor Default Amount. On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Class B Available Funds after giving effect to the withdrawal pursuant to subsections 4.6(b)(i) and (ii), an amount equal to the Class B Investor Default Amount, if any, for the preceding Monthly Period, and the Servicer or the Trustee, as the case may be, shall apply such amount, subject to Section 4.12, in accordance with Section
                           4.8 as Available Investor Principal Collections.

                              (iv) Reimbursement of Class B Investor Charge-Offs. On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions of the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Class B Available Funds after giving effect to the withdrawals and transfers pursuant to subsections 4.6(b)(i) through (iii), an amount equal to the aggregate amount of Class B Investor Charge-Offs, if any, which have not theretofore been reimbursed pursuant to this subsection 4.6(b)(iv) or otherwise pursuant to this Agreement and shall apply such amount, subject to
                           Section 4.12, in accordance with Section 4.8 as Available Investor Principal Collections. On the date of any such reimbursement, the Class B Investor Interest shall be increased by the amount of such reimbursement of Class B Investor Charge-Offs.

                                    (v) Excess  Spread.  The  remaining  Class B
                           Available Funds, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in subsection 4.6(d).

                           (c) On each  Transfer  Date,  an amount  equal to the
                  Collateral   Available   Funds  will  be  distributed  in  the
                  following priority:

                              (i) Collateral Monthly Servicing Fee. On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Collateral Available Funds, an amount equal to the Collateral Interest Monthly Servicing Fee accrued in respect of the preceding Monthly Period plus all accrued and unpaid Collateral Interest Monthly Servicing Fees in respect of previous Monthly Periods, and the Servicer or the Trustee, as the case may be, shall pay such amount to the Servicer.

                                    (ii) Excess Spread. The remaining Collateral
                           Available Funds, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in subsection 4.6(d).

                           (d) On each  Transfer  Date,  Excess  Spread  will be
                  distributed in the following priority:

                              (i) On each  Transfer  Date,  the  Servicer or the
                           Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread, an amount equal to the Class A Required Amount, if any, with respect to the related Distribution Date, to be applied, with respect to each of the components thereof, in accordance with
                           Section 4.6(a).

                              (ii) On each  Transfer  Date,  the Servicer or the
                           Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread, after giving effect to the withdrawal pursuant to subsection 4.6(d)(i), an amount equal to the Class B Required Amount, if any, with respect to the related Distribution Date, to be applied, with respect to each of the components thereof, in accordance with Section 4.6(b).

                              (iii) On each Transfer  Date,  the Servicer or the
                           Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) and (ii), and shall deposit in the Distribution Account for distribution to the Class A Certificateholders on the next succeeding Distribution Date pursuant to Section 4.7, an amount equal to the amount of any accrued and unpaid interest on any overdue Class A Monthly Interest, calculated on the basis of (x) a default rate of interest equal to the Class A Certificate Rate plus 0.5% and (y) the actual number of days such Class A Monthly Interest is or was at any time overdue, divided by 360.

                              (iv) On each  Transfer  Date,  the Servicer or the
                           Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (iii), and shall deposit in the Distribution Account for distribution to the Class B Certificateholders on the next succeeding Distribution Date pursuant to Section 4.7, an amount equal to the amount of any accrued and unpaid interest on any overdue Class B Monthly Interest, calculated on the basis of (x) a default rate of interest equal to the Class B Certificate Rate plus 0.5% and (y) the actual number of days such Class B Monthly Interest is or was at any time overdue, divided by 360.

                              (v) On each  Transfer  Date,  the  Servicer or the
                           Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (iv), an amount equal to any unreimbursed reductions in the Class B Investor Interest in connection with the payment of the Class A Required Amount, to reinstate the Class B Investor Interest to the extent of any such reduction, which amount shall be applied, subject to Section 4.12,  in accordance  with Section
                           4.8 as Available Investor Principal Collections.

                                    (vi) On each Transfer  Date, the Servicer or
                           the Trustee, acting in accordance
                           with instructions from the Servicer, shall withdraw from the Finance Charge Account, and pay to the Collateral Interest Holder in accordance with the Loan Agreement, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through
                           (v), an amount equal to the sum of (x) the Collateral Monthly Interest for the related Monthly Period and
                           (y) the amount of any accrued and unpaid Collateral Monthly Interest for any prior Monthly Periods.

                              (vii) On each Transfer  Date,  the Servicer or the
                           Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (vi), and shall deposit in the Distribution Account for distribution to the Class A Certificateholders on the next succeeding Distribution Date pursuant to Section 4.7, an amount equal to the amount by which the Class A Monthly Interest for the related Interest Accrual Period exceeds the Class A Monthly Cap Rate Interest (other than Class A Excess Interest), to the extent such amount is not paid by the Interest Rate Cap Provider pursuant to the Class A Interest Rate Cap in accordance with Section 4.11(a), plus any such amounts accrued and unpaid for prior Interest Accrual Periods.

                              (viii) On each Transfer  Date, the Servicer or the
                           Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (vii), and shall deposit in the Distribution

                           Account for distribution to the Class B Certificateholders on the next succeeding Distribution Date pursuant to Section 4.7, an amount equal to the amount by which the Class B Monthly Interest for the related Interest Accrual Period exceeds the Class B Monthly Cap Rate Interest (other than Class B Excess Interest), to the extent such amount is not paid by the Interest Rate Cap Provider pursuant to the Class B Interest Rate Cap in accordance with Section 4.11(a), plus any such amounts accrued and unpaid for prior Interest Accrual Periods.

                              (ix) On each  Transfer  Date,  the Servicer or the
                           Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (viii), an amount equal to the Collateral Default Amount for the preceding Monthly Period, which amount shall be applied, subject to Section 4.12, in accordance with
                           Section 4.8 as Available Investor Principal Collections.

                              (x) On each  Transfer  Date,  the  Servicer or the
                           Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (ix), an amount equal to the aggregate amount by which the Collateral Interest has been reduced below the Required Collateral Interest for reasons other than the payment of principal to the Collateral Interest Holder (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed), which amount shall be applied,  subject to Section 4.12, in accordance with
                           Section 4.8 as Available Investor Principal Collections.

                              (xi) On each  Transfer  Date  from and  after  the
                           Reserve Account Funding Date to but excluding the date on which the Reserve Account shall terminate pursuant to subsection 4.9(f), the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (x), and shall deposit in the Reserve Account, an amount equal to the excess, if any, of the Required Reserve
                           Account Amount over the Available Reserve Account Amount (without giving effect to any deposit made on such date hereunder).

                              (xii) On each Transfer  Date,  the Servicer or the
                           Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (xi), an amount equal to the aggregate amount of any additional amounts due and payable under the Loan
                           Agreement, which amount shall be applied and distributed in accordance with and to the extent specified in the Loan Agreement.

                              (xiii) On each Transfer  Date, the Servicer or the
                           Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through

                           (xii), and shall deposit in the Distribution Account for distribution to the Class A Certificateholders on the next succeeding Distribution Date pursuant to
                           Section 4.7, an amount equal to the amount of any Class A Excess Interest which accrued during the related Interest Accrual Period.

                              (xiv) On each Transfer  Date,  the Servicer or the
                           Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (xiii), and shall deposit in the Distribution Account for distribution to the Class B Certificateholders on the next succeeding Distribution Date pursuant to Section 4.7, an amount equal to the amount of any Class B Excess Interest which accrued during the related Interest Accrual Period.

                              (xv) On each  Transfer  Date,  the Servicer or the
                           Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (xiv), and shall make such amounts available to be applied as Shared Finance Charge Collections to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such Certificateholders from Finance Charge Collections allocated to such other Series in accordance with the related Supplements.

                              (xvi) On each Transfer  Date,  the Servicer or the
                           Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (xv), the amounts of any accrued and unpaid expenses of the Trust specified in writing by the Trustee to the Servicer, and shall make such amounts available to the Trustee to pay such accrued and unpaid expenses of the Trust, if any, not otherwise paid pursuant to this Section 4.6.

                              (xvii) On each Transfer  Date, the Servicer or the
                           Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account the remaining Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (xvi), and shall pay such amount to the holder of the Exchangeable Seller Certificate.

                           (e)With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which the sum of (i) Class A Monthly Cap Rate Interest for such Distribution Date, (ii) any Class A Monthly Cap Rate Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) the Class A Covered Amount for such Distribution Date and Class A Covered Amounts previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iv) the Class A Monthly Servicing Fee for the related Distribution Date and any accrued and unpaid Class A Monthly Servicing Fees from prior Monthly Periods, (v) the Class A Investor Default Amount, if any, for the related Monthly Period and (vi) the unreimbursed Class A Investor Charge- Offs, exceeds the Class A Available Funds deposited in the Finance Charge Account for the related Monthly Period. In the event that the Class A Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the related Determination Date and all or a portion of the Excess Spread with respect to the related Monthly Period in an amount up to the Class A Required Amount for such Distribution Date shall be distributed from the Finance Charge Account on the related Transfer Date pursuant to subsection 4.6(d)(i). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread with respect to the related Monthly Period, then the Trustee shall, in accordance with the related Supplements, withdraw on such Transfer Date from the finance charge accounts for other Series the amounts of Shared Finance Charge Collections with respect to the related Monthly Period, if any, allocable to the Series 1997-1 Investor Certificates from other Series, in an amount up to the remaining Class A Required Amount, and such amount shall be deposited into the Distribution Account on such Transfer Date for distribution on the related Distribution Date in accordance with the priorities set forth in subsections 4.6(a)(i) through (iv). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread and Shared Finance Charge Collections allocable to the Class A Certificates, all or a portion of the Reallocated Principal Collections with respect to such Monthly Period in an amount up to such excess shall be distributed on such Transfer Date pursuant to subsection 4.12(a).

                           (f) With respect to each  Distribution  Date,  on the
                  related Determination Date, the Servicer shall determine the amount (the "Class B Required Amount"), if any, by which the sum of (i) Class B Monthly Cap Rate Interest for such Distribution Date, (ii) any Class B Monthly Cap Rate Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date,

                  (iii) the Class B Monthly Servicing Fee for the related Distribution Date and any accrued and unpaid Class B Monthly Servicing Fees from prior Monthly Periods, (iv) the Class B Investor Default Amount, if any, for the related Monthly Period, and (v) the unreimbursed Class B Investor Charge-Offs, exceeds the Class B Available Funds deposited in the Finance Charge Account for the related Monthly Period. In the event that the Class B Required Amount for the related Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class B Required Amount on the related Determination Date and all or a portion of Excess Spread (other than Excess Spread applied to fund the Class A Required Amount with respect to such Distribution Date) with respect to the related Monthly Period shall be distributed from the Finance Charge Account on such Distribution Date pursuant to subsection 4.6(d)(ii). In the event that the Class B Required Amount for such Distribution Date exceeds the amount of Excess Spread with respect to such Monthly Period remaining after application thereof to fund the Class A Required Amount, then the Trustee shall, in accordance with the related Supplements, withdraw on such Transfer Date from the finance charge accounts for other Series the amounts of Shared Finance Charge Collections with respect to the related Monthly Period, if any, allocable to the Series 1997-1 Investor Certificates from other Series, after the application thereof pursuant to subsection 4.6(e), in an amount up to the remaining Class B Required Amount, and such amount shall be deposited to the Distribution Account on such Transfer Date on the related Distribution Date in accordance with the priorities set forth in subsections 4.6(b)(i) through (iv). In the event that the Class B Required Amount for such Distribution Date exceeds the amount of Excess Spread and Shared Finance Charge Collections allocable to the Class B Certificates on such Transfer Date, all or a portion of the Reallocated

                  Collateral Principal Collections with respect to such Monthly Period, if any, remaining after the application thereof pursuant to Section 4.6(e), in an amount up to such excess, shall be distributed on such Transfer Date pursuant to Section 4.12(b).

                           (g) On each  Transfer  Date,  in the  event  that the
                  amounts due on such Transfer Date pursuant to subsections 4.6(c)(i) and 4.6(d)(v) through (xii) exceed in whole or in part the Excess Spread allocable thereto on to such Transfer Date, then the Trustee shall, in accordance with the related Supplements, withdraw on such Transfer Date from the finance charge accounts for other Series the amounts of Shared Finance Charge Collections with respect to the related Monthly Period, if any, allocable to the Series 1997-1 Investor Certificates from other Series, after the application thereof pursuant to subsections 4.6(e) and (f), in an amount up to such excess or such lesser amount as may be available after the application thereof pursuant to subsections 4.6(e) and (f), and such amount shall be distributed to the Servicer on such Transfer Date in accordance with Section 4.6(c)(i) and then applied in accordance with the priorities set forth in subsections 4.6(d)(v) through (xii).

                  SECTION 4.7 Payment of Investor Certificate  Interest. On each
         Distribution  Date,  the  Paying  Agent  shall pay in  accordance  with
         Section 5.1, (a) to the Class A Certificateholders from the Distribution Account the amount deposited into the Distribution Account and allocated to the Class A Certificates pursuant to subsections
         4.6(a)(i),  4.6(d)(i),  (iii),  (vii) and (xiii),  4.6(e),  4.11(a) and
         4.12(a) on the related Transfer Date and (b) to the Class B Certificateholders from the Distribution Account the amount deposited into the Distribution Account and allocated to the Class B Certificates pursuant to subsections 4.6(b)(i), 4.6(d)(ii), (iv), (viii) and (xiv), 4.6(f), 4.11(a) and 4.12(b) on the related Transfer Date.

                  SECTION 4.8 Payment of Investor Certificate Principal.

                           (a) On each  Determination  Date,  the Servicer shall
                  instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or the related Distribution Date, as applicable, to the extent of available funds, the amounts required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Funding Account and the Distribution Account as follows:

                              (i) on each  Transfer  Date  with  respect  to the
                           Revolving Period, an amount equal to the Available Investor Principal Collections for the related Monthly Period shall be distributed on each Transfer Date, to the extent available, in the following priority:

                                    (A)  an  amount  equal  to  the   Collateral
                              Monthly Principal with respect to such Transfer Date shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement; and

                                    (B)   the   remaining   Available   Investor
                              Principal Collections, if any, shall constitute Shared Principal Collections to be deposited and applied in the manner specified in subsection 4.2(e) of the Agreement.

                              (ii) on each  Transfer  Date with  respect  to the
                           Controlled Accumulation Period (beginning on the first Transfer Date following the Monthly Period in which the Controlled Accumulation Period commences), to the extent available, in the following priority:

                                    (A) on each Transfer Date occurring prior to
                              the Class A Scheduled Payment Date, an amount equal to the Class A Monthly Principal shall be deposited into the Principal Funding Account;

                                    (B)  on  the   Transfer   Date   immediately
                              following the payment in full of the Class A Investor Interest on the Class A Scheduled Payment Date, an amount equal to the Class B Monthly Principal with respect to such Transfer Date will be deposited in the Distribution Account;

                                    (C)  on  each  Transfer  Date  after  giving
                              effect to the distribution  referred to in clauses
                              (A) and (B), if a reduction in the Required Collateral Interest has occurred on or prior to such Transfer Date, an amount equal to the Collateral Monthly Principal with respect to such Transfer Date will be paid to the Collateral Interest Holder in accordance with the Loan Agreement; and

                                    (D)   the   remaining   Available   Investor
                              Principal Collections, if any, shall constitute Shared Principal Collections to be deposited and applied in the manner specified in subsection 4.2(e) of the Agreement.

                              (iii) on each  Transfer  Date with  respect to the
                           Rapid Amortization Period (beginning on the first Transfer Date following the Monthly Period in which the Rapid Amortization Period commences), to the extent available, in the following priority:

                                   (A) an amount  equal to the Class  A  Monthly
                              Principal with respect to such

                              Transfer    Date    will  be  deposited   in   the
                              Distribution Account;

                                    (B) upon  payment  of the  Class A  Investor
                              Interest in full, an amount equal to the Class B Monthly Principal with respect to such Transfer Date will be deposited in the Distribution Account;

                                    (C) upon  payment  of the  Class B  Investor
                              Interest in full, an amount equal to the Collateral Monthly Principal with respect to such Transfer Date will be paid to the Collateral Interest Holder in accordance with the Loan Agreement; and

                                    (D)   the   remaining   Available   Investor
                              Principal Collections, if any, shall constitute Shared Principal Collections to be deposited and applied in the manner specified in subsection 4.2(e) of the Agreement;

                  provided, further, that on each Transfer Date in the Controlled Accumulation Period, the Servicer shall withdraw, or instruct the Trustee to withdraw, and on such Transfer Date the Trustee shall withdraw, from the Excess Funding Account and deposit to the Principal Funding Account, an amount equal to the lesser of (x) the amount on deposit therein (exclusive of investment earnings) and (y) the amount by which the Controlled Deposit Amount exceeds the Available Investor
                  Principal Collections on such Transfer Date; provided, further, that on the first Transfer Date in the Rapid Amortization Period, the Servicer shall withdraw, or instruct the Trustee to withdraw, and on such Transfer Date the Trustee shall withdraw, from the Excess Funding Account and deposit to the Distribution Account, any amount on deposit therein (exclusive of investment earnings).

                           (b)(i) On the earlier to occur of (i) the first Transfer Date with respect to the Rapid Amortization Period and (ii) the Transfer Date immediately preceding the Class A Scheduled Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and deposit in the Distribution Account the amount on deposit in the Principal Funding Account.

                           (ii) On the Determination Date preceding the Transfer
                  Date immediately prior to the Series 1997-1 Termination Date, the Servicer shall determine the amounts to be deposited pursuant to this sentence and on the final Transfer Date: (x) the Servicer shall, or shall instruct the Trustee to, and the Trustee shall, withdraw from the Principal Account and deposit into the Distribution Account, an amount which is no greater than the Investor Interest as of the immediately preceding Distribution Date, after giving effect to all payments, deposits and withdrawals made on such date; and (y) the Servicer shall, or shall instruct the Trustee to, and the Trustee shall, withdraw from the Principal Account and deposit into the Collection Account, for allocation to other Series as Principal Collections pursuant to Article IV, the amount, if any, remaining in the Principal Account after giving effect to the withdrawals made pursuant to clause (x).

                           (c) On  each  Distribution  Date  occurring  after  a
                  deposit is made to the Distribution Account pursuant to subsection 4.8(a) or (b) of the Agreement or Section 5 or 15 of the Series Supplement, the Paying Agent shall pay, in accordance with Section 5.1 to the Series 1997-1 Investor Certificateholders from the Distribution Account, the amount so deposited into the Distribution Account.

                           (d) The Controlled  Accumulation  Period is scheduled
                  to commence at the close of business on the Controlled Accumulation Date; provided that if the Controlled Accumulation Period Length (determined as described below) on any Determination Date on or after the Determination Date preceding the Reserve Account Funding Date is less than fourteen months, the Servicer, at its option, may elect to modify the date on which the Controlled Accumulation Period actually commences to the first day of the month that is a number of months prior to the month in which the Class A Scheduled Payment Date occurs at least equal to the Controlled Accumulation Period Length (so that, as a result of such election, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Controlled Accumulation Period Length) and shall provide prompt written notice of such action to the Trustee; provided that (i) the length of the Controlled Accumulation Period will not be less than four months; (ii) such determination of the Controlled Accumulation Period Length shall be made on each Determination Date prior to the commencement of the Controlled Accumulation Period, and any election to shorten the Controlled
                  Accumulation Period shall be subject to the subsequent lengthening of the Controlled Accumulation Period to the Controlled Accumulation Period Length determined on any subsequent Determination Date, but the Controlled Accumulation Period shall in no event commence prior to the Controlled
                  Accumulation Date, and (iii) notwithstanding any other provision of this Series Supplement to the contrary, no election to postpone the commencement of the Controlled Accumulation Period shall be made after a Pay Out Event shall have occurred and be continuing with respect to any other Series. The "Controlled Accumulation Period Length" will mean a number of months such that the amount available for distribution of principal on the Class A Certificates on the Class A Scheduled Payment Date is expected to equal or exceed the Class A Investor Interest, assuming for this purpose that (1) the payment rate with respect to Principal Collections remains constant at the lowest level of such payment rate during the twelve preceding Monthly Periods (or such lower payment rate as Servicer may select), (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level on such date of determination, (3) no Pay Out Event with respect to any Series will subsequently occur during the Controlled Accumulation Period and (4) no additional Series (other than any Series being issued on such date of determination) will subsequently be issued during the Controlled Accumulation Period.

                  SECTION 4.9 Establishment of the Reserve Account.

                           (a) Reserve Account. The Servicer, for the benefit of
                  the Class A Certificateholders, shall establish and maintain or cause to be established and maintained with a Qualified Trust Institution (other than the Servicer) in the name of the Trustee, on behalf of the Class A Certificateholders, the "Reserve Account", which shall be a segregated trust account with the corporate trust department of such Qualified Trust Institution, and held in trust by such Qualified Trust Institution bearing a designation clearly indicating that the funds deposited therein are held by the Trustee, on behalf of the Class A Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. If, at any time, the institution holding the Reserve Account ceases to be a Qualified Trust Institution, the Servicer shall within 20 Business Days establish a new Reserve Account meeting the conditions specified above with a Qualified Trust Institution and shall transfer any cash and/or any investments that are on deposit in the existing Reserve Account to such new Reserve Account. From the date such new Reserve Account is established, it shall be the "Reserve Account." The Trustee, acting in accordance with instructions from the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account pursuant to Section 4.9(f) make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.6(d)(xi).

                           (b) Administration of the Reserve Account. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any deposits to or withdrawals from the Reserve Account on such Transfer Date, shall be invested by the Trustee at the direction of the Servicer in Permitted Investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date; and provided, further, that each Permitted Investment shall mature such that such Permitted Investment shall be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain, either on its own behalf or through its nominee or custodian, on behalf of the Class A Certificateholders, possession of any certificated negotiable instrument or security (other than certificated securities held by a clearing corporation) evidencing the Permitted Investments made pursuant to this subsection 4.9(b) described in clause (a) of the definition of "Permitted Investments" from the time of purchase thereof until the time of sale or maturity. No Permitted Investment shall be disposed of prior to its maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account to the extent that the Available Reserve
                  Account Amount is less than the Required Reserve Account Amount; and the balance, if any, shall be deposited into the Finance Charge Account and included in Class A Available Funds for such Transfer Date. For purposes of determining the availability of funds or the balances in the Reserve Account for any reason under this Agreement, except as otherwise provided in the preceding paragraph, all investment earnings on such funds shall be deemed not to be available or on deposit.

                           (c) Calculation of Reserve Draw Amount.  On or before
                  each Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest and on or before the first Transfer Date with respect to the Rapid Amortization Period, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the Principal Funding Investment Shortfall with respect to each Transfer Date with respect to the Controlled Accumulation Period or the first Transfer Date with respect to the Rapid Amortization Period less, in each case, the amount of funds deposited into the Finance Charge Account on such Transfer Date pursuant to subsection 4.9(b).

                           (d) Withdrawal of Reserve Draw Amount. If the Reserve
                  Draw Amount for any Transfer Date is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account an amount equal to the lesser of (x) such Reserve Draw Amount and (y) the Available Reserve Account Amount as of such Transfer Date, and shall deposit such amount into the Finance Charge Account and included in Class Available Funds for such Transfer Date.

                           (e) Withdrawal of Reserve Account Surplus. If the Reserve Account Surplus for any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account not later than 1:00 p.m. (New York City time) on such Transfer Date an amount equal to the Reserve Account Surplus and pay such amount in accordance with the Loan Agreement.

                           (f) Termination of the Reserve Account. Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) if the Controlled Accumulation Period has not commenced, the first Transfer Date relating to the Rapid Amortization Period, and if the Controlled Accumulation Period has commenced, the earlier to occur of (I) the first Transfer Date with respect to the Rapid Amortization Period and (II) the Transfer Date immediately preceding the Class A Scheduled Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Certificateholders that are payable from the Reserve Account as provided in this Series Supplement, shall withdraw from the Reserve Account and pay in accordance with the Loan Agreement, all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Series Supplement.

                  SECTION 4.10 Transferor's or Servicer's Failure to Make a Deposit or Payment.

                           (a) If the Servicer fails to make, or to give instructions to make, any payment or deposit (other than as required by subsection 2.4(d) (except as provided in the immediately following paragraph), 2.4(e), 2.4(f), 3.3, 9.2, 10.2, or 12.2(a) of the Agreement, or Sections 4 or 15 of
                  this Series Supplement (collectively, "Excluded Payments")) relating to the Series 1997-1 Investor Certificates required to be made or given by the Servicer on the related Transfer Date at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable Investor Account without instruction from the Servicer. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that it has sufficient information to allow the Trustee to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest (i) required to be paid or provided for under subsections 4.6(a)(i), (b)(i) and (d)(vi) on each Transfer Date, and (ii) payable to the Series 1997-1 Investor Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such a payment or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Transferor or the Servicer, as the case may be.

                  SECTION 4.11  Interest Rate Caps.

                           (a) The Trustee hereby  acknowledges that the Class A
                  Interest Rate Cap has been obtained for the benefit of the Class A Certificateholders and the Class B Interest Rate Cap for the benefit of the Class B Certificateholders. Each of the Interest Rate Caps provides that (i) the Trust shall not be required to make any payments thereunder and (ii) the Trust shall be entitled to receive a payment (determined in accordance with the respective Interest Rate Cap) from the Interest Rate Cap Provider on or prior to each Transfer Date if LIBOR plus 0.12% for the related Interest Accrual Period exceeds the Class A Cap

                  Rate or LIBOR plus 0.32% for the related Interest Accrual Period exceeds the Class B Cap Rate. The Interest Rate Cap Provider will make a payment on or prior to each Transfer Date to the Trustee, on behalf of the Trust, in an amount equal to the product of (i) the amount by which, in the case of the Class A Interest Rate Cap, LIBOR plus 0.12% exceeds the Class A Cap Rate or, in the case of the Class B Interest Rate Cap, LIBOR plus 0.32% exceeds the Class B Cap Rate, as applicable,
                  (ii) the Class A Notional Amount or the Class B Notional Amount, as applicable, for the related Calculation Period, and
                  (iii) the actual number of days in such Calculation Period divided by 360. Payments pursuant to the Class A Interest Rate Cap will be deposited in the Distribution Account for payment to the Class A Certificateholders on the following Distribution Date. Payments pursuant to the Class B Interest Rate Cap will be deposited in the Distribution Account for payment to the Class B Certificateholders on the following Distribution Date.

                           (b) In the event that the counterparty  rating of the
                  Interest Rate Cap Provider is withdrawn or reduced below Aa3 by Moody's or below AAA by Standard & Poor's or, with respect only to an Interest Rate Cap Provider for a Replacement Interest Rate Cap, (i) the long term unsecured debt or long term certificate of deposit rating of such Interest Rate Cap Provider is withdrawn or reduced below Aa3 by Moody's or (ii) the short term unsecured debt or short term certificate of deposit rating of the Interest Rate Cap Provider is withdrawn or reduced below A-1+ by Standard & Poor's, then within 30 days after such withdrawal or reduction (notice of which the Interest Rate Cap Provider is required, under each Interest Rate Cap, to provide to the Trustee, Moody's and Standard & Poor's promptly upon obtaining knowledge thereof), the Interest Rate Cap Provider, at its own expense, is required, under each Interest Rate Cap, either to (x) obtain a

                  Replacement Interest Rate Cap for each such Interest Rate Cap to which it is then currently a party or (y) enter into or establish, with respect to each such Interest Rate Cap, any other arrangement satisfactory to Moody's and Standard & Poor's, including collateral, guarantees or letters of credit, which arrangement will result in Moody's and Standard & Poor's not reducing or withdrawing the ratings of the Class A Certificates or the Class B Certificates in effect immediate prior to the ratings downgrade of the Interest Rate Cap Provider (a "Qualified Substitute Arrangement"). Upon receipt of notice of any such reduction or withdrawal, the Trustee, at the direction of the Servicer, shall, unless such a Replacement Interest Rate Cap Provider or Qualified Substitute Arrangement has theretofore been established or obtained, use its best efforts to establish or obtain or cause the Interest Rate Cap Provider to establish or obtain, with respect to each such Interest Rate Cap, a Replacement Interest Rate Cap or Qualified Substitute Arrangement; provided, however, that in the event at any time any Qualified Substitute Arrangement established pursuant to this Section 4.11 or pursuant to the applicable Interest Rate Cap shall cease to be satisfactory to the Rating Agency or shall terminate prior to the Class A Scheduled Payment Date (in the case of a Qualified Substitute Arrangement with respect to the Class A Interest Rate Cap) or the Class B Scheduled Payment Date (in the case of a Qualified Substitute Arrangement with respect to the Class B Interest Rate Cap), then the provisions of this Section 4.11(b) shall again be applied and in connection therewith the 30-day period referred to above shall commence on the date the Servicer receives notice of such cessation or termination, as the case may be. Subject to Section 4.11(c) below, the Trustee shall, with respect to any Interest Rate Cap for which a Replacement Interest Rate Cap or Qualified Substitute Arrangement has been or (with respect to clauses (A), (C) and (D) below) will be obtained, (A) timely provide any written notice required thereby to the Interest Rate Cap Provider of its intention to terminate the Interest Rate Cap within such 30-day period, (B) terminate such Interest Rate Cap within such 30-day period, (C) request the payment to it of all amounts due to the Trust under such Interest Rate Cap through the termination date and (D) deposit any such amounts so received, on the day of receipt, to the Collection Account for application as Finance Charge Receivables for the benefit of the applicable Class of Certificateholders.

                           (c) The Trustee  shall not at any time  terminate any
                  Interest Rate Cap (including any Replacement Interest Rate Cap or Qualified Substitute Arrangement with respect thereto) unless, prior to or simultaneously with the termination thereof, the Interest Rate Cap Provider, the Trustee or the
                  Servicer has obtained or shall obtain (i) a Replacement Interest Rate Cap or Qualified Substitute Arrangement with respect thereto, (ii) to the extent applicable, an Opinion of Counsel as to the due authorization, execution, delivery, validity and enforceability of such Replacement Interest Rate Cap or Qualified Substitute Arrangement, as the case may be, and (iii) a letter from each of Moody's and Standard & Poor's confirming that the termination of such Interest Rate Cap and its replacement with such Replacement Interest Rate Cap or Qualified Substitute Arrangement will not result in a reduction or withdrawal of its rating of the Class A Certificates or the Class B Certificates. Notwithstanding anything to the contrary in Section 4.11(b) above, the Trustee shall not at any time terminate any such Interest Rate Cap (or such Replacement Interest Rate Cap or Qualified Substitute Arrangement with respect thereto) that comprises all or a portion of any Qualified Substitute Arrangement established pursuant to subsection 4.11(b) unless the latter Qualified

                  Substitute   Arrangement   has  been  or  is  required  to  be
                  terminated pursuant to this Section 4.11.

                           (d) The Servicer shall notify the Trustee, the Rating
                  Agency and the Collateral Interest Holder within five Business Days after obtaining knowledge that the long term unsecured debt or the long term certificate of deposit rating of the Interest Rate Cap Provider has been withdrawn or reduced by Moody's or Standard & Poor's.

                           (e) Notwithstanding  the foregoing,  the Servicer may
                  at any time obtain a Replacement Interest Rate Cap, provided that the Servicer delivers to the Trustee (i) an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Cap and (ii) a letter from each of Moody's and Standard & Poor's confirming that the termination of the then current Interest Rate Cap and its replacement with such Replacement Interest Rate Cap will not adversely affect its rating of the Class A Certificates or the Class B Certificates.

                           (f) The Trustee hereby appoints the Interest Rate Cap
                  Provider to perform the duties of the calculation agent under the Interest Rate Cap, subject to the terms of the Interest Rate Cap and to any subsequent replacement of the Interest Rate Cap pursuant to this Section 4.11, and the Interest Rate Cap Provider accepts such appointment. The Trustee shall, at the direction of the Servicer, request a copy of the audited annual consolidated financial statements of the Interest Cap Provider, prepared in accordance with accounting principles that are generally accepted in its place of domicile.

                           (g) The Trustee, on behalf of the Certificateholders,
                  shall have the right to, and upon notification from the Servicer shall, sell all or a portion of the Interest Rate Caps subject to the following conditions having been met:

                              (i) The Notional  Amount of the unsold  portion of
                           each Interest Rate Cap remaining as an asset of the Trust shall at least equal the Class A Adjusted
                           Investor Interest, in the case of the Class A Interest Rate Cap, and the Class B Investor Interest, in the case of the Class B Interest Rate Cap, outstanding as of the date of such sale; and

                              (ii) The Trustee shall have received written confirmation from the Rating Agency that such sale will not result in a reduction or withdrawal of the then current rating on the relevant class of Certificates by the Rating Agency.

                           The Servicer  shall have the duty of (A)  obtaining a
                  fair market value price for the sale of the Trust's rights under any portion of an Interest Rate Cap sold pursuant to the subsection 4.11(g), (B) notifying the Trustee of prospective purchasers and bids, (C) selecting the purchaser of such portion of the Interest Rate Cap, and (D) instructing the selected purchaser (and/or the Trustee) to deposit the purchase price therefor into the Collection Account. The
                  Trustee, upon receipt of the purchase price into the Collection Account, shall execute all documentation, prepared by the Servicer, necessary to effect the transfer of the Trust's rights under such portion of the Interest Rate Cap and to release the lien of the Trustee thereon and proceeds thereof.

                           Funds deposited in the Collection  Account in respect
                  of the sale of all or a portion of a Class A Interest Rate Cap or a Class B Interest Rate Cap shall be applied on the next Transfer Date as, respectively, Class A Available Funds or Class B Available Funds in accordance with subsections 4.6(a) and (b).

                  SECTION 4.12 Reallocated Principal Collections. On each Transfer Date, the Servicer shall apply, or shall cause the Trustee to apply, the Reallocated Principal Collections (applying all Reallocated Collateral Principal Collections in accordance with subsections 4.12(a) and (b) prior to applying any Reallocated Class B Principal Collections in accordance with subsection 4.12(a) for any amounts still owing after the application of Reallocated Collateral Principal Collections) with respect to such Transfer Date, to make the following distributions on each Transfer Date in the following priority:

                           (a) an amount equal to the excess, if any, of (i) the
                  Class A Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread and Shared Finance Charge Collections from other Series with respect to the related Monthly Period, shall be applied pursuant to subsections 4.6(a)(i) through (iv); and

                           (b) an amount equal to the excess, if any, of (i) the
                  Class B Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread and Shared Finance Charge Collections from other Series allocated and available to the Class B Certificates pursuant to subsection 4.6(d)(ii) and 4.6(f) on such Transfer Date shall be applied pursuant to subsections 4.6(b)(i) through (iv).

                  On each Transfer Date, the Collateral Interest shall be reduced by the amount of Reallocated Collateral Principal Collections and by the amount of Reallocated Class B Principal Collections applied pursuant to subsections 4.12(a) and/or (b) on such Transfer Date. If such reduction would cause the Collateral Interest (after giving effect to any Collateral Interest Charge-Offs for such Transfer Date) to be a negative number, the Collateral Interest (after giving effect to any Collateral Interest Charge-Offs for such Transfer Date) shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Collateral Interest would have been reduced below zero. If the reallocation of Reallocated Principal Collections would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be a negative number on any Transfer Date, Reallocated Principal Collections shall be reallocated on such Transfer Date in an aggregate amount not to exceed the amount which would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer
         Date) to be reduced to zero.

                  SECTION 4.13 Determination of LIBOR. "LIBOR" shall mean, for a specific Interest Accrual Period (other than the initial Interest Accrual Period), the rate for deposits in United States dollars for one month (commencing on the first day of the relevant Interest Accrual Period) which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the LIBOR Determination Date for such Interest Accrual Period. If such rate does not appear on Telerate Page 3750, the rate for such Interest Accrual Period will be determined on the basis of the rates at which deposits in the United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month (commencing on the first day of Interest Accrual Period). The Trustee will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the rate for such Interest Accrual Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such Interest Accrual Period will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on the first day of such Interest Accrual Period for loans in United States dollars to leading European banks for a period equal to one month (commencing on the first day of such Interest Accrual Period).

                  SECTION 4.14 Discount Option.

                           (a) The  Transferor  may at its option (the "Discount
                  Option"), at any time, upon not less than 20 Business Days prior written notice to the Servicer, the Trustee, the Interest Rate Cap Provider, the Collateral Interest Holder, and each Rating Agency, designate a percentage, which may be a fixed percentage or a variable percentage based on a formula (the "Discounted Percentage"), of the amount of Principal Receivables in Accounts designated in such notice to be treated on and after such designation, or for the period specified in such notice, as Finance Charge Receivables (it being understood and agreed that an increase in the Discount Percentage shall constitute a new exercise of the Discount Option); provided, however, that no such designation shall become effective on the date specified in such written notice unless the following conditions have been satisfied:

                              (i) on or before the date specified in the written
                           notice, the Transferor shall have received written confirmation from each Rating Agency which is then rating an outstanding Series of Certificates that such designation will not result in a withdrawal or reduction of its rating of such Series of Certificates;

                              (ii) such  exercise of the  Discount  Option shall
                           not, in the reasonable belief of the Transferor, cause a Pay Out Event to occur or cause an event which with notice or the lapse of time or both would constitute a Pay Out Event;

                                    (iii) the Transferor shall have delivered to
                           the Trustee an Officer's Certificate confirming the items set forth in clauses (i) and (ii) above. The Trustee may conclusively rely on such Officer's

                           Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

                           On and after the date of  satisfaction of each of the
                  above conditions, in processing Collections of the Principal Receivables of the Accounts designated pursuant to such notice, the Servicer shall deem the product of the Discount Percentage and Collections of such Principal Receivables as Finance Charge Collections.

                           (b) The  Transferor  may at its option,  at any time,
                  upon not less than 20 Business Days prior written notice to the Servicer, the Trustee, the Collateral Interest Holder, and each Rating Agency, suspend or terminate the Discount Option or reduce the Discount Percentage to a percentage specified in such notice; provided, however, that such notice shall specify the period of time for which the Discount Option shall be suspended, the effective date of the termination of the Discount Option or the percentage to which the Discount Option shall be reduced, as the case may be.

                           (c) Each  Certificateholder  by its  acceptance  of a
                  beneficial interest in a Certificate and the Collateral Interest Holder by its acceptance of the Collateral Interest shall be deemed to have consented to the exercise by the Transferor of the Discount Option at such time as the Transferor determines to exercise such options.

                                    ARTICLE V

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS
                         [THE FOLLOWING PORTION OF THIS
                  ARTICLE IS APPLICABLE ONLY TO SERIES 1997-1]


                  SECTION 5.1  Distributions.

                           (a) On each Distribution Date, the Paying Agent shall
                  distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Class A Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class A Certificates held by such Class A Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to Sections 4.7 and
                  4.8 hereof by check mailed to each Class A Certificateholder except that, with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

                           (b) On each Distribution Date, the Paying Agent shall
                  distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class B Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Class B Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Class B Certificateholder) of amounts on deposit in the

                  Distribution Account as are payable to the Class B Certificateholders pursuant to Sections 4.7 and 4.8 hereof by check mailed to each Class B Certificateholder except that, with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

                  SECTION 5.2 Monthly Certificateholders' Statement.

                           (a) On or before each  Distribution  Date, the Paying
                  Agent shall forward to each Series 1997-1 Investor Certificateholder of record on the immediately preceding Record Date and the Rating Agencies a statement substantially in the form of Exhibit 2 to the Series Supplement relating to Series 1997-1 and the Collateral Interest prepared by the Servicer setting forth among other things the following information (which, in the case of subclauses (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of subclauses (viii) and (ix) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):

                              (i) the total  amount  distributed  to the Class A
                           Certificateholders      and      the      Class     B
                           Certificateholders, respectively, on such Distribution Date, and to the Collateral Interest Holder on the preceding Transfer
                           Date;

                              (ii) the amount of such distribution, if any, allocable to principal with respect to the Class A Certificates, the Class B Certificates and the Collateral Interest, respectively;

                              (iii)  the amount of such distribution
                           allocable to Class A Monthly Interest, Class

                           B Monthly Interest, and Collateral Monthly Interest, respectively;

                              (iv) the amount of Principal Collections processed
                           during the preceding Monthly Period, as appropriate, and allocated in respect of the Class A Certificates, the Class B Certificates and the Collateral Interest, respectively;

                              (v) the aggregate amount of Principal Receivables,
                           the Investor Interest, the Adjusted Investor Interest, the Class A Investor Interest, the Class A Adjusted Investor Interest, the Class B Investor Interest, the Collateral Interest, the Class B Fixed Allocation, the Collateral Fixed Allocation, the Floating Investor Percentage, the Class A Floating Allocation, the Class B Floating Allocation, the Collateral Floating Allocation and the Fixed Investor Percentage, in each case as of the close of business on the last day of the preceding Monthly Period;

                              (vi) the aggregate outstanding balance of Accounts
                           which are up to 30, 31-60 and 61 or more days delinquent in accordance with the Servicer's then existing Account Guidelines by class of delinquency as of the close of business on the last day of the preceding Monthly Period;

                              (vii) the Class A Investor Default Amount, the Class B Investor Default Amount and the Collateral Default Amount for the preceding Monthly Period;

                               (viii) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Collateral Interest Charge- Offs for the preceding Monthly Period;

                                    (ix)  the   aggregate   amount  of  Investor
                           Charge-Offs reimbursed to the Class A Certificateholders, the Class B Certificateholders and the Collateral Interest Holder on the Transfer Date immediately preceding such Distribution Date;

                                    (x)  the  amount  of  the  Class  A  Monthly
                           Servicing Fee, the Class B Monthly Servicing Fee and the Collateral Interest Monthly Servicing Fee for the preceding Monthly Period;

                                    (xi) the Principal  Funding  Account Balance
                           as of the related Transfer Date;

                                    (xii)  the   Accumulation   Shortfall   with
                           respect to the related Transfer Date;

                                    (xiii) the amount of the  Principal  Funding
                           Investment Proceeds transferred to the Finance Charge Account on the related Transfer Date;

                                    (xiv)   the   Class  A   Principal   Funding
                           Investment Shortfall on the related Transfer Date;

                                    (xv) the amount of Class A Available  Funds,
                           Class B Available Funds and Collateral Available Funds on deposit in the Finance Charge Account on the related Transfer Date;

                                    (xvi)  the Pool  Factor as of the end of the
                           last day of the preceding Monthly Period;

                                    (xvii)  the  aggregate   amount  of  Finance
                           Charge Collections during the preceding Monthly Period (including amounts arising from the sale of either Interest Rate Cap to be treated as Finance Charge Collections), as appropriate, and allocated in respect of the Series 1997-1 Investor Certificates;

                                    (xviii)  the Class A  Required  Amount,  the
                           Class B Required Amount, the amount of Reallocated Collateral Principal Collections and Reallocated Class B Principal Collections, if any, to be applied with respect to the Required Amounts, and the amount of any reductions in the Collateral Interest and the Class B Investor Interest, if any, to satisfy the Required Amounts, in each case with respect to the preceding Monthly Period;

                                    (xix)  the  Reserve  Account  Draw  and  the
                           Available Reserve Account Amount with respect to the related Transfer Date; and

                                    (xx) the ratio of the Collateral Interest to
                           the Investor Interest as of the last day of the preceding Monthly Period.

                           The Monthly  Certificateholders'  Statement  shall be
                  substantially in the form of Exhibit 2, with such changes as the Servicer may determine to be necessary or desirable; provided, however, that no such change shall serve to exclude information required by this subsection 5.2(a). The Servicer shall, upon making such determination, deliver to the Trustee and the Rating Agency an Officer's Certificate to which shall be annexed the form of Exhibit 2, as so changed. Upon the delivery of such Officer's Certificate to the Trustee, Exhibit 2, as so changed, shall for all purposes of this Agreement constitute Exhibit 2. The Trustee may conclusively rely upon such Officer's Certificate as to such change conforming to the requirements of this Agreement.

                           (b) On or before  January 31 of each  calendar  year,
                  beginning with calendar year 1998, the Servicer shall furnish to the Paying Agent, who shall distribute to each Person who at any time during the preceding calendar year was a Series 1997-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 1997-1 Investor Certificateholders, as set forth in subclauses (i),
                  (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1997-1 Investor Certificateholder, together with such other customary information (consistent with the treatment of the Certificate as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1997-1 Investor Certificateholders to prepare their tax returns. Such obligations of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code.

         SECTION 9.A Series 1997-1 Pay Out Events. If any one of the following events shall occur during the Revolving Period or the Controlled Accumulation Period with respect to the Series 1997-1 Investor Certificates:

                  (a) failure on the part of the Transferor or the Holder of the Exchangeable Seller Certificate (i) to make any payment or deposit required by the terms of (A) the Agreement relating to the Series 1997-1 Investor Certificates, or (B) this Series Supplement, in each case on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement, which failure has a material adverse effect on the Series 1997-1 Investor Certificateholders (which determination shall be made without regard to whether any funds are available pursuant to the Interest Rate Caps) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1997-1 Investor Certificates evidencing Undivided Interests aggregating not less than 50% of each of the Class A Investor Interest, the Class B Investor Interest and the Collateral Interest, and continues to affect materially and adversely the interests of the Series 1997-1 Investor Certificateholders for such period;

                  (b) any representation or warranty made by the Transferor in the Agreement, including this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section 2.1, 2.6 or 3.4(c) of the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 1997-1 Investor Certificates evidencing Undivided Interests aggregating not less than 50% of each of the Class A Investor Interest, the Class B Investor Interest and the Collateral Interest, and (ii) as a result of which the interests of the Series 1997-1 Investor Certificateholders are materially and adversely affected (which determination shall be made without regard to whether any funds are available pursuant to the Interest Rate Caps) and continue to be materially and adversely affected for such period; provided, however, that a Series 1997-1 Pay Out Event pursuant to this subsection 9A(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions hereof;

                  (c) with respect to any Determination Date, the average of the Portfolio Yields for the three consecutive Monthly Periods preceding such Determination Date is a rate which is less than the average of the Base Rates for such Monthly Periods;

                  (d) the Transferor shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by subsection 2.6(e) of the Agreement;

                  (e) any Servicer Default shall occur which would have a material adverse effect on the Series 1997-1 Investor Certificateholders (which determination shall be made without regard to the subordination of the Collateral Interest or whether funds are available pursuant to the Enhancement or the Interest Rate Caps);

                  (f) failure to pay the Class A Certificates in full on the Class A Scheduled Payment Date;

                  (g) failure to pay the Class B Certificates in full on the Class B Scheduled Payment Date; or

                  (h) failure of the Interest Rate Cap Provider to make any payment under the Class A Interest Rate Cap or the Class B Interest Rate Cap within five days of the date on which such payment was due;

then, in the case of any event described in subparagraphs (a), (b) or (e), after the applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of Series 1997-1 Investor Certificates evidencing Undivided Interests aggregating more than 50% of each of the Class A Investor Interest, the Class B Investor Interest and the Collateral Interest by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders and the Collateral Interest Holder) may declare that a pay out event (a "Series 1997-1 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d),
(f), (g) or (h) a Series 1997-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1997-1 Investor Certificateholders immediately upon the occurrence of such event.

         Notwithstanding the foregoing, any failure of performance under Section 9A(a)(i) for a period of up to 60 calendar days with respect to an event described in clause (i) below or up to 15 calendar days with respect to an event described in clause (ii) below (in addition to the five Business Days provided above) shall not constitute a Pay Out Event for purposes of this sentence until the expiration of such period, if such failure could not be prevented by the exercise of reasonable diligence by the Transferor and such failure was caused by (i) an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes or (ii) computer malfunction, communication malfunction or other electronic system malfunction; the preceding clause shall not relieve the Transferor from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and any Supplement and the Transferor shall provide the Trustee, each Rating Agency, the Collateral Interest Holder, and each of the Certificateholders with an Officer's Certificate giving prompt notice of such failure, together with a description of its efforts to so perform its obligations. Notice of any such Pay Out Event shall be given by the Servicer to the Rating Agencies.

         SECTION 10. Series 1997-1 Termination. All principal or interest with respect to the Series 1997-1 Investor Certificates shall be due and payable no later than the Scheduled Series 1997-1 Termination Date. In the event that the Investor Interest is greater than zero on the Scheduled Series 1997-1 Termination Date, after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal to be made on the Certificates on such date, the Trustee will sell or cause to be sold, and pay the proceeds to the Series 1997-1 Investor Certificateholders pro rata in final payment of all principal of and accrued interest on the Series 1997-1 Investor Certificates, an amount of Principal Receivables and the related Finance Charge Receivables (or interests therein) up to 110% of the Investor Interest at the close of business on such date (but not more than an amount of Receivables equal to the sum of (1) the product of (A) the Seller Percentage,
(B) the aggregate outstanding Principal Receivables and (C) a fraction the numerator of which is the related Investor Percentage of Finance Charge Collections and the denominator of which is the sum of all Investor Percentages with respect to Finance Charge Collections of all Series outstanding and (2) the Investor Interest of such Series). The Transferor or any of its Affiliates shall be permitted to bid for such Receivables. In addition, the Transferor or any of its Affiliates shall have the right to match any bid by a third person and be granted the right to purchase the Receivables at such matched bid price. Any proceeds of such sale in excess of such principal and interest paid shall be paid to the Collateral Interest Holder to satisfy any amounts owing under the Loan Agreement and thereafter paid to the Holder of the Exchangeable Seller Certificate. Upon such Scheduled Series 1997-1 Termination Date, final payment of all amounts allocable to the Certificates shall be made in the manner provided in Section 12.3 of the Agreement.

         SECTION 11. Ratification and Reaffirmation of Pooling and Servicing Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

         SECTION 12.  Ratification  and  Reaffirmation  of  Representations  and
Warranties. Except as otherwise provided in the Agreement, each of the Transferor, the Servicer and the Trustee hereby ratify and reaffirm its representations and warranties contained in the Agreement as follows: (a) with respect to the Transferor, the representations and warranties contained in (i)
Section 2.3 of the Agreement, (ii) Section 2.4(a) of the Agreement (with respect to the Agreement as supplemented by this Series Supplement) and (iii) Section 2.4(b) of the Agreement, (b) with respect to the Servicer, the representations and warranties contained in Section 3.3 of the Agreement and (c) with respect to the Trustee, the representations and warranties contained in Section 11.15 of the Agreement, as though such representations and warranties were made by such party as of the Closing Date.

         SECTION 13.  [RESERVED]

         SECTION 14. No Subordination. Notwithstanding the provisions contained in Section 13.1 of the Agreement to the contrary, the Agreement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Series 1997-1 Investor Certificateholders evidencing Undivided Interests aggregating not less than 100% of the Investor Interest for the purpose of (i) adding any provisions to or changing in any manner or eliminating any of the provisions of this Series Supplement or (ii) modifying in any manner the rights of the Series 1997-1 Investor Certificateholders which would, in either case, result in the subordination of the rights of the Series 1997-1 Investor Certificateholders to the rights of the Holders of any other Series.

         SECTION 15. Repurchase of the Series 1997-1 Certificates. In the event of a breach of any of the representations and warranties set forth in Section 12(a)(ii) hereof, either the Trustee or the Holders of Series 1997-1 Certificates evidencing Undivided Interests aggregating more than 50% of each of the Class A Investor Interest and the Class B Investor Interest, by notice then given in writing to the Transferor (and to the Trustee and the Servicer, if given by the Series 1997-1 Certificateholders), may direct the Transferor to purchase the Series 1997-1 Investor Certificates (as specified below) within 60 days of such notice, or within such longer period as may be specified in such notice, which period shall not exceed 120 days, and the Transferor shall be obligated to purchase on a Distribution Date specified by the Transferor (such Distribution Date, the "Repurchase Date") occurring within such applicable period on the terms and conditions set forth below; provided, however, that no such purchase shall be required to be made if, at any time during such applicable period, the representations and warranties contained in Section 12(a)(ii) hereof, shall then be true and correct in all material respects. The Transferor shall deposit on the Transfer Date (in New York Clearing House, next day funds) immediately preceding such Repurchase Date, an amount equal to the reassignment deposit amount for such Series 1997-1 Investor Certificates in the Distribution Account, for distribution to the Series 1997-1 Investor Certificateholders pursuant to Article XII of the Agreement and Section 10 hereof. The reassignment deposit amount for such reassignment shall be equal to the sum of (i) the Investor Interest at the end of the day on the last day of the Monthly Period preceding the Repurchase Date, less the amount on deposit in the Principal Account which will be transferred to the Distribution Account pursuant to 4.8(b)(ii) on the related Transfer Date, (ii) an amount equal to all interest accrued but unpaid on the Series 1997-1 Investor Certificates through and including the last day of the Interest Accrual Period in which such Transfer Date occurs, less the amount on deposit in the Finance Charge Account and, with respect to the Class A Certificates, Principal Funding Investment Proceeds and amounts available to be withdrawn from the Reserve Account on the related Transfer Date, which will be transferred to the Distribution Account to pay interest pursuant to subsections 4.6(a) through (d), as applicable, on such Transfer Date and (iii) any additional amounts owing to the Collateral Interest Holder pursuant to the Loan Agreement. The deposit into the Distribution Account of the reassignment deposit amount shall be considered a prepayment in full of the Series 1997-1 Investor Certificates. The Series 1997-1 Termination Date shall be deemed to have occurred on the Repurchase Date as long as such amount was deposited in full into the Distribution Account on such Transfer Date. If the Trustee or the Series 1997-1 Investor Certificateholders give notice directing the Transferor to purchase the Series 1997-1 Investor Certificates as provided above, the obligation of the Transferor to purchase the Series 1997-1 Investor Certificates and to pay the reassignment deposit amount pursuant to this Section 15 shall constitute the sole remedy respecting a breach of the representations and warranties referenced in Section 12(a)(ii) hereof available to the Series 1997-1 Investor Certificateholders or the Trustee on behalf of the Series 1997-1 Investor Certificateholders.

         SECTION 16. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION 17. Additional Covenants of Transferor. People's Bank, in its capacity as Transferor, hereby covenants that following the occurrence of a Series Pay Out Event described in Section 9A(c) hereof, except as otherwise required by any Requirements of Law, it will not reduce the Periodic Finance Charges assessed on any Receivable, or other fees on any Account, if the Transferor reasonably believes that, as a result of such reduction, (i) the weighted average of the Periodic Finance Charges on the last day of the Monthly Period during which such reduction will be effective (weighted based on the Transferor's reasonable belief as to the Principal Receivables which will be outstanding on such last day) will be less than (ii) the sum of (1) 2.00% and
(2) the weighted average of the Certificates Rates of each Series that will be outstanding on such last day (weighted based on the Transferor's reasonable belief as to (x) the amount of the Investor Interest of each Series that will be outstanding on such last day, (y) in the case of Series for which the Certificate Rate is a floating rate, the Certificate Rate with respect to such Monthly Period).

         SECTION 18. Series 1997-1 Investor Exchange. Pursuant to subsection 6.9(b) of the Agreement, the Series 1997-1 Investor

Certificateholders may tender their Series 1997-1 Investor Certificates, and the Holders of the Exchangeable Seller Certificate may tender the Exchangeable Seller Certificate, in exchange for (i) one or more newly issued Series of Series 1997-1 Investor Certificates and (ii) a reissued Exchangeable Seller Certificate in accordance with the terms and conditions contained in a notice of exchange delivered to the Series 1997-1 Investor Certificateholders. Such notice of exchange will specify, among other things: (a) the amount of Series 1997-1 Investor Certificates that may be tendered, (b) the Certificate Rate with respect to the new Series, (c) the term of the Series, (d) the method of computing the investor percentage, (e) the manner of Enhancement, if any, with respect to the Series and (f) the time and the manner of the tender and cancellation of the Series 1997-1 Investor Certificates and the issuance of the new Series of Certificates will be effectuated. Upon satisfaction of the conditions contained in subsections 6.9(b) and 6.9(c) of the Agreement, and the receipt by the Trustee of the Exchange Notice and the related Supplement, the Trustee shall cancel the existing Exchangeable Seller Certificate and the applicable Series 1997-1 Investor Certificates, and shall issue such Series of Series 1997-1 Investor Certificates and a new Exchangeable Seller Certificate, each dated the Exchange Date.

         SECTION 19. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 20. Notification to Luxembourg Stock Exchange. On or prior to each Distribution Date the Servicer shall, or shall cause the Trustee to, send written notice to the Luxembourg Stock Exchange specifying (i) the Class A Certificate Rate for the immediately following Distribution Date, (ii) the amount of interest to be distributed in respect of the Class A Certificates for the immediately following Distribution Date and (iii) the Class A Investor
Interest on the Distribution Date on or prior to which such report is being furnished (after giving effect to all payments of principal to be made on such Distribution Date). Promptly following each Distribution Date the Servicer shall cause a notice to be published in a daily newspaper, which initially shall be the Luxemburger Wort, specifying the information described in clauses (i) and (ii) of the preceding sentence.

         IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.


                             PEOPLE'S BANK,
                             Transferor and Servicer


                             By: /s/ Michael J. Ciborowski
                             -----------------------------
                                 Name:   Michael J. Ciborowski
                                 Title:  Vice President


                             BANKERS TRUST COMPANY, not in
                             its individual capacity but
                             solely as Trustee


                             By: /s/ Louis Bodi
                             -----------------------------
                                 Name:  Louis Bodi
                                 Title: Vice President

                                                                    EXHIBIT 1-A

                      FORM OF CLASS A INVESTOR CERTIFICATE

                                                                  $____________
No.1                                                      CUSIP No. ___________


              PEOPLE'S BANK CREDIT CARD MASTER TRUST FLOATING RATE
                 CLASS A ASSET BACKED CERTIFICATE, SERIES 1997-1

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists of a portfolio of selected VISA1 and MasterCard1/ credit card receivables generated or to be generated by People's Bank.


                      (Not an interest in or obligation of
                              People's Bank or any
                               Affiliate thereof.)

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRE SENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO PEOPLE'S BANK OR ITS AGENT FOR REGISTRATION OF TRANS FER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGIS TERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         This certifies that CEDE & CO. (CEDE & CO. or any successors or assigns of CEDE & CO. with respect to this certificate, the "Class A Investor Certificateholders") is the registered owner of the undivided interest in certain assets of a trust (the "Trust"), the corpus of which consists of a portfolio of Receivables (the "Receivables") now existing or hereafter created


----------

1 VISA and MasterCard are registered trademarks of VISA USA, Inc., and MasterCard International Incorporated, respectively.

under selected VISA and MasterCard credit card accounts (the "Accounts") of People's Bank, a Connecticut stock savings bank, all Receivables in Automatic Additional Accounts and Additional Accounts added to the Trust from time to time, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), and the other assets and interests constituting the Trust pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as of March 18, 1997, as supplemented by the Series 1997-1 Supplement dated as of March 18, 1997 (collectively, the "Agreement"), by and between People's Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below.

         The Transferor has structured the Agreement and the Investor Certificates with the intention that the Investor Certificates will qualify under applicable tax law as indebtedness, and the Transferor, the Holder of the Exchangeable Seller Certificate, the Servicer and each Investor Certificateholder (or Certificate Owner) by acceptance of its Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest therein), agrees to treat the Investor Certificates (or a beneficial interest therein) con sistently with, and to take no action inconsistent with, the treatment of the Investor Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with this Agreement as to treatment as indebtedness under applicable tax law.

         This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. Although a summary of certain provisions of the Agreement is set forth below, this Class A Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Agreement.

         THE AGREEMENT AND THE CERTIFICATES CREATED THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         The Receivables consist of Principal Receivables which arise from the purchase of goods, services and cash advances and of Finance Charge Receivables which arise generally from Periodic Finance Charges and other fees and charges as fully specified in the Agreement. The assets of the Trust in which this Certificate represents an interest, consist of (i)(a) the Receivables now existing and hereafter created and arising in connection with the Accounts, and all Receivables in the Automatic Additional Accounts and Additional Accounts added to the Trust from time to time (b) all monies due or to become due with respect thereto (including all Finance Charge Receivables), (c) all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of New York) of such Receivables, (d) proceeds of insurance policies relating to the Receivables, and (e) Interchange and Recoveries pursuant to subsections 2.5(k) and (l) of the Agreement, (ii) such funds as from time to time are deposited in the Collection Account, the Excess Funding Account, and the Investor Accounts, and (iii) the benefit of the Class A Interest Rate Cap between the Trustee and the Interest Rate Cap Provider.

         This Certificate is one of the People's Bank Credit Card Master Trust $425,000,000 Floating Rate Class A Asset Backed Certificates, Series 1997-1 (the "Class A Certificates"), each of which represents an undivided interest in certain assets of the Trust, including the right to receive Collections allocable to the Class A Certificates and other amounts at the times and in the amounts specified in the Agreement to be deposited in the Investor Accounts or paid to the Investor Certificateholders. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust will not exceed an amount equal to the Class A Investor Interest at such time. The Class A Initial Investor Interest is $425,000,000 minus the retirement of any Class A Certificates pursuant to an Investor Exchange. The Class A Investor Interest on any date of determination will be an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of payments of Certificate Principal paid to the Class A Certificateholders prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-Offs reimbursed prior to such date of determination; provided, however, that the Class A Investor Interest may not be reduced below zero. In addition to the Class A Certificates, a class of certificates entitled "People's Bank Credit Card Master Trust $33,750,000 Floating Rate Class B Asset Backed Certificates, Series 1997-1" (the "Class B Certificates") and an Undivided Interest in the Trust in the initial amount of $41,250,000 (the "Collateral Interest," and together with the Class A Certificates and the Class B Certificates, the "Certificates") will be issued, and the Exchangeable Seller Cer tificate will be reissued to the Holder of the Exchangeable Seller Certificate pursuant to the Agreement, and other Series of certificates have been, and may from time to time be, issued by the Trust, which represent or will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not repre sented by the Certificates or any other Series of certificates.

         Interest on the Class A Certificates will be distributed on April 15, 1997 and on the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, on the next succeeding Business Day (a "Distribution Date"), to the Class A Certificateholders of record on the Record Date preceding the related Distribution Date.

         No principal will be payable to the Class A Certificate holders during the Revolving Period, which begins on the date of issuance of this Class A Certificate or during the Controlled Accumulation Period. During the Controlled Accumulation Period, which is scheduled to begin with the December 2000 Monthly Period but which may be postponed as provided in the Agreement, an amount equal to the Controlled Deposit Amount will be deposited into the Principal Funding Account on each Transfer Date commenc ing with the Transfer Date following the Monthly Period in which the Controlled Accumulation Period commences. The amount on deposit in the Principal Funding Account will be distributed as principal to the Class A Certificateholders on the February 2002 Distribution Date (the "Class A Scheduled Payment Date"), unless paid earlier as the result of the occurrence of a Pay Out Event and the commencement of the Rapid Amortization Period, or later in accordance with the Agreement. During the Rapid Amortization Period, if any, in addition to monthly payments of interest on the Class A Certificates, principal will be distributed to the Class A Certificateholders on the Distribution Date of each calendar month commencing in the month following the month in which the Rapid Amortization Period commences.

         The Servicer will deposit all Collections in the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following such Date of Processing.

         Notwithstanding anything in the Agreement to the contrary, for so long as, and only so long as, the Transferor shall remain the Servicer hereunder and
(a)(i) the Servicer provides to the Trustee a letter of credit or other arrangement covering risk of collection of the Servicer acceptable to the Rating Agency (as evidenced by letters from the Rating Agency) and (ii) the Transferor shall not have received a notice from the Rating Agency that such letter of credit or other arrangement would result in the lowering or withdrawal of such Rating Agency's then-existing rating of any Series of Investor Certificates or
(b) under certain other circumstances permitted under the Agree ment, the Servicer need not deposit Collections into the Collection Account, the Principal Account or the Finance Charge Account in accordance with the immediately preceding sentence, or make payments to the Holder of the Exchangeable Seller Certif icate prior to the close of business on the day any Collections are deposited in the Collection Account, but may make such pay ments on the Transfer Date in the Monthly Period following the Monthly Period in which such Collections are received in an amount equal to the net amount of such deposits, payments and withdrawals which would have been made but for the provisions of this paragraph.

         On each Distribution Date, to the extent funds are available on the terms specified in the Agreement from available Finance Charge Collections, from payments made pursuant to the Class A Interest Rate Cap and from Excess Spread, interest will be distributed to the Class A Certificateholders in an amount equal to the sum of: (i) the product of (a) the Class A Certificate

Rate, (b) the lesser of the Class A Adjusted Investor Interest determined as of the preceding Distribution Date, after giving effect to all payments, deposits and withdrawals on such Distri bution Date or Closing Date, as applicable, and the Expected Class A Principal as of the preceding Distribution Date or Closing Date (or, for the initial Interest Accrual Period, the Class A Initial Investor Interest), and (c) the actual number of days in the related Interest Accrual Period divided by 360, plus (ii) the Class A Covered Amounts for such Interest Accrual Period, plus (iii) the product of (a) the Class A Excess Princi pal, (b) the lesser of the Class A Certificate Rate and 10.12% per annum, and (c) the actual number of days in the related Interest Accrual Period divided by 360, plus (iv) to the extent permitted by applicable law, any interest accrued on the Class A Certificates (including interest on any overdue Class A Monthly Interest) during any prior Interest Accrual Period which has not been distributed to the Class A Certificateholders, plus, (v) to the extent that there is available Excess Spread, an amount equal to the product of (a) the amount by which the Class A Certificate Rate exceeds 10.12%, (b) the Class A Excess Principal and (c) the actual number of days in the related Interest Accrual Period divided by 360.

         On each Determination Date during the Revolving Period, the Controlled Accumulation Period and the Rapid Amortization Period, if any, the Servicer will determine the Class A Required Amount and the Class B Required Amount. If either or both of the Required Amounts are greater than zero after application of available Finance Charge Collections, Excess Spread and Shared Finance Charge Collections, then Principal Collections allocable to the Collateral Interest will be reallocated and applied first to fund the remaining Class A Required Amount, if any, and second to fund the remaining Class B Required Amount, if any, and to the extent that Reallocated Collateral Principal Collections are less than such remaining Class A Required Amount, Principal Collections allocable to the Class B Certificates will then be reallocated and applied to fund the remaining Class A Required Amount. The Collateral Interest and (if the Collateral Interest is reduced to zero) the Class B Investor Interest will be reduced by the amount of Reallocated Collateral Principal Collections and Reallocated Class B Principal Collections applied to fund the Required Amounts.

         If, on any Distribution Date, Reallocated Collateral Principal Collections are insufficient to fund the remaining Class A Required Amount for the related Monthly Period, then the Collateral Interest (after giving effect to reduction for any Collateral Interest Charge-Offs and Reallocated Principal Collections) will be reduced by the amount of such deficiency (but not by more than the Class A Investor Default Amount for such Monthly Period). In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Princi pal Collections in excess of the Collateral Interest as of such Distribution Date) will be reduced by the amount by which the Collateral Interest would have been reduced below zero. In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero.

         The  Trustee has  entered  into the Class A Interest  Rate Cap with the
Interest Rate Cap Provider for the exclusive benefit of the Class A Certificateholders. On each Transfer Date that the Class A Certificate Rate for the related Interest Accrual Period exceeds the Class A Cap Rate, the Interest Rate Cap Provider will make a payment to the Trustee, on behalf of the Trust, based on the amount of such excess and the notional amount of the Class A Interest Rate Cap. The Class A Notional Amount will at all times be equal to or greater than the amount of the Expected Class A Principal. The Class A Interest Rate Cap or its Replacement Interest Rate Cap or Qualified Substitute Arrangement will termi nate on the day immediately following the Class A Scheduled Payment Date.

         People's Bank, as Servicer, is entitled to receive as ser vicing compensation a monthly servicing fee in an amount equal to one-twelfth of the product of 2.00% per annum and the Aggregate Principal Receivables in the Trust on the last day of the preceding Monthly Period, payable on each succeeding Distribution Date. With respect to any Distribution Date, the Class A Monthly Servicing Fee will equal one-twelfth of the product of 2.00% per annum and the Class A Adjusted Investor Interest as of the last day of the preceding Monthly Period; provided that the Class Monthly Servicing Fee for the first Distribution Date will be an amount equal to five thirty-firsts of the foregoing amount.

         On each Transfer Date, beginning with the Transfer Date following the Monthly Period in which the Controlled Accumulation Period commences, an amount equal to the Controlled Deposit Amount will be deposited in the Principal Funding Account. The amounts on deposit in the Principal Funding Account will be deposited in the Distribution Account for distribution to the Class A Certificateholders on the Class A Scheduled Payment Date.


         As provided in the Agreement, Principal Collections remaining after funding of the Required Amounts during the Revolving Period and the Controlled Accumulation Period and Principal Collections remaining after funding of the Controlled Deposit Amount during the Controlled Accumulation Period will be applied as Shared Principal Collections and distributed first to the certificateholders of other Series to the extent of Principal Shortfalls, if any, and then to the Holder of the Exchangeable Seller Certificate. In addition, during the Controlled Accumu lation Period and the Rapid Amortization Period, Shared Principal Collections from other Series available to the Certificates will be applied to pay the Certificateholders to the extent of Princi pal Shortfalls, if any, with respect to Series 1997-1.

         On each Distribution Date beginning with the month following the Monthly Period in which the Rapid Amortization Period commences, the Monthly Total Principal Allocations from the prior Monthly Period along with Shared Principal Collections from other Series, if any, and certain other amounts treated as Available Investor Principal Collections will be distributed to the Class A Certificateholders until the earlier of the date on which the Class A Investor Interest is paid in full and the Series 1997-1 Termination Date.

         Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the holders of record appearing in the Certificate Register (except for the final distribution in respect of this Class A Certif icate) without the presentation or surrender of this Certificate or the making of any notation thereon, except that with respect to Certificates registered in the name of the nominee of a Clear ing Agency, distributions will be made in the form of immediately available funds.

         This Class A Certificate does not represent an obligation of, or an interest in, the Transferor or the Servicer, and neither the Class A Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class A Certificate is limited in right of payment to certain collections respecting the Receivables, as more specifically set forth hereinabove and in the Agreement.

         As provided in the Agreement, withdrawals from the Series 1997-1 Investor Accounts may be made upon the instructions of the Servicer from time to time for purposes other than distributions to Class A Certificateholders.

         The Transferor may designate (subject to the terms and conditions of the Agreement) Accounts for deletion and removal from the Accounts previously assigned to and constituting a part of the Trust.

         The Agreement and any Supplement may be amended by the Transferor, the Servicer and the Trustee, without the consent of the Certificateholders of any Series, to cure any ambiguity, to correct or supplement any provision therein which may be inconsistent with any other provision therein, and to add any other provisions with respect to matters or questions arising under the Agreement and any Supplement which are not inconsistent with the provisions of the Agreement and any Supplement. The Agreement may be amended from time to time by the Transferor, the Servicer and the Trustee, and without the consent of any Certificateholders, to (a) provide for the transfer by the Transferor of its interest in and to all or part of the Accounts in accordance with the provisions of the Agreement and (b) pro vide for the purchase of Principal Receivables by the Trust at a price which is less than 100% of the outstanding balance thereof, and to provide for the treatment of Collections of Principal Receivables, in an amount up to the aggregate amount by which the purchase price of Principal Receivables as sold thereafter is less than 100%, as Collections of Finance Charge Receivables; provided, however, that any such action may not adversely affect in any material respect the interests of Certificateholders; provided further that the Servicer and the Trustee shall have received notice from the Rating Agency that any such amendment will not result in the reduction or withdrawal of its then-exist ing rating of the certificates of any Series.

         The Agreement and any Supplement may be amended by the Tran sferor, the Servicer and the Trustee with the consent of the holders of certificates evidencing undivided interests aggregat ing not less than 66-2/3% of the principal amount of each Series adversely affected, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of certificateholders of any Series. No such amendment, however, may (a) reduce in any manner the amount of, or delay the timing of, distributions required to be made on such Series, (b) change the definition of or the manner of calculating the interest of any certificateholder of such Series or (c) reduce the aforesaid percentage of undivided interests, the holders of which are required to consent to any such amendment, in each case without the consent of all certificateholders of all Series adversely affected.

         The transfer of this Class A Certificate shall (subject to the limitations set forth in the Agreement) be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denomination and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

         Pursuant to the Series 1997-1 Supplement, the Transferor has the option (the "Discount Option"), at any time to designate as Finance Charge Receivables a fixed or variable percentage of Receivables in designated Accounts which otherwise would be treated as Principal Receivables. The exercise by the Transferor of the Discount Option will be subject to, among other things, the receipt by the Trustee of written confirmation from each

Rating Agency that the exercise of such option will not result in a withdrawal or reduction of its rating of the Certificates. Each Certificateholder by its acceptance of a beneficial interest in a Certificate will be deemed to have consented to the exercise by the Transferor of the Discount Option at such time as the Transferor determines to exercise such option.

         As provided in the Agreement and subject to certain limita tions therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate Undivided Interests, as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances de scribed in the Agreement.

         Subject to the prior termination of Series 1997-1, the Agreement provides that the right of the Class A Certificateholders to receive payments from the Trust will termi nate on the Scheduled Series 1997-1 Termination Date. Upon the termination of Trust pursuant to Section 12.1 of the Agreement (and subject to the exceptions set forth in the Agreement), the Trustee will assign and convey to the Holder of the Exchangeable Seller Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and Recoveries allocable to the Trust relating thereto and Interchange pursuant to subsections 2.5(k) and (l) of the Agreement. The Trustee will execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Holder of the Exchangeable Seller Certificate to vest in such Holder all right, title and interest which the Trustee had in the Receivables.

         Unless the certificate of authentication hereon has been ex ecuted by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

         IN WITNESS WHEREOF, People's Bank has caused this Class A Certificate to be executed by its duly authorized officer.

                                        PEOPLE'S BANK



                                        By:



Dated:  March 27, 1997

                 Form of Trustee's Certificate of Authentication


         This  is  one  of  the  Class  A   Certificates   referred  to  in  the
within-mentioned Agreement.


                             BANKERS TRUST COMPANY, not in
                               its individual capacity,
                               but solely as Trustee



                               By:
                                   (Authorized Officer)

                                                                     EXHIBIT 1-B


                      FORM OF CLASS B INVESTOR CERTIFICATE

                                                                    $-----------
No. R-1                                                    CUSIP No. ___________


              PEOPLE'S BANK CREDIT CARD MASTER TRUST FLOATING RATE
                 CLASS B ASSET BACKED CERTIFICATE, SERIES 1997-1

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists of a portfolio of selected VISA1 and MasterCard1/ credit card receivables generated or to be generated by People's Bank.


                      (Not an interest in or obligation of
                              People's Bank or any
                               Affiliate thereof.)

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRE SENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO PEOPLE'S BANK OR ITS AGENT FOR REGISTRATION OF TRANS FER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGIS TERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         This certifies that CEDE & CO. (CEDE & CO. or any successors or assigns of CEDE & CO. with respect to this certificate, the "Class B Investor Certificateholders") is the registered owner of the undivided interest in certain assets of a trust (the "Trust"), the corpus of which consists of a portfolio of


--------

1 VISA and MasterCard are registered trademarks of VISA USA, Inc., and MasterCard International Incorporated, respectively.

Receivables (the "Receivables") now existing or hereafter created under selected VISA and MasterCard credit card accounts (the "Accounts") of People's Bank, a Connecticut stock savings bank, all Receivables in Automatic Additional Accounts and Additional Accounts added to the Trust from time to time, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), and the other assets and interests constituting the Trust pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as of March 18, 1997, and as supplemented by the Series 1997-1 Supplement, dated as of March 18, 1997, (collectively, the "Agreement"), by and between People's Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below.

         The Transferor has structured the Agreement and the Investor Certificates with the intention that the Investor Certificates will qualify under applicable tax law as indebtedness, and the Transferor, the Holder of the Exchangeable Seller Certificate, the Servicer and each Investor Certificateholder (or Certificate Owner) by acceptance of its Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest therein), agrees to treat the Investor Certificates (or a beneficial interest therein) consistently with, and to take no action inconsistent with, the treatment of the Investor Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with this Agreement as to treatment as indebtedness under applicable tax law.

         This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. Although a summary of certain provisions of the Agreement is set forth below, this Class B Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Agreement.

         THE AGREEMENT AND THE CERTIFICATES CREATED THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         The Receivables consist of Principal Receivables which arise from the purchase of goods, services and cash advances and of Finance Charge Receivables which arise generally from Periodic Finance Charges and other fees and charges as fully specified in the Agreement. The assets of the Trust in which this Certificate represents an interest, consist of (i)(a) the Receivables now existing and hereafter created and arising in connection with the Accounts and all Receivables in Automatic Additional Accounts and Additional Accounts added to the Trust from time to time, (b) all monies due or to become due with respect thereto (including all Finance Charge Receivables), (c) all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of New York) of such Receivables, (d) proceeds of insurance policies relating to the Receivables, (e) Interchange and Recoveries pursuant to subsections 2.5(k) and (l) of the Agreement, (ii) such funds as from time to time are deposited in the Collection Account, the Excess Funding Account, and the Investor Accounts and (iii) the benefit of the Class B Interest Rate Cap between the Trustee and the Interest Rate Cap Provider.

         This Certificate is one of the People's Bank Credit Card Master Trust $33,750,000 Floating Rate Class B Asset Backed Certificates, Series 1997-1 (the "Class B Certificates"), each of which represents an undivided interest in certain assets of the Trust, including the right to receive Collections allocable to the Class B Certificates and other amounts at the times and in the amounts specified in the Agreement to be deposited in the Investor Accounts or paid to the Investor Certificateholders. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust will not exceed an amount equal to the Class B Investor Interest at such time. The Class B Initial Investor Interest is $33,750,000 minus the retirement of any Class B Certificates pursuant to an Inves tor Exchange. The Class B Investor Interest on any date of determination will be an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of payments of Certificate Principal paid to the Class B Certificateholders prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Class B Investor Charge-Offs, Reallocated Principal Collections and other reductions of the Class B Investor Interest in respect of the Class A Required Amount over Class B Investor Charge-Offs, Reallocated Principal Collections and such other reductions reimbursed prior to such date of determination; provided, however, that the Class B Investor Interest may not be reduced below zero. In addition to the Class B Certificates, a class of certificates entitled "People's Bank Credit Card Master Trust $425,000,000 Floating Rate Class A Asset Backed Certificates, Series 1997-1" (the "Class A Certificates") and an Undivided Interest in the Trust in the initial amount of $41,250,000 (the "Collateral Interest," and together with the Class A Certificates and the Class B Certifi cates, the "Certificates") will be issued, and the Exchangeable Seller Certificate will be issued to the Holder of the Exchangeable Seller Certificate pursuant to the Agreement, and other Series of certificates have been, and may from time to time be, issued by the Trust, which represent or will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receiv ables not represented by the Certificates or any other Series of certificates.

         Interest on the Class B Certificates will be distributed on April 15, 1997 and on the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, on the next succeeding Business Day (a "Distribution Date"), to the Class B Certificateholders of record on the Record Date preceding the related Distribution Date. Principal with respect to the Class B certificates is scheduled to be distributed on the March 2002 Distribution Date, (the "Class B Scheduled Payment Date"), but may be paid earlier or later as provided in the Agreement. During the Rapid Amortization Period, if any, interest and prin cipal will be distributed to the Class B Certificateholders on the Distribution Date of each calendar month until the Class B Certificateholders have been paid in full.

         The Servicer will deposit all Collections in the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following such Date of Processing.

         Notwithstanding anything in the Agreement to the contrary, for so long as, and only so long as, the Transferor shall remain the Servicer hereunder and
(a)(i) the Servicer provides to the Trustee a letter of credit or other arrangement covering risk of collection of the Servicer acceptable to the Rating Agency (as evidenced by letters from the Rating Agency) and (ii) the Transferor shall not have received a notice from the Rating Agency that such letter of credit or other arrangement would result in the lowering or withdrawal of such Rating Agency's then-existing rating of any Series of Investor Certificates or
(b) under certain circumstances permitted under the Agreement, the Servicer need not deposit Collections into the Collection Account, the Principal Account or the Finance Charge Account in accordance with the immediately preceding sentence or make payments to the Holder of the Exchangeable Seller Certificate prior to the close of business on the day any Collections are deposited in the Collection Account, but may make such payments on the Transfer Date in the Monthly Period following the Monthly Period in which such Collections are received in an amount equal to the net amount of such deposits, payments and withdrawals which would have been made but for the provisions of this para graph.

         On each Distribution Date, to the extent funds are available on the terms specified in the Agreement from available Finance Charge Collections, from payments made pursuant to the Class B Interest Rate Cap and from Excess Spread, interest will be distributed to the Class B Certificateholders in an amount equal to the sum of: (i) the product of (a) the Class B Certificate Rate, (b) the lesser of the Class B Investor Interest determined as of the preceding Distribution Date, after giving effect to all payments, deposits and withdrawals on such Distribution Date and the Expected Class B Principal as of the preceding Distribution Date or Closing Date (or, for the initial Interest Accrual Period, the the Class B Initial Investor Interest), as applica ble, and (c) the actual number of days in the related Interest Accrual Period divided by 360, plus (ii) the product of (a) the Class B Excess Principal, (b) the lesser of the Class B Certif icate Rate and 10.32%, and (c) the actual number of days in the related Interest Accrual Period divided by 360, plus (iii) to the extent permitted by applicable law, any interest accrued on the Class B Certificates (including interest on any overdue Class B Monthly Interest) during any prior Interest Accrual Period which has not been distributed to the Class B Certificateholders, plus, (iv) to the extent that there is available Excess Spread, an amount equal to the product of (a) the amount by which the Class B Certificate Rate exceeds 10.32%, (b) the Class B Excess Princi pal and (c) the actual number of days in the related Interest Accrual Period divided by 360.

         On each Determination Date during the Revolving Period, the Controlled Accumulation Period and the Rapid Amortization Period, if any, the Servicer will determine the Class A Required Amount and the Class B Required Amount. If either or both of the Required Amounts are greater than zero after application of available Finance Charge Collections, Excess Spread and Shared Finance Charge Collections, then Principal Collections allocable to the Collateral Interest will be reallocated and applied first to fund the remaining Class A Required Amount, if any, and second to fund the remaining Class B Required Amount, if any, and to the extent that Reallocated Collateral Principal Collections are less than such remaining Class A Required Amount, Principal Collections allocable to the Class B Certificates will then be reallocated and applied to fund the remaining Class A Required Amount. The Collateral Interest will be reduced by the amount of Reallocated Collateral Principal Collections and Reallocated Class B Principal Collections applied to fund the Required Amounts. The Class B Investor Interest will be reduced by the amount of Reallocated Class B Principal Collections in excess of the Collateral Interest (after giving effect to reductions for an Collateral Interest Charge-Offs and any reallocated Collateral Principal Collections as of the related Distribution Date) applied to fund the Class A Required Amount.

         If, on any Distribution Date, Reallocated Collateral Principal Collections are insufficient to fund the remaining Class A Required Amount for the related Monthly Period, then the Collateral Interest (after giving effect to reduction for any Collateral Interest Charge-Offs and Reallocated Principal Collections) will be reduced by the amount of such deficiency (but not by more than the Class A Investor Default Amount for such Monthly Period). In the event that such reduction would cause the Collateral Interest to be a negative number, the

Collateral Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Princi pal Collections in excess of the Collateral Interest as of such Distribution Date) will be reduced by the amount by which the Collateral Interest would have been reduced below zero. In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero.

         If, on any Distribution Date, Reallocated Collateral Principal Collections not required to fund the Class A Required Amount are insufficient to fund the remaining Class B Required Amount for such Monthly Period, then the Collateral Interest (after giving effect to reduction for any Collateral Interest Charge-Offs, Reallocated Principal Collections and any adjustments made thereto for the benefit of the Class A Certificateholders) will be reduced by the amount of such deficiency (but not by more than the Class B Investor Default Amount for such Monthly Period). In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest will be reduced by the amount by which the Collateral Interest would have been reduced below zero.

         The  Trustee has  entered  into the Class B Interest  Rate Cap with the
Interest Rate Cap Provider for the exclusive benefit of the Class B Certificateholders. On each Transfer Date that the Class B Certificate Rate for the related Interest Accrual Period exceeds the Class B Cap Rate, the Interest Rate Cap Provider will make a payment to the Trustee, on behalf of the Trust, based on the amount of such excess and the notional amount of the Class B Interest Rate Cap. The Class B Notional Amount will at all times equal the amount of the Expected Class B Principal. The Class B Interest Rate Cap, or its Replacement Interest Rate Cap or Quali fied Substitute Arrangement, will terminate on the day immedi ately following the Class B Scheduled Payment Date.

         People's Bank, as Servicer, is entitled to receive as ser vicing compensation a monthly servicing fee in an amount equal to one-twelfth of the product of 2.00% per annum and the Aggregate

Principal Receivables in the Trust on the last day of the preceding Monthly Period, payable on each succeeding Distribution Date. With respect to any Distribution Date, the Class B Monthly Servicing Fee will equal one-twelfth of the product of 2.00% per annum and the Class B Investor Interest as of the last day of the preceding Monthly Period; provided that the Class B Monthly Servicing Fee for the first Distribution Date will be an amount equal to five thirty-firsts of the foregoing amounts.

         On the Transfer Date immediately preceding the Class B Scheduled Payment Date, and on each Transfer Date thereafter until the Class B Investor Interest has been reduced to zero, the Servicer or the Trustee acting in accordance with instructions from the Servicer will withdraw all amounts on deposit in the Principal Account, in respect of Collections processed during the preceding Monthly Period and deposit such amounts in the Distri bution Account for distribution to the Class B Certificateholders on the next succeeding Distribution Date, to the extent specified in the Agreement.

         As provided in the Agreement, Principal Collections remain ing after funding of the Required Amounts during the Revolving Period and the Controlled Accumulation Period and Principal Collections remaining after funding of the Controlled Deposit Amount during the Controlled Accumulation Period will be applied as Shared Principal Collections and distributed first to the certificateholders of other Series to the extent of Principal Shortfalls, if any, and then to the Holder of the Exchangeable Seller Certificate. In addition, during the Controlled Accumu lation Period and the Rapid Amortization Period, Shared Principal Collections from other Series available to the Certificates will be applied to pay the Certificateholders to the extent of Princi pal Shortfalls, if any, with respect to Series 1997-1.

         On each Distribution Date beginning with the month following the Monthly Period in which the Rapid Amortization Period commences, the Monthly Total Principal Allocations from the prior Monthly Period along with Shared Principal Collections from other Series, if any, and certain other amounts treated as Available Investor Principal Collections will be distributed to the Class A Certificateholders until the earlier of the date on which the Class A Investor Interest is paid in full and the Series 1997-1 Termination Date and, following the final principal payment to the Class A Certificateholders, to the Class B Certificateholders until the earlier of the date on which the Class B Investor Interest is paid in full and the Series 1997-1 Termination Date.

         Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the holder of record appearing in the Certificate Register (except for the final distribution in respect of this Class B Certifi cate) without the presentation or surrender of this Certificate or the making of any notation thereon, except that with respect to Certificates registered in the name of the nominee of a Clear ing Agency, distributions will be made in the form of immediately available funds.

         This Class B Certificate does not represent an obligation of, or an interest in, the Transferor or the Servicer, and neither the Class B Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class B Certificate is limited in right of payment to certain collections respecting the Receivables, as more specifically set forth hereinabove and in the Agreement.

         As provided in the Agreement, withdrawals from the Series 1997-1 Investor Accounts may be made upon the instructions of the Servicer from time to time for purposes other than distributions to Class B Certificateholders.

         The Transferor may designate (subject to the terms and conditions of the Agreement) Accounts for deletion and removal from the Accounts previously assigned to and constituting a part of the Trust.

         The Agreement and any Supplement may be amended by the Transferor, the Servicer and the Trustee, without the consent of the Certificateholders of any Series, to cure any ambiguity, to correct or supplement any provision therein which may be inconsistent with any other provision therein, to add any other provisions with respect to matters or questions arising under the Agreement and any Supplement which are not inconsistent with the provisions of the Agreement and any Supplement. The Agreement may be amended from time to time by the Transferor, the Servicer and the Trustee, and without the consent of any Certifi cateholders, to (a) provide for the transfer by the Transferor of its interest in and to all or part of the Accounts in accordance with the provisions of the Agreement and (b) provide for the purchase of Principal Receivables by the Trust at a price which is less than 100% of the outstanding balance thereof, and to provide for the treatment of Collections of Principal Receiv ables, in an amount up to the aggregate amount by which the pur chase price of Principal Receivables as sold thereafter is less than 100%, as Collections of Finance Charge Receivables; provided, however, that any such action may not adversely affect in any material respect the interests of Certificateholders; provided further that the Servicer and the Trustee shall have received notice from the Rating Agency that any such amendment will not result in the reduction or withdrawal of its then-existing rating of the certificates of any Series.

         The Agreement and any Supplement may be amended by the Tran sferor, the Servicer and the Trustee with the consent of the holders of certificates evidencing undivided interests aggregat ing not less than 66-2/3% of the principal amount of each Series adversely affected, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of certificateholders of any Series. No such amendment, however, may (a) reduce in any manner the amount of, or delay the timing of, distributions required to be made on such Series, (b) change the definition of or the manner of calculating the interest of any certificateholder of such Series or (c) reduce the aforesaid percentage of undivided interests, the holders of which are required to consent to any such amendment, in each case without the consent of all certificateholders of all Series adversely affected.

         The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denomination and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

         Pursuant to the Series 1997-1 Supplement, the Transferor has the option (the "Discount Option"), at any time to designate as Finance Charge Receivables a fixed or variable percentage of Receivables in designated Accounts which otherwise would be treated as Principal Receivables. The exercise by the Transferor of the Discount Option will be subject to, among other things, the receipt by the Trustee of written confirmation from each Rating Agency that the exercise of such option will not result in a withdrawal or reduction of its rating of the Certificates. Each Certificateholder by its acceptance of a beneficial interest in a Certificate will be deemed to have consented to the exercise by the Transferor of the Discount Option at such time as the Transferor determines to exercise such option.

         As provided in the Agreement and subject to certain limita tions therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate Undivided Interests, as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances de scribed in the Agreement.

         Subject to the prior termination of Series 1997-1, the Agreement provides that the right of the Class B Certificateholders to receive payments from the Trust will termi nate on the Scheduled Series 1997-1 Termination Date. Upon the termination of Trust pursuant to Section 12.1 of the Agreement, the Trustee will assign and convey to the Holder of the Exchangeable Seller Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and Recoveries allocable to the Trust relating thereto and Inter change pursuant to subsections 2.5(k) and (l) of the Agreement. The Trustee will execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Holder of the Exchangeable Seller Certificate to vest in such Holder all right, title and interest which the Trustee had in the Receivables.

         Unless the certificate of authentication hereon has been ex ecuted by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

         IN WITNESS WHEREOF, People's Bank has caused this Class B Certificate to be executed by its duly authorized officer.

                                    PEOPLE'S BANK



                                    By:



Dated:  March 27, 1997

                 Form of Trustee's Certificate of Authentication


         This  is  one  of  the  Class  B   Certificates   referred  to  in  the
within-mentioned Agreement.


                              BANKERS TRUST COMPANY, not in
                                its individual capacity,
                                but solely as Trustee



                                By:
                                     (Authorized Officer)

                                                                       EXHIBIT 2


                  FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                  PEOPLE'S BANK

              PEOPLE'S BANK CREDIT CARD MASTER TRUST, SERIES 1997-1

           MONTHLY CERTIFICATEHOLDERS' STATEMENT FOR MONTHLY PERIOD #




Monthly Period - Beginning Date                                    _________

Monthly Period - Ending Date                                       _________

Determination Date                                                 _________

Distribution Date                                                  _________

(Note: Monthly Period numbers found herein refer solely to Series 1997-1 and may not correspond to Monthly Period numbers used for other Series of the Trust.)

21.      Information Regarding Distributions to Certificateholders


         21.1     Total amount distributed to
                  Certificateholders (per $1,000
                  Initial Investor Interest)                       _________


         21.2     Total principal amount
                  distributed to Certificateholders
                  (per $1,000 Initial Investor Interest)           _________

         21.3     Total interest amount
                  distributed to Certificateholders
                  (Per $1,000 Initial Investor Interest)           _________




         22.      Receivables Balances

         22.1     Aggregate Principal Receivables in
                  Trust, end of period __                          _________





                  (a)      Aggregate Principal Receivables
                           in Trust on Closing Date                _________

         22.2     Investor Interest, end of period __              _________

                  (a)      Investor Interest as of Closing Date    _________

         22.3     Investor Interest as a percentage
                  of Trust Principal Receivables                   _________


                  (a)      Investor Interest as a percentage of
                           Trust Principal Receivables as of the
                           Closing Date                            _________



         22.4     Adjusted Investor Interest                       _________


         22.5     Floating Investor Percentage                     _________



         22.6     Fixed Investor Percentage                        _________

         23.      Collections                                      _________

         23.1     Aggregate amount of Collections Processed        _________
                  during the Monthly Period allocated to
                  Certificateholders

         B.       Monthly Pay Rate for:

                  (i)        Period - 1     _________%
                  (ii)       Period - 2     _________%
                  (iii)  Period - 3         _________%
                  (iv)       Period - 4     _________%
                  (v)        Period - 5     _________%
                  (vi)       Period - 6     _________%
                  (vii)  6 mo. Avg.         _________%

         23.2     Principal Collections during the Monthly         _________
                  Period allocated to Certificateholders


         23.3     Amount by which Controlled Accumulation          _________
                  exceeds principal allocated to Investors




         23.4     Finance Charge Collections during the Monthly    _________
                  Period allocated to Certificateholders

         23.5     Annualized Gross Portfolio Yield for:

                  (i)    Period - 1     _________%
                  (ii)   Period - 2     _________%
                  (iii)  Period - 3     _________%
                  (iv)   3 mo. avg.     _________%



24.      Delinquent Balances*

                                                     Aggregate      Percentage
                                                     Account        Aggregate
                                                     Balances       Receivables
                                                     --------       -----------

         24.1     Less than 31 days delinquent       ___________    __________%
         24.2     31 - 60 days delinquent            ___________    __________%
         24.3     61-90 days delinquent              ___________    __________%
         24.4     More than 90 days delinquent       ___________    __________%
         24.5     Total                              ___________    __________%

         25.      Default Summary

         25.1     Aggregate Investor Default Amount                _________


                                                     Aggregate      Percentage
                                                     Account        Aggregate
                                                     Balances       Receivables
                                                     --------       -----------


         25.2     Investor default percentage for:

                  (i)    Period - 1     _________%
                  (ii)   Period - 2     _________%
                  (iii)  Period - 3     _________%
                  (iv)   3 mo. avg.     _________%

         25.3     Investor Charge-Offs

                  (i)      Aggregate dollar amount                 _________
                  (ii)     Per $1,000 of Initial Investor Interest _________


         25.4     Reimbursed Investor Charge-Offs

                  (i)      Aggregate dollar amount                 _________
                  (ii)     Per $1,000 of Initial Investor Interest _________


         25.5     Reallocated Principal Collections

                  (i)      Aggregate dollar amount                 _________
                  (ii)     Per $1,000 of Initial Investor Interest _________


         25.6     Base Rate                                        _________


         25.7     Portfolio Yield minus Base Rate for:

                  (i)    Period - 1     _________%
                  (ii)   Period - 2     _________%
                  (iii)  Period - 3     _________%
                  (iv)   3 mo. avg.     _________%


         26.      Monthly Investor Servicing Fee                   _________

         27.      Accumulation Shortfall                           _________

         28.1     Principal Funding Investment Proceeds            _________

         28.2     Principal Funding Investment Shortfall           _________


         29.      Withdrawal from Reserve Account under
                  Section 4.6                                      _________

         30.      Required Reserve Account Amount                  _________

         31.      Available Reserve Account Amount                 _________

         32.      Pool Factor                                      _________

         33.      Collateral Interest as a Percentage of
                  Investor Interest                                _________



                                    PEOPLE'S BANK, Servicer


                                    By:_______________________


Calculations

         Monthly Pay Rate = Aggregate Collections (excluding Interchange) during the Monthly Period/Aggregate Amount of Receivables at the end of the prior Monthly Period

         Amount by which Controlled Accumulation Amount exceeds Principal allocated to Investors during the Monthly Period = $________ - Principal allocated to Investors

         Gross Portfolio Yield = Finance Charges allocated to Investors during the Monthly Period (including Interchange allocated to Investors and deposited in the Finance Charge Account)/Investor Interest for the prior Monthly Period
         #_______

Portfolio Yield minus Base Rate - Finance charges allocated to Investors during the Monthly Period (including Interchange allocated to Investors and deposited in the Finance Charge Amount) - Investor Default Amount for the Monthly Period/Investor Interest for the prior Monthly Period - Base Rate.

                                                                       EXHIBIT 3


                      FORM OF DTC LETTER OF REPRESENTATION

           BOOK-ENTRY-ONLY COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)
                        (WITHOUT OWNER OPTION TO REDEEM)/
          OTHER ASSET-BACKED SECURITIES/ AND PASS-THROUGH CERTIFICATES


                            Letter of Representations
                     [To be Completed by Issuer and Trustee]

                     People's Bank Credit Card Master Trust
                                [Name of Issuer]

                              Banker Trust Company
                                [Name of Trustee]


                                                                  March 27, 1997
                                                                          [Date]

Attention: General Counsel's Office
The Depository Trust Company
55 Water Street, 49th Floor
New York, NY 10041-0099


     Re: $425,000,000 Floating Rate Class A Asset Backed Certificates, Series 1997-1 $33,750,000 Floating Rate Class B Asset Backed Certificates, Series 1997-1
                               [Issue Description]



Ladies and Gentlemen:

         This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Securities"). Trustee will act as trustee with respect to the Securities pursuant to an Amended and Restated Pooling and Servicing Agreement dated March 18, 1997, (the "Document"). Goldman, Sachs & Co. is distributing the Securities through The Depository Trust Company ("DTC").

         To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Trustee make the following representations to DTC:

         1. Prior to closing on the Securities on March 27, 1997, there shall be deposited with DTC one Security certificate registered in the name of DTC's nominee, Cede & Co., for each stated maturity of the Securities in the face amounts set forth on Schedule A hereto, the total of which represents 100% of the principal amount of such Securities. If, however, the aggregate principal amount of any maturity exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount. Each Security certificate shall bear the following legend:

           Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC). ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         2. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Trustee shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall send notice of such record date to DTC not less than 15 calender days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at
(212) 709-6896 or (212) 709-6897, and receipt of such notices shall be confirmed by telephoning (212) 709-6870. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to DTC's Reorganization Department as indicated in Paragraph 4.

         3. In the event of a full or partial redemption, Issuer or Trustee shall send a notice to DTC specifying: (a) the amount of the redemption or refunding; (b) in the case of a refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be mailed to Security holders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designated to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Trustee shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be not less than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to the Paragraph by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4039 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to:

                Manager:  Call Notification Department
                          The Depository Trust Company
                          711 Stewart Avenue
                          Garden City, NY 11530-4719

         4. In the event of an invitation to tender the Securities (including mandatory tenders, exchanges, and capital changes), notice by Issuer or Trustee to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in the preceding Paragraph. Notice to DTC pursuant to this Paragraph and notices of other corporate actions by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or 212 709-1094 and receipt of such notices shall be confirmed by telephoning 212 709-6554. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                           Manager:  Reorganization Department
                           Reorganization Window
                           The Depository Trust Company
                           7 Hanover Square, 23rd Floor
                           New York, NY 10004-2695

         5. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities.

         6. Trustee shall send DTC written notice with respect to the dollar amount per $1,000 original face value (or other minimum authorized denomination if less than $1,000 face value; payable on each payment date allocated as to the interest and principal portions thereof preferably 5 but not less than 2 business days prior to such payment date. Such notices, which shall also contain the current pool factor, any special adjustments to principal/interest rates (e.g. adjustments due to deferred interest or shortfall), and Trustee contact's name and telephone number, shall be sent by telecopy to DTC's Dividend Department at (212) 709-1723, or if by mail or by any other means to:

                           Manager:  Announcements
                           Dividend Department
                           The Depository Trust Company
                           7 Hanover Square, 22nd Floor
                           New York, NY 10004-2695

         7. [Note: Issuer must represent one of the following, and cross out the other:] [The interest accrual period is payment date to payment date.]

         8. Trustee must provide DTC, no later than noon (Eastern Time) on the payment date, CUSIP numbers for each issue for which payment is being sent, as well as the dollar amount of the payment for each issue. Notification of payment details should be sent using automated communications.

         9. Interest payments and principal payments that are part of periodic principal-and- interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns in same-day funds, no later than 2:30 p.m. (Eastern Time) on each payment date (in accordance with existing arrangements between Issuer or Trustee and DTC). Absent any other arrangements between Issuer or Trustee and DTC, such funds shall be wired as follows:

                 The Chase Manhattan Bank
                 ABA 021000021
                 For credit to A/C The Depository Trust Company
                 Dividend Deposit Account 066-026776

Issuer or Trustee shall provide interest payment information to a standard announcement service subscribed to by DTC. In the unlikely event that no such service exists, Issuer or Trustee shall provide interest payment information directly to DTC in advance of the interest payment date as soon as the information is available. This information should be conveyed directly to DTC electronically. If electronic transmission is not available, absent any other arrangements between Trustee and DTC, such information should be sent by telecopy to DTC's Dividend Department at (212) 709-1723 or 212 709-1666 and receipt of such notices shall be confirmed by telephoning 212 709-1270. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                           Manager:  Announcements
                           Dividend Department
                           The Depository Trust Company
                           7 Hanover Square, 22nd Floor
                           New York, NY 10004-2695

         10. DTC shall receive maturity and redemption payments allocated with respect to each CUSIP number on the payable date in same-day funds by 2:30 p.m. (Eastern Time). Absent any other arrangements between Trustee and DTC, such payments shall be wired as follows:

                 The Chase Manhattan Bank
                 ABA 021000021
                 For credit to A/C The Depository Trust Company
                 Redemption Account 066-027306

in accordance with existing SDFS payment procedures in the manner set forth in DTC's SDFS Paying Agent Operating Procedures, a copy of which has previously been furnished to Trustee.

         The Security certificate(s) shall remain in Agent's custody as a "Balance Certificate" subject to the provisions of the Balance Certificate Agreement between Agent and DTC currently in effect.

         11. DTC shall receive all reorganization payment and CUSIP-level detail resulting from corporate actions (such as tender officer, remarketings, or mergers) on the first payable date in same-day funds by 2:30 p.m. (Eastern
Time). Absent any other arrangements between Trustee and DTC, such payments shall be wired as follows:

                 The Chase Manhattan Bank
                 ABA 021000021
                 For credit to A/C The Depository Trust Company
                 Reorganization Account 066-027608

         12. DTC may direct Issuer or Trustee to use any other number or address as the number or address to which notices or payments of interest or principal may be sent.

         13. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Trustee's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Issuer or Trustee to issue and authenticate a new Security certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in principal except in the case of final maturity, in which case the certificate will be presented to Issuer or Trustee prior to payment, if required.

         14. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Trustee shall notify DTC of the availability of certificates. In such event, Issuer or Trustee shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

         15. DTC may discontinue providing its services as securities depositary with respect to the Securities at any time by giving reasonable notice to Issuer or Trustee (at which time DTC will confirm with Issuer or Trustee the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Issuer and Trustee shall cooperate fully with DTC by taking appropriate action to make valuable one or more separate certificates evidencing Securities to any DTC Participant having Securities credited to its DTC accounts.

         16. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificates by virtue of submission of such certificate(s) to DTC.

         17. Nothing herein shall be deemed to require Trustee to advance funds on behalf of Issuer.

               REPRESENTATIONS FOR ERISA-RESTRICTED SECURITIES --
                 to be included in DTC Letter of Representations

         Issuer and Agent recognize that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain whether a transfer of Securities could give rise to a transaction prohibited or not otherwise permissible under the Employee Retirement Income Security Act of 1974 or under Section 4975 of the Internal Revenue Code of 1986. Issuer and Agent acknowledge that: a) so long as Cede & Co. is the sole record owner of the Securities, it shall be entitled to all voting rights in respect thereof and to receive the full amount of all principal, premium, if any, and interest payable with respect thereto; and b) DTC shall treat any DTC Participant having Securities credited to its DTC accounts as entitled to the full benefits of ownership of such Securities even if the crediting of such Securities to the DTC accounts of such Participant results from transfers or failures to transfer in violation of such laws. (The treatment by DTC of the effects of the crediting by it of Securities to the accounts of DTC Participants shall not affect the rights of Issuer or purchasers, sellers, or holders of Securities against any DTC Participant.)

Notes:

A. If there is a Trustee (as defined in this Letter of Representations). Trustee as well as Issuer must sign this Letter. If there is no Trustee in signing this Letter Issuer itself undertakes to perform all of the obligations set forth herein.

B. Schedule B contains statements that DTC believes accurately describe DTC, the method of effecting book-entry transfers of securities distributed through DTC, and certain related matters.

                                 Very truly yours,


                                 People's Bank Credit Card Master Trust
                                 --------------------------------------
                                             (Issuer)

                                 By:
                                    (Authorized Officer's Signature)


                                 Bankers Trust Company
                                 --------------------------------------
                                             (Trustee)

                                 By:___________________________________
                                     (Authorized Officer's Signature)


Received and Accepted:

THE DEPOSITORY TRUST COMPANY


By:_________________________


cc:  Underwriter
     Underwriter's Counsel







                                                                      SCHEDULE A


   $425,000,000 Floating Rate Class A Asset Backed Certificates, Series 1997-1
   ---------------------------------------------------------------------------

   $33,750,000 Floating Rate Class B Asset Backed Certificates, Series 1997-1
   --------------------------------------------------------------------------



CUSIP Number                  Principal Amount            Maturity Date              Interest Rate
------------                  ----------------            -------------              -------------


710318AJ5                     $150,000,000                February 2002              5.745% from March 27,
Class A Certificates                                      Distribution Date          1997 through April 14, 1997
                                                                                     and LIBOR + 0.12%
                                                                                     thereafter
710318AJ5                     $150,000,000                February 2002              5.745% from March 27,
Class A Certificates                                      Distribution Date          1997 through April 14, 1997
                                                                                     and LIBOR + 0.12%
                                                                                     thereafter
710318AJ5                     $125,000,000                February 2002              5.745% from March 27,
Class A Certificates                                      Distribution Date          1997 through April 14, 1997
                                                                                     and LIBOR + 0.12%
                                                                                     thereafter
710318AK2                     $33,750,000                 March 2002                 5.945% from March 27,
Class B Certificates                                      Distribution Date          1997 through April 14, 1997
                                                                                     and LIBOR + 0.32% thereafter

                                                                      SCHEDULE B

                       SAMPLE OFFICIAL STATEMENT LANGUAGE
                       DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
 (Prepared by DTC--bracketed material may be applicable only to certain issues)

         1. The Depository Trust Company "DTC", New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC's partnership nominee). One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate principal amount of such issue, and will be deposited with DTC. [If, however, the aggregate principal amount of [any] issue exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

         2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities
Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

         3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

         4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

         5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         [6. Redemption notices shall be sent to Cede & Co. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.]

         7. Neither DTC nor Cede & Co. will consent or vote with respect to Securities. Under its usual procedures, DTC mails an Omnibus Proxy to Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date identified in a listing attached to the Omnibus Proxy.

         8. Principal and interest payments on the Securities will be made to DTC. DTC's practice is to credit Direct Participants accounts on payable date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on payable date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC. Trustee, or Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to DTC is the responsibility of Issuer or Trustee, disbursement of such payments to Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

         [9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to Trustee [or Tender/Remarketing Agent], and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to Trustee [or Tender/Remarketing Agent]. The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records and followed by a book-entry credit of tendered Securities to Trustee [or Tender/Remarketing Agent's] DTC account.]

         10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

         11. Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

         12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.

                                                                       EXHIBIT 4

                 FORM OF MONTHLY PAYMENT INSTRUCTIONS TO TRUSTEE


BANKERS TRUST COMPANY
ABA #021001033
A/C 01-419-647
CORPORATE TRUST AND AGENCY GROUP
ATTENTION: LOUIS BODI/KEITH SCHOTT
RE: PEOPLE'S BANK1997-1 FINANCE CHARGE ACCOUNT


ON _________________________ PLEASE PERFORM THE FOLLOWING TRANSACTIONS PURSUANT TO THE SERIES 1997-1 SUPPLEMENT AND THE AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 18, 1997:

Per Section         Please withdraw           $0.00 from Finance
4.6 (a) (i) &       Charge Account - 22756 and deposit into the
4.6 (d) (vii)       Distribution Account - 22753 to pay Monthly
                    Certificate Interest to Class A Investors.

Per Section         Please withdraw            $0.00 from Finance
4.6 (b) (i) &       Charge Account - 22756 and deposit into the
4.6 (d) (viii)      Distribution Account - 22753 to pay Monthly
                    Certificate Interest to Class B Investors.

Per Section         Pleae  withdraw  $0.00 from Finance
4.6 (d) (vi)        Charge Account - 22756 and deposit into the
                    Distribution  Account  -  22753  to  pay
                    Collateral  Monthly  Interest  to  the
                    Collateral Interest Holder.

Per Section         Please withdraw             $0.00 from
4.6 (a) (ii),       Finance Charge Account - 22756 to pay Monthly
4.6 (b) (ii),       Investor Servicing Fee to People's Bank.
4.6 (c) (i) &
4.6 (d) (vii)

Per Section         Please  withdraw  $0.00  from  Finance
4.6 (a)             Charge  Account - 22756 to pay  Investor
(iii),              Default Amount to People's Structured Finance Corp.
4.6 (c) (iii)
&
4.6 (d) (ix)

4.6 (d) (ix)

Per Section         Please  withdraw $0.00 from Finance
4.6 (d)             Charge Account - 22756 and wire to People's
(xvii)              Structured Finance.





                    AUTHORIZED BY:______________________________
                                    LISA BROOKS, VICE PRESIDENT

                                                                       EXHIBIT 5


                    Form of Notification to Trustee Regarding
                 Completion of Required Deposits and Withdrawals


                                  PEOPLE'S BANK

              PEOPLE'S BANK CREDIT CARD MASTER TRUST, SERIES 1997-1


                  This is to inform you that on the Transfer Date occurring on _________ we have made all deposits and withdrawals for the Monthly Period beginning on ________ and ending on _________.


                                     Name:
                                     Title:

                                                                       EXHIBIT 6


                    Form of Notification to Trustee Regarding
                             Failure to Make Payment


                                  PEOPLE'S BANK

              PEOPLE'S BANK CREDIT CARD MASTER TRUST, SERIES 1997-1


                  This is to inform you that we have been unable to make a [payment or deposit] in the amount of __________ for the Monthly Period beginning on ________ and ending on _________. Such payments were to be made from [Account] on _________ and such payment or deposit was to be made to [Person or Account].


                                     Name:
                                     Title:

                                                                     EXHIBIT 4.3


(Multicurrency-Cross Border)

                                     ISDA(R)
                  International Swap Dealers Association, Inc.
                                MASTER AGREEMENT
                            dated as of March 27, 1997


Bankers Trust Company, not in its individual capacity but solely as Trustee for People's Bank Credit Card Master Trust ("Party A") and Lehman Brothers Financial Products Inc. ("Party B") have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:-

         1.  Interpretation.

         (a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

         (b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

         (c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

         2.  Obligations.

         (a)  General Conditions.

                  (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.


       Copyright (C) 1992 by International Swap Dealers Association, Inc.

                  (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

                  (iii) Each  obligation of each party under Section  2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

         (b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

         (c)  Netting.  If on any date amounts would otherwise be payable:-

                  (i)  in the same currency; and

                  (ii)  in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

         The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

         (d)  Deduction or Withholding for Tax.

                  (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:-

                           (1) promptly notify the other party ("Y") of such requirement;

                           (2) pay to the relevant  authorities  the full amount
                  required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                           (3) promptly  forward to Y an official  receipt (or a
                  certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

                           (4) if such Tax is an Indemnifiable Tax, pay to Y, in
                  addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:-

                                    (A)  the  failure  by Y to  comply  with  or
                           perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                                    (B) the failure of a representation  made by
                           Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for
                           (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or
                           (II) a Change in Tax Law.

                  (ii)  Liability.  If:-

                           (1) X is required by any applicable  law, as modified
                  by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

                           (2)  X does not so deduct or withhold; and

                           (3) a liability resulting from such Tax is assessed directly against X,

                  then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

         (e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

         3.  Representations.

         Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:-

         (a)  Basic Representations.

                  (i) Status. It is duly organized and validly existing under the laws of the jurisdiction of its Organization or incorporation and, if relevant under such laws, in good standing;

                  (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

                  (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

                  (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

                  (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

         (b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

         (c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

         (d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

         (e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

         (f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

         4.  Agreements.

         Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:-

         (a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:-

                  (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

                  (ii) any other documents specified in the Schedule or any Confirmation; and

                  (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

         (b) Maintain Authorizations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

         (c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

         (d)  Tax   Agreement.   It  will  give  notice  of  any  failure  of  a
representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

         (e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organized, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

         5.  Events of Default and Termination Events.

         (a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:-

                  (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

                  (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

                  (iii)  Credit Support Default.

                           (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

                           (2) the  expiration  or  termination  of such  Credit
                  Support  Document  or the  failing or  ceasing of such  Credit
                  Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

                           (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

                  (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

                  (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

                  (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

                  (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:-

                           (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;
                  (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or
                  (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

                  (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:-

                           (1) the  resulting,  surviving or  transferee  entity
                  fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                           (2) the benefits of any Credit Support  Document fail
                  to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

         (b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in
(iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:-

                  (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):-

                           (1) to perform any absolute or contingent  obligation
                  to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                           (2) to perform, or for any Credit Support Provider of
                  such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

                  (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under
         Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

                  (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

                  (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

                  (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

         (c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

         6.  Early Termination.

         (a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an

Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

         (b)  Right to Terminate Following Termination Event.

                  (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

                  (ii) Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under
         Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

         Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

                  (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

                  (iv)  Right to Terminate. If:-

                           (1) a transfer under Section 6(b)(ii) or an agreement
                  under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

                           (2) an Illegality under Section 5(b)(i)(2),  a Credit
                  Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

         either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

         (c)  Effect of Designation.

                  (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

                  (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

         (d)  Calculations.

                  (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

                  (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a

         Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

         (e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set- off.

                  (i) Events of Default. If the Early Termination Date results from an Event of Default:-

                           (1) First Method and Market  Quotation.  If the First
                  Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

                           (2) First  Method and Loss.  If the First  Method and
                  Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

                           (3) Second Method and Market Quotation. If the Second
                  Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non- defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

                           (4) Second  Method and Loss. If the Second Method and
                  Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non- defaulting Party will pay the absolute value of that amount to the Defaulting Party.

                  (ii) Termination Events. If the Early Termination Date results from a Termination Event:-

                           (1) One  Affected  Party.  If there  is one  Affected
                  Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or
                  Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

                           (2) Two Affected  Parties.  If there are two Affected
                  Parties:-

                                    (A) if Market Quotation applies,  each party
                           will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                                    (B)  if  Loss   applies,   each  party  will
                           determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

         If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

                  (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

                  (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

         7.  Transfer.

         Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:-

                  (a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

                  (b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under
         Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

         8.  Contractual Currency.

         (a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

         (b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement,
(ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

         (c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

         (d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

         9.  Miscellaneous.

         (a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

         (b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

         (c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

         (d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

         (e)  Counterparts and Confirmations.

                  (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

                  (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

         (f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

         (g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

         10.  Offices; Multibranch Parties.

         (a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organization of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

         (b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

         (c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

         11.  Expenses.

         A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

         12.  Notices.

         (a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:-

                  (i) if in writing and delivered in person or by courier, on the date it is delivered;

                  (ii) if sent by telex, on the date the recipient's answerback is received;

                  (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

                  (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

                  (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following, day that is a Local Business Day.

         (b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

         13.  Governing Law and Jurisdiction.

         (a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

         (b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:-

                  (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

                  (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment  thereof  for the time  being in force)  nor will the  bringing  of
Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

         (c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

         (d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

         14.  Definitions.

         As used in this Agreement:-

         "Additional  Termination  Event" has the meaning  specified  in Section
5(b).

         "Affected Party" has the meaning specified in Section 5(b).

         "Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

         "Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

         "Applicable Rate" means:-

         (a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

         (b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

         (c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

         (d)  in all other cases, the Termination Rate.

         "Burdened Party" has the meaning specified in Section 5(b).

         "Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

         "consent"  includes  a  consent,   approval,   action,   authorization,
exemption, notice, filing, registration or exchange control consent.

         "Credit Event Upon Merger" has the meaning specified in Section 5(b).

         "Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

         "Credit Support Provider" has the meaning specified in the Schedule.

         "Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

         "Defaulting Party" has the meaning specified in Section 6(a).

         "Early  Termination  Date" means the date determined in accordance with
Section 6(a) or 6(b)(iv).

         "Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

         "Illegality" has the meaning specified in Section 5(b).

         "Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organized, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

         "law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

         "Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial center, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

         "Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

         "Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

         "Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

         "Non-defaulting Party" has the meaning specified in Section 6(a).

         "Office" means a branch or office of a party, which may be such party's head or home office.

         "Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

         "Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

         "Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organized, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

         "Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

         "Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

         "Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:-

                  (a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated
         Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

                  (b) such  party's  Loss  (whether  positive  or  negative  and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

         "Specified Entity" has the meaning specified in the Schedule.

         "Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

         "Specified Transaction"means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

        "Stamp Tax" means any stamp, registration, documentation or similar tax.

        "Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

         "Tax Event" has the meaning specified in Section 5(b).

         "Tax Event Upon Merger" has the meaning specified in Section 5(b).

         "Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and
(b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

         "Termination Currency" has the meaning specified in the Schedule.

         "Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

         "Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

         "Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

         "Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

         IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

BANKERS TRUST COMPANY,             LEHMAN BROTHERS FINANCIAL PRODUCTS INC.
not in its individual capacity
but solely as Trustee for
People's Bank Credit Card
Master Trust



By: /s/ Louis Bodi                 By: /s/ Florence D. Nolan
   ------------------                 ----------------------
    Name:   Louis Bodi                 Name:  Florence D. Nolan
    Title:  Vice President             Title: Vice President
    Date:   March 27, 1997             Date:  March 27, 1997

                                                               EXECUTION COPY







                                    SCHEDULE

                                     to the

                                MASTER AGREEMENT

                           Dated as of March 27, 1997

                                     between

             BANKERS TRUST COMPANY, a New York banking corporation,
              not in its individual capacity, but solely as Trustee
                   ("Party A"), for PEOPLE'S BANK CREDIT CARD
                           MASTER TRUST (the "Trust")

                                       and

                    LEHMAN BROTHERS FINANCIAL PRODUCTS INC.,
                    a corporation organized under the laws of
                              the State of Delaware
                                  ("Party B").


                                     PART 1

                             Termination Provisions


         (a) "Specified Entity" means in relation to Party A for the purpose of:

         Section 5(a)(v), none.
         Section 5(a)(vi), none.
         Section 5(a)(vii), none.
         Section 5(b)(iv), none.

         and in relation to Party B for the purpose of:

         Section 5(a)(v), none.
         Section 5(a)(vi), none.
         Section 5(a)(vii), none.
         Section 5(b)(iv), none.


         (b) "Specified Transaction" will have the meaning specified in Section 14.

         "Credit Event Upon Merger" has the meaning specified in
Section 5(b) as it applies to Party B but not Party A.
"Materially weaker" as such term is used in Section 5(b)(iv) means that the resulting, surviving or transferee entity has suffered a Downgrade (as defined herein except that the resulting, surviving or transferee entity will replace Party B within the Downgrade definition).

         (c) The "Cross-Default" provisions of Section 5(a)(vi) will not apply to Party A or Party B.

         (d) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or Party B.

         (e)  Payments on Early Termination.  For the purpose of
Section 6(e):

                  (i) Loss will apply; provided, however, that for the avoidance of doubt, if at any time and so long as Party A shall have satisfied in full all its payment obligations under Section 2(a)(i) of this Agreement and shall at the time have no future payment obligations, whether absolute or contingent, under such Section, then unless Party B is required pursuant to appropriate proceedings to return to Party A or otherwise returns to Party A upon demand of Party A any portion of any such payment, (i) if Party A shall be determining its Loss in respect of any Terminated Transaction, such Loss shall never be a negative number, and (ii) if Party B shall be determining its Loss in respect of any Terminated Transaction, such Loss shall never be expressed as a positive number.

                  (ii)     The Second Method will apply.

         (f)  "Termination Currency" means United States Dollars.

         (g)  Additional Termination Event; Credit Downgrade.

                  (i) If with respect to Party B, the counterparty rating (a "Rating") by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's", and together with S&P, the "Rating Agencies") is withdrawn by either Rating Agency or reduced below AAA by S&P or Aa3 by Moody's (either such withdrawal or reduction, a "Downgrade"), Party B shall promptly notify in writing Party A and the Rating Agencies, and shall within 30 days of the date of such Downgrade, with the prior written confirmation of each of the Rating Agencies that such arrangement will not result in the reduction or withdrawal of the rating of the Series 1997-1 Certificates in effect immediately prior to such Downgrade, at the expense of Party B, (x) obtain a substitute cap provider ("X") that
         (1) is reasonably acceptable to Party A, (2) has Ratings of AAA by S&P and at least Aa3 by Moody's, or has the Specified Ratings from both

         Moody's and S&P, and (3) is acceptable to the Rating Agencies, and replace the Transactions outstanding hereunder with Transactions on identical terms except that X shall be "Party B", or (y) enter into a "Qualifying Substitute Arrangement" (as defined below) to assure performance by Party B of its obligations under the Transactions outstanding hereunder. In the event that Party B fails to satisfy any of its obligations referred to in this subparagraph (i) within the time period prescribed, such failure shall constitute an Additional Termination Event with Party B as the Affected Party.

                  (ii) "Qualifying Substitute Arrangement" shall mean any arrangement satisfactory to the Rating Agencies, including collateral, guarantees or letters of credit, which arrangement will result in the Rating Agencies not reducing or withdrawing the rating in effect of the Series 1997-1 Certificates outstanding immediately prior to the Downgrade.

                  (iii) "Specified Ratings" shall mean (A) a long term unsecured debt or long term certificate of deposit rating of at least Aa3 by Moody's and (B) a short term unsecured debt or short term certificate of deposit rating of A-1+ by S&P.

         (h) Notwithstanding any provision contained herein, in the Agreement or in any Confirmation (including any provision relating to Section 2(a)(iii) of the Agreement regarding Events of Default and Potential Events of Default,
Section 5 of the Agreement regarding Events of Default and Termination Events, but excluding Section 5(b)(i) of the Agreement, or Section 6 of the Agreement regarding Early Termination), the obligations of Party B contained herein, in the Agreement or in any Confirmation shall be absolute, unconditional and irrevocable and all payments required to be made by Party B hereunder, under the Agreement and under any Confirmation shall be made without offset, counterclaim or defense.

         (i) The first sentence of Section 6(d)(ii) of the Agreement is hereby modified to read in its entirety as follows: "An amount calculated as being due in respect of an Early Termination Date under section 6(e) will be payable on the day that notice of the amount payable is effective."


                                     PART 2

                               Tax Representations

         (a) Payer Tax Representations. For the purposes of Section 3(e) of this Agreement, Party B will make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to Party A under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to
         Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause
         (ii) and the other  party  does not  deliver a form or  document  under
         Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.


         (b) Payee Tax Representations. For the purposes of Section 3(f) of this Agreement, Party A makes no representations.


                                     PART 3

                         Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

         (a) Tax forms, documents or certificates to be delivered are:


Party required to            Form/Document/           Date by which
deliver document             Certificate              to be delivered
----------------             -----------              ---------------

Party A                      W-9 for the Trust        Upon execution of this
                                                      Agreement.


         (b) Other documents to be delivered are:

Party
required to                                                       Covered by
deliver           Form/Document/               Date by which      Section 3(d)
document          Certificate                  to be delivered    Representation
--------          -----------                  ---------------    --------------

Party A           A Certificate of an          Upon execution          Yes.
                  authorized officer of        of this
                  the party, certifying        Agreement.
                  the names, true
                  signatures and
                  authority of the
                  officers of the party
                  signing this
                  Agreement.

Party A           An opinion of counsel        Upon execution          Yes.
                  for Party A.                 of this
                                               Agreement

Party A           The relevant excerpts        Upon execution          Yes.
                  from the Trust               of this
                  Agreement of Party A         Agreement.
                  pursuant to which
                  Party A is authorized
                  to enter into this
                  Agreement.

Party B           A certificate of an          Upon execution          Yes.
                  authorized officer of        of this
                  the party, certifying        Agreement.
                  the names, true
                  signatures and
                  authority of the
                  officers of the party
                  signing this
                  Agreement.

Party B           Opinion of counsel to        Upon execution          Yes.
                  Party B and addressed        of this
                  to Party A, the              Agreement.
                  rating agencies
                  rating the
                  Certificates issued
                  by the Trust,
                  covering such other
                  matters as reasonably
                  requested by, and
                  satisfactory to the
                  addressees.

Party B           A copy of the annual         Upon execution           Yes.
                  report of Party B            of this
                  containing audited           Agreement and,
                  consolidated                 thereafter,
                  financial statements         upon request of
                  for such fiscal year         Party A or the
                  certified by                 Servicer.
                  independent public
                  accountants and
                  prepared in
                  accordance with
                  generally accepted
                  accounting practices
                  consistently applied.

                                     PART 4

                                  Miscellaneous

         (a)  Addresses  for Notices.  For the purpose of Section  12(a) of this
Agreement:

         Address for notices or communications to Party A:

                  Address:          Bankers Trust Company, as Trustee
                                      for People's Bank Credit Card
                                      Master Trust
                                    4 Albany Street
                                    New York, New York  10006

                  Attention:       Corporate Trust and Agency Group (People's
                                     Bank Series 1997-1)

                  Facsimile No.:  (212) 250-6439

                  Telephone No.:  (212) 250-6137

                  (For all purposes)

         With copies to the Servicer:

                  Address:          People's Bank
                                    Bridgeport Center
                                    850 Main Street
                                    Bridgeport, Connecticut  06604-4913

                  Attention:        General Counsel and
                                     Interest Rate Risk Manager

         Address for notices or communications to Party B:

                  Address:              Lehman Brothers Financial Products Inc.
                                        3 World Financial Center, 12th Floor
                                        New York, New York  10285-1200 USA

                  Attention:            Documentation Group

                  Facsimile No.:        (212) 526-1877

                  Telephone No.:        (212) 528-7097

                 (For all purposes.)

         (b)  Process Agent.  Not applicable.

         (c)  Multibranch Party.  For the purpose of Section 10:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

         (d) Calculation Agent. The Calculation Agent is Party B, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

         (e)  Credit Support Document.  None.

         (f)  Credit Support Provider.  None.

         (g) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

         (h) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

         (i) Netting of Payments. The limitation set forth in Section 2(c)(ii) of this Agreement will apply and therefore the netting specified in Section 2(c) of this Agreement will be limited to the same Transaction.



                                     PART 5

                                Other Provisions

         (a) Recourse. Notwithstanding anything to the contrary contained in this Agreement, but subject to paragraph (f) of this Part 5, the obligations of Party A under this Agreement shall not be recourse to Bankers Trust Company or People's Bank, a Connecticut capital stock savings bank ("People's Bank"), as Seller and Servicer under the Pooling and Servicing Agreement (as defined below under "Capitalized Terms"), or any Class A Certificateholder or Class B Certificateholder (either, any "Certificateholder") (or any person or organization acting on behalf of Bankers Trust Company, People's Bank or any Certificateholder or any affiliate, officer or director of Bankers Trust Company, People's Bank or any Certificateholder) and, with respect to any payment obligations of Party A, recourse shall be had solely to the assets of the Trust.

         (b) Limitation of Defaults and Termination. Notwithstanding the terms of Sections 5 and 6 of this Agreement, if at any time and so long as Party A shall have satisfied in full all of its payment obligations under Section 2(a)(i) of this Agreement and shall at the time have no future payment obligations, whether absolute or contingent, under such Section, then unless Party B is required pursuant to appropriate proceedings to return to Party A or otherwise returns to Party A upon demand of Party A any portion of any such payment, the occurrence of an event described in Section 5(a) of this Agreement with respect to Party A shall not constitute an Event of Default or a Potential Event of Default with respect to Party A as the Defaulting Party and (ii) Party B shall be entitled to designate an Early Termination Date pursuant to Section 6 of this Agreement only as a result of the occurrence of a Termination Event set forth in Section 5(b)(i) of this Agreement with respect to Party B as the Affected Party.

         (c) Covenant Not to Institute Proceedings. In connection with this Agreement, Party B hereby covenants and agrees that it will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state or any foreign bankruptcy or similar law.

         (d) Notwithstanding anything in Section 7 of the Agreement or any Confirmation to the contrary, Party B hereby agrees and acknowledges that Party A shall have the right to transfer all or a portion of its rights to payment from Party B under any Transaction to any Person, provided that (i) neither party is required to pay to the other party an additional amount under Section 2(d)(i)(4) or to receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) of the Agreement or (ii) Party B has given its consent to such transfer (which consent shall not be unreasonably withheld by Party B). Any transfer pursuant to this paragraph (d) shall be in accordance with the provisions of Section 4.11 of the Supplement (as defined herein). Party B hereby agrees to make such payments due hereunder as have been transferred to the transferee designated by Party A and to the account or accounts specified in a written notice to be provided by Party A to Party B at least 5 Business Days prior to the effectiveness of such transfer but not more than 30 days prior to the effectiveness of such transfer.

         (e) Successors. Notwithstanding anything in Section 7 of the Agreement, this Schedule or any Confirmation to the contrary, the terms "Party A" and other terms with like significance as used in the Agreement or therein shall include all successors from time to time to Bankers Trust Company, as trustee for the Trust and no consent of Party B shall be required for any transfer or assignment to a successor trustee for the Trust.

         (f) No Personal Liability. In the absence of gross negligence, willful misconduct, or bad faith on the part of the

Trustee, the Trustee will have no personal liability for any amounts required to be paid by the Trust under this Agreement.

         (g) Amendment. No amendment, modification or waiver in respect of this Agreement will be effective unless (i) it is in writing and executed by each of the parties or confirmed by an exchange of telexes or facsimiles and (ii) except as waived by the Rating Agencies, the Rating Agencies shall have received at least 5 days prior written notice of such amendment and have advised in writing that such amendment will not result in a downgrade or withdrawal of the then-current rating on the Series 1997-1 Certificates.

         (h) Termination at the Option of the Trust. Party A may, upon at least two Business Days' prior written notice, terminate in whole or in part (which termination shall not be deemed to constitute a Potential Event of Default or Event of Default hereunder) any Transaction, prior to the related Termination Date, under the Agreement; any amount paid by Party B in connection with such termination shall be as agreed between the parties hereto, or if no agreement is reached by 12 noon, New York City time, on the applicable Early Termination Date, as calculated by Party B pursuant to Section 6(e)(ii)(1) as if Party A were the sole Affected Party, on the basis of Market Quotations and Second Method. For the avoidance of doubt, Market Quotation shall never be expressed as being an amount payable by Party A to Party B.

         (i) Scheduled Payments by Party A. For the avoidance of doubt, Party A has no payment obligations under Section 2(a)(i) of the Agreement other than those specified as the Fixed Amounts in the Confirmations described in paragraph
(j) below.

         (j) Transactions. This Agreement and all Transactions relate to the Trust's Series 1997-1 Certificates, and unless otherwise agreed to in writing by the parties hereto, the only Transactions governed hereby shall be the two Transactions evidenced by the Confirmations dated March 27, 1997, and attached as Exhibit A hereto, as such Confirmations are modified from time to time.

         (k) Capitalized Terms. Capitalized terms not otherwise defined herein or in the Definitions shall have the meanings assigned to them in the Amended and Restated Pooling and Servicing Agreement, dated as of March 18, 1997 amending and restating in the entirety, the Pooling and Servicing Agreement dated as of June 1, 1993, by and between People's Bank as Seller and Servicer, and Party A, as supplemented by the Series 1997-1 Supplement, dated as of March 18, 1997 (the "Supplement") (as so supplemented, the "Pooling and Servicing Agreement").

         (l) Waiver of Jury Trial. Each party hereto hereby irrevocably waives any and all right to trial by jury in any Proceedings.

         (m) Representations and Warranties. Section 3(a) is amended by adding the following paragraph (vi):

                  "(vii) Eligible Swap Participant. It is an "eligible swap participant" as that term is defined by the United States Commodity Futures Trading Commission in 17 C.F.R. ss. 35.1(b)(2) and it has entered into this Agreement and it is entering into each Transaction in connection with its line of business (including financial intermediation services) or the financing of its business.

         (n) No Reliance. Each party acknowledges and agrees that (i) it is acting solely in the capacity of an arm's length contractual counterparty, with respect to this Agreement and any Transaction hereunder, and (ii) it is not acting as a financial advisor or fiduciary of the other party (or in any similar capacity) with respect to the Agreement and any Transaction hereunder regardless of whether it provides the other party with market information or its views. Each party represents to the other party (which representation shall be deemed to be repeated on each date on which any Transaction is entered into) that it understands the risks of the Transactions it enters and any legal, regulatory, tax, accounting and economic consequences arising therefrom and that its decision to enter into each Transaction has been based solely on its independent evaluation and the independent evaluation of its representatives in light of its financial capabilities and objectives.

         (o) Consent to Recording. The parties agree that each may electronically record all telephonic conversations between them and that any such recordings may be submitted in evidence to any court or in any Proceedings for the purpose of establishing any matters pertinent to any Transaction.

         (p) Notice by Facsimile. In addition to the methods outlined in Section 12(a), notices and communications (other than for the purposes of Section 13(c)), may also be sent by telecopier at the numbers specified in Part 4 of this Schedule. Promptly after giving any such notice or communication, the sender shall also confirm the notice or communication by telephone at the number and to the attention of the party specified in Part 4 of this Schedule. Provided that such telephonic confirmation is made promptly, a notice or communication sent via telecopier will be effective upon receipt.

         (q) Country of Domicile. The country of domicile of Party A is the United States of America. The country of domicile of Party B is the United States of America.

         (r) Confirmation. Each Confirmation supplements, forms part of, and will be read and construed as one with, this Agreement.

         (s) Accuracy of Specified Information. Section 3(d) is hereby amended by adding in the third line thereof after the word "respect" and before the period the words "or, in the case of audited or unaudited financial statements or balance sheets, a fair presentation of the financial condition of the relevant person".

         (t) "Form W-9" means United States Internal Revenue Service Form W-9 or any successor form.



                    [Rest of page intentionally left blank.]

         IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


BANKERS TRUST COMPANY,  not in          LEHMAN FINANCIAL PRODUCTS INC.
  its individual capacity but
  solely as Trustee for
  People's Bank Credit Card
  Master Trust



By: /s/ Louis Bodi                      By: /s/ Florence D. Nolan
------------------------------          --------------------------------
   Name:  Louis Bodi                       Name:  Florence D. Nolan
   Title: Vice President                   Title: Vice President


DATE:  March 27, 1997                   DATE:  March 27, 1997

                                                                  EXECUTION COPY

                                                                 [Series 1997-1]

                                                                       [Class A]





                                  CONFIRMATION


Date:  March 27, 1997

To:      Bankers Trust Company,
         not in its individual
         capacity, but solely as
         Trustee for People's Bank
         Credit Card Master Trust

Attention:  Structured Finance Group

From:  Lehman Brothers Financial Products Inc.
         (the "Cap Provider")

Transaction
Reference Number:  35772

         The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between us. This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

         The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) (the
"Definitions") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

         (a) This Confirmation supplements, forms a part of, and is subject to, the Master Agreement dated as of March 27, 1997, as amended or supplemented from time to time (the "Master Agreement") between you and us. All provisions contained in the Master Agreement shall govern this Confirmation except as expressly modified below. Additionally, upon the due execution and delivery of this Confirmation, the [Class A] Confirmation dated March 18, 1997, between People's Bank and the Cap Provider, which supplements the Master Agreement dated as of March 18, 1997, between People's Bank and the Cap Provider shall be deemed cancelled in its entirety, and all right, title, obligations and interest created thereunder shall cease to exist, except that this Confirmation shall be effective.

         (b) The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:    Rate Cap Transaction

Notional Amount:        The Notional Amount for the period
                        from the Effective Date through and
                        including the Calculation Period
                        commencing on the Distribution Date
                        in October, 2001 is
                        U.S.$425,000,000.  Thereafter, the
                        Notional Amount for the applicable
                        Calculation Period commencing on
                        the applicable date specified below
                        (or, if such day is not a Business
                        Day, commencing on the following
                        Business Day) is set forth below
                        opposite such date:

                                                    Notional
                        Date                        Amount
                        ----                        ------
                        November 15, 2001           $318,750,000
                        December 15, 2001           $212,500,000
                        January 15, 2002            $106,250,000



Trade Date:             March 18, 1997 1/
                                       -
Effective Date:         April 15, 1997 2/
                                       -
Effective Date
  of Assignment:        March 27,1997

Termination Date:       The Distribution Date in February, 2002.

--------

1 This Confirmation relates to an Interest Rate Cap Assignment and Assumption Agreement, dated as of March 27, 1997, among People's Bank, the Trustee and the Cap Provider (the "Assignment Agreement"), pursuant to which People's Bank transferred all of its rights, title, obligations and interest in and under two confirmations, dated March
         18, 1997, between People's Bank and the Cap Provider. Such confirmations had a "Trade Date" of March 18, 1997 and an "Effective Date" of April 15, 1997.

2        See footnote 1.

Fixed Rate Amounts:

    Fixed Rate Payer:            Bankers Trust Company, not in its
                                 individual capacity, but solely as
                                 Trustee for People's Bank Credit
                                 Card Master Trust (the "Trustee")

    Fixed Rate Payer
      Payment Date:              Not applicable.

    Fixed Amount:                Zero. 3/
                                       -
Floating Amounts:

    Floating Rate Payer:         Cap Provider

    Cap Rate:                    10.0% per annum

    Floating Rate Payer
      Payment Dates:             The fourth Business Day preceding
                                 each Distribution Date.  Early
                                 Payment applies.  No adjustment of
                                 Floating Rate Payer Payment Dates,
                                 except for any adjustment of any
                                 Distribution Date, as provided in
                                 the definition of "Distribution
                                 Dates".

    Period End Dates:            Each Distribution Date.  No
                                 adjustment  of  Period  End
                                 Dates,   except   for   any
                                 adjustment      of      any
                                 Distribution    Date,    as
                                 provided in the  definition
                                 of "Distribution Dates".

    Floating Rate for Initial
      Calculation Period:        To be determined.

    Floating Rate Option:        USD-LIBOR-BBA

    Designated Maturity:         One Month.

    Spread:                      None.

--------

3 Pursuant to the Assignment Agreement, under the [Class A] Confirmation, dated March 18, 1997, executed by People's Bank and the Cap Provider, relating to this Confirmation, the Fixed Amount was U.S.$1,657,500.

    Floating Rate Day Count
      Fraction:                  Actual/360

    Reset Dates:                 First day of each Calculation
                                   Period.

    Compounding:                 Not applicable.

    Business Days:               New York, and Bridgeport,
                                   Connecticut

Calculation Agent:               Cap Provider


    (c)  Account Details:

Payments to Bankers Trust
  Company, as Trustee

    Account for payments:        Bankers Trust Company
                                 ABA No.:  021001033
                                 Account No.: 01419647
                                 Reference: People's Bank 1997-1
                                 Attention: Corporate Trust and
                                            Agency Group

Payments to Cap Provider

    Account for payments:        The Chase Manhattan Bank, New York
                                 ABA No.: ABA# 021000021
                                 Account No.: A/C# 066-289009
                                 Account Name: A/C of Lehman
                                               Brothers Financial Products Inc.

    (d)  Other Provisions:

                                 Solely for the  avoidance  of doubt,  in the
                                 event   that   the   Reset   Date   for  any
                                 Calculation  Period  shall  not be a  London
                                 Banking  Day and the rate  appearing  on the
                                 Telerate   Page   3750   described   in  the
                                 definition of "USD-LIBOR-BBA" on the day that is two London Banking Days preceding that Reset Date indicates that it shall be effective for deposits commencing on the London Banking Day immediately succeeding the Reset Date, such rate shall nonetheless be the Floating Rate for such Calculation Period.

Credit Support Documents:

    Credit Support Documents with
    respect to Cap Provider:                 See Master Agreement.

    Credit Support Documents with
    respect to Trustee:                      None.

Certain Defined Terms:

         "Distribution Dates" shall mean April 15, 1997 and the fifteenth day of each calendar month thereafter, or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                    LEHMAN BROTHERS FINANCIAL
                                    PRODUCTS INC.



                                    By:  /s/ Florence D. Nolan
                                         ---------------------
                                       Name:  Florence D. Nolan
                                       Title: Vice President

Accepted and confirmed as of the date first written:

BANKERS TRUST COMPANY, not in
its individual capacity, but
solely as Trustee for
People's Bank Credit Card
Master Trust


By: /s/ Louis Bodi
    -----------------------
    Name:   Louis Bodi
    Title:  Vice President

                                                                  EXECUTION COPY

                                                                 [Series 1997-1]

                                                                       [Class B]




                                  CONFIRMATION


Date:  March 27, 1997

         To:  Bankers Trust Company,
         not in its individual
         capacity, but solely as
         Trustee for People's Bank
         Credit Card Master Trust

Attention:  Structured Finance Group

From:  Lehman Brothers Financial Products Inc.
        (the "Cap Provider")

Transaction
Reference Number: 35776

         The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between us. This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

         The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) (the
"Definitions") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

         (a) This Confirmation supplements, forms a part of, and is subject to, the Master Agreement dated as of March 27, 1997, as amended or supplemented from time to time (the "Master Agreement") between you and us. All provisions contained in the Master Agreement shall govern this Confirmation except as expressly modified below. Additionally, upon the due execution and delivery of this Confirmation, the [Class B] Confirmation dated March 18, 1997, between People's Bank and the Cap Provider, which supplements the Master Agreement dated as of March 18, 1997, between People's Bank and the Cap Provider shall be deemed cancelled in its entirety, and all right, title, obligations and interest created thereunder shall cease to exist, except that this Confirmation shall be effective.

         (b) The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:                  Rate Cap Transaction

Notional Amount:                      U.S.$33,750,000

Trade Date:                           March 18, 1997 1/
                                                     -
Effective Date:                       April 15, 1997 2/
                                                     -

Effective Date
  of Assignment:                      March 27, 1997

Termination Date:                     The Distribution Date in
                                      March, 2002.

Fixed Rate Amounts:

         Fixed Rate Payer:            Bankers Trust Company, not in
                                      its individual capacity, but
                                      solely as Trustee for People's
                                      Bank Credit Card Master Trust
                                      (the "Trustee")

         Fixed Rate Payer
           Payment Date:              Not applicable.

         Fixed Amount:                Zero. 3/
                                            -
Floating Amounts:

         Floating Rate Payer:         Cap Provider

--------

1 This Confirmation relates to an Interest Rate Cap Assignment and Assumption Agreement, dated as of March 27, 1997, among People's Bank, the Trustee and the Cap Provider (the "Assignment Agreement"), pursuant to which People's Bank transferred all of its rights, title, obligations and interest in and under two confirmations, dated March
         18, 1997, between People's Bank and the Cap Provider. Such confirmations had a Trade Date of March 18, 1997 and an Effective Date of April 15, 1997.

2        See  footnote  1.

3 Pursuant to the Assignment Agreement, under the [Class B] Confirmation, dated March 18, 1997, executed by People's Bank and the Cap Provider, relating to this Confirmation, the Fixed Amount was U.S.$148,500.

         Cap Rate:                    10.0% per annum

         Floating Rate Payer
           Payment Dates:             The fourth Business Day
                                      preceding each Distribution
                                      Date.  Early Payment applies.
                                      No adjustment of Floating Rate
                                      Payer Payment Dates, except
                                      for any adjustment of any
                                      Distribution Date, as provided
                                      in the definition of
                                      "Distribution Dates".

         Period End Dates:            Each Distribution Date.  No
                                      adjustment of Period End
                                      Dates, except for any
                                      adjustment of any Distribution
                                      Date, as provided in the
                                      definition of "Distribution
                                      Dates."

         Floating Rate for Initial
           Calculation Period:        To be determined.

         Floating Rate Option:        USD-LIBOR-BBA

         Designated Maturity:         One Month.

         Spread:                      None

         Floating Rate Day Count
           Fraction:                  Actual/360

         Reset Dates:                 First day of each Calculation
                                      Period.

         Compounding:                 Not applicable.

         Business Days:               New York, and Bridgeport,
                                      Connecticut

Calculation Agent:                    Cap Provider

         (c)  Account Details:

Payments to Bankers Trust
  Company, as Trustee:

         Account for payments:        Bankers Trust Company
                                      ABA No.:  021001033
                                      Account No.:  01419647
                                      Reference:  People's Bank 1997-1
                                      Attention:  Corporate Trust and
                                        Agency Group

Payments to Cap Provider:

         Account for payments:        The Chase Manhattan Bank,
                                       New York
                                      ABA No.:  021000021
                                      Account No.: 066-289009
                                      Account Name:  A/C of Lehman
                                      Brothers Financial Products
                                      Inc.

         (d)  Other Provisions:       Solely for the avoidance of
                                      doubt, in the event that the
                                      Reset Date for any Calculation
                                      Period shall not be a London
                                      Banking Day and the rate
                                      appearing on the Telerate Page
                                      3750 described in the
                                      definition of "USD-LIBOR-BBA"
                                      on the day that is two London
                                      Banking Days preceding that
                                      Reset Date indicates that it
                                      shall be effective for
                                      deposits commencing on the
                                      London Banking Day immediately
                                      succeeding the Reset Date,
                                      such rate shall nonetheless be
                                      the Floating Rate for such
                                      Calculation Period.

Credit Support Documents:

         Credit
         Support Documents with
         respect to Cap Provider:     See the Master Agreement.

         Credit Support Documents
         with respect to Trustee:     None.

Certain Defined Terms:

"Distribution Dates" shall mean April 15, 1997 and the fifteenth day of each calendar month thereafter, or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                     LEHMAN BROTHERS FINANCIAL PRODUCTS INC.


                     By:____________________________________
                        Name:
                        Title:

Accepted and confirmed as of the date first written:

BANKERS TRUST COMPANY, not in
its individual capacity, but
solely as Trustee for
People's Bank Credit Card
Master Trust


By:   /s/ Louis Bodi
      ------------------------
   Name:  Louis Bodi
   Title: Vice President



                                                                                                          EXHIBIT 20

                                 PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                               MONTHLY SERVICER'S REPORT
-------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                              1
Monthly Period Ended                                                                              March 31, 1997
Distribution Date                                                                                 April 15, 1997
Determination Date                                                                                April 10, 1997
Number of Days in Period                                                                          19
-------------------------------------------------------------------------------------------------------------------------

1.   Trust Activity Series 1997-1

     Beginning of Month - Aggregate Principal Receivables                                         0.00

     Principal Collections on the Receivables                                                     0.00

     Finance Charge Collections                                                                   0.00

     Receivables in Defaulted Accounts                                                            0.00

     End of Month - Aggregate Principal Receivables                                               0.00

     Investor Interest Series 1994-1                                                              0.00
     Investor Interest Series 1994-2                                                              0.00
     Investor Interest Series 1995-1                                                              0.00
     Investor Interest Series 1996-1                                                              0.00
     Investor Interest Series 1997-1                                                              0.00
     Seller Principal Receivables                                                                 0.00

     Total Investor Percentage with respect to...
                                                                    Finance Charges               0.0000000%
                                                                    Charged-Off Accounts          0.0000000%
                                                                    Principal Receivables         0.0000000%

     Adjusted Investor Interest                                                                   0.00
       Class A Adjusted Investor Interest                                                         0.00
       Class B Investor Interest                                                                  0.00
       Collateral Interest                                                                        0.00
     Class A Percentage with respect to...
                                                                    Finance Charges               0.0000000%
                                                                    Charged-Off Accounts          0.0000000%
                                                                    Principal Receivables         0.0000000%

     Class B Percentage with respect to...
                                                                    Finance Charges               0.0000000%
                                                                    Charged-Off Accounts          0.0000000%
                                                                    Principal Receivables         0.0000000%
-------------------------------------------------------------------------------------------------------------------------


                                                     Page 1               People's Bank Credit Card Master Trust


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT
------------------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                                           1
Monthly Period Ended                                                                                           March 31, 1997
Distribution Date                                                                                              April 15, 1997
Determination Date                                                                                             April 10, 1997
Number of Days in Period                                                                                       19
------------------------------------------------------------------------------------------------------------------------------------
1.   Trust Activity Series 1997-1 (con't)

     Collateral Interest Percentage with respect to...
                                                                                 Finance Charges               0.0000000%
                                                                                 Charged-Off Accounts          0.0000000%
                                                                                 Principal Receivables         0.0000000%

     Seller Percentage with respect to...
                                                                                 Finance Charges               0.0000000%
                                                                                 Charged-Off Accounts          0.0000000%
                                                                                 Principal Receivables         0.0000000%
2.   Allocation of Funds in Collection Account

     Class A Available Funds                                                                                   0.00

     Class A Monthly Cap Interest Payable to Class A Certificateholders
     (See "Calculation of Certificate Interest" #4)                                                            0.00
       Unpaid Class A Monthly Cap Interest                                                                     0.00

     Class A Monthly Servicing Fee
     (See "Calculation of Monthly Servicing Fee" #7)                                                           0.00
       Unpaid Class A Monthly Servicing Fee                                                                    0.00

     Class A Investor Default Amount
       Class A Investor Charge-Offs                                                                            0.00
                                                                                                               0.00

     Excess Spread from Class A Finance Charge Collections                                                     0.00

     Class A Required Amount                                                                                   0.00

     Class B Available Funds                                                                                   0.00

     Class B Monthly Cap Interest Payable to Class B Certificateholders
     (See "Calculation of Certificate Interest" #4)                                                            0.00
       Unpaid Class B Monthly Cap Interest                                                                     0.00

     Class B Monthly Servicing Fee
     (See "Calculation of Monthly Servicing Fee" #7)                                                           0.00
       Unpaid Class B Monthly Servicing Fee                                                                    0.00

     Class B Investor Default Amount                                                                           0.00
       Class B Investor Charge-Offs                                                                            0.00
------------------------------------------------------------------------------------------------------------------------------------


                                                     Page 2               People's Bank Credit Card Master Trust


                                    PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                                  MONTHLY SERVICER'S REPORT
-------------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                                                        1
Monthly Period Ended                                                                                           March 31, 1997
Distribution Date                                                                                              April 15, 1997
Determination Date                                                                                             April 10, 1997
Number of Days in Period                                                                                                   19
-------------------------------------------------------------------------------------------------------------------------------
2.   Allocation of Funds in Collection Account (con't)

     Excess Spread from Class B Finance Charge Collections                                           0.00
     Class B Required Amount                                                                         0.00

     Collateral Available Funds                                                                      0.00

     Collateral Interest Monthly Servicing Fee
     (See "Calculation of Monthly Servicing Fee" #7)                                                 0.00
       Unpaid Collateral Interest Monthly Servicing Fee                                              0.00

     Excess Spread from Collateral Interest Finance Charge Collections                               0.00

     Total Excess Spread                                                                             0.00
     Excess Spread used to satisfy Class A Required Amount                                           0.00
       Excess Spread used to satisfy remaining Class A Monthly Cap Interest                          0.00
       Excess Spread used to satisfy remaining Class A Monthly Servicing Fee                         0.00
       Excess Spread used to satisfy remaining Class A Investor Default Amount                       0.00
       Excess Spread used to satisfy Unreimbursed Class A Investor Charge-Offs                       0.00
       Remaining Class A Required Amount                                                             0.00

     Excess Spread used to satisfy Class B Required Amount                                           0.00
       Excess Spread used to satisfy remaining Class B Monthly Cap Interest                          0.00
       Excess Spread used to satisfy remaining Class B Monthly Servicing Fee                         0.00
       Excess Spread used to satisfy remaining Class B Investor Default Amount                       0.00
       Excess Spread used to satisfy Unreimbursed Class B Investor Charge-Offs                       0.00
       Remaining Class B Required Amount                                                             0.00

     Shared Finance Charges used to satisfy Remaining Class A Required Amount                        0.00

       Shared Finance Charges used to satisfy remaining Class A Monthly Cap Interest                 0.00

       Shared Finance Charges used to satisfy remaining Class A Monthly Servicing Fee                0.00

       Shared Finance Charges used to satisfy remaining Class A Investor Default Amount              0.00

       Shared Finance Charges used to satisfy Unreimbursed Class A Investor Charge-Offs              0.00

       Remaining Class A Required Amount                                                             0.00
-------------------------------------------------------------------------------------------------------------------------------


                                                     Page 3               People's Bank Credit Card Master Trust


                                PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                             MONTHLY SERVICER'S REPORT
----------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                                               1
Monthly Period Ended                                                                                  March 31, 1997
Distribution Date                                                                                     April 15, 1997
Determination Date                                                                                    April 10, 1997
Number of Days in Period                                                                                          19
----------------------------------------------------------------------------------------------------------------------
2.   Allocation of Funds in Collection Account (con't)

     Reallocated Collateral Principal used to satisfy Remaining Class A
     Required Amount                                                                         0.00
       Reallocated Collateral Principal Collections used to satisfy remaining Class A
       Monthly Cap Interest                                                                  0.00
       Reallocated Collateral Principal Collections used to satisfy remaining Class A
       Monthly Servicing Fee                                                                 0.00
       Reallocated Collateral Principal Collections used to satisfy remaining Class A
       Investor Default Amount                                                               0.00
       Reallocated Collateral Principal Collections used to satisfy Unreimbursed
       Class A Charge-Offs                                                                   0.00
       Remaining Class A Required Amount                                                     0.00

     Reallocated Class B Principal Collections used to satisfy remaining
     Class A Required Amount                                                                 0.00
       Reallocated Class B Principal Collections used to satisfy remaining
       Class A Monthly Cap Interest                                                          0.00
       Reallocated Class B Principal Collections sued to satisfy remaining
       Class A Monthly Servicing Fee                                                         0.00
       Reallocated Class B Principal Collections used to satisfy remaining
       Class A Investor Default Amount                                                       0.00
       Reallocated Class B Principal Collections used to satisfy Unreimbursed
       Class A Investor Charge-Offs                                                          0.00

     Remaining Class A Required Amount                                                       0.00

     Collateral Interest used to satisfy Unreimbursed Class A
     Investor Charge-Offs                                                                    0.00

     Class B Investor Interest used to satisfy Unreimbursed Class A
     Investor Charge-Offs                                                                    0.00

     Shared Finance Charges used to satisfy Remaining Class B Required Amount                0.00
       Shared Finance Charges used to satisfy remaining Class B Monthly
       Cap Interest                                                                          0.00
       Shared Finance Charges used to satisfy remaining Class B Monthly
       Servicing Fee                                                                         0.00
       Shared Finance Charges used to satisfy remaining Class B Investor
       Default Amount                                                                        0.00
       Shared Finance Charges used to satisfy Unreimbursed Class B Investor
       Charge-Offs                                                                           0.00
       Remaining Class B Required Amount                                                     0.00
----------------------------------------------------------------------------------------------------------------------


                                                     Page 4               People's Bank Credit Card Master Trust


                                 PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                              MONTHLY SERVICER'S REPORT
------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                                                 1
Monthly Period Ended                                                                                    March 31, 1997
Distribution Date                                                                                       April 15, 1997
Determination Date                                                                                      April 10, 1997
Number of Days in Period                                                                                            19
------------------------------------------------------------------------------------------------------------------------
2.   Allocation of Funds in Collection Account (con't)

     Reallocated Collateral Principal used to satisfy Remaining Class B
     Required Amount                                                                            0.00
       Reallocated Collateral Principal Collections used to satisfy remaining Class B
       Monthly Cap Interest                                                                     0.00
       Reallocated Collateral Principal Collections used to satisfy remaining Class B
       Monthly Servicing Fee                                                                    0.00
       Reallocated Collateral Principal Collections used to satisfy remaining Class B
       Investor Default Amount                                                                  0.00
       Reallocated Collateral Principal Collections used to satisfy Unreimbursed Class B
       Charge-Offs                                                                              0.00
       Remaining Class B Required Amount                                                        0.00

     Collateral Interest used to satisfy Unreimbursed Class B Investor Charge-Offs              0.00

     Excess Spread used to satisfy interest on overdue Class A
     (See "Calculation of Certificate Interest" #4)                                             0.00

     Excess Spread used to satisfy interest on overdue Class B
     (See "Calculation of Certificate Interest" #4)                                             0.00

     Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                                                       0.00

     Excess Spread used to pay Collateral Monthly Interest                                      0.00

     Excess Spread used to satisfy excess of Class A Monthly Interest
     over Class A Monthly Cap Rate (other than Class A Excess Interest)                         0.00

     Excess Spread used to satisfy excess of Class B Monthly Interest
     over Class B Monthly Cap Rate (other than Class B Excess Interest)                         0.00

     Excess Spread used to satisfy Aggregate Collateral Default Amount from previous
     periods                                                                                    0.00

     Excess Spread used to satisfy Unreimbursed Reductions to Collateral Invested
     Amount                                                                                     0.00
------------------------------------------------------------------------------------------------------------------------


                                                     Page 5               People's Bank Credit Card Master Trust


                                 PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                              MONTHLY SERVICER'S REPORT
------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                                                 1
Monthly Period Ended                                                                                    March 31, 1997
Distribution Date                                                                                       April 15, 1997
Determination Date                                                                                      April 10, 1997
Number of Days in Period                                                                                            19
------------------------------------------------------------------------------------------------------------------------
2.   Allocation of Funds in Collection Account (con't)

     Excess Spread used to fund Reserve Account up to Required Reserve Account                   0.00

     Excess Spread used to satisfy payments per Loan Agreement                                   0.00

     Excess Spread used to satisfy Class A Excess Interest                                       0.00

     Excess Spread used to satisfy Class B Excess Interest                                       0.00

     Excess Spread used for Shared Finance Charge Collections for Other Series                   0.00

     Excess Spread used to pay other accrued and unpaid expenses of the Trust                    0.00

     Excess Spread paid to Holder of Exchangeable Seller Certificate (dollars)                   0.00
     Excess Spread paid to Holder of Exchangeable Seller
     Certificate (percentage of Investor Interest)                                               0.0000%

     Unreimbursed Class A Charge-Offs                                                            0.00
     Unreimbursed Class A Charge-Offs per $1,000 Original Investment                             0.00

     Unreimbursed Class B Charge-Offs                                                            0.00
     Unreimbursed Class B Charge-Offs per $1,000 Original Investment                             0.00

     Available Principal Collections                                                             0.00

     Monthly Principal Payable To Class A Certificateholders
     (See "Calculation of Monthly Principal" #5)                                                 0.00

     Monthly Principal Payable To Class B Certificateholders
     (See "Calculation of Monthly Principal" #5)                                                 0.00

     Monthly Principal Payable To Collateral Interest Holders
     (See "Collateral Interest Amount Activity" #8)                                              0.00

     Monthly Principal Reinvested In Receivables
     (See "Calculation of Monthly Principal" #5)                                                 0.00
------------------------------------------------------------------------------------------------------------------------


                                                     Page 6               People's Bank Credit Card Master Trust


                                 PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                              MONTHLY SERVICER'S REPORT
------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                                                 1
Monthly Period Ended                                                                                    March 31, 1997
Distribution Date                                                                                       April 15, 1997
Determination Date                                                                                      April 10, 1997
Number of Days in Period                                                                                            19
------------------------------------------------------------------------------------------------------------------------
2.   Allocation of Funds in Collection Account (con't)

     (Net Deposit)/Draws on Shared Principal Collections                                         0.00

     Required Shared Finance Charge Collections from other Series                                0.00
     Draw on Shared Finance Charge Collections from other Series                                 0.00

     Required Shared Finance Charge Collections for other Series                                 0.00
     Deposit of Shared Finance Charge Collections for other Series                               0.00

     Total Distribution to Class A Investors                                                     0.00
     Total Distribution to Class A Investors per $1,000 Invested                                 0.00

     Total Distributions to Class B Investors                                                    0.00
     Total Distribution to Class B Investors per $1,000 Invested                                 0.00

     Total Distribution to Collateral Interest Holders                                           0.00
     Total Distribution to Collateral Interest Holders per $1,000 Invested                       0.00

3.   Principal Funding Account and Reserve Account

     Beginning Balance of Principal Funding Account                                              0.00
     Deposits into Principal Funding Account                                                     0.00
     Withdrawals from Principal Funding Account                                                  0.00
     Ending Balance of Principal Funding Account                                                 0.00

     Accumulation Shortfall                                                                      0.00

     Principal Funding Investment Proceeds                                                       0.00
     Principal Funding Investment Shortfall                                                      0.00

     Beginning Balance of Reserve Account                                                        0.00
     Available Reserve Account Amount                                                            0.00
     Required Reserve Account Amount                                                             0.00
     Reserve Account Investment Proceeds                                                         0.00
     Deposits from Excess Spread into Reserve Account                                            0.00
     Reserve Account Draws                                                                       0.00
     Ending Balance of Reserve Account                                                           0.00

4.   Calculation of Certificate Interest

     Class A Certificate Rate                                                                    0.00000%

     Previous Month's Class A Deficiency Amount                                                  0.00
------------------------------------------------------------------------------------------------------------------------


                                                     Page 7               People's Bank Credit Card Master Trust


                                 PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                              MONTHLY SERVICER'S REPORT
------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                                                 1
Monthly Period Ended                                                                                    March 31, 1997
Distribution Date                                                                                       April 15, 1997
Determination Date                                                                                      April 10, 1997
Number of Days in Period                                                                                            19
------------------------------------------------------------------------------------------------------------------------
4.   Calculation of Certificate Interest (con't)

     Class A Interest at the Certificate Rate + 0.5% on Deficiency Amount                        0.00

     Covered Amount                                                                              0.00
     Principal Funding Investment Proceeds                                                       0.00
     Principal Funding Investment Shortfall                                                      0.00
     Reserve Account Draws                                                                       0.00

     Class A Investor Certificate Interest Shortfall                                             0.00
     (Deficiency Amounts)

     This Month Class A Certificate Interest                                                     0.00

     Expected Class A Principal                                                                  0.00
     This Month Class A Cap Shortfall                                                            0.00
     Class A Excess Interest                                                                     0.00

     Total Class A Interest Distributable to Class A Certificateholders                          0.00
     Total Class A Interest Distributable per $1,000 of Class A Original Investment              0.00

     Class B Certificate Rate                                                                    0.00000%

     Previous Month's Class B Deficiency Amount                                                  0.00

     Class B Interest at the Certificate Rate + 0.5% on Deficiency Amount                        0.00

     Class B Investor Certificate Interest Shortfall                                             0.00

     This Month Class B Certificate Interest                                                     0.00

     Expected Class B Principal                                                                  0.00
     This Month Class B Cap Shortfall                                                            0.00
     Class B Excess Interest                                                                     0.00

     Total Class B Interest Distributable to Class B Certificateholders                          0.00
     Total Class B Interest Distributable per $1,000 of Class B Original Investment              0.00

     Total Certificate Interest Distributable to Class A and Class B Certificateholders          0.00

     Total Interest Distributable per $1,000 of Original Investment to Class A
     and Class B Certificateholders                                                              0.00
------------------------------------------------------------------------------------------------------------------------


                                                     Page 8               People's Bank Credit Card Master Trust


                                 PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                              MONTHLY SERVICER'S REPORT
------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                                                 1
Monthly Period Ended                                                                                    March 31, 1997
Distribution Date                                                                                       April 15, 1997
Determination Date                                                                                      April 10, 1997
Number of Days in Period                                                                                            19
------------------------------------------------------------------------------------------------------------------------
5.   Calculation of Monthly Principal

     Beginning Investor Interest                                                                 0.00

     Beginning Class A Investor Interest                                                         0.00
     Class A Available Principal Collections                                                     0.00
     Maximum Monthly Principal to Class A Certificateholders                                     0.00
     Monthly Principal Payable to Class A Certificateholders                                     0.00
     Class A Controlled Deposit Amount                                                           0.00
     Class A Controlled Accumulation Amount                                                      0.00
     Class A Monthly Unreimbursed Charge-Offs                                                    0.00
     Total Class A Monthly Principal                                                             0.00
     Ending Class A Investor Interest                                                            0.00

     Class A Monthly Principal Payable per $1,000 of Original Investment                         0.00

     Class A Monthly Principal Reinvested in Receivables                                         0.00

     Beginning Class B Investor Interest                                                         0.00
     Class B Available Principal Collections                                                     0.00
     Maximum Monthly Principal to Class B Certificateholders                                     0.00
     Class B Monthly Principal                                                                   0.00
     Monthly Principal Payable to Class B Certificateholders                                     0.00
     Class B Monthly Unreimbursed Charge-Offs                                                    0.00
     Total Class B Monthly Principal                                                             0.00
     Ending Class B Investor Interest                                                            0.00

     Class B Monthly Principal Payable per $1,000 of Original Investment                         0.00

     Class B Monthly Principal Reinvested in Receivables                                         0.00

     Class B Reallocated Principal                                                               0.00
     Prior Month's Cumulative Class B Reallocated Principal                                      0.00
     Class B Investor Interest used to satisfy Unreimbursed Class A
     Investor Charge-Offs                                                                        0.00
     Prior Month's Cumulative Class B Investor Interest used to satisfy
     Unreimbursed Class A Investor Charge-Offs                                                   0.00
     Required Shared Principal Collections for other Series                                      0.00
     Deposit of Shared Principal Collections for other Series                                    0.00
     Required Shared Principal Collections from other Series                                     0.00
     Draw on Shared Principal Collections from other Series                                      0.00

     Ending Investor Interest                                                                    0.00
------------------------------------------------------------------------------------------------------------------------


                                                     Page 9               People's Bank Credit Card Master Trust


                                 PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                              MONTHLY SERVICER'S REPORT
------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                                                 1
Monthly Period Ended                                                                                    March 31, 1997
Distribution Date                                                                                       April 15, 1997
Determination Date                                                                                      April 10, 1997
Number of Days in Period                                                                                            19
------------------------------------------------------------------------------------------------------------------------
6.   Calculation of Pool Factor

     (Ending Certificate Balance divided by Initial Principal Amount to 7 decimal places)        0.000000

7.   Calculation of Monthly Servicing Fee

     Class A Servicing Fee Percentage                                                            0.00%
     Class B Servicing Fee Percentage                                                            0.00%
     Collateral Interest Amount Servicing Fee Percentage                                         0.00%

     Beginning Class A Investor Interest                                                         0.00
     Beginning Class B Investor Interest                                                         0.00
     Beginning Collateral Investor Interest                                                      0.00
     Beginning Investor Interest                                                                 0.00

       Class A Monthly Servicing Fee                                                             0.00
       Class B Monthly Servicing Fee                                                             0.00
       Collateral Interest Monthly Servicing Fee                                                 0.00

       Total Monthly Servicing Fee                                                               0.00

     Class A Monthly Servicing Fee Shortfall                                                     0.00
     Class B Monthly Servicing Fee Shortfall
     Collateral Interest Amount Monthly Servicing Fee Shortfall                                  0.00

8.   Collateral Interest Amount Activity

     Beginning of Month Balance                                                                  0.00

     Required Collateral Interest Amount                                                         0.00
     Collateral Interest Amount Monthly Interest                                                 0.00
     Collateral Interest Amount Certificate Interest Shortfall                                   0.00
     Collateral Monthly Principal                                                                0.00
     Collateral Monthly Principal Payable per $1,000 of Original Investment                      0.00
     Collateral Interest Monthly Interest Payable per $1,000 of Original Investment              0.00
     Excess Spread used to satisfy payments per Loan Agreement                                   0.00
     Collateral Interest Amount Deposits                                                         0.00
     End of Month Balance                                                                        0.00
     Reinvestment Income Received on Collateral Interest Amount                                  0.00

     Aggregate Collateral Interest Amount Draws                                                  0.00

     Available Collateral Interest Amount (Dollars)                                              0.00
     Available Collateral Interest Amount (Percentage)                                           0.00%
     Ratio of Collateral Interest to Investor Interest                                           0.00%
------------------------------------------------------------------------------------------------------------------------


                                                     Page 10               People's Bank Credit Card Master Trust


                                 PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                                              MONTHLY SERVICER'S REPORT
------------------------------------------------------------------------------------------------------------------------

Number of Months Series in Existence                                                   1
Monthly Period Ended                                                                   March 31, 1997
Distribution Date                                                                      April 15, 1997
Determination Date                                                                     April 10, 1997
Number of Days in Period                                                               19
------------------------------------------------------------------------------------------------------------------------
9.   Past Due Statistics
     (past due on a contractual basis)

     1-30 days past due                               Dollars                          0
                                                      Percent Dollars                  0.00%
                                                      Number of Accts                  0
                                                      Percent Number of Accts          0.00%

     31-60 days past due                              Dollars                          0
                                                      Percent Dollars                  0.00%
                                                      Number of Accts                  0
                                                      Percent Number of Accts          0.00%

     61-90 days past due                              Dollars                          0
                                                      Percent Dollars                  0.00%
                                                      Number of Accts                  0
                                                      Percent Number of Accts          0.00%

     91-120 days past due                             Dollars                          0
                                                      Percent Dollars                  0.00%
                                                      Number of Accts                  0
                                                      Percent Number of Accts          0.00%

     121-150 days past due                            Dollars                          0
                                                      Percent Dollars                  0.00%
                                                      Number of Accts                  0
                                                      Percent Number of Accts          0.00%

     151-180 days past due                            Dollars                          0
                                                      Percent Dollars                  0.00%
                                                      Number of Accts                  0
                                                      Percent Number of Accts          0.00%

     181 + days past due                              Dollars                          0
                                                      Percent Dollars                  0.00%
                                                      Number of Accts                  0
                                                      Percent Number of Accts          0.00%

10.    Base Rate Calculation

     Base Rate                                                                         0.00%

     Portfolio Yield                                  (net of losses)                  0.00%

     Excess of Portfolio Yield over Base Rate                                          0.00%
------------------------------------------------------------------------------------------------------------------------


                                                     Page 11               People's Bank Credit Card Master Trust


------------------------------------------------------------------------------------------------------------------------
11.    Number of Accounts in the Trust

     Number of Additional Accounts                                                     0
     Number of Removed Accounts                                                        0
     Number of Automatic Additional Accounts                                           0
     Ending Number of Accounts                                                         0
------------------------------------------------------------------------------------------------------------------------


                                                     Page 12               People's Bank Credit Card Master Trust